                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5002

                           SCUDDER VARIABLE SERIES II
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       12/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

Annual report to
shareholders for the year
ended December 31, 2004

Scudder Variable Series II

Scudder Aggressive Growth Portfolio

Scudder Blue Chip Portfolio

Scudder Conservative Income Strategy Portfolio

Scudder Fixed Income Portfolio

Scudder Global Blue Chip Portfolio

Scudder Government & Agency Securities Portfolio

Scudder Growth Portfolio

Scudder Growth & Income Strategy Portfolio

Scudder Growth Strategy Portfolio

Scudder High Income Portfolio

Scudder Income & Growth Strategy Portfolio

Scudder International Select Equity Portfolio

Scudder Large Cap Value Portfolio

Scudder Mercury Large Cap Core Portfolio

Scudder Money Market Portfolio

Scudder Small Cap Growth Portfolio

Scudder Strategic Income Portfolio

Scudder Technology Growth Portfolio

Scudder Templeton Foreign Value Portfolio

Scudder Total Return Portfolio

SVS Davis Venture Value Portfolio

SVS Dreman Financial Services Portfolio

SVS Dreman High Return Equity Portfolio

SVS Dreman Small Cap Value Portfolio

SVS Eagle Focused Large Cap Growth Portfolio

SVS Focus Value+Growth Portfolio

SVS Index 500 Portfolio

SVS INVESCO Dynamic Growth Portfolio

SVS Janus Growth and Income Portfolio

SVS Janus Growth Opportunities Portfolio

SVS MFS Strategic Value Portfolio

SVS Oak Strategic Equity Portfolio

SVS Turner Mid Cap Growth Portfolio

Contents

Performance Summary, Information About Your Portfolio's Expenses, Management Summary, Investment Portfolio, Financial Statements and Financial Highlights for:

Click Here Scudder Aggressive Growth Portfolio

Click Here Scudder Blue Chip Portfolio

Click Here Scudder Conservative Income Strategy Portfolio

Click Here Scudder Fixed Income Portfolio

Click Here Scudder Global Blue Chip Portfolio

Click Here Scudder Government & Agency Securities
Portfolio (formerly Scudder Government Securities
Portfolio)

Click Here Scudder Growth Portfolio

Click Here Scudder Growth & Income Strategy Portfolio

Click Here Scudder Growth Strategy Portfolio

Click Here Scudder High Income Portfolio

Click Here Scudder Income & Growth Strategy Portfolio

Click Here Scudder International Select Equity Portfolio

Click Here Scudder Large Cap Value Portfolio (formerly
Scudder Contrarian Value Portfolio)

Click Here Scudder Mercury Large Cap Core Portfolio

Click Here Scudder Money Market Portfolio

Click Here Scudder Small Cap Growth Portfolio

Click Here Scudder Strategic Income Portfolio

Click Here Scudder Technology Growth Portfolio

Click Here Scudder Templeton Foreign Value Portfolio

Click Here Scudder Total Return Portfolio

Click Here SVS Davis Venture Value Portfolio

Click Here SVS Dreman Financial Services Portfolio

Click Here SVS Dreman High Return Equity Portfolio

Click Here SVS Dreman Small Cap Value Portfolio

Click Here SVS Eagle Focused Large Cap Growth Portfolio

Click Here SVS Focus Value+Growth Portfolio

Click Here SVS Index 500 Portfolio

Click Here SVS INVESCO Dynamic Growth Portfolio

Click Here SVS Janus Growth and Income Portfolio

Click Here SVS Janus Growth Opportunities Portfolio

Click Here SVS MFS Strategic Value Portfolio

Click Here SVS Oak Strategic Equity Portfolio

Click Here SVS Turner Mid Cap Growth Portfolio

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public
Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

This report must be preceded or accompanied by a prospectus. To obtain a prospectus, call (800) 778-1482 or your financial representative. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The prospectus contains this and other important information about the product. Please read the prospectus carefully before you invest.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE

Investments in variable portfolios involve risk. Some portfolios have more risk than others. These include portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read the prospectus for specific details regarding its investments and risk profile.

Performance Summary December 31, 2004

Scudder Aggressive Growth Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this Portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this Portfolio would be lower.

Growth of an Assumed $10,000 Investment in Scudder Aggressive Growth Portfolio from 5/1/1999 to 12/31/2004
[] Scudder Aggressive Growth Portfolio — Class A [] Russell 3000 Growth Index [] S&P 500 Index

The Russell 3000 Growth Index is an unmanaged, capitalization-weighted index containing the growth stocks in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
Scudder Aggressive Growth Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,402	$9,664	$7,186	$10,053
	Average annual total return	4.02%	-1.13%	-6.40%	.09%
Russell 3000 Growth Index	Growth of $10,000	$10,693	$10,078	$6,285	$7,895
	Average annual total return	6.93%	.26%	-8.87%	-4.09%
S&P 500 Index	Growth of $10,000	$11,088	$11,115	$8,902	$9,882
	Average annual total return	10.88%	3.59%	-2.30%	-.21%
Scudder Aggressive Growth Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$10,361	$13,136
	Average annual total return			3.61%	11.52%
Russell 3000 Growth Index	Growth of $10,000			$10,693	$12,684
	Average annual total return			6.93%	9.98%
S&P 500 Index	Growth of $10,000			$11,088	$12,800
	Average annual total return			10.88%	10.38%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1999. Index returns begin April 30, 1999.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

Scudder Aggressive Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,058.10	$ 1,056.30
Expenses Paid per $1,000*	$ 5.10	$ 7.05
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,020.25	$ 1,018.35
Expenses Paid per $1,000*	$ 5.00	$ 6.92

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Aggressive Growth Portfolio	.98%	1.36%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

Scudder Aggressive Growth Portfolio

Growth stocks produced favorable returns during 2004, but as a group this asset class underperformed value stocks in the large-cap segment with the reverse holding true in small caps. Among the market capitalization segments, mid-cap stocks outperformed both small caps and large caps. Notably, small, low-quality and high-beta companies that dominated market returns in 2003 continued their reversal as larger-cap, higher-quality and dividend-paying securities outperformed during the annual period. The portfolio produced a total return of 4.02% (Class A shares, unadjusted for contract charges) for the 12-month period ended December 31, 2004, trailing the 6.93% return of its benchmark, the Russell 3000 Growth Index. During the period, the market was able to weather a mixed-bag of labor reports, the insurgency in Iraq, a mid-year spike in oil prices and the hotly contested presidential election.

Throughout the period, stock selection was the primary detractor from fund performance. While our stock selection in the financials, health care and materials sectors aided performance, our stock picks in information technology, industrials, consumer staples, and energy lagged their benchmark counterparts. Asset allocation contributed to performance for the period. The portfolio's underweight in industrials and health care and overweight in information technology detracted from performance. However, the portfolio's overweight in consumer discretionary and energy and underweight in consumer staples aided performance.

Going forward, we believe investors' renewed emphasis on fundamentals and valuations should generate additional performance opportunities for the portfolio given its emphasis on fundamental research and individual stock selection. We will continue to focus on sound growth companies, which are or should be able to produce healthy earnings growth.

Samuel A. Dedio
Robert S. Janis

Co-Lead Portfolio Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 3000 Growth Index is an unmanaged, capitalization-weighted index containing the growth stocks in the Russell 3000 Index with higher price-to- book ratios and higher forecasted growth values.

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Aggressive Growth Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03

Common Stocks	97%	97%
Cash Equivalents	3%	3%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Health Care	26%	22%
Information Technology	25%	33%
Consumer Discretionary	17%	17%
Financials	13%	9%
Consumer Staples	5%	5%
Industrials	5%	9%
Materials	5%	1%
Telecommunication Services	2%	1%
Energy	2%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 9. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Aggressive Growth Portfolio

	Shares	Value ($)

Common Stocks 97.1%
Consumer Discretionary 16.7%
Hotels Restaurants & Leisure 4.5%
RARE Hospitality International, Inc.*	19,400	618,084
Station Casinos, Inc.	17,200	940,496
The Cheesecake Factory, Inc.* (c)	34,200	1,110,474
		2,669,054
Household Durables 2.7%
Harman International Industries, Inc.	12,800	1,625,600
Specialty Retail 5.5%
Aeropostale, Inc.*	39,400	1,159,542
Chico's FAS, Inc.*	27,700	1,261,181
Urban Outfitters, Inc.*	18,300	812,520
		3,233,243
Textiles, Apparel & Luxury Goods 4.0%
Columbia Sportswear Co.*	18,400	1,096,824
Polo Ralph Lauren Corp.	29,900	1,273,740
		2,370,564
Consumer Staples 4.9%
Beverages 1.1%
Constellation Brands, Inc. "A"*	14,200	660,442
Food & Staples Retailing 2.7%
Wal-Mart Stores, Inc.	30,700	1,621,574
Household Products 1.1%
Jarden Corp.*	15,100	655,944
Energy 1.9%
Energy Equipment & Services
BJ Services Co.	12,100	563,134
Rowan Companies, Inc.*	22,700	587,930
		1,151,064
Financials 12.5%
Capital Markets 10.2%
E*TRADE Financial Corp.*	87,900	1,314,105
Goldman Sachs Group, Inc.	8,300	863,532
Investors Financial Services Corp. (c)	20,800	1,039,584
Legg Mason, Inc.	26,250	1,923,075
Lehman Brothers Holdings, Inc.	10,400	909,792
		6,050,088
Diversified Financial Services 2.3%
Citigroup, Inc.	13,600	655,248
The First Marblehead Corp.* (c)	12,700	714,375
		1,369,623
Health Care 25.7%
Biotechnology 2.8%
Amgen, Inc.*	14,800	949,420
Charles River Laboratories International, Inc.*	15,200	699,352
		1,648,772
	Shares	Value ($)

Health Care Equipment & Supplies 9.3%
C.R. Bard, Inc.	14,500	927,710
Cooper Companies, Inc. (c)	8,300	585,897
Fisher Scientific International, Inc.*	9,500	592,610
Kinetic Concepts, Inc.*	23,200	1,770,160
PerkinElmer, Inc.	36,800	827,632
Zimmer Holdings, Inc.*	10,500	841,260
		5,545,269
Health Care Providers & Services 8.9%
Aetna, Inc.	7,900	985,525
Community Health Systems, Inc.*	48,400	1,349,392
Coventry Health Care, Inc.*	14,000	743,120
Triad Hospitals, Inc.*	36,200	1,347,002
UnitedHealth Group, Inc.	9,500	836,285
		5,261,324
Pharmaceuticals 4.7%
Celgene Corp.*	41,400	1,098,342
Johnson & Johnson	16,800	1,065,456
Pfizer, Inc.	22,800	613,092
		2,776,890
Industrials 4.6%
Aerospace & Defense 1.0%
United Technologies Corp.	5,700	589,095
Commercial Services & Supplies 1.4%
Avery Dennison Corp.	13,700	821,589
Machinery 2.2%
Caterpillar, Inc.	7,300	711,823
Dover Corp.	14,100	591,354
		1,303,177
Information Technology 24.6%
Communications Equipment 4.4%
Cisco Systems, Inc.*	58,100	1,121,330
Polycom, Inc.*	25,800	601,656
QUALCOMM, Inc.	20,500	869,200
		2,592,186
Computers & Peripherals 5.5%
Dell, Inc.*	32,300	1,361,122
EMC Corp.*	67,000	996,290
QLogic Corp.*	24,700	907,231
		3,264,643
Internet Software & Services 2.6%
Check Point Software Technologies Ltd.*	36,100	889,143
Google, Inc. "A"*	3,400	656,540
		1,545,683
IT Consulting & Services 2.0%
Paychex, Inc.	34,400	1,172,352
Office Electronics 1.5%
Zebra Technologies Corp. "A"*	16,200	911,736
	Shares	Value ($)

Semiconductors & Semiconductor Equipment 2.9%
Linear Technology Corp.	25,500	988,380
Microchip Technology, Inc.	27,800	741,148
		1,729,528
Software 5.7%
Cognos, Inc.*	34,800	1,533,288
Microsoft Corp.	69,600	1,859,016
		3,392,304
Materials 4.2%
Containers & Packaging 1.4%
Packaging Corp. of America	35,400	833,670
Metals & Mining 2.8%
Peabody Energy Corp.	20,600	1,666,746
Telecommunication Services 2.0%
Wireless Telecommunication Services
Nextel Partners, Inc. "A"*	59,400	1,160,676
Total Common Stocks (Cost $47,343,395)		57,622,836
	Shares	Value ($)

Securities Lending Collateral 3.6%
Daily Assets Fund Institutional, 2.25% (d) (e) (Cost $2,157,464)	2,157,464	2,157,464

Cash Equivalents 3.0%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $1,745,508)	1,745,508	1,745,508
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $51,246,367) (a)	103.7	61,525,808
Other Assets and Liabilities, Net	(3.7)	(2,173,449)
Net Assets	100.0	59,352,359
Notes to Scudder Aggressive Growth Portfolio of Investments

* Non-income producing security.

(a) The cost for federal income tax purposes was $51,278,559. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $10,247,249. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,854,843 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $607,594.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $2,111,098, which is 3.6% of net assets.

(d) Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $47,343,395) — including $2,111,098 of securities loaned	$ 57,622,836
Investment in Daily Assets Fund Institutional (cost $2,157,464)*	2,157,464
Investment in Scudder Cash Management QP Trust (cost $1,745,508)	1,745,508
Total investments in securities, at value (cost $51,246,367)	61,525,808
Receivable for investments sold	52,680
Dividends receivable	17,385
Interest receivable	3,379
Other assets	1,833
Total assets	61,601,085
Liabilities
Payable for fund shares redeemed	1,007
Accrued management fee	14,561
Payable upon return of securities loaned	2,157,464
Other accrued expenses and payables	75,694
Total liabilities	2,248,726
Net assets, at value	$ 59,352,359
Net Assets
Net assets consist of: Accumulated net investment loss	(2,093)
Net unrealized appreciation (depreciation) on investments	10,279,441
Accumulated net realized gain (loss)	(39,182,351)
Paid-in capital	88,257,362
Net assets, at value	$ 59,352,359
Class A Net Asset Value, offering and redemption price per share ($53,160,434 ÷ 5,401,258 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.84
Class B Net Asset Value, offering and redemption price per share ($6,191,925 ÷ 634,195 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.76

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,370)	$ 428,176
Interest — Scudder Cash Management QP Trust	45,181
Securities lending income, including income from Daily Assets Fund Institutional	11,628
Total Income	484,985
Expenses: Management fee	433,852
Custodian and accounting fees	79,450
Distribution service fees (Class B)	12,985
Record keeping fees (Class B)	6,834
Auditing	44,356
Legal	16,080
Reports to shareholders	16,635
Other	2,616
Total expenses before expense reductions	612,808
Expense reductions	(43,768)
Total expenses after expense reductions	569,040
Net investment income (loss)	(84,055)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	2,570,533
Net unrealized appreciation (depreciation) during the period on investments	(452,406)
Net gain (loss) on investment transactions	2,118,127
Net increase (decrease) in net assets resulting from operations	$ 2,034,072

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations: Net investment income (loss)	$ (84,055)	$ (295,832)
Net realized gain (loss) on investment transactions	2,570,533	(6,980,374)
Net unrealized appreciation (depreciation) on investment transactions during the period	(452,406)	21,899,078
Net increase (decrease) in net assets resulting from operations	2,034,072	14,622,872
Portfolio share transactions: Class A Proceeds from shares sold	4,965,372	19,207,656
Cost of shares redeemed	(9,699,886)	(21,817,569)
Net increase (decrease) in net assets from Class A share transactions	(4,734,514)	(2,609,913)
Class B Proceeds from shares sold	2,601,994	3,541,180
Cost of shares redeemed	(435,771)	(186,774)
Net increase (decrease) in net assets from Class B share transactions	2,166,223	3,354,406
Increase (decrease) in net assets	(534,219)	15,367,365
Net assets at beginning of period	59,886,578	44,519,213
Net assets at end of period (including accumulated net investment loss of $2,093 and $85, respectively)	$ 59,352,359	$ 59,886,578
Other Information
Class A Shares outstanding at beginning of period	5,923,874	6,292,403
Shares sold	534,758	2,320,895
Shares redeemed	(1,057,374)	(2,689,424)
Net increase (decrease) in Portfolio shares	(522,616)	(368,529)
Shares outstanding at end of period	5,401,258	5,923,874
Class B Shares outstanding at beginning of period	405,258	11,689
Shares sold	277,046	417,145
Shares redeemed	(48,109)	(23,576)
Net increase (decrease) in Portfolio shares	228,937	393,569
Shares outstanding at end of period	634,195	405,258

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.46	$ 7.06	$ 10.22	$ 13.20	$ 13.99
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	(.05)	(.01)	.06	.18
Net realized and unrealized gain (loss) on investment transactions	.39	2.45	(3.11)	(2.92)	(.87)
Total from investment operations	.38	2.40	(3.12)	(2.86)	(.69)
Less distributions from: Net investment income	—	—	(.04)	(.12)	—
Net realized gains on investment transactions	—	—	—	—	(.10)
Total distributions	—	—	(.04)	(.12)	(.10)
Net asset value, end of period	$ 9.84	$ 9.46	$ 7.06	$ 10.22	$ 13.20
Total Return (%)	4.02[c]	33.99[c]	(30.66)	(21.76)	(4.96)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53	56	44	71	66
Ratio of expenses before expense reductions (%)	1.02	.98	.81	.86	.95
Ratio of expenses after expense reductions (%)	.95	.95	.81	.86	.94
Ratio of net investment income (loss) (%)	(.11)	(.57)	(.19)	.58	1.22
Portfolio turnover rate (%)	103	91	71	42	103

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

b Based on average shares outstanding during the period.

c Total return would have been lower had certain expenses not been reduced.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.42	$ 7.06	$ 7.43
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.39	2.45	(.35)
Total from investment operations	.34	2.36	(.37)
Net asset value, end of period	$ 9.76	$ 9.42	$ 7.06
Total Return (%)	3.61[c]	33.43[c]	(4.98)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	4.1
Ratio of expenses before expense reductions (%)	1.41	1.37	1.06*
Ratio of expenses after expense reductions (%)	1.34	1.34	1.06*
Ratio of net investment income (loss) (%)	(.50)	(.96)	(.47)*
Portfolio turnover rate (%)	103	91	71

a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b Based on average shares outstanding during the period.

c Total return would have been lower had certain expenses not been reduced.

* Annualized ** Not annualized

Performance Summary December 31, 2004

Scudder Blue Chip Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Blue Chip Portfolio from 5/1/1997 to 12/31/2004
[] Scudder Blue Chip Portfolio — Class A [] Russell 1000 Index

The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized United States companies whose common stocks are traded in the US. This larger capitalization, market-oriented index is highly correlated with the S&P 500 Index. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
Scudder Blue Chip Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,604	$11,500	$8,923	$14,190
	Average annual total return	16.04%	4.77%	-2.25%	4.67%
Russell 1000 Index	Growth of $10,000	$11,140	$11,337	$9,153	$17,447
	Average annual total return	11.40%	4.27%	-1.76%	7.53%
Scudder Blue Chip Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$11,555	$13,323
	Average annual total return			15.55%	12.15%
Russell 1000 Index	Growth of $10,000			$11,140	$13,004
	Average annual total return			11.40%	11.08%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1997. Index returns begin April 30, 1997.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

Scudder Blue Chip Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,085.10	$1,081.90
Expenses Paid per $1,000*	$ 3.72	$ 5.68
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,021.63	$ 1,019.75
Expenses Paid per $1,000*	$ 3.61	$ 5.51

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Blue Chip Portfolio	.71%	1.08%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

Scudder Blue Chip Portfolio

The US equity market produced a strong return in 2004, as steady economic growth and favorable corporate earnings results supported stock prices amid a potentially challenging environment. The portfolio returned 16.04% (Class A shares, unadjusted for contract charges), ahead of the 11.40% return of its benchmark, the Russell 1000 Index for the year ended December 31, 2004.

We believe the portfolio's strong performance is attributable to our disciplined focus on individual stock selection. We generated the best relative performance within the diversified financials, media and materials industry groups. The portfolio's position in Ryder System, Inc. (1.3% of net assets), a company that provides transportation and supply-chain-management solutions worldwide, also was a key contributor to performance as an improving economy sparked increased demand for trucking services. Our stock selection was weakest within the industrials sector, where an underweight position in General Electric Co. (2.1% of net assets) detracted from relative performance. General Electric looked weak based on our model, as its fundamental characteristics were poor relative to its industry peers, but the stock nevertheless outperformed in 2004.

Overall, we are pleased with the portfolio's performance and its current positioning. As always, we will continue to utilize a balanced approach to our stock selection methodology — using both value and growth attributes as well as technical signals — to help us pinpoint timely market opportunities.

Janet Campagna
Robert Wang

Co-Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. This may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized United States companies whose common stocks are traded in the US. This larger capitalization, market-oriented index is highly correlated with the S&P 500 Index. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Blue Chip Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03

Common Stocks	96%	97%
Cash Equivalents	4%	3%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Financials	19%	19%
Health Care	15%	15%
Information Technology	14%	17%
Industrials	13%	10%
Consumer Discretionary	12%	15%
Consumer Staples	8%	7%
Energy	8%	6%
Materials	5%	4%
Telecommunication Services	4%	4%
Utilities	2%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Blue Chip Portfolio

	Shares	Value ($)

Common Stocks 96.6%
Consumer Discretionary 11.9%
Auto Components 1.2%
American Axle & Manufacturing Holdings, Inc.	87,100	2,670,486
Autoliv, Inc.	25,600	1,236,480
		3,906,966
Hotels Restaurants & Leisure 1.0%
McDonald's Corp.	88,300	2,830,898
Regal Entertainment Group "A"	24,100	500,075
		3,330,973
Internet & Catalog Retail 0.7%
eBay, Inc.*	18,200	2,116,296
Media 3.2%
McGraw-Hill Companies, Inc.	54,100	4,952,314
Walt Disney Co.	186,100	5,173,580
		10,125,894
Multiline Retail 0.8%
Target Corp.	48,500	2,518,605
Specialty Retail 3.5%
American Eagle Outfitters, Inc.	54,300	2,557,530
Home Depot, Inc.	129,400	5,530,556
PETCO Animal Supplies, Inc.*	11,900	469,812
The Gap, Inc.	124,800	2,635,776
		11,193,674
Textiles, Apparel & Luxury Goods 1.5%
NIKE, Inc. "B"	31,800	2,883,942
V.F. Corp.	34,200	1,893,996
		4,777,938
Consumer Staples 7.8%
Beverages 0.5%
Adolph Coors Co. "B" (e)	22,900	1,732,843
Food & Drug Retailing 1.7%
7-Eleven, Inc.*	24,400	584,380
BJ's Wholesale Club, Inc.*	43,800	1,275,894
Costco Wholesale Corp.	73,800	3,572,658
Wal-Mart Stores, Inc.	100	5,282
		5,438,214
Food Products 2.9%
Pilgrim's Pride Corp. (e)	97,000	2,975,960
Tyson Foods, Inc. "A"	179,500	3,302,800
William Wrigley Jr. Co.	44,500	3,078,955
		9,357,715
Personal Products 1.7%
Gillette Co.	119,900	5,369,122
Tobacco 1.0%
Altria Group, Inc.	19,200	1,173,120
Loews Corp. — Carolina Group	9,100	263,445
UST, Inc.	35,900	1,727,149
		3,163,714
	Shares	Value ($)

Energy 7.6%
Oil & Gas
Anadarko Petroleum Corp.	72,200	4,679,282
Apache Corp.	89,100	4,505,787
Burlington Resources, Inc.	41,100	1,787,850
Chesapeake Energy Corp.	42,500	701,250
Devon Energy Corp.	32,300	1,257,116
El Paso Corp.	147,800	1,537,120
ExxonMobil Corp.	101,940	5,225,444
Noble Energy Inc.	20,500	1,264,030
Valero Energy Corp.	76,000	3,450,400
		24,408,279
Financials 18.3%
Banks 6.5%
Bank of America Corp.	203,800	9,576,562
Fremont General Corp.	21,900	551,442
Golden West Financial Corp.	2,400	147,408
National City Corp.	9,400	352,970
US Bancorp.	173,500	5,434,020
Wachovia Corp.	30,800	1,620,080
Wells Fargo & Co.	49,400	3,070,210
		20,752,692
Capital Markets 2.5%
Lehman Brothers Holdings, Inc.	50,200	4,391,496
Morgan Stanley	64,400	3,575,488
		7,966,984
Consumer Finance 1.0%
American Express Co.	10,600	597,522
Capital One Financial Corp.	19,000	1,599,990
Providian Financial Corp.*	64,400	1,060,668
		3,258,180
Diversified Financial Services 2.7%
Citigroup, Inc.	52,600	2,534,268
Freddie Mac	77,600	5,719,120
JPMorgan Chase & Co.	9,464	369,191
		8,622,579
Insurance 4.1%
American International Group, Inc.	8,412	552,416
Chubb Corp.	30,700	2,360,830
Loews Corp.	19,300	1,356,790
MetLife, Inc.	97,500	3,949,725
Odyssey Re Holdings Corp. (e)	6,800	171,428
W.R. Berkley Corp.	101,650	4,794,830
		13,186,019
Real Estate 1.5%
Apartment Investment & Management Co. "A" (REIT)	5,700	219,678
Avalonbay Communities, Inc. (REIT)	10,300	775,590
Camden Property Trust (REIT)	7,200	367,200
CenterPoint Properties Corp. (REIT)	5,200	249,028
Equity Office Properties Trust (REIT)	29,600	861,952
Equity Residential (REIT)	16,300	589,734
General Growth Properties, Inc. (REIT)	12,300	444,768
	Shares	Value ($)

Rayonier, Inc.	8,200	401,062
The Mills Corp. (REIT)	4,900	312,424
Vornado Realty Trust (REIT)	5,800	441,554
		4,662,990
Health Care 14.1%
Biotechnology 2.4%
Cephalon, Inc.*	10,000	508,800
Charles River Laboratories International, Inc.*	52,000	2,392,520
Genzyme Corp.*	30,400	1,765,328
Gilead Sciences, Inc.*	86,500	3,026,635
		7,693,283
Health Care Equipment & Supplies 2.1%
Baxter International, Inc.	25,200	870,408
Becton, Dickinson & Co.	79,600	4,521,280
Dade Behring, Inc.*	7,900	442,400
Respironics, Inc.*	14,400	782,784
		6,616,872
Health Care Providers & Services 4.1%
AmerisourceBergen Corp.	55,600	3,262,608
Covance, Inc.*	11,800	457,250
Coventry Health Care, Inc.*	66,300	3,519,204
UnitedHealth Group, Inc.	67,000	5,898,010
		13,137,072
Pharmaceuticals 5.5%
Allergan, Inc.	6,000	486,420
Bristol-Myers Squibb Co.	8,000	204,960
Johnson & Johnson	137,182	8,700,082
Medicis Pharmaceutical Corp. "A"	12,500	438,875
Merck & Co., Inc.	59,900	1,925,186
Pfizer, Inc.	221,150	5,946,724
		17,702,247
Industrials 12.3%
Aerospace & Defense 3.8%
Boeing Co.	87,400	4,524,698
General Dynamics Corp.	29,700	3,106,620
Northrop Grumman Corp.	2,100	114,156
Raytheon Co.	116,200	4,512,046
		12,257,520
Air Freight & Logistics 3.1%
FedEx Corp.	52,400	5,160,876
J.B. Hunt Transport Services, Inc.	13,700	614,445
Ryder System, Inc.	86,900	4,151,213
		9,926,534
Commercial Services & Supplies 2.1%
Cendant Corp.	181,600	4,245,808
Corporate Executive Board Co.	12,600	843,444
The Brinks Co.	37,200	1,470,144
		6,559,396
Industrial Conglomerates 2.2%
3M Co.	2,500	205,175
General Electric Co.	188,100	6,865,650
		7,070,825
	Shares	Value ($)

Machinery 0.8%
Cummins, Inc.	31,000	2,597,490
Road & Rail 0.3%
Norfolk Southern Corp.	22,200	803,418
Information Technology 13.8%
Communications Equipment 1.9%
Cisco Systems, Inc.*	296,900	5,730,170
Motorola, Inc.	14,600	251,120
		5,981,290
Computers & Peripherals 3.0%
International Business Machines Corp.	73,000	7,196,340
Sun Microsystems, Inc.*	443,200	2,384,416
		9,580,756
Internet Software & Services 0.8%
Ingram Micro, Inc. "A"*	65,600	1,364,480
Yahoo!, Inc.*	29,800	1,122,864
		2,487,344
IT Consulting & Services 0.7%
Unisys Corp.*	236,800	2,410,624
Semiconductors & Semiconductor Equipment 4.8%
Advanced Micro Devices, Inc.*	83,900	1,847,478
Cree, Inc.* (e)	48,300	1,935,864
Intel Corp.	270,900	6,336,351
MEMC Electronic Materials, Inc.*	59,700	791,025
Microchip Technology, Inc.	46,800	1,247,688
Micron Technology, Inc.*	186,000	2,297,100
National Semiconductor Corp.*	50,600	908,270
		15,363,776
Software 2.6%
Autodesk, Inc.	24,800	941,160
Microsoft Corp.	111,300	2,972,823
Oracle Corp.*	285,400	3,915,688
Symantec Corp.*	14,600	376,096
		8,205,767
Materials 4.4%
Chemicals 1.2%
Eastman Chemical Co.	19,100	1,102,643
Monsanto Co.	49,100	2,727,505
		3,830,148
Containers & Packaging 0.9%
Owens-Illinois, Inc.*	119,800	2,713,470
Metals & Mining 2.3%
Phelps Dodge Corp.	36,900	3,650,148
Southern Peru Copper Corp. (e)	10,600	500,426
United States Steel Corp. (e)	61,800	3,167,250
		7,317,824
Paper & Forest Products 0.0%
Louisiana-Pacific Corp.	3,100	82,894
	Shares	Value ($)

Telecommunication Services 4.3%
Diversified Telecommunication Services 2.8%
Sprint Corp.	130,300	3,237,955
Verizon Communications, Inc.	142,900	5,788,879
		9,026,834
Wireless Telecommunication Services 1.5%
Nextel Communications, Inc. "A"*	39,800	1,194,000
Nextel Partners, Inc. "A"*	96,800	1,891,472
Western Wireless Corp. "A"*	53,300	1,561,690
		4,647,162
Utilities 2.1%
Electric Utilities 1.5%
American Electric Power Co.	31,000	1,064,540
Exelon Corp.	83,600	3,684,251
		4,748,791
Multi-Utilities 0.6%
Duke Energy Corp.	85,200	2,158,115
Total Common Stocks (Cost $272,550,345)		308,809,130
	Principal Amount ($)	Value ($)

US Government Backed 0.2%
US Treasury Bill:
1.949%**, 1/20/2005 (f)	90,000	89,922
1.813%**, 1/20/2005 (f)	615,000	614,422
2.946%**, 1/20/2005 (f)	25,000	24,975
Total US Government Backed (Cost $729,066)		729,319
	Shares	Value ($)

Securities Lending Collateral 2.4%
Daily Assets Fund Institutional, 2.25% (c) (d) (Cost $7,703,810)	7,703,810	7,703,810

Cash Equivalents 3.7%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $11,626,481)	11,626,481	11,626,481
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $292,609,702) (a)	102.9	328,868,740
Other Assets and Liabilities, Net	(2.9)	(9,176,138)
Net Assets	100.0	319,692,602
Notes to Scudder Blue Chip Portfolio of Investments

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $294,567,784. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $34,300,956. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $36,329,188 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,028,232.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $7,509,709 which is 2.3% of total net assets.

(f) At December 31, 2004, this security, in part or in whole, has been segregated to cover initial margin requirements for open futures contracts.

REIT: Real Estate Investment Trust

At December 31, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500	3/17/2005	36	10,694,997	10,923,300	228,303

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $273,279,411) — including $7,509,709 of securities loaned	$ 309,538,449
Investment in Daily Assets Fund Institutional (cost $7,703,810)*	7,703,810
Investment in Scudder Cash Management QP Trust (cost $11,626,481)	11,626,481
Total investments in securities, at value (cost $292,609,702)	328,868,740
Receivable for investments sold	42,265,548
Dividends receivable	290,468
Interest receivable	21,375
Receivable for Portfolio shares sold	154,705
Other assets	9,451
Total assets	371,610,287
Liabilities
Payable for Portfolio shares redeemed	328,600
Payable for investments purchased	43,622,453
Payable for daily variation margin on open futures contracts	8,259
Payable upon return of securities loaned	7,703,810
Accrued management fee	173,127
Other accrued expenses and payables	81,436
Total liabilities	51,917,685
Net assets, at value	$ 319,692,602
Net Assets
Net assets consist of: Undistributed net investment income	2,788,284
Net unrealized appreciation (depreciation) on: Investments	36,259,038
Futures	228,303
Accumulated net realized gain (loss)	(18,711,816)
Paid-in capital	299,128,793
Net assets, at value	$ 319,692,602
Class A Net Asset Value, offering and redemption price per share ($282,957,768 ÷ 20,734,323 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.65
Class B Net Asset Value, offering and redemption price per share ($36,734,834 ÷ 2,700,912 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.60

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $88)	$ 4,842,841
Interest — Scudder Cash Management QP Trust	126,342
Interest	7,305
Securities lending income, including income from Daily Assets Fund Institutional	7,304
Total Income	4,983,792
Expenses: Management fee	1,814,765
Custodian fees	18,656
Distribution service fees (Class B)	67,530
Record keeping fees (Class B)	34,564
Auditing	47,569
Legal	19,110
Trustees' fees and expenses	7,091
Reports to shareholders	32,455
Other	16,886
Total expenses, before expense reductions	2,058,626
Expense reductions	(2,934)
Total expenses, after expense reductions	2,055,692
Net investment income (loss)	2,928,100
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	37,952,397
Futures	766,622
38,719,019
Net unrealized appreciation (depreciation) during the period on: Investments	1,044,088
Futures	67,347
1,111,435
Net gain (loss) on investment transactions	39,830,454
Net increase (decrease) in net assets resulting from operations	$ 42,758,554

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations: Net investment income (loss)	$ 2,928,100	$ 1,750,488
Net realized gain (loss) on investment transactions	38,719,019	15,303,859
Net unrealized appreciation (depreciation) on investment transactions during the period	1,111,435	40,462,393
Net increase (decrease) in net assets resulting from operations	42,758,554	57,516,740
Distributions to shareholders from: Net investment income Class A	(1,626,701)	(1,353,726)
Class B	(56,503)	(7,619)
Portfolio share transactions: Class A Proceeds from shares sold	28,844,570	48,054,210
Reinvestment of distributions	1,626,701	1,353,726
Cost of shares redeemed	(26,173,350)	(35,300,630)
Net increase (decrease) in net assets from Class A share transactions	4,297,921	14,107,306
Class B Proceeds from shares sold	16,893,828	14,291,287
Reinvestment of distributions	56,503	7,619
Cost of shares redeemed	(1,310,947)	(18,533)
Net increase (decrease) in net assets from Class B share transactions	15,639,384	14,280,373
Increase (decrease) in net assets	61,012,655	84,543,074
Net assets at beginning of period	258,679,947	174,136,873
Net assets at end of period (including undistributed net investment income of $2,788,284 and $1,620,422, respectively)	$ 319,692,602	$ 258,679,947
Other Information
Class A Shares outstanding at beginning of period	20,421,127	18,535,421
Shares sold	2,286,747	5,312,621
Shares issued to shareholders in reinvestment of distributions	132,360	150,749
Shares redeemed	(2,105,911)	(3,577,664)
Net increase (decrease) in Portfolio shares	313,196	1,885,706
Shares outstanding at end of period	20,734,323	20,421,127
Class B Shares outstanding at beginning of period	1,427,149	40,975
Shares sold	1,373,668	1,387,142
Shares issued to shareholders in reinvestment of distributions	4,597	849
Shares redeemed	(104,502)	(1,817)
Net increase (decrease) in Portfolio shares	1,273,763	1,386,174
Shares outstanding at end of period	2,700,912	1,427,149

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.84	$ 9.37	$ 12.07	$ 14.41	$ 15.69
Income (loss) from investment operations: Net investment income (loss)[b]	.13	.08	.07	.05	.07
Net realized and unrealized gain (loss) on investment transactions	1.76	2.45	(2.73)	(2.33)	(1.29)
Total from investment operations	1.89	2.53	(2.66)	(2.28)	(1.22)
Less distributions from: Net investment income	(.08)	(.06)	(.04)	(.06)	(.06)
Net asset value, end of period	$ 13.65	$ 11.84	$ 9.37	$ 12.07	$ 14.41
Total Return (%)	16.04	27.25	(22.11)	(15.81)	(7.84)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	283	242	174	240	228
Ratio of expenses (%)	.70	.71	.69	.69	.71
Ratio of net investment income (loss) (%)	1.08	.82	.65	.42	.44
Portfolio turnover rate (%)	249	182	195	118	86

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

b Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.80	$ 9.35	$ 10.28
Income (loss) from investment operations: Net investment income (loss)[b]	.09	.04	.03
Net realized and unrealized gain (loss) on investment transactions	1.74	2.45	(.96)
Total from investment operations	1.83	2.49	(.93)
Less distributions from: Net investment income	(.03)	(.04)	—
Net asset value, end of period	$ 13.60	$ 11.80	$ 9.35
Total Return (%)	15.55	26.76	(9.05)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	17.4
Ratio of expenses (%)	1.08	1.10	.94*
Ratio of net investment income (loss) (%)	.70	.43	.61*
Portfolio turnover rate (%)	249	182	195

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b Based on average shares outstanding during the period.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

Scudder Conservative Income Strategy Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the period (August 16, 2004) ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the period ended December 31, 2004
Actual Portfolio Return	Class B
Beginning Account Value 8/16/04	$ 1,000.00
Ending Account Value 12/31/04	$ 1,049.00
Expenses Paid per $1,000*	$ 2.88
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 8/16/04	$ 1,000.00
Ending Account Value 12/31/04	$ 1,015.95
Expenses Paid per $1,000*	$ 2.84

* Expenses are equal to the Portfolio's annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days since the commencement of the class (August 16, 2004), then divided by 365.

Annualized Expense Ratio	Class B
Scudder Variable Series II — Scudder Conservative Income Strategy Portfolio	.75%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

Scudder Conservative Income Strategy Portfolio

Scudder Conservative Income Strategy Portfolio is one of four new fund-of-funds portfolios. Each portfolio is constructed as a strategically allocated mix of variable portfolios and managed to pursue consistent returns over time, while mitigating risk and pursuing a long-term investment objective. Scudder Conservative Income Strategy Portfolio seeks current income and, as a secondary objective, long-term growth of capital. The portfolio gained 4.90% (Class B shares, unadjusted for contract charges) from its date of inception, August 16, 2004, through December 31, 2004. Investors should keep in mind that during the start-up phase of the portfolio, it required some time to invest all the cash inflows. Because we had large cash flows, often exceeding the size of the portfolio, our allocation was heavily weighted in cash — even though we invested the cash right away every day.

Stocks performed exceptionally well in 2003, when profit margins widened because productivity accelerated but labor costs remained low (due to a soft labor market). However, equity performance was lower in 2004, due in part to rising interest rates, concerns about inflation and soaring energy prices, all of which can impact the revenue growth of companies. Performance did improve at the end of 2004 as signs of economic strength emerged and oil prices decreased. The end of uncertainty surrounding the US presidential election also helped the stock market find its footing. Specifically, the energy and materials sectors performed particularly well in 2004, while the technology, consumer staples and consumer discretionary sectors lagged behind. Going forward, profit margins are not likely to widen further, and may even narrow. As a result, we believe that returns will likely be modest. The portfolio underweighted equities relative to fixed income only in December and overweighted equities for all other months since inception.

The Federal Reserve Board ("the Fed"), in attempt to prevent the economy from overheating and inflation from rising, raised interest rates five times from 12/31/03 through 12/31/04. Because bond prices typically move in the opposite direction of interest rates, bond prices fell in response. Still, bond investors seemed to be betting that the economy faces too many hurdles for the Fed to raise interest rates drastically, so the price of bonds did not fall significantly. However, it seems likely that the Fed will continue to raise interest rates, so we believe that the bull market for bonds we have experienced over the past decades is likely over. Although, the portfolio is currently overweighting (or favoring) bonds relative to cash, these weightings may change.

Arnim Holzer Inna Okounkova Robert Wang

Co-Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Returns during part or all of the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less that its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the portfolio could suffer losses on its derivative positions. Please read this portfolio's prospectus for specific details regarding its risk profile.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Conservative Income Strategy Portfolio

Asset Allocation	12/31/04

Fixed Income	72%
Equity	25%
Cash Equivalents	3%
100%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 29. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Conservative Income Strategy Portfolio

	Shares	Value ($)

Equity Funds 22.6%
Scudder SVS I Global Discovery Portfolio "A"	273	3,484
Scudder SVS I Growth & Income Portfolio "A"	7,921	73,590
Scudder SVS I International Portfolio "A"	2,200	20,900
Scudder SVS II Aggressive Growth Portfolio "A"	2,285	22,489
Scudder SVS II Blue Chip Portfolio "A"	6,023	82,218
Scudder SVS II Dreman High Return Equity Portfolio "A"	3,083	39,001
Scudder SVS II Dreman Small Cap Value Portfolio "A"	816	16,363
Scudder SVS II Eagle Focused Large Cap Growth Portfolio "A"	1,678	14,750
Scudder SVS II Growth Portfolio "A"	2,005	38,920
Scudder SVS II International Select Equity Portfolio "A"	1,243	14,802
Scudder SVS II Large Cap Value Portfolio "A"	2,743	43,307
Scudder SVS II MFS Strategic Value Portfolio "A"	1,806	21,666
Scudder SVS II Small Cap Growth Portfolio "A"	1,436	18,076
Scudder VIT Real Estate Portfolio "A"	638	10,412
Total Equity Funds (Cost $399,842)		419,978
	Shares	Value ($)

Fixed Income Funds 65.5%
Scudder SVS II Fixed Income Portfolio "A"	84,823	1,023,809
Scudder SVS II Government and Agency Securities Portfolio "A"	10,062	126,283
Scudder SVS II High Income Portfolio "A"	5,799	50,913
Scudder SVS II Strategic Income Portfolio "A"	1,385	16,964
Total Fixed Income Funds (Cost $1,210,701)		1,217,969

Cash Equivalents 2.7%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $50,936)	50,936	50,936
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,661,479) (a)	90.8	1,688,883
Other Assets and Liabilities, Net	9.2	171,801
Net Assets	100.0	1,860,684
Notes to Scudder Conservative Income Strategy Portfolio of Investments

(a) The cost for federal income tax purposes was $1,661,479. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $27,404. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $27,404 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $0.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $1,610,543)	$ 1,637,947
Investment in Scudder Cash Management QP Trust (cost $50,936)	50,936
Total investments in securities, at value (cost $1,661,479)	1,688,883
Interest receivable	85
Receivable for Portfolio shares sold	161,910
Due from Advisor	37,040
Other assets	593
Total assets	1,888,511
Liabilities
Payable for Portfolio shares redeemed	416
Other accrued expenses and payables	27,411
Total liabilities	27,827
Net assets, at value	$ 1,860,684
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	27,404
Accumulated net realized gain (loss)	4,048
Paid-in capital	1,829,232
Net assets, at value	$ 1,860,684
Class B Shares Net asset value, offering and redemption price per share ($1,860,684 ÷ 177,411 shares outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.49
Statement of Operations for the period ended December 31, 2004
Investment Income
Income:
Interest — Scudder Cash Management QP Trust	$ 282
Total Income	282
Expenses: Management fee	363
Custodian and accounting fees	22,806
Distribution service fees (Class B)	604
Record keeping fees (Class B)	363
Auditing	24,001
Legal	493
Trustees' fees and expenses	92
Reports to shareholders	2,046
Offering costs	1,011
Other	128
Total expenses, before expense reductions	51,907
Expense reductions	(50,066)
Total expenses, after expense reductions	1,841
Net investment income (loss)	(1,559)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	4,596
Net unrealized appreciation (depreciation) during the period on investments	27,404
Net gain (loss) on investment transactions	32,000
Net increase (decrease) in net assets resulting from operations	$ 30,441

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended December 31, 2004[a]
Operations: Net investment income (loss)	$ (1,559)
Net realized gain (loss) on investment transactions	4,596
Net unrealized appreciation (depreciation) on investment transactions during the period	27,404
Net increase (decrease) in net assets resulting from operations	30,441
Portfolio share transactions: Class B Proceeds from shares sold	1,899,687
Cost of shares redeemed	(69,444)
Net increase (decrease) in net assets from Class B share transactions	1,830,243
Increase (decrease) in net assets	1,860,684
Net assets at beginning of period	—
Net assets at end of period	$ 1,860,684
Other Information
Class B Shares outstanding at beginning of period	—
Shares sold	184,103
Shares redeemed	(6,692)
Net increase (decrease) in Portfolio shares	177,411
Shares outstanding at end of period	177,411

a For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B

2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)
Net realized and unrealized gain (loss) on investment transactions	.51
Total from investment operations	.49
Net asset value, end of period	$ 10.49
Total Return (%)[c]	4.90**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2
Ratio of expenses before expense reductions (%)	21.20*
Ratio of expenses after expense reductions (%)	.75*
Ratio of net investment income (loss) (%)	(.63)*
Portfolio turnover rate (%)	37*

a For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

b Based on average shares outstanding during the period.

c Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Performance Summary December 31, 2004

Scudder Fixed Income Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Fixed Income Portfolio from 5/1/1996 to 12/31/2004
[] Scudder Fixed Income Portfolio — Class A [] Lehman Brothers Aggregate Bond Index

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
Scudder Fixed Income Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,453	$11,869	$13,790	$16,462
	Average annual total return	4.53%	5.88%	6.64%	5.92%
Lehman Brothers Aggregate Bond Index	Growth of $10,000	$10,434	$11,976	$14,497	$18,181
	Average annual total return	4.34%	6.19%	7.71%	7.14%
Scudder Fixed Income Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$10,410	$11,482
	Average annual total return			4.10%	5.68%
Lehman Brothers Aggregate Bond Index	Growth of $10,000			$10,434	$11,539
	Average annual total return			4.34%	5.89%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1996. Index returns begins April 30, 1996. Total returns would have been lower for the 5-Year and Life of Portfolio periods for Class A shares if the Portfolio's expenses were not maintained.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

Scudder Fixed Income Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,041.40	$ 1,038.80
Expenses Paid per $1,000*	$ 3.37	$ 5.26
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,021.90	$ 1,020.05
Expenses Paid per $1,000*	$ 3.34	$ 5.21

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Fixed Income Portfolio	.66%	1.02%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

Scudder Fixed Income Portfolio

Although delayed on mixed economic data, the Federal Open Market Committee finally embarked on a "measured" pace of monetary policy tightening at mid-year that included five separate 25 basis points ("bps" — a basis point is one hundredth of a percentage point) increases. The federal funds rate finished the year 125 bps higher at 2.25%. The yield curve flattened in response to the Fed policy coupled with moderate employment growth and the perception that inflation will not accelerate too quickly. The two-year Treasury yield rose 125 bps, in line with the Fed, while the 10-year Treasury yield circuitously finished the year at 4.22% — down only 3 bps from where it started. Against this backdrop, the portfolio returned 4.53% (Class A shares, unadjusted for contract charges) for the 12-month period ended December 31, 2004, outpacing the 4.34% return of its benchmark, the Lehman Brothers Aggregate Bond Index. Please see the following page for standardized performance as of December 31, 2004.

All non-Treasury sectors significantly outperformed similar duration Treasury issues during the year. Credit, the best-performing sector, benefited from excellent fundamentals, continued demand for yield and low volatility. Our security selection within Credit was a positive contributor to performance. Our mortgage holdings emphasized securities that are less prepayment-sensitive than the pass-through issues that comprise the index. On balance, our activities in the mortgage sector contributed to performance, despite declining volatility. The remaining high-quality sectors (asset-backed securities, collateralized mortgage-backed securities) generated solid excess returns as valuations improved.

Gary W. Bartlett Timothy C. Vile
Warren S. Davis J. Christopher Gagnier
Thomas J. Flaherty Daniel R. Taylor William T. Lissenden

Co-Lead Managers Portfolio Manager
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this portfolio's prospectus for specific details regarding its investments and risk profile.

A Treasury's guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

The Lehman Brothers Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Fixed Income Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03

Collateralized Mortgage Obligations	24%	19%
US Government Backed	17%	10%
Corporate Bonds	16%	25%
Commercial and Non-Agency Mortgage Backed Securities	11%	—
Asset Backed	8%	12%
Foreign Bonds — US$ Denominated	8%	5%
US Government Agency Sponsored Pass-Throughs	7%	18%
Municipal Investments	5%	5%
Cash Equivalents, net	4%	6%
	100%	100%
Corporate and Foreign Bonds Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Financials	45%	29%
Utilities	18%	12%
Energy	11%	15%
Telecommunication Services	8%	4%
Health Care	7%	4%
Consumer Discretionary	6%	12%
Materials	4%	8%
Industrials	1%	15%
Consumer Staples	—	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	12/31/04	12/31/03

US Government and Agencies	49%	46%
AAA*	26%	26%
AA	3%	2%
A	11%	9%
BBB	11%	11%
BB	—	4%
B	—	2%
	100%	100%

* Includes cash equivalents

Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Under 1 year	9%	6%
1 < 5 years	46%	51%
5 < 10 years	25%	24%
10 < 15 years	10%	8%
15 years or greater	10%	11%
	100%	100%

Weighted average effective maturity: 6.7 years and 6.8 years, respectively.

Asset allocation, diversification, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 38. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Fixed Income Portfolio

	Principal Amount ($)	Value ($)

Corporate Bonds 16.5%
Consumer Discretionary 0.9%
Auburn Hills Trust, 12.375%, 5/1/2020	161,000	252,523
Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/2013	690,000	850,836
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	490,000	572,383
DaimlerChrysler NA Holdings Corp., 4.75%, 1/15/2008	540,000	551,530
General Motors Corp., 8.375%, 7/15/2033	205,000	212,397
Tele-Communications, Inc., "A", 9.875%, 6/15/2022	250,000	354,895
		2,794,564
Energy 1.9%
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	735,000	873,614
Enterprise Products Operating LP, 7.5%, 2/1/2011	580,000	657,601
Halliburton Co., 5.5%, 10/15/2010	1,770,000	1,864,302
Pemex Project Funding Master Trust, 144A, 3.79%*, 6/15/2010	930,000	954,180
Tri-State Generation & Transmission Association, 144A, 6.04%, 1/31/2018	1,190,000	1,257,211
		5,606,908
Financials 7.5%
American General Finance Corp., Series H, 4.0%, 3/15/2011	1,417,000	1,374,214
Capital One Bank, 4.875%, 5/15/2008	75,000	77,026
DBS Capital Funding Corp., 144A, 7.657%*, 3/31/2049	1,330,000	1,537,953
Duke Capital LLC, 4.302%, 5/18/2006	1,204,000	1,218,532
Ford Motor Credit Co.:
5.8%, 1/12/2009	1,070,000	1,093,692
6.875%, 2/1/2006	3,468,000	3,572,734
General Electric Capital Corp., 2.8%, 1/15/2007	1,902,000	1,876,764
General Motors Acceptance Corp.:
6.75%, 1/15/2006	1,702,000	1,746,048
6.875%, 9/15/2011	1,075,000	1,101,652
Goldman Sachs Group, Inc., 4.75%, 7/15/2013	945,000	935,111
HSBC Bank USA, 5.875%, 11/1/2034 (e)	880,000	891,086
Merrill Lynch & Co., Inc., Series C, 5.0%, 1/15/2015	1,360,000	1,354,670
Morgan Stanley, 4.0%, 1/15/2010 (e)	945,000	934,265
PLC Trust, Series 2003-1, 144A, 2.709%, 3/31/2006	1,426,665	1,420,644
RAM Holdings Ltd., 144A, 6.875%, 4/1/2024	1,500,000	1,473,135
Wells Fargo & Co., 4.2%, 1/15/2010	1,775,000	1,782,214
		22,389,740
	Principal Amount ($)	Value ($)

Health Care 1.2%
Health Care Service Corp., 144A, 7.75%, 6/15/2011	2,330,000	2,726,105
Highmark, Inc., 144A, 6.8%, 8/15/2013	675,000	736,246
		3,462,351
Industrials 0.1%
BAE System 2001 Asset Trust, "B", Series 2001, 144A, 7.156%, 12/15/2011	282,980	307,156
Materials 0.7%
Lubrizol Corp., 6.5%, 10/1/2034	1,267,000	1,290,385
Weyerhaeuser Co.:
6.875%, 12/15/2033	235,000	263,082
7.125%, 7/15/2023	95,000	107,595
7.375%, 3/15/2032	255,000	302,391
		1,963,453
Telecommunication Services 1.3%
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	810,000	860,598
BellSouth Corp., 5.2%, 9/15/2014	970,000	988,645
SBC Communications, Inc., 4.125%, 9/15/2009	2,085,000	2,081,195
		3,930,438
Utilities 2.9%
Centerior Energy Corp., Series B, 7.13%, 7/1/2007	1,490,000	1,608,974
Consumers Energy Co.:
Series F, 4.0%, 5/15/2010	1,655,000	1,625,554
144A, 5.0%, 2/15/2012	1,160,000	1,180,843
Pedernales Electric Cooperative, Series 02-A, 144A, 6.202%, 11/15/2032	1,715,000	1,845,134
Progress Energy, Inc., 6.75%, 3/1/2006	1,000,000	1,037,656
Xcel Energy, Inc., 7.0%, 12/1/2010	1,240,000	1,397,765
		8,695,926
Total Corporate Bonds (Cost $48,540,622)		49,150,536

Foreign Bonds — US$ Denominated 8.4%
Energy 0.3%
Petroleos Mexicanos, Series P, 9.5%, 9/15/2027	565,000	711,900
Financials 4.5%
Deutsche Telekom International Finance BV:
8.5%, 6/15/2010	255,000	303,800
8.75%, 6/15/2030	1,955,000	2,581,495
Endurance Specialty Holdings Ltd., 7.0%, 7/15/2034	225,000	231,682
HSBC Capital Funding LP, 144A, 4.61%*, 12/29/2049	340,000	328,190
Korea First Bank, 144A, 5.75%*, 3/10/2013	520,000	540,791
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	2,720,000	2,727,940
Mizuho Financial Group, 8.375%, 12/29/2049	2,230,000	2,443,857
	Principal Amount ($)	Value ($)

QBE Insurance Group Ltd., 144A, 5.647%*, 7/1/2023	1,085,000	1,065,660
Westfield Capital Corp.:
144A, 4.375%, 11/15/2010	235,000	232,430
144A, 5.125%, 11/15/2014	2,950,000	2,935,825
		13,391,670
Industrials 1.6%
Tyco International Group SA:
6.75%, 2/15/2011	1,900,000	2,129,497
6.875%, 1/15/2029	1,831,000	2,097,431
7.0%, 6/15/2028	539,000	626,661
		4,853,589
Materials 0.9%
Sappi Papier Holding AG, 144A, 7.5%, 6/15/2032	620,000	721,608
Sociedad Concesionaria Autopista Central, 144A, 6.223%, 12/15/2026	1,915,000	2,009,525
		2,731,133
Sovereign Bonds 0.2%
United Mexican States:
Series A, 6.75%, 9/27/2034 (e)	475,000	469,062
8.375%, 1/14/2011	145,000	170,303
		639,365
Telecommunication Services 0.9%
America Movil SA de CV, 144A, 5.75%, 1/15/2015	1,065,000	1,062,571
Telecom Italia Capital, 144A, 4.95%, 9/30/2014	910,000	891,562
Telecomunicaciones de Puerto Rico, 6.8%, 5/15/2009	625,000	665,349
		2,619,482
Total Foreign Bonds — US$ Denominated (Cost $24,071,893)		24,947,139

Asset Backed 7.7%
Automobile Receivables 2.4%
Daimler Chrysler Auto Trust, "A4", Series 2002-A, 4.49%, 10/6/2008	1,083,000	1,089,682
Drive Auto Receivables Trust, "A3", Series 2004-1, 144A, 3.5%, 8/15/2008	1,490,000	1,493,492
MMCA Automobile Trust:
"A4", Series 2002-4, 3.05%, 11/16/2009	1,150,000	1,146,610
"A4", Series 2002-2, 4.3%, 3/15/2010	2,348,246	2,356,770
"B", Series 2002-2, 4.67%, 3/15/2010	486,668	483,227
"B", Series 2002-1, 5.37%, 1/15/2010	438,264	442,790
		7,012,571
	Principal Amount ($)	Value ($)

Home Equity Loans 5.0%
Chase Funding Mortgage Loan, "2A2", Series 2004-1*, 2.411%, 12/25/2033	2,110,000	2,110,038
Countrywide Asset-Backed Certificates, "N1", Series 2004-2N, 144A, 5.0%, 2/25/2035	782,440	778,575
Countrywide Home Equity Loan Trust:
Series 2004-C, 2.62%*, 1/15/2034	1,100,545	1,098,204
"A2", Series 2004-0, 2.68%*, 2/15/2034	3,948,727	3,948,040
Long Beach Mortgage Loan Trust, "N1", Series 2003-4, 144A, 6.535%, 8/25/2033	109,472	109,573
Master Alternative Loan Trust, "5A1", Series 2005-1, 5.5%, 1/1/2019	790,000	812,589
Merrill Lynch Mortgage Investors, Inc., "A2B", Series 2004-HE2, 2.561%*, 8/25/2035	1,778,000	1,779,247
Novastar NIM Trust, Series 2004-N1, 144A, 4.458%, 2/26/2034	516,052	516,830
Park Place Securities NIM Trust, "A", Series 2004-MHQ1, 144A, 2.487%, 12/25/2034	1,319,477	1,319,477
Renaissance NIM Trust, "A", Series 2004-A, 144A, 4.45%, 6/25/2034	693,718	693,068
Residential Asset Securities Corp., "AI6", Series 2000-KS1, 7.905%, 2/25/2031	1,648,091	1,716,965
		14,882,606
Industrials 0.3%
Delta Air Lines, Inc., "G-2", Series 2002-1, 6.417%, 7/2/2012 (e)	990,000	1,033,484
Total Asset Backed (Cost $22,991,451)		22,928,661

Preferred Stocks 0.2%
Farm Credit Bank of Texas, Series 1, 7.561%, 11/29/2049 (Cost $725,000)	725,000	745,844

US Government Agency Sponsored Pass-Throughs 6.6%
Federal Home Loan Mortgage Corp.:
4.0%, 5/1/2019	2,549,105	2,493,952
6.0%, 12/1/2034	1,790,000	1,849,998
Federal National Mortgage Association:
4.5%, 12/1/2018	384,971	384,612
5.0%, 3/1/2034	5,039,201	5,009,640
5.5% with various maturities from 3/1/2033 until 7/1/2033 (d)	3,264,991	3,315,085
6.0% with various maturities from 7/1/2017 until 11/1/2017	1,177,258	1,235,198
6.31%, 6/1/2008	1,500,000	1,595,373
6.5% with various maturities from 3/1/2017 until 9/1/2034	2,421,989	2,544,647
7.13%, 1/1/2012	1,125,276	1,187,951
	Principal Amount ($)	Value ($)

8.0%, 9/1/2015	67,007	71,268
Total US Government Agency Sponsored Pass-Throughs (Cost $19,547,908)		19,687,724

Commercial and Non-Agency Mortgage-Backed Securities 11.1%
Banc of America Commercial Mortgage, Inc., "A5", Series 2004-3, 5.31%, 6/10/2039	2,830,000	2,963,563
Chase Commercial Mortgage Securities Corp., "A1", Series 2000-1, 7.656%, 4/15/2032	718,729	740,063
Citicorp Mortgage Securities, Inc., "A4", Series 2003-3, 5.5%, 3/25/2033	1,300,000	1,324,218
Citigroup Mortgage Loan Trust, Inc.:
"1A2", Series 2004-NCM-1, 6.5%, 6/25/2034	1,583,415	1,656,154
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	2,068,793	2,156,065
Countrywide Alternative Loan Trust:
"1A1", Series 2004-J1, 6.0%, 2/25/2034	532,660	540,023
"7A1", Series 2004-J2, 6.0%, 12/25/2033	625,564	640,421
First Union-Lehman Brothers Commercial Mortgage, "A3", Series 1997-C1, 7.38%, 4/18/2029	1,745,245	1,857,034
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	1,390,121	1,470,670
GS Mortgage Securities Corp. II, "C", Series 1998-C1, 6.91%, 10/18/2030	1,260,000	1,378,987
Master Adjustable Rate Mortgages Trust, "9A2", Series 2004-5, 4.88%*, 6/25/2032	1,865,000	1,870,401
Master Alternative Loan Trust:
"3A1", Series 2004-5, 6.5%, 6/25/2034	79,792	83,059
"5A1", Series 2004-3, 6.5%, 3/25/2034	834,601	866,681
"8A1", Series 2004-3, 7.0%, 4/25/2034	627,143	655,167
Master Asset Securitization Trust, "8A1", Series 2003-6, 5.5%, 7/25/2033	1,053,991	1,062,555
Merrill Lynch Mortgage Investors, Inc., "D", Series 1996-C1, 7.42%, 4/25/2028	2,130,000	2,202,933
Park Place Securities NIM Trust, "B", Series 2004-MHQ1, 144A, 3.474%, 12/25/2034	2,090,000	2,090,000
Residential Asset Securitization Trust, "A1", Series 2003-A11, 4.25%, 11/25/2033	2,164,835	2,169,463
TIAA Real Estate CDO Ltd., "A2", Series 2001-C1A, 144A, 6.3%, 6/19/2021	1,931,107	2,049,584
Wachovia Bank Commercial Mortgage Trust, "A5", Series 2004-C11, 5.215%, 1/15/2041	853,000	878,211
Washington Mutual:
"2A1", Series 2002-S8, 4.5%, 1/25/2018	847,038	850,127
"4A", Series 2004-CB2, 6.5%, 8/25/2034	272,891	285,427
	Principal Amount ($)	Value ($)

Washington Mutual Mortgage Securities Corp., "A7, Series 2004-AR9, 4.26%*, 8/25/2034	1,393,000	1,394,097
Wells Fargo Mortgage Backed Securities Trust:
"1A6", Series 2003-1, 4.5%, 2/25/2018	697,914	701,083
"1A1", Series 2003-6, 5.0%, 6/25/2018	1,313,436	1,324,929
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $33,461,281)		33,210,915

Collateralized Mortgage Obligations 24.0%
Fannie Mae Grantor Trust:
"1A3", Series 2004-T2, 7.0%, 11/25/2043	599,913	635,719
"1A3", Series 2004-T3, 7.0%, 2/25/2044	300,217	318,135
Fannie Mae Whole Loan:
"2A", Series 2002-W1, 7.5%, 2/25/2042	1,042,175	1,113,367
"5A", Series 2004-W2, 7.5%, 3/25/2044	1,735,182	1,857,381
Federal Home Loan Mortgage Corp.:
"AU", Series 2759, 3.5%, 5/15/2019	1,313,000	1,309,386
"EK", Series 2773, 3.5%, 5/15/2010	1,274,000	1,275,987
"QC", Series 2694, 3.5%, 9/15/2020	2,290,000	2,275,892
"LB", Series 2755, 4.0%, 9/15/2023	1,970,000	1,973,498
"NB", Series 2750, 4.0%, 12/15/2022	2,839,000	2,835,240
"XG", Series 2737, 4.0%, 11/15/2022	1,050,000	1,049,033
"LC", Series 2682, 4.5%, 7/15/2032	1,690,000	1,632,944
"ME", Series 2691, 4.5%, 4/15/2032	1,911,000	1,828,648
"ON", Series 2776, 4.5%, 11/15/2032	1,410,000	1,342,274
"QH", Series 2694, 4.5%, 3/15/2032	2,500,000	2,408,238
"1A2B", Series T-48, 4.688%, 7/25/2022	149,297	149,305
"HG", Series 2543, 4.75%, 9/15/2028	1,628,207	1,642,144
"BG", Series 2640, 5.0%, 2/15/2032	2,060,000	2,067,793
"EG", Series 2836, 5.0%, 12/15/2032	2,770,000	2,746,601
"NE", Series 2802, 5.0%, 2/15/2033	2,640,000	2,627,135
"OE", Series 2840, 5.0%, 2/15/2033	2,780,000	2,735,517
"OL", Series 2840, 5.0%, 11/15/2022	2,335,000	2,397,704
"PD", Series 2783, 5.0%, 1/15/2033	1,283,000	1,272,328
"PD", Series 2844, 5.0%, 12/15/2032	2,765,000	2,736,505
"PE", Series 2721, 5.0%, 1/15/2023	135,000	133,546
	Principal Amount ($)	Value ($)

"PQ", Series 2844, 5.0%, 5/15/2023	1,616,000	1,664,835
"QK", Series 2513, 5.0%, 8/15/2028	301,006	301,310
"TE", Class 2764, 5.0%, 10/15/2032	1,495,000	1,480,800
"TE", Series 2780, 5.0%, 1/15/2033	1,785,000	1,774,776
"CH", Series 2390, 5.5%, 12/15/2016	440,000	456,296
"PE", Series 2378, 5.5%, 11/15/2016	1,765,000	1,837,349
"PE", Series 2512, 5.5%, 2/15/2022	45,000	46,727
"TG", Series 2517, 5.5%, 4/15/2028	748,181	750,826
"BD", Series 2453, 6.0%, 5/15/2017	1,050,000	1,095,590
"Z", Series 2173, 6.5%, 7/15/2029	333,859	350,464
"3A", Series T-41, 7.5%, 7/25/2032	1,403,657	1,496,388
Federal National Mortgage Association:
"A2", Series 2003-63, 2.34%, 7/25/2044	247,513	246,893
"NA", Series 2003-128, 4.0%, 8/25/2009	2,307,000	2,319,051
"2A3", Series 2001-4, 4.16%, 6/25/2042	1,200,000	1,203,705
"NE", Series 2004-52, 4.5%, 7/25/2033	1,282,000	1,218,062
"QG", Series 2004-29, 4.5%, 12/25/2032	1,420,000	1,350,349
"WB", Series 2003-106, 4.5%, 10/25/2015	1,735,000	1,760,836
"A2", Series 2002-W10, 4.7%, 8/25/2042	8,964	8,957
"2A3", Series 2003-W15, 4.71%, 8/25/2043	2,113,370	2,118,480
"1A3", Series 2003-W18, 4.732%, 8/25/2043	1,160,000	1,165,593
"A2", Series 2002-60, 4.75%, 2/25/2044	44,895	44,817
"KY", Series 2002-55, 4.75%, 4/25/2028	132,708	132,497
"KH", Series 2003-92, 5.0%, 3/25/2032	1,100,000	1,087,975
"MC", Series 2002-56, 5.5%, 9/25/2017	947,587	975,562
"PG", Series 2002-3, 5.5%, 2/25/2017	500,000	514,082
"QC", Series 2002-11, 5.5%, 3/25/2017	640,000	665,482
"PM", Series 2001-60, 6.0%, 3/25/2030	366,829	371,571
"VD", Series 2002-56, 6.0%, 4/25/2020	214,624	218,317
"A2", Series 1998-M6, 6.32%, 8/15/2008	1,124,756	1,201,071
"HM", Series 2002-36, 6.5%, 12/25/2029	86,159	87,189
"1A2", Series 2003-W3, 7.0%, 8/25/2042	645,327	683,843
	Principal Amount ($)	Value ($)

"A2", Series 2002-T19, Grantor Trust, 7.0%, 7/25/2042	820,229	869,185
FHLMC Structured Pass-Through Securities:
"1A2", Series T-59, 7.0%, 10/25/2043	840,479	889,857
"3A", Series T-58, 7.0%, 9/25/2043	818,748	866,849
Total Collateralized Mortgage Obligations (Cost $71,469,198)		71,619,904

Municipal Investments 4.8%
Brockton, MA, Core City General Obligation, Economic Development, Series A, 6.45%, 5/1/2017 (c)	1,530,000	1,701,192
Illinois, Higher Education Revenue, 7.05%, 7/1/2009 (c)	1,410,000	1,581,625
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 5.2%, 12/1/2013	945,000	968,880
Los Angeles, CA, Community Redevelopment Agency, Community Redevelopment Financing Authority Revenue, Bunker Hill Project, Series B, 5.83%, 12/1/2017 (c)	2,500,000	2,563,250
New York, General Obligation, Environmental Facilities Corp., Series B, 4.95%, 1/1/2013 (c)	1,500,000	1,530,285
Oklahoma City, OK, Airport Revenue, 5.2%, 10/1/2012 (c)	1,430,000	1,472,614
Oregon, School District General Obligation, School Board Association, Series A, Zero Coupon, 6/30/2017 (c)	3,830,000	1,958,049
Portland, OR, Industrial Development Revenue, 3.35%, 6/15/2010 (c)	1,550,000	1,489,255
Trenton, NJ, School District General Obligation, 4.3%, 4/1/2011 (c)	1,040,000	1,028,602
Total Municipal Investments (Cost $13,951,696)		14,293,752

Government National Mortgage Association 0.1%
Government National Mortgage Association, 6.0% with various maturities from 1/15/2034 until 6/20/2034 (Cost $377,267)	367,880	381,544

US Government Backed 17.5%
US Treasury Bond: 6.0%, 2/15/2026 (e)	10,386,000	11,897,246
7.25%, 5/15/2016 (e)	4,682,000	5,860,548
US Treasury Note: 1.5%, 3/31/2006 (e)	4,000,000	3,934,688
3.125%, 10/15/2008 (e)	207,000	204,793
3.25%, 1/15/2013 (e)	28,575,000	28,327,198
4.25%, 11/15/2013 (e)	1,995,000	2,007,546
Total US Government Backed (Cost $52,667,724)		52,232,019
	Shares	Value ($)

Securities Lending Collateral 19.0%
Daily Assets Fund Institutional, 2.25% (f) (g) (Cost $56,591,078)	56,591,078	56,591,078

Cash Equivalents 3.5%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $10,557,817)	10,557,817	10,557,817

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $354,952,935) (a)	119.4	356,346,933
Other Assets and Liabilities, Net	(19.4)	(57,959,700)
Net Assets	100.0	298,387,233
Notes to Scudder Fixed Income Portfolio of Investments

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2004.

(a) The cost for federal income tax purposes was $354,991,184. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $1,355,749. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,274,728 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,918,979.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Bond is insured by one of these companies:

Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	1.3%
FGIC	Financial Guaranty Insurance Company	1.7%
FSA	Financial Security Assurance	0.7%

(d) Mortgage dollar roll included.

(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004, amounted to $55,585,732, which is 18.6% of total net assets.

(f) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association, Federal Home Loan Mortgage Corp. and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $287,804,040) — including $55,585,732 of securities loaned	$ 289,198,038
Investment in Daily Assets Fund Institutional (cost $56,591,078)*	56,591,078
Investment in Scudder Cash Management QP Trust (cost $10,557,817)	10,557,817
Total investments in securities, at value (cost $354,952,935)	356,346,933
Cash	73,857
Receivable for investments sold	934,790
Interest receivable	2,459,749
Receivable for Portfolio shares sold	1,478,427
Other assets	11,167
Total assets	361,304,923
Liabilities
Payable for investments purchased	3,659,384
Payable for investments purchased — mortgage dollar rolls	2,263,450
Payable upon return of securities loaned	56,591,078
Deferred mortgage dollar roll income	2,521
Accrued management fee	145,855
Payable for Portfolio shares redeemed	140,575
Other accrued expenses and payables	114,827
Total liabilities	62,917,690
Net assets, at value	$ 298,387,233
Net Assets
Net assets consist of: Undistributed net investment income	9,524,556
Net unrealized appreciation (depreciation) on investments	1,393,998
Accumulated net realized gain (loss)	2,647,909
Paid-in capital	284,820,770
Net assets, at value	$ 298,387,233
Class A Net Asset Value, offering and redemption price per share ($210,037,506 ÷ 17,397,738 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.07
Class B Net Asset Value, offering and redemption price per share ($88,349,727 ÷ 7,335,272 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.04

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004
Investment Income
Dividends	$ 47,575
Interest	11,599,430
Interest — Scudder Cash Management QP Trust	15,353
Mortgage dollar roll income	172,308
Securities lending income, including income from Daily Assets Fund Institutional	24,595
Total Income	11,859,261
Expenses: Management fee	1,589,597
Custodian fees	23,243
Distribution service fees (Class B)	175,814
Record keeping fees (Class B)	91,731
Auditing	42,156
Legal	18,958
Trustees' fees and expenses	3,041
Reports to shareholders	50,572
Other	16,201
Total expenses, before expense reductions	2,011,313
Expense reductions	(4,070)
Total expenses, after expense reductions	2,007,243
Net investment income	9,852,018
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	2,613,421
Net unrealized appreciation (depreciation) during the period on investments	(740,835)
Net gain (loss) on investment transactions	1,872,586
Net increase (decrease) in net assets resulting from operations	$ 11,724,604

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations: Net investment income (loss)	$ 9,852,018	$ 9,005,497
Net realized gain (loss) on investment transactions	2,613,421	5,632,277
Net unrealized appreciation (depreciation) on investment transactions during the period	(740,835)	(3,106,535)
Net increase (decrease) in net assets resulting from operations	11,724,604	11,531,239
Distributions to shareholders from: Net investment income Class A	(6,899,791)	(7,642,555)
Class B	(1,766,032)	(352,039)
Net realized gains Class A	(3,369,665)	—
Class B	(976,642)	—
Portfolio share transactions: Class A Proceeds from shares sold	43,408,606	33,556,029
Reinvestment of distributions	10,269,456	7,642,555
Cost of shares redeemed	(42,555,105)	(59,678,316)
Net increase (decrease) in net assets from Class A share transactions	11,122,957	(18,479,732)
Class B Proceeds from shares sold	46,084,279	45,408,382
Reinvestment of distributions	2,742,674	352,039
Cost of shares redeemed	(6,180,393)	(2,824,214)
Net increase (decrease) in net assets from Class B share transactions	42,646,560	42,936,207
Increase (decrease) in net assets	52,481,991	27,993,120
Net assets at beginning of period	245,905,242	217,912,122
Net assets at end of period (including undistributed net investment income of $9,524,556 and $8,499,174, respectively)	$ 298,387,233	245,905,242
Other Information
Class A Shares outstanding at beginning of period	16,493,825	18,049,005
Shares sold	3,610,180	2,793,008
Shares issued to shareholders in reinvestment of distributions	865,161	650,984
Shares redeemed	(3,571,428)	(4,999,172)
Net increase (decrease) in Portfolio shares	903,913	(1,555,180)
Shares outstanding at end of period	17,397,738	16,493,825
Class B Shares outstanding at beginning of period	3,731,351	144,625
Shares sold	3,887,722	3,792,922
Shares issued to shareholders in reinvestment of distributions	230,865	29,986
Shares redeemed	(514,666)	(236,182)
Net increase (decrease) in Portfolio shares	3,603,921	3,586,726
Shares outstanding at end of period	7,335,272	3,731,351

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001[a]	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.16	$ 11.98	$ 11.48	$ 11.45	$ 11.00
Income from investment operations: Net investment income[c]	.50	.45	.53	.62	.69
Net realized and unrealized gain (loss) on investment transactions	.05	.14	.37	.01	.36
Total from investment operations	.55	.59	.90	.63	1.05
Less distributions from: Net investment income	(.43)	(.41)	(.40)	(.60)	(.60)
Net realized gains on investment transactions	(.21)	—	—	—	—
Total distributions	(.64)	(.41)	(.40)	(.60)	(.60)
Net asset value, end of period	$ 12.07	$ 12.16	$ 11.98	$ 11.48	$ 11.45
Total Return (%)	4.53	5.13	8.01	5.71	9.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	210	201	216	134	78
Ratio of expenses before expense reductions (%)	.66	.66	.65	.64	.68
Ratio of expenses after expense reductions (%)	.66	.66	.65	.64	.67
Ratio of net investment income (loss) (%)	4.18	3.75	4.57	5.46	6.36
Portfolio turnover rate (%)	185[d]	229[d]	267	176	311

a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

c Based on average shares outstanding during the period.

d The portfolio turnover rate including mortgage dollar roll transactions was 204% and 265% for the year ended December 31, 2004 and December 31, 2003, respectively.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.13	$ 11.96	$ 11.36
Income from investment operations: Net investment income[b]	.45	.40	.27
Net realized and unrealized gain (loss) on investment transactions	.05	.15	.33
Total from investment operations	.50	.55	.60
Less distributions from: Net investment income	(.38)	(.38)	—
Net realized gains on investment transactions	(.21)	—	—
Total distributions	(.59)	(.38)	—
Net asset value, end of period	$ 12.04	$ 12.13	$ 11.96
Total Return (%)	4.10	4.76	5.28**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	88	45	2
Ratio of expenses (%)	1.03	1.05	.92*
Ratio of net investment income (loss) (%)	3.81	3.36	4.69*
Portfolio turnover rate (%)	185[c]	229[c]	267

a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b Based on average shares outstanding during the period.

c The portfolio turnover rate including mortgage dollar roll transactions was 204% and 265% for the year ended December 31, 2004 and December 31, 2003, respectively.

* Annualized

** Not annualized

Performance Summary December 31, 2004

Scudder Global Blue Chip Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Global Blue Chip Portfolio from 5/5/1998 to 12/31/2004
[] Scudder Global Blue Chip Portfolio — Class A [] MSCI World Index

MSCI World Index is an unmanaged, capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
Scudder Global Blue Chip Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,476	$12,483	$10,196	$12,647
	Average annual total return	14.76%	7.67%	.39%	3.59%
MSCI World Index	Growth of $10,000	$11,472	$12,233	$8,834	$11,890
	Average annual total return	14.72%	6.95%	-2.45%	2.63%
Scudder Global Blue Chip Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$11,433	$13,234
	Average annual total return			14.33%	11.85%
MSCI World Index	Growth of $10,000			$11,472	$13,416
	Average annual total return			14.72%	12.47%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 5, 1998. Index returns begin April 30, 1998.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

Scudder Global Blue Chip Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,143.70	$ 1,141.50
Expenses Paid per $1,000*	$ 8.24	$ 10.26
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,017.52	$ 1,015.62
Expenses Paid per $1,000*	$ 7.76	$ 9.66

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Global Blue Chip Portfolio	1.53%	1.90%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

Scudder Global Blue Chip Portfolio

Amid a positive environment for the global equity markets, the portfolio returned 14.76% for the year ended December 31, 2004 (Class A shares, unadjusted for contract charges), in line with the 14.72% return of the MSCI World Index. Performance was helped by overweights in energy and materials as well as underweights in health care and technology. We also added value to the portfolio through stock selection in a number of sectors, including health care, financials and utilities. However, the positive impact from these factors was offset by underperforming stocks within the consumer sector.

We continue to invest in companies that we believe will benefit from longer-term themes in the world economy. There are currently 10 themes at work in the portfolio. All produced a positive return in 2004 with the exception of the theme called "Safety Assets," which invests in gold stocks. The top-performing theme was "New Annuities," which invests in companies with assets that can generate predictable long-term returns. Our most notable shift during the year was to take profits by reducing the portfolio's weighting in commodity-related stocks. We maintained its weighting in energy, however, based on our belief that the sector has further upside.

The key factors driving the markets in 2004 were interest rates, the dollar and China. All of these were important components of the portfolio's performance, and we will be watching for key shifts in 2005. Overall, we continue to believe that at a time of continued uncertainty in the markets, our emphasis on longer-term trends will help the portfolio deliver steady returns.

Oliver Kratz
Steve M. Wreford

Co-Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Global Blue Chip Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03

Common Stocks	89%	97%
Cash Equivalents	8%	3%
Exchange Traded Fund	2%	—
Preferred Stocks	1%	—
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Financials	21%	17%
Materials	16%	19%
Energy	13%	14%
Industrials	12%	7%
Information Technology	11%	10%
Health Care	9%	8%
Utilities	7%	6%
Consumer Discretionary	6%	10%
Consumer Staples	3%	2%
Telecommunication Services	2%	7%
	100%	100%
Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Continental Europe	30%	19%
United States	28%	34%
Asia (excluding Japan)	13%	11%
Japan	11%	9%
United Kingdom	7%	10%
Canada	6%	5%
Latin America	3%	6%
Africa	2%	3%
Australia	—	3%
	100%	100%

Asset allocation, sector diversification and geographical diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 51. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Global Blue Chip Portfolio

	Shares	Value ($)

Common Stocks 88.7%
Australia 0.3%
Alumina Ltd. (Cost $126,894)	48,800	227,231
Austria 1.5%
Erste Bank der oesterreichischen Sparkassen AG	6,200	331,195
Wienerberger AG	16,600	793,108
(Cost $845,372)		1,124,303
Brazil 1.2%
Aracruz Celulose SA "B" (ADR)	10,900	410,930
Companhia Vale do Rio Doce (ADR)	17,200	498,972
(Cost $441,014)		909,902
Canada 5.1%
Canadian National Railway Co.*	23,200	1,414,868
EnCana Corp.	15,899	907,642
Goldcorp, Inc.*	36,600	551,680
Meridian Gold, Inc.*	32,700	620,622
Placer Dome, Inc.*	20,600	388,222
(Cost $2,098,359)		3,883,034
China 0.9%
China Petroleum & Chemical Corp. "H" (Cost $576,393)	1,580,000	645,400
France 4.2%
Carrefour SA	16,002	762,145
Societe Generale	5,339	540,286
Total SA	8,405	1,835,916
(Cost $2,646,842)		3,138,347
Germany 11.9%
Allianz AG (Registered)	10,299	1,366,294
BASF AG (d)	25,950	1,869,444
Commerzbank AG* (d)	58,320	1,201,755
Deutsche Boerse AG (d)	7,679	462,181
E.ON AG (d)	21,239	1,935,962
Schering AG (d)	11,600	867,359
Volkswagen AG	28,183	1,277,563
(Cost $6,593,907)		8,980,558
Hong Kong 3.1%
China Mobile (Hong Kong) Ltd.	145,600	493,594
Denway Motors Ltd.	812,000	289,899
Fountain Set (Holdings) Ltd.	908,000	589,937
Hutchison Whampoa Ltd.	100,000	935,968
(Cost $2,160,807)		2,309,398
India 1.0%
Oil & Natural Gas Corp. Ltd.	9,600	180,991
Reliance Industries Ltd.	44,000	540,308
(Cost $693,189)		721,299
Israel 0.4%
Teva Pharmaceutical Industries Ltd. (ADR) (Cost $308,214)	10,600	316,516
	Shares	Value ($)

Italy 2.4%
Capitalia SpA	169,300	775,508
Enel SpA	56,500	555,247
Mediobanca SpA	28,200	456,520
(Cost $1,492,530)		1,787,275
Japan 10.2%
Daiwa Securities Group, Inc.	62,000	447,741
FANUC Ltd.	21,000	1,373,085
Japan Retail Fund Investment Corp. (REIT)	24	202,596
Komatsu Ltd.	165,000	1,154,533
Mitsubishi Estate Co., Ltd.	77,000	901,727
Mitsubishi Tokyo Financial Group, Inc.	38	385,674
Mitsui Fudosan Co., Ltd.	107,000	1,300,039
Mizuho Financial Group, Inc.	119	599,239
Nomura Holdings, Inc.	93,000	1,355,928
(Cost $6,699,056)		7,720,562
Korea 2.8%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	20,800	309,428
LG Electronics, Inc.	13,200	817,349
Samsung Electronics Co., Ltd.	2,310	1,005,270
(Cost $1,884,767)		2,132,047
Malaysia 0.3%
Resorts World Berhad (Cost $211,544)	81,200	213,684
Mexico 1.4%
Cemex SA de CV (ADR)	10,700	389,694
Fomento Economico Mexicano SA de CV (ADR)	8,200	431,402
Grupo Televisa SA (ADR)	4,100	248,050
(Cost $826,238)		1,069,146
Peru 1.0%
Compania de Minas Buenaventura SA (ADR) (Cost $595,582)	34,300	785,470
Russia 1.8%
Gazprom "S" (ADR) 144A (d)	23,000	823,600
LUKOIL (ADR)	4,500	551,250
(Cost $840,793)		1,374,850
Singapore 1.8%
DBS Group Holdings Ltd.	62,000	611,492
Singapore Telecommunications Ltd.	519,060	756,777
(Cost $1,072,310)		1,368,269
South Africa 1.3%
Gold Fields Ltd.	49,100	605,715
Impala Platinum Holdings Ltd. (ADR)	17,700	376,228
(Cost $773,476)		981,943
Sweden 1.8%
Skandinaviska Enskilda Banken AB (Cost $1,081,446)	70,600	1,365,170
	Shares	Value ($)

Switzerland 2.9%
ABB Ltd.*	101,358	566,022
Credit Suisse Group	11,425	480,270
Nestle SA (Registered)	1,527	399,510
Novartis AG (Registered)	14,463	728,810
(Cost $1,889,687)		2,174,612
Taiwan 1.8%
Hon Hai Precision Industry Co., Ltd.	132,249	613,462
Quanta Computer, Inc.	300,417	540,352
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	27,042	229,587
(Cost $1,243,503)		1,383,401
Thailand 0.5%
Bangkok Bank PCL (Foreign Registered)* (Cost $312,623)	125,600	368,556
United Kingdom 6.0%
Anglo American PLC	24,231	573,140
GlaxoSmithKline PLC	55,355	1,298,695
Lonmin PLC	27,333	481,211
National Grid Transco PLC	89,984	856,892
Rio Tinto PLC	14,318	421,409
RT Group PLC*	54,206	11,448
William Morrison Supermarkets PLC	218,828	869,665
(Cost $4,053,674)		4,512,460
United States 23.1%
Affiliated Computer Services, Inc. "A"*	11,200	674,128
AFLAC, Inc.	26,800	1,067,712
Anadarko Petroleum Corp.	15,300	991,593
AutoZone, Inc.*	4,500	410,895
Avocent Corp.*	12,500	506,500
Caremark Rx, Inc.*	12,300	484,989
Caterpillar, Inc.	11,500	1,121,365
ConocoPhillips	16,400	1,424,012
Dean Foods Co.*	17,000	560,150
Devon Energy Corp.	15,300	595,476
Eaton Corp.	5,500	397,980
Equity Residential (REIT)	11,900	430,542
Hewlett-Packard Co.	65,300	1,369,341
Medicines Co.*	14,600	420,480
Microsoft Corp.	38,300	1,022,993
	Shares	Value ($)

Monsanto Co.	32,400	1,799,820
Newmont Mining Corp.	12,500	555,125
Pfizer, Inc.	48,300	1,298,787
Schlumberger Ltd.	13,500	903,825
VERITAS Software Corp.*	22,600	645,230
Wyeth	18,700	796,433
(Cost $14,656,440)		17,477,376
Venezuela 0.0%
Compania Anonima Nacional Telefonos de Venezuela (ADR) (Cost $35,275)	1,700	38,063
Total Common Stocks (Cost $54,159,935)		67,008,872

Preferred Stocks 0.8%
Germany
Porsche AG (Cost $645,846)	1,000	638,168

Exchange Traded Funds 2.1%
iShares MSCI Malaysia Index Fund	11,700	83,655
iShares Nasdaq Biotechnology Index Fund* (d)	19,900	1,500,460
Total Exchange Traded Funds (Cost $1,484,286)		1,584,115

Securities Lending Collateral 8.8%
Daily Assets Fund Institutional, 2.25% (c) (e) (Cost $6,643,847)	6,643,847	6,643,847

Cash Equivalents 8.4%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $6,382,314)	6,382,314	6,382,314
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $69,316,228) (a)	108.8	82,257,316
Other Assets and Liabilities, Net	(8.8)	(6,684,153)
Net Assets	100.0	75,573,163
Notes to Scudder Global Blue Chip Portfolio of Investments

* Non-income producing security.

(a) The cost for federal income tax purposes was $69,467,378. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $12,789,938. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $13,964,276 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,174,338.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $6,351,889, which is 8.4% of total net assets.

(e) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipts

REIT: Real Estate Investment Trust

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $56,290,067) — including $6,351,889 of securities loaned	$ 69,231,155
Investment in Daily Assets Fund Institutional (cost $6,643,847)*	6,643,847
Investment in Scudder Cash Management QP Trust (cost $6,382,314)	6,382,314
Total investments in securities, at value (cost $69,316,228)	82,257,316
Cash	1,336
Foreign currency, at value (cost $60,569)	64,671
Receivables for investments sold	793,632
Dividends receivable	81,978
Interest receivable	8,053
Receivable for Portfolio shares sold	28,292
Foreign taxes recoverable	10,210
Other assets	7,566
Total assets	83,253,054
Liabilities
Payable for investments purchased	808,096
Payable upon return of securities loaned	6,643,847
Payable for Portfolio shares redeemed	68,054
Accrued management fee	61,268
Other accrued expenses and payables	98,626
Total liabilities	7,679,891
Net assets, at value	$ 75,573,163
Net Assets
Net assets consist of: Undistributed net investment income	102,166
Net unrealized appreciation (depreciation) on: Investments	12,941,088
Foreign currency related transactions	6,433
Accumulated net realized gain (loss)	(4,812,938)
Paid-in capital	67,336,414
Net assets, at value	$ 75,573,163
Class A Net Asset Value, offering and redemption price per share ($63,027,127 ÷ 5,350,985 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.78
Class B Net Asset Value, offering and redemption price per share ($12,546,036 ÷ 1,064,827 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.78

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $86,153)	$ 1,100,189
Interest — Scudder Cash Management QP Trust	41,410
Securities lending income, including income from Daily Assets Fund Institutional	29,814
Total Income	1,171,413
Expenses: Management fee	647,402
Custodian and accounting fees	190,058
Distribution service fees (Class B)	23,461
Record keeping fees (Class B)	12,031
Auditing	50,584
Legal	16,830
Trustees' fees and expenses	1,909
Reports to shareholders	13,947
Other	11,575
Total expenses, before expense reductions	967,797
Expense reductions	(1,159)
Total expenses, after expense reductions	966,638
Net investment income (loss)	204,775
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	5,258,185
Foreign currency related transactions	(17,858)
5,240,327
Net unrealized appreciation (depreciation) during the period on: Investments	3,765,804
Foreign currency related transactions	(116)
3,765,688
Net gain (loss) on investment transactions	9,006,015
Net increase (decrease) in net assets resulting from operations	$ 9,210,790

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations: Net investment income (loss)	$ 204,775	$ 469,875
Net realized gain (loss) on investment transactions	5,240,327	(902,561)
Net unrealized appreciation (depreciation) on investment transactions during the period	3,765,688	13,515,142
Net increase (decrease) in net assets resulting from operations	9,210,790	13,082,456
Distributions to shareholders from: Net investment income Class A	(686,309)	(164,671)
Class B	(57,902)	(1,208)
Portfolio share transactions: Class A Proceeds from shares sold	10,246,696	14,111,779
Reinvestment of distributions	686,309	164,671
Cost of shares redeemed	(9,557,336)	(14,079,045)
Net increase (decrease) in net assets from Class A share transactions	1,375,669	197,405
Class B Proceeds from shares sold	5,449,125	5,128,199
Reinvestment of distributions	57,902	1,208
Cost of shares redeemed	(572,691)	(196,055)
Net increase (decrease) in net assets from Class B share transactions	4,934,336	4,933,352
Increase (decrease) in net assets	14,776,584	18,047,334
Net assets at beginning of period	60,796,579	42,749,245
Net assets at end of period (including undistributed net investment income of $102,166 and $671,339, respectively)	$ 75,573,163	$ 60,796,579
Other Information
Class A Shares outstanding at beginning of period	5,262,148	5,267,978
Shares sold	941,848	1,644,533
Shares issued to shareholders in reinvestment of distributions	64,503	21,782
Shares redeemed	(917,514)	(1,672,145)
Net increase (decrease) in Portfolio shares	88,837	(5,830)
Shares outstanding at end of period	5,350,985	5,262,148
Class B Shares outstanding at beginning of period	588,861	24,654
Shares sold	522,896	585,383
Shares issued to shareholders in reinvestment of distributions	5,427	160
Shares redeemed	(52,357)	(21,336)
Net increase (decrease) in Portfolio shares	475,966	564,207
Shares outstanding at end of period	1,064,827	588,861

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.39	$ 8.08	$ 9.64	$ 11.81	$ 12.37
Income (loss) from investment operations: Net investment income (loss)[b]	.04	.09	.07	.08	.03
Net realized and unrealized gain (loss) on investment transactions	1.48	2.25	(1.57)	(1.90)	(.44)
Total from investment operations	1.52	2.34	(1.50)	(1.82)	(.41)
Less distributions from: Net investment income	(.13)	(.03)	(.06)	—	—
Net realized gains on investment transactions	—	—	—	(.35)	(.15)
Total distributions	(.13)	(.03)	(.06)	(.35)	(.15)
Net asset value, end of period	$ 11.78	$ 10.39	$ 8.08	$ 9.64	$ 11.81
Total Return (%)	14.76	29.13[c]	(15.77)	(15.48)	(3.36)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	63	55	43	44	33
Ratio of expenses before expense reductions (%)	1.44	1.48	1.32	1.24	1.78
Ratio of expenses after expense reductions (%)	1.43	1.17	1.32	1.24	1.50
Ratio of net investment income (loss) (%)	.38	1.02	.79	.76	.28
Portfolio turnover rate (%)	81	65	41	52	54

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

b Based on average shares outstanding during the period.

c Total returns would have been lower had certain expenses not been reduced.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.38	$ 8.06	$ 8.98
Income (loss) from investment operations: Net investment income (loss)[b]	.00[d]	.04	.02
Net realized and unrealized gain (loss) on investment transactions	1.48	2.29	(.94)
Total from investment operations	1.48	2.33	(.92)
Less distributions from: Net investment income	(.08)	(.01)	—
Net asset value, end of period	$ 11.78	$ 10.38	$ 8.06
Total Return (%)	14.33	28.96[c]	(10.24)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	6.2
Ratio of expenses before expense reductions (%)	1.84	1.87	1.60*
Ratio of expenses after expense reductions (%)	1.83	1.64	1.60*
Ratio of net investment income (loss) (%)	.02	.55	.49*
Portfolio turnover rate (%)	81	65	41

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b Based on average shares outstanding during the period.

c Total returns would have been lower had certain expenses not been reduced.

d Amount is less than $.005 per share.

* Annualized ** Not annualized

Performance Summary December 31, 2004

Scudder Government & Agency Securities Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The guarantee relates only to the prompt payment of principal and interest and does not remove market risks. Additionally, yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Government & Agency Securities Portfolio from 12/31/1994 to 12/31/2004
[] Scudder Government & Agency Securities Portfolio — Class A [] Lehman Brothers GNMA Index

The Lehman Brothers GNMA Index is an unmanaged market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
Scudder Government & Agency Securities Portfolio		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,375	$11,464	$13,668	$19,584
	Average annual total return	3.75%	4.66%	6.45%	6.95%
Lehman Brothers GNMA Index	Growth of $10,000	$10,435	$11,666	$14,027	$20,684
	Average annual total return	4.35%	5.27%	7.00%	7.54%
Scudder Government & Agency Securities Portfolio				1-Year	Life of Class*
Class B	Growth of $10,000			$10,336	$10,917
	Average annual total return			3.36%	3.57%
Lehman Brothers GNMA Index	Growth of $10,000			$10,435	$11,180
	Average annual total return			4.35%	4.56%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

Scudder Government & Agency Securities Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,033.80	$1,031.60
Expenses Paid per $1,000*	$ 3.12	$ 5.06
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,022.14	$ 1,020.22
Expenses Paid per $1,000*	$ 3.10	$ 5.04

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Government & Agency Securities Portfolio	.61%	.99%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

Scudder Government & Agency Securities Portfolio

The year 2004 produced a more positive environment for mortgage securities than the previous year. Several factors were responsible: (1) interest rates were relatively stable, and any increases — mainly on the short end of the yield curve — were carefully communicated in advance by the Federal Reserve; (2) job growth rose to a respectable average level per month, beginning with the March nonfarm payroll report, and is now in line with economists' forecasts; (3) significant US dollar weakness prompted foreign central banks, primarily in Asia, to intervene and purchase dollars in significant volume to support the value of their own currencies. These actions dampened what might otherwise have been larger long-term interest rate increases during the year; and (4) the net supply of mortgages declined drastically — from $230 billion in 2003 to $40 billion in 2004 while demand remained stable.

During the 12-month period ended December 31, 2004, the portfolio provided a total return of 3.75% (Class A shares, unadjusted for contract charges) compared with the 4.35% return of its benchmark, the Lehman Brothers GNMA Index. The portfolio's return also outperformed the 3.61% return of the average peer in its Lipper category.

During the past 12 months, we focused on mortgages that will maintain their yield in a wide variety of interest rate scenarios. The strategy has been to purchase GNMA mortgages with specifically defined geographic characteristics and smaller loan sizes. Our security selection in this sector of the market has helped performance in terms of price appreciation and a higher yield. In addition, because we anticipated a stable rate environment, we emphasized 30-year mortgages over 15-year instruments because of the yield advantage of longer-term issues. Going forward, we believe that the Fed will continue to raise short-term interest rates incrementally. If interest rates continue to be relatively stable, we expect to maintain our current strategy of emphasizing certain mortgage pool characteristics and longer-term mortgages.

Sean P. McCaffrey
William Chepolis

Co-Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The government guarantee relates only to the prompt payment of principal and interest and does not remove market risks. Additionally, yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Lehman Brothers GNMA Index is an unmanaged market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Government & Agency Securities Portfolio

Asset Allocation	12/31/04	12/31/03

Agencies Backed by the Full Faith and Credit of the US Government (GNMA)	57%	62%
Agencies Not Backed by the Full Faith and Credit of the US Government (FNMA, FHLMC)	21%	31%
Cash Equivalents	18%	3%
US Government Backed	4%	1%
Repurchase Agreements	—	3%
	100%	100%
Credit Quality	12/31/04	12/31/03

AAA	100%	100%
Interest Rate Sensitivity	12/31/04	12/31/03

Average Maturity	4.6 years	2.9 years
Average Duration	2.6 years	2.6 years

Asset allocation, credit quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 7. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Government & Agency Securities Portfolio

	Principal Amount ($)	Value ($)

Agencies Backed by the Full Faith and Credit of the US Government 68.0%
Government National Mortgage Association:
4.5%, 8/15/2018	3,026,940	3,044,920
5.0% with various maturities from 7/15/2018 until 7/20/2034 (c)	38,372,263	38,394,313
5.5% with various maturities from 12/15/2032 until 12/20/2034 (c)	83,284,492	85,074,527
6.0% with various maturities from 5/15/2016 until 12/20/2034 (c)	50,128,635	51,947,012
6.5% with various maturities from 3/15/2014 until 8/20/2034 (c)	27,649,702	29,131,129
7.0% with various maturities from 4/15/2007 until 10/15/2032	7,716,379	8,200,573
7.5% with various maturities from 12/15/2013 until 7/15/2032	5,852,419	6,282,828
8.0% with various maturities from 12/15/2026 until 11/15/2031	1,612,228	1,750,673
8.5% with various maturities from 5/15/2016 until 12/15/2030	204,983	224,605
9.0%, 8/15/2027	22,317	25,170
9.5% with various maturities from 6/15/2013 until 12/15/2022	73,681	82,967
10.0% with various maturities from 2/15/2016 until 3/15/2016	32,718	36,327
Total Agencies Backed by the Full Faith and Credit of the US Government (Cost $222,211,883)		224,195,044

Agencies Not Backed by the Full Faith and Credit of the US Government 24.8%
Federal Farm Credit Bank, 2.25%, 9/1/2006	7,445,000	7,333,846
Federal Home Loan Bank, Series 1, 3.25%, 12/17/2007	15,000,000	14,903,670
Federal Home Loan Mortgage Corp.:
4.5%, 5/1/2019	81,382	81,161
5.0% with various maturities from 6/1/2033 until 6/1/2034	5,704,506	5,671,799
5.5% with various maturities from 2/1/2017 until 4/1/2034	1,290,022	1,313,147
6.0% with various maturities from 3/1/2017 until 11/1/2033 (c)	8,821,349	9,120,822
6.5%, 9/1/2032	342,357	359,489
7.0% with various maturities from 5/1/2029 until 9/1/2032	5,321,910	5,640,651
	Principal Amount ($)	Value ($)

7.5% with various maturities from 1/1/2027 until 11/1/2033	1,385,816	1,484,792
8.0%, 11/1/2030	11,325	12,273
8.5%, 7/1/2030	7,796	8,485
Federal National Mortgage Association:
5.0% with various maturities from 10/1/2019 until 10/1/2033	6,149,849	6,231,275
5.5% with various maturities from 1/1/2034 until 6/1/2034	5,203,959	5,286,216
6.0% with various maturities from 7/1/2016 until 9/1/2033	3,878,105	4,037,761
6.5% with various maturities from 9/1/2016 until 7/1/2034 (c)	7,484,421	7,854,208
7.0% with various maturities from 9/1/2013 until 7/1/2034	1,694,428	1,795,572
7.5% with various maturities from 6/1/2015 until 3/1/2032	3,701,670	3,965,391
8.0%, 12/1/2024	29,854	32,496
Tennessee Valley Authority, 5.625%, 1/18/2011	6,000,000	6,445,968
Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $81,555,644)		81,579,022

US Government Backed 4.9%
US Treasury Bill, 1.813%*, 1/20/2005 (d)	165,000	164,845
US Treasury Note, 4.25%, 8/15/2014	15,825,000	15,860,242
Total US Government Backed (Cost $15,957,730)		16,025,087

Collateralized Mortgage Obligations 0.1%
Federal National Mortgage Association, "IN", Series 2003-84, Interest Only, 4.5%, 4/25/2013 (Cost $356,191)	4,608,888	330,973

Cash Equivalents 20.6%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $67,948,768)	67,948,768	67,948,768
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $388,030,216) (a)	118.4	390,078,894
Other Assets and Liabilities, Net	(18.4)	(60,509,199)
Net Assets	100.0	329,569,695
Notes to Scudder Government & Agency Securities Portfolio of Investments

* Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $388,052,593. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $2,026,301. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,785,335 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $759,034.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Mortgage dollar roll included.

(d) At December 31, 2004, these securities have been segregated, in part or in whole, to cover initial margin requirements for open futures contracts.

At December 31, 2004, open futures contracts purchased were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Market Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
10 year US Treasury Note	3/21/2005	23	2,558,062	2,574,563	16,501

At December 31, 2004, open futures contracts sold short were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Market Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
2 year US Treasury Note	3/31/2005	40	(8,399,213)	(8,383,750)	15,463
5 year US Treasury Note	3/21/2005	85	(9,298,524)	(9,310,156)	(11,632)
Total net unrealized appreciation					3,831

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association, Government National Mortgage Association and Federal Home Loan Mortgage Corp. issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $320,081,448)	$ 322,130,126
Investment in Scudder Cash Management QP Trust (cost $67,948,768)	67,948,768
Total investments in securities, at value (cost $388,030,216)	390,078,894
Receivable for investments sold	39,960,613
Interest receivable	1,909,217
Receivable for Portfolio shares sold	323,832
Other assets	10,053
Total assets	432,282,609
Liabilities
Payable for investments purchased	30,127,633
Payable for when issued and forward delivery securities	5,971,711
Payable for investments purchased — mortgage dollar rolls	66,166,759
Deferred mortgage dollar roll income	76,424
Payable for Portfolio shares redeemed	86,162
Payable for daily variation margin on open futures contracts	11,469
Accrued management fee	156,889
Other accrued expenses and payables	115,867
Total liabilities	102,712,914
Net assets, at value	$ 329,569,695
Net Assets
Net assets consist of: Undistributed net investment income	10,896,663
Net unrealized appreciation (depreciation) on: Investments	2,048,678
Futures	20,332
Accumulated net realized gain (loss)	2,157,418
Paid-in capital	314,446,604
Net assets, at value	$ 329,569,695
Class A Net Asset Value, offering and redemption price per share ($280,091,543 ÷ 22,309,252 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.55
Class B Net Asset Value, offering and redemption price per share ($49,478,152 ÷ 3,952,379 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.52
Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Interest	$ 12,383,702
Interest — Scudder Cash Management QP Trust	872,299
Mortgage dollar roll income	1,323,021
Securities lending income, including income from Daily Assets Fund Institutional	10,160
Total Income	14,589,182
Expenses: Management fee	1,908,304
Custodian fees	36,725
Distribution service fees (Class B)	112,953
Record keeping fees (Class B)	61,467
Auditing	58,595
Legal	26,856
Trustees' fees and expenses	2,572
Reports to shareholders	76,696
Other	22,019
Total expenses, before expense reductions	2,306,187
Expense reductions	(3,977)
Total expenses, after expense reductions	2,302,210
Net investment income	12,286,972
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,710,270
Futures	(144,216)
Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violations of restrictions	—
1,566,054
Net unrealized appreciation (depreciation) during the period on: Investments	(1,062,304)
Futures	1,329
(1,060,975)
Net gain (loss) on investment transactions	505,079
Net increase (decrease) in net assets resulting from operations	$ 12,792,051

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations: Net investment income (loss)	$ 12,286,972	$ 12,142,038
Net realized gain (loss) on investment transactions	1,566,054	469,040
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,060,975)	(3,359,459)
Net increase (decrease) in net assets resulting from operations	12,792,051	9,251,619
Distributions to shareholders from: Net investment income Class A	(8,701,916)	(14,733,066)
Class B	(986,391)	(755,455)
Net realized gains Class A	(2,734,888)	(9,005,857)
Class B	(359,519)	(509,269)
Portfolio share transactions: Class A Proceeds from shares sold	20,190,555	45,404,708
Reinvestment of distributions	11,436,803	23,738,923
Cost of shares redeemed	(97,935,807)	(259,047,177)
Net increase (decrease) in net assets from Class A share transactions	(66,308,449)	(189,903,546)
Class B Proceeds from shares sold	23,191,368	71,406,944
Reinvestment of distributions	1,345,911	1,264,724
Cost of shares redeemed	(13,460,654)	(36,011,827)
Net increase (decrease) in net assets from Class B share transactions	11,076,625	36,659,841
Increase (decrease) in net assets	(55,222,487)	(168,995,733)
Net assets at beginning of period	384,792,182	553,787,915
Net assets at end of period (including undistributed net investment income of $10,896,663 and $9,445,556, respectively)	$ 329,569,695	$ 384,792,182
Other Information
Class A Shares outstanding at beginning of period	27,631,433	42,918,597
Shares sold	1,635,527	3,576,998
Shares issued to shareholders in reinvestment of distributions	932,855	1,917,523
Shares redeemed	(7,890,563)	(20,781,685)
Net increase (decrease) in Portfolio shares	(5,322,181)	(15,287,164)
Shares outstanding at end of period	22,309,252	27,631,433
Class B Shares outstanding at beginning of period	3,055,787	216,015
Shares sold	1,876,522	5,681,579
Shares issued to shareholders in reinvestment of distributions	109,781	102,159
Shares redeemed	(1,089,711)	(2,943,966)
Net increase (decrease) in Portfolio shares	896,592	2,839,772
Shares outstanding at end of period	3,952,379	3,055,787

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001[a]	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.54	$ 12.84	$ 12.32	$ 11.96	$ 11.56
Income from investment operations: Net investment income[c]	.44	.31	.62	.61	.75
Net realized and unrealized gain (loss) on investment transactions	.03	(.04)	.35	.25	.45
Total from investment operations	.47	.27	.97	.86	1.20
Less distributions from: Net investment income	(.35)	(.35)	(.45)	(.50)	(.80)
Net realized gain on investment transactions	(.11)	(.22)	—	—	—
Total distributions	(.46)	(.57)	(.45)	(.50)	(.80)
Net asset value, end of period	$ 12.55	$ 12.54	$ 12.84	$ 12.32	$ 11.96
Total Return (%)	3.75[e]	2.26	8.05	7.48	10.93
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	280	347	551	305	152
Ratio of expenses (%)	.61	.61	.59	.60	.61
Ratio of net investment income (loss) (%)	3.59	2.50	4.96	5.06	6.60
Portfolio turnover rate (%)	226[d]	511[d]	534[d]	334	173

a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, gain/losses on paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

c Based on average shares outstanding during the period.

d The portfolio turnover rate including mortgage dollar roll transactions was 391%, 536% and 651% for the periods ended December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

e Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.51	$ 12.82	$ 12.36
Income from investment operations: Net investment income[b]	.40	.27	.31
Net realized and unrealized gain (loss) on investment transactions	.02	(.04)	.15
Total from investment operations	.42	.23	.46
Less distributions from: Net investment income	(.30)	(.32)	—
Net realized gains on investment transactions	(.11)	(.22)	—
Total distributions	(.41)	(.54)	—
Net asset value, end of period	$ 12.52	$ 12.51	$ 12.82
Total Return (%)	3.36[d]	1.83	3.72**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	49	38	3
Ratio of expenses (%)	1.00	.98	.84*
Ratio of net investment income (loss) (%)	3.21	2.13	4.95*
Portfolio turnover rate (%)	226[c]	511[c]	534[c]

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b Based on average shares outstanding during the period.

c The portfolio turnover rate including mortgage dollar roll transactions was 391%, 536% and 651% for the periods ended December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

d Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

* Annualized

** Not annualized

Performance Summary December 31, 2004

Scudder Growth Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Growth Portfolio from 12/31/1994 to 12/31/2004
[] Scudder Growth Portfolio — Class A [] Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index composed of common stock of larger US companies with higher price -to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
Scudder Growth Portfolio		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,514	$9,257	$5,819	$18,023
	Average annual total return	5.14%	-2.54%	-10.26%	6.07%
Russell 1000 Growth Index	Growth of $10,000	$10,630	$9,946	$6,140	$24,994
	Average annual total return	6.30%	-.18%	-9.29%	9.59%
Scudder Growth Portfolio				1-Year	Life of Class*
Class B	Growth of $10,000			$10,477	$12,039
	Average annual total return			4.77%	7.70%
Russell 1000 Growth Index	Growth of $10,000			$10,630	$12,555
	Average annual total return			6.30%	9.53%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

Scudder Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,030.80	$ 1,029.30
Expenses Paid per $1,000*	$ 3.28	$ 5.17
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,021.77	$ 1,020.11
Expenses Paid per $1,000*	$ 3.27	$ 5.15

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Growth Portfolio	.64%	1.01%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

Scudder Growth Portfolio

While equity market performance in general was positive in 2004, substantial performance disparities existed between investment styles and market capitializations. Small caps outperformed large cap as the 18.33% advance of the Russell 2000 Index outpaced the 10.88% gain of the S&P 500 index. In terms of investment style, the 6.30% annual return of the Russell 1000 Growth Index significantly trailed the 16.49% advance of the Russell 1000 Value Index, marking the fifth consecutive year that value outperformed growth.

The Scudder Growth Portfolio's return of 5.14% (Class A shares, unadjusted for contract charges) underperformed its benchmark, the Russell 1000 Growth Index in the year ended December 31, 2004 as positioning in the Information Technology and Consumer Discretionary sectors detracted from relative performance. As 2004 progressed, we reduced the portfolio's cyclical exposure and emphasized more consistent earners in anticipation of slowing profit growth. This strategy proved successful for most of 2004. In the fourth quarter however, as the presidential election was decided and oil prices declined from near-record highs, investor optimism grew. This optimism led to a sharp rebound in the more cyclical, volatile sectors of the market. The Scudder Growth Portfolio, therefore, underperformed in the fourth quarter and the outperformance we had enjoyed through the first three quarters of the year was negated.

In a continued example of adding value through top-down sector allocation, the portfolio's overweight in the Energy sector remained in place throughout 2004 and proved to be extremely additive to annual performance. While oil prices remain volatile, our investment thesis is focused on the long-term growth opportunities created by a chronic underinvestment in the exploration and production of new reserves.

Our investment philosophy is unchanged as we maintain our belief that a diversified portfolio of high-quality large-cap growth stocks will outperform over longer time periods. Therefore, we continue to seek out and find companies that reconcile well with our key selection criteria of quality, growth and innovation.

Julie M. Van Cleave
Jack A. Zehner
Thomas J. Schmid

Co-Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index composed of common stock of larger US companies with higher price -to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Growth Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03

Common Stocks	97%	99%
Exchange Traded Funds	1%	—
Cash Equivalents	2%	1%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Information Technology	24%	30%
Health Care	23%	20%
Consumer Discretionary	15%	16%
Consumer Staples	12%	12%
Industrials	9%	8%
Energy	9%	5%
Financials	7%	8%
Materials	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Growth Portfolio

	Shares	Value ($)

Common Stocks 97.9%
Consumer Discretionary 14.3%
Automobiles 1.6%
Harley-Davidson, Inc.	82,900	5,036,175
Hotels Restaurants & Leisure 1.5%
International Game Technology	105,800	3,637,404
YUM! Brands, Inc.	17,800	839,804
		4,477,208
Household Durables 0.3%
Fortune Brands, Inc.	13,400	1,034,212
Internet & Catalog Retail 1.2%
eBay, Inc.*	30,800	3,581,424
Media 3.8%
Comcast Corp. "A"*	74,000	2,430,160
McGraw-Hill Companies, Inc.	18,800	1,720,952
Omnicom Group, Inc.	57,440	4,843,341
Viacom, Inc. "B"	76,230	2,774,010
		11,768,463
Multiline Retail 2.7%
Kohl's Corp.*	33,700	1,657,029
Target Corp.	125,400	6,512,022
		8,169,051
Specialty Retail 3.2%
Bed Bath & Beyond, Inc.*	56,500	2,250,395
Home Depot, Inc.	41,900	1,790,806
Lowe's Companies, Inc.	32,100	1,848,639
Staples, Inc.	116,900	3,940,699
		9,830,539
Consumer Staples 11.5%
Beverages 2.2%
PepsiCo, Inc.	127,450	6,652,890
Food & Drug Retailing 4.3%
Wal-Mart Stores, Inc.	162,990	8,609,132
Walgreen Co.	119,700	4,592,889
		13,202,021
Food Products 1.5%
Dean Foods Co.*	40,200	1,324,590
Hershey Foods Corp.	34,900	1,938,346
Kellogg Co.	33,900	1,513,974
		4,776,910
Household Products 3.5%
Colgate-Palmolive Co.	42,840	2,191,694
Kimberly-Clark Corp.	22,900	1,507,049
Procter & Gamble Co.	125,700	6,923,556
		10,622,299
Energy 8.7%
Energy Equipment & Services 4.1%
Baker Hughes, Inc.	83,900	3,580,013
Nabors Industries Ltd.*	64,300	3,297,947
Schlumberger Ltd.	58,800	3,936,660
	Shares	Value ($)

Transocean, Inc.*	38,900	1,648,971
		12,463,591
Oil & Gas 4.6%
ConocoPhillips	38,700	3,360,321
Devon Energy Corp.	98,600	3,837,512
EOG Resources, Inc.	98,000	6,993,280
		14,191,113
Financials 7.1%
Capital Markets 2.2%
Goldman Sachs Group, Inc.	14,600	1,518,984
Lehman Brothers Holdings, Inc.	23,100	2,020,788
Morgan Stanley	55,400	3,075,808
		6,615,580
Consumer Finance 1.6%
American Express Co.	87,900	4,954,923
Diversified Financial Services 1.4%
Citigroup, Inc.	91,200	4,394,016
Insurance 1.9%
AFLAC, Inc.	72,400	2,884,416
American International Group, Inc.	43,810	2,877,003
		5,761,419
Health Care 22.1%
Biotechnology 5.6%
Amgen, Inc.*	74,800	4,798,420
Biogen Idec, Inc.*	55,700	3,710,177
Genentech, Inc.*	86,000	4,681,840
Gilead Sciences, Inc.*	111,100	3,887,389
		17,077,826
Health Care Equipment & Supplies 6.0%
Baxter International, Inc.	69,900	2,414,346
Boston Scientific Corp.*	82,300	2,925,765
C.R. Bard, Inc.	39,800	2,546,404
Medtronic, Inc.	108,200	5,374,294
Zimmer Holdings, Inc.*	65,300	5,231,836
		18,492,645
Health Care Providers & Services 1.9%
UnitedHealth Group, Inc.	66,600	5,862,798
Pharmaceuticals 8.6%
Abbott Laboratories	53,300	2,486,445
Eli Lilly & Co.	32,000	1,816,000
Johnson & Johnson	179,586	11,389,344
Pfizer, Inc.	242,702	6,526,257
Teva Pharmaceutical Industries Ltd. (ADR)	139,800	4,174,428
		26,392,474
Industrials 9.3%
Aerospace & Defense 2.1%
United Technologies Corp.	61,600	6,366,360
Air Freight & Logistics 1.6%
FedEx Corp.	51,400	5,062,386
	Shares	Value ($)

Industrial Conglomerates 5.0%
3M Co.	37,000	3,036,590
General Electric Co.	334,940	12,225,310
		15,261,900
Machinery 0.6%
Caterpillar, Inc.	17,900	1,745,429
Information Technology 24.0%
Communications Equipment 3.8%
Cisco Systems, Inc.*	365,420	7,052,606
QUALCOMM, Inc.	109,400	4,638,560
		11,691,166
Computers & Peripherals 4.3%
Dell, Inc.*	60,400	2,545,256
EMC Corp.*	385,700	5,735,359
International Business Machines Corp.	50,000	4,929,000
		13,209,615
IT Consulting & Services 3.3%
Accenture Ltd. "A"*	105,200	2,840,400
Fiserv, Inc.*	86,000	3,456,340
Paychex, Inc.	106,300	3,622,704
		9,919,444
Semiconductors & Semiconductor Equipment 4.5%
Intel Corp.	331,740	7,759,398
Linear Technology Corp.	91,230	3,536,075
Texas Instruments, Inc.	99,400	2,447,228
		13,742,701
Software 8.1%
Adobe Systems, Inc.	15,000	941,100
Electronic Arts, Inc.* (c)	74,200	4,576,656
	Shares	Value ($)

Intuit, Inc.*	43,700	1,923,237
Microsoft Corp.	457,480	12,219,290
Oracle Corp.*	184,000	2,524,480
Symantec Corp.*	104,000	2,679,040
		24,863,803
Materials 0.9%
Chemicals
Ecolab, Inc.	76,000	2,669,880
Total Common Stocks (Cost $229,803,236)		299,890,261

Exchange Traded Funds 0.9%
iShares Nasdaq Biotechnology Index Fund* (c)	18,400	1,387,360
Semiconductor HOLDRs Trust	44,600	1,487,856
Total Exchange Traded Funds (Cost $3,020,966)		2,875,216

Securities Lending Collateral 1.5%
Daily Assets Fund Institutional, 2.25% (d) (e) (Cost $4,617,400)	4,617,400	4,617,400

Cash Equivalents 1.9%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $5,958,356)	5,958,356	5,958,356
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $243,399,958) (a)	102.2	313,341,233
Other Assets and Liabilities, Net	(2.2)	(6,861,289)
Net Assets	100.0	306,479,944
Notes to Scudder Growth Portfolio of Investments

* Non-income producing security.

(a) The cost for federal income tax purposes was $245,015,726. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $68,325,507. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $70,905,457 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,579,950.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $4,479,075, which is 1.5% of net assets.

(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipts.

HOLDRs: Holding Company Depositary Receipts

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $232,824,202) — including $4,479,075 of securities loaned	$ 302,765,477
Investments in Daily Assets Fund Institutional (cost $4,617,400)*	4,617,400
Investment in Scudder Cash Management QP Trust (cost $5,958,356)	5,958,356
Total investments in securities, at value (cost $243,399,958)	313,341,233
Cash	153
Dividends receivable	236,859
Interest receivable	12,072
Receivable for Portfolio shares sold	348,923
Other assets	16,835
Total assets	313,956,075
Liabilities
Payable for Portfolio shares redeemed	2,634,253
Payable upon return of securities loaned	4,617,400
Accrued management fee	156,458
Other accrued expenses and payables	68,020
Total liabilities	7,476,131
Net assets, at value	$ 306,479,944
Net Assets
Net assets consist of: Undistributed net investment income	2,081,479
Net unrealized appreciation (depreciation) on investments	69,941,275
Accumulated net realized gain (loss)	(162,361,013)
Paid-in capital	396,818,203
Net assets, at value	$ 306,479,944
Class A Net Asset Value, offering and redemption price per share ($290,395,910 ÷ 14,958,026 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 19.41
Class B Net Asset Value, offering and redemption price per share ($16,084,034 ÷ 832,962 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 19.31

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $7,592)	$ 4,162,057
Interest — Scudder Cash Management QP Trust	73,263
Securities lending income, including income from Daily Assets Fund Institutional	3,559
Total Income	4,238,879
Expenses: Management fee	1,842,117
Custodian fees	16,638
Distribution service fees (Class B)	29,642
Record keeping fees (Class B)	14,980
Auditing	41,460
Legal	18,398
Trustees' fees and expenses	4,785
Reports to shareholders	64,805
Other	6,451
Total expenses, before expense reductions	2,039,276
Expense reductions	(3,043)
Total expenses, after expense reductions	2,036,233
Net investment income (loss)	2,202,646
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(2,112,683)
Net unrealized appreciation (depreciation) during the period on investments	15,006,327
Net gain (loss) on investment transactions	12,893,644
Net increase (decrease) in net assets resulting from operations	$ 15,096,290

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations: Net investment income (loss)	$ 2,202,646	$ 830,426
Net realized gain (loss) on investment transactions	(2,112,683)	(12,111,531)
Net unrealized appreciation (depreciation) on investment transactions during the period	15,006,327	78,050,590
Net increase (decrease) in net assets resulting from operations	15,096,290	66,769,485
Distributions to shareholders from: Net investment income Class A	(815,090)	(328,128)
Portfolio share transactions: Class A Proceeds from shares sold	18,466,237	46,556,451
Reinvestment of distributions	815,090	328,128
Cost of shares redeemed	(55,750,428)	(45,206,144)
Net increase (decrease) in net assets from Class A share transactions	(36,469,101)	1,678,435
Class B Proceeds from shares sold	8,950,573	6,505,025
Cost of shares redeemed	(494,088)	(422,693)
Net increase (decrease) in net assets from Class B share transactions	8,456,485	6,082,332
Increase (decrease) in net assets	(13,731,416)	74,202,124
Net assets at beginning of period	320,211,360	246,009,236
Net assets at end of period (including undistributed net investment income of $2,081,479 and $702,179, respectively)	$ 306,479,944	$ 320,211,360
Other Information
Class A Shares outstanding at beginning of period	16,929,119	16,549,770
Shares sold	995,737	3,153,740
Shares issued to shareholders in reinvestment of distributions	43,869	22,156
Shares redeemed	(3,010,699)	(2,796,547)
Net increase (decrease) in Portfolio shares	(1,971,093)	379,349
Shares outstanding at end of period	14,958,026	16,929,119
Class B Shares outstanding at beginning of period	374,544	8,811
Shares sold	485,347	390,729
Shares redeemed	(26,929)	(24,996)
Net increase (decrease) in Portfolio shares	458,418	365,733
Shares outstanding at end of period	832,962	374,544

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 18.51	$ 14.86	$ 21.05	$ 30.12	$ 40.54
Income (loss) from investment operations: Net investment income (loss)[b]	.14	.05	.01	.03	(.01)
Net realized and unrealized gain (loss) on investment transactions	.81	3.62	(6.20)	(6.75)	(6.81)
Total from investment operations	.95	3.67	(6.19)	(6.72)	(6.82)
Less distributions from: Net investment income	(.05)	(.02)	—	(.03)	—
Net realized gains on investment transactions	—	—	—	(2.31)	(3.60)
Return of capital	—	—	—	(.01)	—
Total distributions	(.05)	(.02)	—	(2.35)	(3.60)
Net asset value, end of period	$ 19.41	$ 18.51	$ 14.86	$ 21.05	$ 30.12
Total Return (%)	5.14	24.71	(29.41)	(22.34)	(19.06)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	290	313	246	420	583
Ratio of expenses (%)	.65	.64	.64	.63	.65
Ratio of net investment income (loss) (%)	.73	.29	.07	.13	(.03)
Portfolio turnover rate (%)	21	26	38	73	65

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

b Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 18.43	$ 14.83	$ 16.04
Income (loss) from investment operations: Net investment income (loss)[b]	.07	(.03)	.06
Net realized and unrealized gain (loss) on investment transactions	.81	3.63	(1.27)
Total from investment operations	.88	3.60	(1.21)
Net asset value, end of period	$ 19.31	$ 18.43	$ 14.83
Total Return (%)	4.77	24.28	(7.54)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	7.1
Ratio of expenses (%)	1.03	1.03	.88*
Ratio of net investment income (loss) (%)	.35	(.10)	.80*
Portfolio turnover rate (%)	21	26	38

a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b Based on average shares outstanding during the period.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

Scudder Growth & Income Strategy Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the period (August 16, 2004) ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the period ended December 31, 2004
Actual Portfolio Return	Class B
Beginning Account Value 8/16/04	$ 1,000.00
Ending Account Value 12/31/04	$ 1,084.80
Expenses Paid per $1,000*	$ 2.92
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 8/16/04	$ 1,000.00
Ending Account Value 12/31/04	$ 1,015.96
Expenses Paid per $1,000*	$ 2.83

* Expenses are equal to the Portfolio's annualized expense ratio for share class, multiplied by the average account value over the period, multiplied by the number of days since inception (August 16, 2004), then divided by 365.

Annualized Expense Ratios	Class B
Scudder Variable Series II — Scudder Growth & Income Strategy Portfolio	.75%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

Scudder Growth & Income Strategy Portfolio

Scudder Growth & Income Strategy Portfolio is one of four new fund-of-funds portfolios. Each portfolio is constructed as a strategically allocated mix of variable portfolios and managed to pursue consistent returns over time, while mitigating risk and pursuing a long-term investment objective. Scudder Growth & Income Strategy Portfolio seeks a balance of long-term growth of capital and current income with an emphasis on growth of capital. The portfolio gained 8.40% (Class B shares, unadjusted for contract charges) from its date of inception, August 16, 2004, through December 31, 2004. Investors should keep in mind that during the start-up phase of the portfolio, it required some time to invest all the cash inflows. Because we had large cash flows, often exceeding the size of the portfolio, our allocation was heavily weighted in cash — even though we invested the cash right away every day.

Stocks performed exceptionally well in 2003, when profit margins widened because productivity accelerated but labor costs remained low (due to a soft labor market). However, equity performance was lower in 2004, due in part to rising interest rates, concerns about inflation and soaring energy prices, all of which can impact the revenue growth of companies. Performance did improve at the end of 2004 as signs of economic strength emerged and oil prices decreased. The end of uncertainty surrounding the US presidential election also helped the stock market find its footing. Specifically, the energy and materials sectors performed particularly well in 2004, while the technology, consumer staples and consumer discretionary sectors lagged behind. Going forward, profit margins are not likely to widen further, and may even narrow. As a result, we believe that returns will likely be modest. The portfolio underweighted equities relative to fixed income only in December and overweighted equities for all other months since inception. To improve diversification within the stock category, the portfolio overweighted small-cap stocks for all months since inception except December.

The Federal Reserve Board ("the Fed"), in attempt to prevent the economy from overheating and inflation from rising, raised interest rates five times from 12/31/03 through 12/31/04. Because bond prices typically move in the opposite direction of interest rates, bond prices fell in response. Still, bond investors seemed to be betting that the economy faces too many hurdles for the Fed to raise interest rates drastically, so the price of bonds did not fall significantly. However, it seems likely that the Fed will continue to raise interest rates, so we believe that the bull market for bonds we have experienced over the past two decades is likely over. Although, the portfolio is currently overweighting (or favoring) bonds relative to cash, these weightings may change.

Arnim Holzer Inna Okounkova Robert Wang

Co-Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Returns during part or all of the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less that its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the portfolio could suffer losses on its derivative positions. Please read this portfolio's prospectus for specific details regarding its risk profile.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Growth & Income Strategy Portfolio

Asset Allocation	12/31/04

Equity	58%
Fixed Income	38%
Cash Equivalents	4%
100%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 27. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Growth & Income Strategy Portfolio

	Shares	Value ($)

Equity Funds 58.8%
Scudder SVS I Global Discovery Portfolio "A"	10,718	136,866
Scudder SVS I Growth & Income Portfolio "A"	511,565	4,752,442
Scudder SVS I International Portfolio "A"	104,778	995,386
Scudder SVS II Aggressive Growth Portfolio "A"	57,115	562,011
Scudder SVS II Blue Chip Portfolio "A"	344,262	4,699,177
Scudder SVS II Davis Venture Value Portfolio "A"	16,900	194,016
Scudder SVS II Dreman High Return Equity Portfolio "A"	115,127	1,456,356
Scudder SVS II Dreman Small Cap Value Portfolio "A"	46,219	927,146
Scudder SVS II Eagle Focused Large Cap Growth Portfolio "A"	161,086	1,415,946
Scudder SVS II Growth Portfolio "A"	109,825	2,131,705
Scudder SVS II International Select Equity Portfolio "A"	50,811	605,165
Scudder SVS II Large Cap Value Portfolio "A"	148,710	2,348,138
Scudder SVS II MFS Strategic Value Portfolio "A"	80,777	969,326
Scudder SVS II Small Cap Growth Portfolio "A"	79,470	1,000,524
Scudder VIT Real Estate Portfolio "A"	29,674	484,581
Total Equity Funds (Cost $21,339,889)		22,678,785
	Shares	Value ($)

Fixed Income Funds 38.7%
Scudder SVS II Fixed Income Portfolio "A"	993,421	11,990,598
Scudder SVS II Government and Agency Securities Portfolio "A"	171,514	2,152,503
Scudder SVS II High Income Portfolio "A"	86,606	760,402
Total Fixed Income Funds (Cost $14,785,921)		14,903,503

Cash Equivalents 4.4%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $1,697,721)	1,697,721	1,697,721
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $37,823,531) (a)	101.9	39,280,009
Other Assets and Liabilities, Net	(1.9)	(746,028)
Net Assets	100.0	38,533,981
Notes to Scudder Growth & Income Strategy Portfolio of Investments

(a) The cost for federal income tax purposes was $37,823,531. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $1,456,478. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,456,478 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $0.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $36,125,810)	$ 37,582,288
Investment in Scudder Cash Management QP Trust (cost $1,697,721)	1,697,721
Total investments in securities, at value (cost $37,823,531)	39,280,009
Interest receivable	1,403
Receivable for Portfolio shares sold	200,828
Other assets	299
Total assets	39,482,539
Liabilities
Payable for investments purchased	922,723
Payable for Portfolio shares redeemed	3,418
Other accrued expenses and payables	22,417
Total liabilities	948,558
Net assets, at value	$ 38,533,981
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	1,456,478
Accumulated net realized gain (loss)	58,128
Paid-in capital	37,019,375
Net assets, at value	$ 38,533,981
Class B Net Asset Value, offering and redemption price per share ($38,533,981 ÷ 3,555,593 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.84
Statement of Operations for the period ended December 31, 2004
Investment Income
Income: Interest — Scudder Cash Management QP Trust	4,690
Total Income	4,690
Expenses: Management fee	9,387
Custodian and accounting fees	31,926
Distribution service fees (Class B)	15,635
Record keeping fees (Class B)	9,381
Auditing	24,001
Legal	1,077
Trustees' fees and expenses	477
Reports to shareholders	3,011
Offering costs	1,011
Other	530
Total expenses	96,436
Expense reductions	(49,254)
Total expenses, after expense reductions	47,182
Net investment income (loss)	(42,492)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	99,609
Net unrealized appreciation (depreciation) during the period on investments	1,456,478
Net gain (loss) on investment transactions	1,556,087
Net increase (decrease) in net assets resulting from operations	$ 1,513,595

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended December 31, 2004[a]
Operations: Net investment income (loss)	$ (42,492)
Net realized gain (loss) on investment transactions	99,609
Net unrealized appreciation (depreciation) on investment transactions during the period	1,456,478
Net increase (decrease) in net assets resulting from operations	1,513,595
Portfolio share transactions: Class B Proceeds from shares sold	37,742,213
Cost of shares redeemed	(721,827)
Net increase (decrease) in net assets from Class B share transactions	37,020,386
Increase (decrease) in net assets	38,533,981
Net assets at beginning of period	—
Net assets at end of period	$ 38,533,981
Other Information
Class B Shares outstanding at beginning of period	—
Shares sold	3,624,260
Shares redeemed	(68,667)
Net increase (decrease) in Portfolio shares	3,555,593
Shares outstanding at end of period	3,555,593

a For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B

2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)
Net realized and unrealized gain (loss) on investment transactions	.87
Total from investment operations	.84
Net asset value, end of period	$ 10.84
Total Return (%)[c]	8.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39
Ratio of expenses before expense reductions (%)	1.53*
Ratio of expenses after expense reductions (%)	.75*
Ratio of net investment income (loss) (%)	(.68)*
Portfolio turnover rate (%)	13*

a For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

b Based on average shares outstanding during the period.

c Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

Scudder Growth Strategy Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the period (August 16, 2004) ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the period ended December 31, 2004
Actual Portfolio Return	Class B
Beginning Account Value 8/16/04	$ 1,000.00
Ending Account Value 12/31/04	$ 1,103.00
Expenses Paid per $1,000*	$ 2.96
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 8/16/04	$ 1,000.00
Ending Account Value 12/31/04	$ 1,015.95
Expenses Paid per $1,000*	$ 2.84

* Expenses are equal to the Portfolio's annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days since the commencement of the class (August 16, 2004), then divided by 365.

Annualized Expense Ratios	Class B
Scudder Variable Series II — Scudder Growth Strategy Portfolio	.75%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

Scudder Growth Strategy Portfolio

Scudder Growth Strategy Portfolio is one of four new fund-of-funds portfolios. Each portfolio is constructed as a strategically allocated mix of variable portfolios and managed to pursue consistent returns over time, while mitigating risk and pursuing a long-term investment objective. Scudder Growth Strategy Portfolio seeks a balance of long-term growth of capital and, as a secondary objective, current income. The portfolio gained 10.30% (Class B shares, unadjusted for contract charges) from its date of inception, August 16, 2004 through December 31, 2004. Because we had large cash flows, often exceeding the size of the portfolio, our allocation was heavily weighted in cash — even though we invested the cash right away every day.

Stocks performed exceptionally well in 2003, when profit margins widened because productivity accelerated but labor costs remained low (due to soft labor market). However, equity performance was lower in 2004, due in part to rising interest rates, concerns about inflation and soaring energy prices, all of which can impact the revenue growth of companies. Performance did improve at the end of 2004 as signs of economic strength emerged and oil prices decreased. The end of uncertainty surrounding the US presidential election also helped the stock market find its footing. Specifically, the energy and materials sectors performed particularly well in 2004, while the technology, consumer staples and consumer discretionary sectors lagged behind. Going forward, profit margins are not likely to widen further, and may even narrow. As a result, we believe that returns will likely be modest. The portfolio underweighted equities relative to fixed income only in December and overweighted equities for all other months since inception. To improve diversification within the stock category, the portfolio overweighted small-cap stocks for all months since inception except December.

The Federal Reserve Board ("the Fed"), in attempt to prevent the economy from overheating and inflation from rising, raised interest rates five times from 12/31/03 through 12/31/04. Because bond prices typically move in the opposite direction of interest rates, bond prices fell in response. Still, bond investors seemed to be betting that the economy faces too many hurdles for the Fed to raise interest rates drastically, so the price of bonds did not fall significantly. However, it seems likely that the Fed will continue to raise interest rates, so we believe that the bull market for bonds we have experienced over the past two decades is likely over. Although, the portfolio is currently overweighting (or favoring) bonds relative to cash, these weightings may change.

Arnim Holzer Inna Okounkova Robert Wang

Co-Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Returns during part or all of the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less that its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the portfolio could suffer losses on its derivative positions. Please read this portfolio's prospectus for specific details regarding its risk profile.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Growth Strategy Portfolio

Asset Allocation	12/31/04

Equity	73%
Fixed Income	25%
Cash Equivalents	2%
100%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 35. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Growth Strategy Portfolio

	Shares	Value ($)

Equity Funds 73.2%
Scudder SVS I Global Discovery Portfolio "A"	20,421	260,772
Scudder SVS I Growth & Income Portfolio "A"	754,162	7,006,164
Scudder SVS I International Portfolio "A"	206,338	1,960,211
Scudder SVS II Aggressive Growth Portfolio "A"	66,902	658,313
Scudder SVS II Blue Chip Portfolio "A"	508,265	6,937,820
Scudder SVS II Davis Venture Value Portfolio "A"	43,052	494,237
Scudder SVS II Dreman High Return Equity Portfolio "A"	149,070	1,885,739
Scudder SVS II Dreman Small Cap Value Portfolio "A"	67,788	1,359,836
Scudder SVS II Eagle Focused Large Cap Growth Portfolio "A"	281,775	2,476,800
Scudder SVS II Growth Portfolio "A"	153,831	2,985,866
Scudder SVS II International Select Equity Portfolio "A"	95,181	1,133,608
Scudder SVS II Large Cap Value Portfolio "A"	229,401	3,622,239
Scudder SVS II MFS Strategic Value Portfolio "A"	117,680	1,412,155
Scudder SVS II Small Cap Growth Portfolio "A"	115,479	1,453,884
Scudder VIT Real Estate Portfolio "A"	46,368	757,184
Total Equity Funds (Cost $32,412,712)		34,404,828
	Shares	Value ($)

Fixed Income Funds 24.9%
Scudder SVS II Fixed Income Portfolio "A"	698,663	8,432,859
Scudder SVS II Government and Agency Securities Portfolio "A"	222,549	2,792,996
Scudder SVS II High Income Portfolio "A"	52,493	460,886
Total Fixed Income Funds (Cost $11,601,822)		11,686,741

Cash Equivalents 1.9%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $883,152)	883,152	883,152
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $44,897,686) (a)	100.0	46,974,721
Other Assets and Liabilities, Net	(0.0)	21,610
Net Assets	100.0	46,996,331
Notes to Scudder Growth Strategy Portfolio of Investments

(a) The cost for federal income tax purposes was $44,897,686. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $2,077,035. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,077,035 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $0.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $44,014,534)	$ 46,091,569
Investment in Scudder Cash Management QP Trust (cost $883,152)	883,152
Total investments in securities, at value (cost $44,897,686)	46,974,721
Interest receivable	1,629
Receivable for Portfolio shares sold	50,293
Due from Advisor	1,103
Other assets	361
Total assets	47,028,107
Liabilities
Payable for Portfolio shares redeemed	2,840
Other accrued expenses and payables	28,936
Total liabilities	31,776
Net assets, at value	$ 46,996,331
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	2,077,035
Accumulated net realized gain (loss)	93,109
Paid-in capital	44,826,187
Net assets, at value	$ 46,996,331
Class B Net Asset Value, offering and redemption price per share ($46,996,331 ÷ 4,262,187 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.03
Statement of Operations as of December 31, 2004
Investment Income
Income: Interest — Scudder Cash Management QP Trust	$ 4,860
Total Income	4,860
Expenses: Management fee	11,104
Custodian and accounting fees	31,927
Distribution service fees (Class B)	18,496
Record keeping fees (Class B)	11,097
Auditing	24,001
Legal	1,077
Trustees' fees and expenses	477
Reports to shareholders	3,011
Offering costs	1,011
Other	512
Total expenses, before expense reductions	102,713
Expense reductions	(46,619)
Total expenses, after expense reductions	56,094
Net investment income (loss)	(51,234)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	143,332
Net unrealized appreciation (depreciation) during the period on investments	2,077,035
Net gain (loss) on investment transactions	2,220,367
Net increase (decrease) in net assets resulting from operations	$ 2,169,133

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended December 31, 2004[a]
Operations: Net investment income (loss)	$ (51,234)
Net realized gain (loss) on investment transactions	143,332
Net unrealized appreciation (depreciation) on investment transactions during the period	2,077,035
Net increase (decrease) in net assets resulting from operations	2,169,133
Portfolio share transactions: Class B Proceeds from shares sold	45,093,561
Cost of shares redeemed	(266,363)
Net increase (decrease) in net assets from Class B share transactions	44,827,198
Increase (decrease) in net assets	46,996,331
Net assets at beginning of period	—
Net assets at end of period	$ 46,996,331
Other Information
Class B Shares outstanding at beginning of period	—
Shares sold	4,287,740
Shares redeemed	(25,553)
Net increase (decrease) in Portfolio shares	4,262,187
Shares outstanding at end of period	4,262,187

a For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B

2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.06
Total from investment operations	1.03
Net asset value, end of period	$ 11.03
Total Return (%)[c]	10.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47
Ratio of expenses before expense reductions (%)	1.38*
Ratio of expenses after expense reductions (%)	0.75*
Ratio of net investment income (loss) (%)	(0.69)*
Portfolio turnover rate (%)	15*

a For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

b Based on average shares outstanding during the period.

c Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Performance Summary December 31, 2004

Scudder High Income Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the Portfolio may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder High Income Portfolio from 12/31/1994 to 12/31/2004
[] Scudder High Income Portfolio — Class A [] CSFB High Yield Index [] Citigroup Long-Term High Yield Bond Index

The CSFB High Yield Index is an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by Standard & Poor's and Moody's. The Citigroup Long-Term High Yield Bond Index (formerly known as Salomon Smith Barney Long-Term High Yield Bond Index) is an unmanaged index that is on a total return basis with all dividends reinvested and is composed of high-yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Service, Inc.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
Scudder High Income Portfolio		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,242	$13,967	$13,090	$20,274
	Average annual total return	12.42%	11.78%	5.53%	7.32%
CSFB High Yield Index	Growth of $10,000	$11,195	$14,768	$14,810	$22,866
	Average annual total return	11.95%	13.88%	8.17%	8.62%
Citigroup Long-Term High Yield Bond Index	Growth of $10,000	$11,202	$15,888	$19,501	$35,088
	Average annual total return	12.02%	16.69%	14.29%	13.37%
Scudder High Income Portfolio				1-Year	Life of Class*
Class B	Growth of $10,000			$11,208	$14,261
	Average annual total return			12.08%	15.24%
CSFB High Yield Index	Growth of $10,000			$11,195	$14,744
	Average annual total return			11.95%	16.72%
Citigroup Long-Term High Yield Bond Index	Growth of $10,000			$11,202	$17,511
	Average annual total return			12.02%	25.00%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Effective 10/7/2002 the Portfolio changed its investment objective.

Information About Your Portfolio's Expenses

Scudder High Income Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,105.80	$ 1,103.10
Expenses Paid per $1,000*	$ 3.48	$ 5.52
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,021.90	$ 1,019.96
Expenses Paid per $1,000*	$ 3.34	$ 5.30

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder High Income Portfolio	.66%	1.04%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

Scudder High Income Portfolio

The high-yield market produced a solid return for the year, making it the top-performing fixed income asset class. Performance of the high-yield market was supported by the continued improvement in its fundamentals, which was reflected in lower default rates, corporations steadily improving financial positions and an increasing ratio of upgrades to downgrades. For the year ended December 31, 2004, the portfolio produced a total return of 12.42% (Class A shares, unadjusted for contract charges) compared with 11.95% for the CS First Boston (CSFB) High Yield Index, the portfolio's benchmark.

We strive to add value by using fundamental research to identify undervalued individual securities rather than making broad predictions about sector performance, interest rates or the overall high-yield market. As a result of this investment approach, we continued to find the most relative value opportunities in higher-yielding securities. Security selection added to return, as did an underweight to issues rated BB and above (since higher-rated bonds underperformed the market as a whole). The portfolio remained underweight in CC/defaulted securities, and this detracted from return somewhat. On a sector basis, the most significant contributor was a position in bonds issued by chemical companies. Overall, we remain positive on the fundamentals of the high-yield asset class. We continue to find value in the middle-tier quality segment of the market, and we will therefore maintain a modestly aggressive positioning within the portfolio.

Andrew P. Cestone

Portfolio Manager
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the portfolio may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. All of these factors may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

Credit quality ratings cited are the ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P), which represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The portfolio's credit quality does not remove market risk.

The CS First Boston High Yield Index (CSFB) is an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by Standard & Poor's and Moody's.

Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder High Income Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03

Corporate Bonds	74%	82%
Foreign Bonds — US$ Denominated	20%	12%
Foreign Bonds — Non US$ Denominated	2%	1%
Cash Equivalents	2%	1%
Asset Backed	1%	1%
Convertible Bonds	1%	1%
Stocks	—	1%
US Government Backed	—	1%
	100%	100%
Corporate and Foreign Bond Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Consumer Discretionary	24%	26%
Materials	16%	13%
Industrials	14%	15%
Telecommunication Services	14%	12%
Financials	9%	9%
Energy	7%	10%
Utilities	5%	6%
Consumer Staples	4%	4%
Health Care	3%	3%
Sovereign Bonds	2%	1%
Information Technology	2%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 44. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder High Income Portfolio

	Principal Amount ($)(c)	Value ($)

Corporate Bonds 72.7%
Consumer Discretionary 19.2%
Adesa, Inc., 7.625%, 6/15/2012	515,000	543,325
AMC Entertainment, Inc., 8.0%, 3/1/2014	1,085,000	1,079,575
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	1,235,000	1,248,894
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	1,351,000	1,307,092
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	1,145,000	1,153,587
Cablevision Systems New York Group, 144A, 6.669%**, 4/1/2009 (e)	790,000	837,400
Caesars Entertainment, Inc., 9.375%, 2/15/2007	380,000	418,950
Carrols Corp., 144A, 9.0%, 1/15/2013	365,000	377,775
Charter Communications Holdings LLC:
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	2,695,000	1,980,825
9.625%, 11/15/2009 (e)	2,055,000	1,803,262
10.25%, 9/15/2010	3,815,000	4,043,900
Cooper Standard Automotive, Inc., 144A, 8.375%, 12/15/2014	515,000	513,713
CSC Holdings, Inc., 7.875%, 12/15/2007	1,200,000	1,287,000
Dex Media East LLC/Financial, 12.125%, 11/15/2012	4,322,000	5,267,437
DIMON, Inc.:
7.75%, 6/1/2013	430,000	451,500
Series B, 9.625%, 10/15/2011	3,160,000	3,460,200
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012 (e)	410,000	426,400
Series B, 9.0%,5/1/2009 EUR	185,000	238,888
Series D, 9.0%, 5/1/2009 (e)	665,000	658,350
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	1,260,000	126
EchoStar DBS Corp., 144A, 6.625%, 10/1/2014	780,000	789,750
EPL Intermediate, Inc., Step-up Coupon, 0% to 3/15/2009, 12.5% to 3/15/2010	475,000	311,125
Foot Locker, Inc., 8.5%, 1/15/2022	545,000	599,500
Friendly Ice Cream Corp., 8.375%, 6/15/2012 (e)	1,490,000	1,462,062
General Motors Corp., 8.25%, 7/15/2023	970,000	1,010,422
Icon Health & Fitness, Inc., 11.25%, 4/1/2012	1,005,000	844,200
Imperial Home Decor Group, Inc., Series B, 11.0%, 3/15/2008*	1,050,000	0
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008 (e)	860,000	648,225
J Crew Intermediate LLC, Step-up Coupon, 0% to 11/15/2005, 16.0% to 5/15/2008 (e)	602,862	572,659
Jacobs Entertainment Co., 11.875%, 2/1/2009	2,220,000	2,508,600
Kellwood Co., 7.625%, 10/15/2017	230,000	252,952
	Principal Amount ($)(c)	Value ($)

Levi Strauss & Co.:
7.0%, 11/1/2006 (e)	935,000	981,750
12.25%, 12/15/2012 (e)	95,000	105,688
Mediacom LLC, 9.5%, 1/15/2013 (e)	2,165,000	2,173,119
MGM MIRAGE:
8.375%, 2/1/2011 (e)	1,905,000	2,147,887
9.75% , 6/1/2007	380,000	421,800
Mothers Work, Inc., 11.25%, 8/1/2010	535,000	518,950
NCL Corp., 144A, 10.625%, 7/15/2014	1,290,000	1,290,000
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	1,090,000	817,500
Paxson Communications Corp., 10.75%, 7/15/2008 (e)	870,000	913,500
PEI Holding, Inc., 11.0%, 3/15/2010	1,310,000	1,526,150
Petro Stopping Centers, 9.0%, 2/15/2012	1,730,000	1,829,475
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (e)	425,000	460,063
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	940,000	1,026,950
PRIMEDIA, Inc.:
7.665%**, 5/15/2010	1,655,000	1,754,300
8.875%, 5/15/2011 (e)	1,110,000	1,173,825
Renaissance Media Group LLC, 10.0%, 4/15/2008	1,110,000	1,143,300
Rent-Way, Inc., 11.875%, 6/15/2010	650,000	732,063
Restaurant Co., 11.25%, 5/15/2008	1,438,991	1,456,978
Sbarro, Inc., 11.0%, 9/15/2009 (e)	870,000	878,700
Schuler Homes, Inc., 10.5%, 7/15/2011 (e)	1,210,000	1,376,375
Simmons Bedding Co., 144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	1,160,000	707,600
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	2,390,000	2,539,375
8.75%, 12/15/2011	1,755,000	1,910,756
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013 (e)	1,800,000	1,919,250
Toys "R" Us, Inc.:
7.375%, 10/15/2018	2,320,000	2,146,000
7.875%, 4/15/2013 (e)	850,000	843,625
True Temper Sports, Inc., 8.375%, 9/15/2011 (e)	685,000	637,050
Trump Holdings & Funding, 12.625%, 3/15/2010*	885,000	958,013
TRW Automotive, Inc.:
11.0%, 2/15/2013 (e)	950,000	1,144,750
11.75%, 2/15/2013 EUR	490,000	812,559
United Auto Group, Inc., 9.625%, 3/15/2012	1,060,000	1,171,300
Venetian Casino Resort LLC, 11.0%, 6/15/2010	1,215,000	1,386,619
Virgin River Casino Corp., 144A, 9.0%, 1/15/2012	95,000	98,800
Visteon Corp.:
7.0%, 3/10/2014 (e)	1,140,000	1,088,700
8.25%, 8/1/2010 (e)	860,000	900,850
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	990,000	1,054,350
	Principal Amount ($)(c)	Value ($)

Williams Scotsman, Inc., 9.875%, 6/1/2007 (e)	2,015,000	2,015,000
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011 (e)	830,000	825,850
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	2,420,000	2,395,800
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	1,291,934	1,317,773
Young Broadcasting, Inc., 8.75%, 1/15/2014 (e)	1,595,000	1,606,962
		86,307,049
Consumer Staples 2.6%
Agrilink Foods, Inc., 11.875%, 11/1/2008	588,000	612,255
Church & Dwight Co., Inc., 144A, 6.0%, 12/15/2012	580,000	590,150
Duane Reade, Inc.:
144A, 7.01%**, 12/15/2010	480,000	487,200
144A, 9.75%, 8/1/2011 (e)	1,255,000	1,142,050
North Atlantic Holding, Inc., Step-up Coupon, 0% to 3/1/2008, 12.25% to 3/1/2014	960,000	393,600
Pierre Foods, Inc., 144A, 9.875%, 7/15/2012	470,000	486,450
Pinnacle Foods Holding Corp., 144A, 8.25%, 12/1/2013 (e)	1,420,000	1,352,550
Prestige Brands, Inc., 144A, 9.25%, 4/15/2012	240,000	255,000
Revlon Consumer Products Corp., 9.0%, 11/1/2006	1,160,000	1,148,400
Rite Aid Corp., 11.25%, 7/1/2008 (e)	1,725,000	1,871,625
Standard Commercial Corp., 8.0%, 4/15/2012	580,000	595,950
Swift & Co., 12.5%, 1/1/2010 (e)	1,005,000	1,135,650
VICORP Restaurants, Inc., 10.5%, 4/15/2011 (e)	680,000	683,400
Wornick Co., 10.875%, 7/15/2011	955,000	1,036,175
		11,790,455
Energy 4.6%
Avista Corp., 9.75%, 6/1/2008	1,700,000	1,971,082
Chesapeake Energy Corp.:
6.875%, 1/15/2016	1,025,000	1,073,687
9.0%, 8/15/2012	645,000	736,913
CITGO Petroleum Corp., 144A, 6.0%, 10/15/2011	445,000	442,775
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (e)	255,000	245,438
7.125%, 5/15/2018	1,210,000	1,078,412
7.625%, 10/15/2026	405,000	351,844
144A, 9.875%, 7/15/2010	1,350,000	1,508,625
Edison Mission Energy, 7.73%, 6/15/2009	2,615,000	2,811,125
El Paso Production Holding Corp., 7.75%, 6/1/2013	1,335,000	1,398,412
Mission Resources Corp., 9.875%, 4/1/2011	1,070,000	1,142,225
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	1,470,000	1,492,050
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027 (e)	470,000	398,913
Southern Natural Gas, 8.875%, 3/15/2010 (e)	810,000	907,200
	Principal Amount ($)(c)	Value ($)

Stone Energy Corp.:
144A, 6.75%, 12/15/2014	635,000	633,412
8.25%, 12/15/2011	1,570,000	1,695,600
Williams Cos., Inc.:
8.125%, 3/15/2012 (e)	1,540,000	1,778,700
8.75%, 3/15/2032	820,000	941,975
		20,608,388
Financials 8.0%
AAC Group Holding Corp., 144A, Step-up Coupon, 0% to 10/1/2008, 10.25% to 10/1/2012	970,000	652,325
Affinia Group, Inc., 144A, 9.0%, 11/30/2014	1,805,000	1,881,712
Ahold Finance USA, Inc., 6.25%, 5/1/2009	715,000	743,600
Alamosa Delaware, Inc., Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	633,000	686,805
American Commercial Bank, 6.5%, 6/30/2006	1,250,000	1,281,250
AmeriCredit Corp., 9.25%, 5/1/2009	2,445,000	2,622,263
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	605,000	368,930
BF Saul Real Estate Investment Trust, 7.5%, 3/1/2014	1,765,000	1,817,950
DFG Holdings, Inc.:
144A, 13.95%, 5/15/2012	467,238	467,238
144A, 16.0%, 5/15/2012	476,302	523,932
Dow Jones CDX:
144A, Series 3-1, 7.75%, 12/29/2009 (e)	1,550,000	1,593,593
144A, Series 3-3, 8.0%, 12/29/2009	1,550,000	1,589,719
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	1,820,000	1,956,500
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	1,865,000	2,199,878
FINOVA Group, Inc., 7.5%, 11/15/2009	10,464,550	5,127,629
FRD Acquisition Co., Series B, 12.5%, 7/15/2004*	210,000	0
Level 3 Commerce Bank, Zero Coupon, 12/15/2011	1,000,000	1,032,500
LNR Property Corp., 7.625%, 7/15/2013	555,000	629,925
Poster Financial Group, Inc., 8.75%, 12/1/2011 (e)	1,175,000	1,207,313
PXRE Capital Trust I, 8.85%, 2/1/2027	1,055,000	1,055,000
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	1,140,000	946,200
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	500,000	593,750
Radnor Holdings Corp., 11.0%, 3/15/2010	1,060,000	908,950
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	255,000	270,938
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	1,465,000	1,285,538
UAP Holdings Corp., 144A, Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	665,000	522,025
UGS Corp., 144A, 10.0%, 6/1/2012	805,000	915,688
Universal City Development, 11.75%, 4/1/2010	1,800,000	2,126,250
	Principal Amount ($)(c)	Value ($)

Universal City Florida Holding Co., 144A, 7.2%**, 5/1/2010	465,000	483,600
Venoco, Inc., 144A, 8.75%, 12/15/2011	505,000	520,150
		36,011,151
Health Care 2.5%
AmeriPath, Inc., 10.5%, 4/1/2013	760,000	807,500
AmerisourceBergen Corp., 7.25%, 11/15/2012	15,000	16,762
Cinacalcet Royalty Subordinated LLC, 8.0%, 3/30/2017	1,005,000	1,010,025
Curative Health Services, Inc., 10.75%, 5/1/2011	645,000	577,275
Encore Medical Corp., 144A, 9.75%, 10/1/2012	605,000	611,050
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009 (e)	1,030,000	1,063,475
HEALTHSOUTH Corp., 10.75%, 10/1/2008 (e)	1,650,000	1,740,750
IDI Acquisition Corp., 144A, 10.75%, 12/15/2011	355,000	363,875
InSight Health Services Corp., Series B, 9.875%, 11/1/2011 (e)	745,000	752,450
Interactive Health LLC, 144A, 8.0%, 4/1/2011	815,000	709,050
National Mentor, Inc., 144A, 9.625%, 12/1/2012	140,000	148,750
Tenet Healthcare Corp., 6.375%, 12/1/2011 (e)	3,800,000	3,524,500
		11,325,462
Industrials 11.0%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	960,000	1,051,200
Allied Security Escrow Corp., 144A, 11.375%, 7/15/2011	980,000	1,024,100
Allied Waste North America, Inc., Series B, 5.75%, 2/15/2011	3,110,000	2,923,400
AMI Semiconductor, Inc., 10.75%, 2/1/2013	323,000	379,525
Avondale Mills, Inc.:
144A, 9.00%**, 7/1/2012	1,125,000	1,012,500
10.25%, 7/1/2013	365,000	295,650
Browning-Ferris Industries:
7.4%, 9/15/2035	830,000	726,250
9.25%, 5/1/2021	485,000	516,525
Cenveo Corp., 7.875%, 12/1/2013 (e)	1,275,000	1,185,750
Clean Harbors, Inc., 144A, 11.25%, 7/15/2012	715,000	800,800
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	2,105,000	2,262,875
Collins & Aikman Products, 10.75%, 12/31/2011 (e)	1,150,000	1,173,000
Congoleum Corp., 8.625%, 8/1/2008*	595,000	600,950
Continental Airlines, Inc., 8.0%, 12/15/2005 (e)	1,040,000	1,014,000
Cornell Companies, Inc., 10.75%, 7/1/2012	1,360,000	1,453,500
Corrections Corp. of America, 9.875%, 5/1/2009	1,285,000	1,426,350
Dana Corp., 7.0%, 3/1/2029	1,535,000	1,531,163
	Principal Amount ($)(c)	Value ($)

Delta Air Lines, Inc.:
7.9%, 12/15/2009 (e)	505,000	315,625
8.3%, 12/15/2029 (e)	685,000	332,225
Eagle-Picher Industries, Inc., 9.75%, 9/1/2013	215,000	215,000
Erico International Corp., 8.875%, 3/1/2012	905,000	950,250
Evergreen International Aviation, Inc., 12.0%, 5/15/2010	310,000	234,825
Goodman Global Holding Co., Inc., 144A, 7.875%, 12/15/2012	1,515,000	1,499,850
GS Technologies Operating Co., Inc., 12.0%, 9/1/2024*	315,268	788
Interface, Inc., 10.375%, 2/1/2010	445,000	511,750
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	1,615,000	1,824,950
Joy Global, Inc., Series B, 8.75%, 3/15/2012	145,000	162,400
Kansas City Southern:
7.5%, 6/15/2009	1,520,000	1,596,000
9.5%, 10/1/2008	1,735,000	1,971,394
Kinetek, Inc., Series D, 10.75%, 11/15/2006	2,170,000	2,121,175
Laidlaw International, Inc., 10.75%, 6/15/2011	1,140,000	1,330,950
Millennium America, Inc.:
7.625%, 11/15/2026 (e)	1,980,000	1,950,300
9.25%, 6/15/2008 (e)	1,865,000	2,121,437
Remington Arms Co., Inc., 10.5%, 2/1/2011 (e)	895,000	863,675
Sea Containers Ltd., 10.5%, 5/15/2012	580,000	610,450
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	1,100,000	1,100,000
Ship Finance International Ltd., 8.5%, 12/15/2013	1,275,000	1,313,250
SPX Corp.:
6.25%, 6/15/2011 (e)	400,000	422,000
7.5%, 1/1/2013	1,440,000	1,562,400
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	405,000	408,038
10.375%, 7/1/2012	1,210,000	1,355,200
Texas Genco LLC, 144A, 6.875%, 12/15/2014	1,155,000	1,193,981
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	770,000	900,900
Thermadyne Holdings Corp., 9.25%, 2/1/2014	825,000	804,375
United Rentals North America, Inc.:
6.5%, 2/15/2012	1,140,000	1,111,500
7.0%, 2/15/2014 (e)	930,000	869,550
7.75%, 11/15/2013 (e)	580,000	568,400
Westlake Chemical Corp., 8.75%, 7/15/2011	110,000	124,300
		49,724,476
Information Technology 1.3%
Activant Solutions, Inc., 10.5%, 6/15/2011	1,075,000	1,155,625
Itron, Inc., 144A, 7.75%, 5/15/2012	705,000	717,337
Lucent Technologies, Inc.:
6.45%, 3/15/2029 (e)	3,055,000	2,764,775
7.25%, 7/15/2006 (e)	400,000	418,000
	Principal Amount ($)(c)	Value ($)

Spheris, Inc., 144A, 11.0%, 12/15/2012	605,000	620,125
		5,675,862
Materials 11.1%
Aqua Chemical, Inc., 11.25%, 7/1/2008	1,220,000	976,000
ARCO Chemical Co., 9.8%, 2/1/2020 (e)	4,955,000	5,648,700
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	2,765,000	1,990,800
Caraustar Industries, Inc., 9.875%, 4/1/2011 (e)	1,040,000	1,128,400
Constar International, Inc., 11.0%, 12/1/2012 (e)	1,185,000	1,229,438
Dayton Superior Corp.:
10.75%, 9/15/2008	1,030,000	1,102,100
13.0%, 6/15/2009 (e)	2,350,000	2,444,000
GEO Specialty Chemicals, Inc.:
1.0%, 12/31/2009*	368,000	368,000
10.125%, 8/1/2008*	765,000	443,700
Georgia-Pacific Corp.:
8.0%, 1/15/2024	2,820,000	3,271,200
9.375%, 2/1/2013	1,320,000	1,537,800
Hercules, Inc.:
6.75%, 10/15/2029	855,000	882,788
11.125%, 11/15/2007	1,220,000	1,451,800
Hexcel Corp., 9.75%, 1/15/2009 (e)	980,000	1,019,200
Huntsman Advanced Materials, 144A, 11.0%, 7/15/2010	1,225,000	1,457,750
Huntsman International LLC:
144A, 7.375%, 1/1/2015 (e)	355,000	355,888
144A, 7.5%, 1/1/2015	205,000	278,646
Huntsman LLC, 11.625%, 10/15/2010	1,610,000	1,903,825
IMC Global, Inc., 10.875%, 8/1/2013 (e)	115,000	143,750
Intermet Corp.:
144A, 1.0%, 3/31/2009	2,000,000	1,750,000
9.75%, 6/15/2009* (e)	600,000	294,000
International Steel Group, Inc., 6.5%, 4/15/2014	2,245,000	2,407,762
MMI Products, Inc., Series B, 11.25%, 4/15/2007	1,015,000	1,030,225
Neenah Corp.:
144A, 11.0%, 9/30/2010	1,922,000	2,123,810
144A, 13.0%, 9/30/2013	1,102,460	1,130,021
Omnova Solutions, Inc., 11.25%, 6/1/2010	1,595,000	1,794,375
Owens-Brockway Glass Container, 8.25%, 5/15/2013	400,000	440,000
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010* (e)	1,975,000	1,244,250
Pliant Corp.:
Step-up Coupon, 0% to 12/15/2006, 11.125% to 6/15/2009	220,000	203,225
11.125%, 9/1/2009	1,385,000	1,509,650
Portola Packaging, Inc., 8.25%, 2/1/2012 (e)	910,000	718,900
Rockwood Specialties Group, Inc., 144A, 7.625%, 11/15/2014	1,790,000	2,503,007
	Principal Amount ($)(c)	Value ($)

Sheffield Steel Corp., 144A, 11.375%, 8/15/2011	595,000	612,850
TriMas Corp., 9.875%, 6/15/2012	2,630,000	2,787,800
United States Steel LLC:
9.75%, 5/15/2010	1,254,000	1,429,560
10.75%, 8/1/2008 (e)	155,000	182,513
		49,795,733
Telecommunication Services 8.6%
AirGate PCS, Inc., 144A, 5.85%**, 10/15/2011	505,000	518,888
American Cellular Corp., Series B, 10.0%, 8/1/2011	3,515,000	3,014,112
American Tower Corp., 144A, 7.125%, 10/15/2012	580,000	593,050
AT&T Corp.:
9.05%, 11/15/2011	1,205,000	1,387,256
9.75%, 11/15/2031	1,170,000	1,396,688
Cincinnati Bell, Inc., 8.375%, 1/15/2014 (e)	4,425,000	4,480,312
Crown Castle International Corp., 9.375%, 8/1/2011	720,000	806,400
Dobson Cellular Systems, Inc., 144A, 6.96%**, 11/1/2011	450,000	465,750
Dobson Communications Corp., 8.875%, 10/1/2013	1,255,000	881,637
GCI, Inc., 7.25%, 2/15/2014	840,000	840,000
Insight Midwest LP, 9.75%, 10/1/2009 (e)	610,000	638,975
IWO Escrow Co., 144A, 6.32%**, 1/15/2012	100,000	100,750
LCI International, Inc., 7.25%, 6/15/2007	1,610,000	1,565,725
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011 (e)	605,000	547,525
MCI, Inc., 8.735%, 5/1/2014	3,360,000	3,612,000
Nextel Communications, Inc., 5.95%, 3/15/2014	705,000	729,675
Nextel Partners, Inc., 8.125%, 7/1/2011	950,000	1,054,500
Northern Telecom Capital, 7.875%, 6/15/2026 (e)	865,000	856,350
PanAmSat Corp., 144A, 9.0%, 8/15/2014	2,160,000	2,411,100
Qwest Corp., 7.25%, 9/15/2025	3,390,000	3,296,775
Qwest Services Corp.:
6.95%, 6/30/2010	1,665,000	1,709,331
144A, 13.5%, 12/15/2010	1,940,000	2,332,850
144A, 14.0%, 12/15/2014	1,550,000	1,960,750
Rural Cellular Corp., 9.875%, 2/1/2010 (e)	895,000	910,662
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	405,000	341,213
Triton PCS, Inc., 8.5%, 6/1/2013	695,000	670,675
Ubiquitel Operating Co., 9.875%, 3/1/2011	190,000	213,275
US Unwired, Inc., Series B, 10.0%, 6/15/2012 (e)	1,210,000	1,364,275
Western Wireless Corp., 9.25%, 7/15/2013	200,000	217,500
		38,917,999
Utilities 3.8%
AES Corp., 144A, 8.75%, 5/15/2013	395,000	448,819
	Principal Amount ($)(c)	Value ($)

Allegheny Energy Supply Co. LLC:
144A, 8.25%, 4/15/2012 (e)	765,000	854,887
144A, 10.25%, 11/15/2007	15,000	17,025
Aquila, Inc., 14.875%, 7/1/2012	405,000	567,506
Calpine Corp.:
8.25%, 8/15/2005 (e)	1,065,000	1,075,650
144A, 8.5%, 7/15/2010 (e)	1,495,000	1,281,962
CMS Energy Corp., 8.5%, 4/15/2011	150,000	170,438
DPL, Inc., 6.875%, 9/1/2011	2,795,000	3,052,509
Midwest Generation LLC, 8.75%, 5/1/2034	585,000	663,975
Mission Energy Holding Co., 13.5%, 7/15/2008	205,000	255,738
NorthWestern Corp., 144A, 5.875%, 11/1/2014 (e)	385,000	393,844
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	3,585,000	3,907,650
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	1,115,000	1,272,494
10.0%, 10/1/2009	1,350,000	1,596,375
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	1,460,000	1,558,550
		17,117,422
Total Corporate Bonds (Cost $321,181,919)		327,273,997

Asset Backed 0.6%
Golden Tree High Yield Opportunities LP, "D1", Series 1, 13.054%, 10/31/2007 (Cost $2,500,000)	2,500,000	2,582,250

Foreign Bonds — US$ Denominated 20.1%
Consumer Discretionary 2.7%
Advertising Directory Solutions, Inc., 144A, 9.25%, 11/15/2012 (e)	810,000	850,500
Grupo Posadas SA de CV, 144A, Series A, 8.75%, 10/4/2011	10,000	10,675
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	1,705,000	1,926,650
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	1,775,000	2,041,250
Shaw Communications, Inc.:
7.2%, 12/15/2011 (e)	195,000	215,231
7.25%, 4/6/2011 (e)	730,000	804,825
8.25%, 4/11/2010	2,510,000	2,855,125
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	1,745,000	1,326,200
Vicap SA, 11.375%, 5/15/2007	395,000	399,938
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	655,000	679,563
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013 (e)	1,225,000	1,185,187
		12,295,144
Consumer Staples 1.0%
Burns, Philip Capital Property Ltd., 10.75%, 2/15/2011	1,055,000	1,186,875
Fage Dairy Industry SA, 9.0%, 2/1/2007	2,913,000	2,927,565
	Principal Amount ($)(c)	Value ($)

Grupo Cosan SA, 144A, 9.0%, 11/1/2009	375,000	391,875
		4,506,315
Energy 2.3%
Gazprom OAO, 144A, 9.625%, 3/1/2013	1,975,000	2,330,500
Luscar Coal Ltd., 9.75%, 10/15/2011	1,415,000	1,606,025
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	4,755,066	5,420,775
Secunda International Ltd., 144A, 9.76%**, 9/1/2012	1,005,000	984,900
		10,342,200
Financials 1.0%
Conproca SA de CV, 12.0%, 6/16/2010	920,000	1,159,200
Eircom Funding, 8.25%, 8/15/2013	1,160,000	1,281,800
Mizuho Financial Group, 8.375%, 12/29/2049	590,000	646,581
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	1,375,000	1,247,812
		4,335,393
Health Care 0.2%
Biovail Corp., 7.875%, 4/1/2010 (e)	760,000	786,600
Elan Financial PLC, 144A, 7.75%, 11/15/2011	225,000	239,625
		1,026,225
Industrials 2.1%
CP Ships Ltd., 10.375%, 7/15/2012	1,280,000	1,476,800
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007	2,480,000	2,641,200
11.75%, 6/15/2009	1,510,000	1,538,313
12.5%, 6/15/2012	1,451,000	1,694,042
LeGrand SA, 8.5%, 2/15/2025	1,235,000	1,457,300
Stena AB:
144A, 7.0%, 12/1/2016	385,000	381,150
9.625% , 12/1/2012	395,000	446,350
Supercanal Holding SA, 11.5%, 5/15/2005*	100,000	9,000
		9,644,155
Information Technology 0.6%
Flextronics International Ltd., 144A, 6.25%, 11/15/2014	1,480,000	1,465,200
Magnachip Semiconductor SA:
144A, 6.875%, 12/15/2011	510,000	525,300
144A, 8.0%, 12/15/2014	485,000	505,612
		2,496,112
Materials 3.6%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014	955,000	981,263
Avecia Group PLC, 11.0%, 7/1/2009	2,815,000	2,899,450
Cascades, Inc.:
7.25%, 2/15/2013	1,695,000	1,796,700
144A, 7.25%, 2/15/2013	95,000	100,700
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	1,410,000	1,402,950
Citigroup Global (Severstal), 8.625%, 2/24/2009	124,000	124,508
	Principal Amount ($)(c)	Value ($)

Corp. Durango SA:
13.125%, 8/1/2006*	350,000	236,250
144A, 13.75%, 7/15/2009*	350,000	234,500
Crown Euro Holdings SA, 10.875%, 3/1/2013	895,000	1,058,337
ISPAT Inland ULC, 9.75%, 4/1/2014	1,141,000	1,409,135
Rhodia SA, 8.875%, 6/1/2011 (e)	950,000	957,125
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	635,000	693,738
Tembec Industries, Inc., 8.5%, 2/1/2011 (e)	4,475,000	4,497,375
		16,392,031
Sovereign Bonds 1.8%
Aries Vermogensverwaltung GmbH, 144A, Series C, 9.6%, 10/25/2014	1,500,000	1,845,000
Dominican Republic, 144A, 9.04%, 1/23/2013	510,000	422,025
Federative Republic of Brazil, 8.875%, 10/14/2019	1,545,000	1,628,430
Republic of Argentina:
11.375%, 3/15/2010*	1,980,000	673,200
Series BGL5, 11.375%, 1/30/2017*	775,000	263,500
11.375%, 6/15/2015*	475,000	160,313
11.75%, 4/7/2009*	1,340,000	455,600
Series 2031, 12.0%, 6/19/2031*	376,300	123,238
12.375%, 2/21/2012* (e)	1,205,000	406,687
Republic of Turkey:
7.25%, 3/15/2015 (e)	710,000	729,525
9.0%, 6/30/2011	440,000	502,700
9.5%, 1/15/2014	260,000	306,800
Republic of Uruguay, 7.875%, 1/15/2033 (PIK)	999	887
Russian Ministry of Finance, Series VII, 3.0%, 5/14/2011	470,000	396,351
		7,914,256
Telecommunication Services 4.3%
Alestra SA de RL de CV, 8.0%, 6/30/2010	235,000	199,163
Axtel SA, 11.0%, 12/15/2013	1,440,000	1,551,600
Embratel, Series B, 11.0%, 12/15/2008	985,000	1,122,900
Esprit Telecom Group PLC:
10.875%, 6/15/2008*	800,000	80
11.5%, 12/15/2007*	1,625,000	163
Global Crossing UK Finance, 144A, 10.75%, 12/15/2014	1,220,000	1,204,750
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	240,000	184,800
Inmarsat Finance PLC, 7.625%, 6/30/2012	1,075,000	1,118,000
Innova S. de R.L., 9.375%, 9/19/2013 (e)	755,000	858,812
INTELSAT, 6.5%, 11/1/2013	1,435,000	1,305,850
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	2,335,000	2,442,994
Mobifon Holdings BV, 12.5% , 7/31/2010	1,760,000	2,087,800
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	805,000	821,100
Nortel Networks Corp., 6.875%, 9/1/2023	1,345,000	1,264,300
	Principal Amount ($)(c)	Value ($)

Nortel Networks Ltd., 6.125%, 2/15/2006	4,165,000	4,237,887
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	880,000	871,200
		19,271,399
Utilities 0.5%
Calpine Canada Energy Finance, 8.5%, 5/1/2008 (e)	2,690,000	2,205,800
Total Foreign Bonds — US$ Denominated (Cost $88,697,061)		90,429,030

Foreign Bonds — Non US$ Denominated 1.7%
Consumer Discretionary 0.1%
Victoria Acquisition III BV, 144A, 7.875%, 10/1/2014 EUR	460,000	628,381
Industrials 0.5%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	1,375,000	1,999,796
Materials 0.6%
Huntsman International LLC, 10.125%, 7/1/2009 EUR	995,000	1,423,457
Rhodia SA, 9.25%, 6/1/2011 EUR	865,000	1,196,327
		2,619,784
Sovereign Bonds 0.5%
Mexican Bonds, Series MI-10, 8.0%, 12/19/2013 MXN	15,202,000	1,214,714
Republic of Argentina:
8.0%, 2/26/2008* EUR	775,000	310,759
Series FEB, 8.0%, 2/26/2008* EUR	560,000	222,645
10.25%, 2/6/2049* EUR	956,116	376,884
10.25%, 11/14/2049* EUR	465,276	183,403
11.25%, 4/10/2006* EUR	273,541	116,191
12.0%, 9/19/2016* EUR	35,790	14,352
		2,438,948
Total Foreign Bonds — Non US$ Denominated (Cost $6,648,149)		7,686,909

Convertible Bond 0.5%
DIMON, Inc., 6.25%, 3/31/2007	1,600,000	1,500,000
HIH Capital Ltd.:
144A, Series DOM, 7.5%, 9/25/2006	665,000	658,350
144A, Series EURO, 7.5%, 9/25/2006	85,000	84,150
Total Convertible Bond (Cost $2,209,763)		2,242,500

Common Stocks 0.0%
Catalina Restaurant Group, Inc.*	3,870	6,192
IMPSAT Fiber Networks, Inc.*	33,652	193,499
Total Common Stocks (Cost $1,938,197)		199,691
	Shares	Value ($)

Warrants 0.0%
Dayton Superior Corp., 144A*	90	1
DeCrane Aircraft Holdings, Inc., 144A*	1,350	14
Destia Communications, Inc., 144A*	1,260	0
Hayes Lemmerz International, Inc.*	1,690	642
TravelCenters of America, Inc.*	280	1,400
UIH Australia Pacific, Inc.*	750	0
Total Warrants (Cost $1,583)		2,057

Preferred Stocks 0.5%
Paxson Communications Corp., 14.25%, (PIK)	199	1,462,650
TNP Enterprises, Inc., 14.5%, "D", (PIK)	8,000	928,000
Total Preferred Stocks (Cost $2,734,260)		2,390,650

Other Investments 0.7%
Hercules Trust II, (Bond Unit)	3,680,000	3,091,200
	Shares	Value ($)

SpinCycle, Inc., "F" (Common Stock Unit)*	69	76
SpinCycle, Inc., (Common Stock Unit)*	9,913	10,904
Total Other Investments (Cost $2,667,709)		3,102,180

Securities Lending Collateral 16.6%
Daily Assets Fund Institutional, 2.25% (d) (f) (Cost $74,814,217)	74,814,217	74,814,217

Cash Equivalents 1.6%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $7,191,545)	7,191,545	7,191,545
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $510,584,403) (a)	115.0	517,915,026
Other Assets and Liabilities, Net	(15.0)	(67,715,584)
Net Assets	100.0	450,199,442
Notes to Scudder High Income Portfolio of Investments

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount		Acquisition Cost	Value
Congoleum Corp.	8.625	8/1/2008	595,000	USD	$ 441,519	$ 600,950
Corp. Durango SA:
	13.125	8/1/2006	350,000	USD	179,500	236,250
	13.75	7/15/2009	350,000	USD	337,395	234,500
Dyersburg Corp.	9.75	9/1/2007	1,260,000	USD	1,291,288	126
Esprit Telecom Group PLC:
	10.875	6/15/2008	800,000	USD	792,956	80
	11.5	12/15/2007	1,625,000	USD	1,628,444	163
FRD Acquisition Co.	12.5	7/15/2004	210,000	USD	0	0
GEO Specialty Chemicals, Inc.
	1	12/31/2009	368,000	USD	368,000	368,000
	10.125	8/1/2008	765,000	USD	262,225	443,700
Grupo Iusacell SA de CV	10	7/15/2004	240,000	USD	144,738	184,800
GS Technologies Operating Co., Inc.	12	9/1/2024	315,268	USD	314,686	788
Imperial Home Decor Group, Inc.	11	3/15/2008	1,050,000	USD	1,029,755	0
Intermet Corp.

	9.75	6/15/2009	600,000	USD	248,411	294,000
Oxford Automotive, Inc.	12	10/15/2010	1,975,000	USD	1,321,584	1,244,250
Security	Coupon	Maturity Date	Principal Amount		Acquisition Cost	Value
Republic of Argentina:
	8	2/26/2008	775,000	EUR	224,642	310,759
	8	2/26/2008	560,000	EUR	180,836	222,645
	10.25	2/6/2049	956,116	EUR	209,225	376,884
	10.25	11/14/2049	465,276	EUR	99,469	183,403
	11.25	4/10/2006	273,541	EUR	85,600	116,191
	11.375	3/15/2010	1,980,000	USD	534,600	673,200
	11.375	1/30/2017	775,000	USD	232,985	263,500
	11.375	6/15/2015	475,000	USD	148,308	160,313
	11.75	4/7/2009	1,340,000	USD	430,150	455,600
	12	9/19/2016	35,790	EUR	8,225	7,338
	12	6/19/2031	376,300	USD	81,845	123,238
	12.375	2/21/2012	1,205,000	USD	334,939	406,687
Supercanal Holding SA	11.5	5/15/2005	100,000	USD	36,505	9,000
Trump Holdings & Funding	12.625	3/15/2010	885,000	USD	903,435	958,013
					$ 11,871,265	$ 7,874,378

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2004.

(a) The cost for federal income tax purposes was $510,755,235. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $7,159,791. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $18,263,308 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,103,517.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Principal amount stated in US dollars unless otherwise noted.

(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004, amounted to $73,177,211, which is 16.3% of total net assets.

(f) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK denotes that interest and dividend is paid in kind.

Currency Abbreviation
EUR	Euro
MXN	Mexican Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $428,578,641) — including $73,177,211 of securities loaned	$ 435,909,264
Investment in Daily Assets Fund Institutional (cost $74,814,217)*	74,814,217
Investment in Scudder Cash Management QP Trust (cost $7,191,545)	7,191,545
Total investments in securities, at value (cost $510,584,403)	517,915,026
Cash	143,928
Foreign currency, at value (cost $37,247)	37,816
Receivable for investments sold	3,372,406
Interest receivable	8,856,107
Receivable for Portfolio shares sold	52,070
Other assets	13,291
Total assets	530,390,644
Liabilities
Payable upon return of securities loaned	74,814,217
Payable for investments purchased	3,215,607
Payable for Portfolio shares redeemed	553,570
Unrealized depreciation on forward foreign currency exchange contracts	884,605
Net payable on closed forward foreign currency exchange contract	343,717
Accrued management fee	232,383
Other accrued expenses and payables	147,103
Total liabilities	80,191,202
Net assets, at value	$ 450,199,442
Net Assets
Net assets consist of: Undistributed net investment income	34,372,843
Net unrealized appreciation (depreciation) on: Investments	7,330,623
Foreign currency related transactions	(867,532)
Accumulated net realized gain (loss)	(113,027,989)
Paid-in capital	522,391,497
Net assets, at value	$ 450,199,442
Class A Net Asset Value, offering and redemption price per share ($393,438,214 ÷ 44,826,321 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.78
Class B Net Asset Value, offering and redemption price per share ($56,761,228 ÷ 6,474,194 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.77

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends	$ 553,283
Interest	36,445,585
Interest — Scudder Cash Management QP Trust	119,706
Securities lending income, including income from Daily Assets Fund Institutional	124,889
Total Income	37,243,463
Expenses: Management fee	2,547,280
Custodian fees	60,081
Distribution service fees (Class B)	116,895
Record keeping fees (Class B)	61,482
Auditing	53,376
Legal	3,356
Trustees' fees and expenses	5,863
Reports to shareholders	134,828
Other	30,569
Total expenses, before expense reductions	3,013,730
Expense reductions	(8,909)
Total expenses, after expense reductions	3,004,821
Net investment income	34,238,642
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	9,835,203
Foreign currency related transactions	(364,967)
9,470,236
Net unrealized appreciation (depreciation) during the period on: Investments	6,010,970
Foreign currency related transactions	(719,594)
5,291,376
Net gain (loss) on investment transactions	14,761,612
Net increase (decrease) in net assets resulting from operations	$ 49,000,254

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations: Net investment income	$ 34,238,642	$ 33,045,620
Net realized gain (loss) on investment transactions	9,470,236	(3,182,002)
Net unrealized appreciation (depreciation) on investment transactions during the period	5,291,376	53,500,177
Net increase (decrease) in net assets resulting from operations	49,000,254	83,363,795
Distributions to shareholders from: Net investment income Class A	(29,352,659)	(29,871,076)
Class B	(3,056,845)	(462,410)
Portfolio share transactions: Class A Proceeds from shares sold	56,878,387	120,856,182
Reinvestment of distributions	29,352,659	29,871,076
Cost of shares redeemed	(119,443,412)	(117,016,053)
Net increase (decrease) in net assets from Class A share transactions	(33,212,366)	33,711,205
Class B Proceeds from shares sold	37,277,037	36,410,776
Reinvestment of distributions	3,056,845	462,410
Cost of shares redeemed	(23,434,006)	(3,751,439)
Net increase (decrease) in net assets from Class B share transactions	16,899,876	33,121,747
Increase (decrease) in net assets	278,260	119,863,261
Net assets at beginning of period	449,921,182	330,057,921
Net assets at end of period (including undistributed net investment income of $34,372,843 and $32,285,235, respectively)	$ 450,199,442	$ 449,921,182
Other Information
Class A Shares outstanding at beginning of period	48,977,744	44,487,776
Shares sold	6,841,589	15,606,467
Shares issued to shareholders in reinvestment of distributions	3,696,808	4,207,191
Shares redeemed	(14,689,820)	(15,323,690)
Net increase (decrease) in Portfolio shares	(4,151,423)	4,489,968
Shares outstanding at end of period	44,826,321	48,977,744
Class B Shares outstanding at beginning of period	4,421,727	136,396
Shares sold	4,504,371	4,693,294
Shares issued to shareholders in reinvestment of distributions	384,026	65,037
Shares redeemed	(2,835,930)	(473,000)
Net increase (decrease) in Portfolio shares	2,052,467	4,285,331
Shares outstanding at end of period	6,474,194	4,421,727

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001[a]	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.43	$ 7.40	$ 8.13	$ 9.16	$ 11.46
Income (loss) from investment operations: Net investment income[c]	.67	.67	.75	.84	1.14
Net realized and unrealized gain (loss) on investment transactions	.31	1.03	(.74)	(.59)	(2.04)
Total from investment operations	.98	1.70	.01	.25	(.90)
Less distributions from: Net investment income	(.63)	(.67)	(.74)	(1.28)	(1.40)
Net asset value, end of period	$ 8.78	$ 8.43	$ 7.40	$ 8.13	$ 9.16
Total Return (%)	12.42	24.62	(.30)	2.63	(8.68)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	393	413	329	335	309
Ratio of expenses (%)	.66	.67	.66	.70	.68
Ratio of net investment income (%)	8.11	8.62	10.07	9.89	11.23
Portfolio turnover rate (%)	162	165	138	77	54

a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

c Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.41	$ 7.39	$ 7.21
Income (loss) from investment operations: Net investment income[b]	.64	.64	.31
Net realized and unrealized gain (loss) on investment transactions	.32	1.03	(.13)
Total from investment operations	.96	1.67	.18
Less distributions from: Net investment income	(.60)	(.65)	—
Net asset value, end of period	$ 8.77	$ 8.41	$ 7.39
Total Return (%)	12.08	24.14	2.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	57	37	1
Ratio of expenses (%)	1.06	1.06	.92*
Ratio of net investment income (%)	7.71	8.23	8.78*
Portfolio turnover rate (%)	162	165	138**

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b Based on average shares outstanding during the period.

* Annualized ** Not annualized

Information About Your Portfolio's Expenses

Scudder Income & Growth Strategy Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent period, the portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the period (August 16, 2004) ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the period ended December 31, 2004
Actual Portfolio Return	Class B
Beginning Account Value 8/16/04	$ 1,000.00
Ending Account Value 12/31/04	$ 1,066.00
Expenses Paid per $1,000*	$ 2.91
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 8/16/04	$ 1,000.00
Ending Account Value 12/31/04	$ 1,015.95
Expenses Paid per $1,000*	$ 2.84

* Expenses are equal to the Portfolio's annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days since the commencement of the class (August 16, 2004), then divided by 365.

Annualized Expense Ratios	Class B
Scudder Variable Series II — Scudder Income & Growth Strategy Portfolio	.75%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

Scudder Income & Growth Strategy Portfolio

Scudder Income & Growth Strategy Portfolio is one of four new fund-of-funds portfolios. Each portfolio is constructed as a strategically allocated mix of variable portfolios and managed to pursue consistent returns over time, while mitigating risk and pursuing a long-term investment objective. Scudder Income & Growth Strategy Portfolio seeks current income and, as a secondary objective, long-term growth of capital. The portfolio gained 6.60% (Class B shares, unadjusted for contract charges) from its date of inception, August 16, 2004 through December 31, 2004. Investors should keep in mind that during the start-up phase of the portfolio, it required some time to invest all the cash inflows. Because we had large cash flows, often exceeding the size of the portfolio, our allocation was heavily weighted in cash — even though we invested the cash right away every day.

Stocks performed exceptionally well in 2003, when profit margins widened because productivity accelerated but labor costs remained low (due to a soft labor market). However, equity performance was lower in 2004, due in part to rising interest rates, concerns about inflation and soaring energy prices, all of which can impact the revenue growth of companies. Performance did improve at the end of 2004 as signs of economic strength emerged and oil prices decreased. The end of uncertainty surrounding the US presidential election also helped the stock market find its footing. Specifically, the energy and materials sectors performed particularly well in 2004, while the technology, consumer staples and consumer discretionary sectors lagged behind. Going forward, profit margins are not likely to widen further, and may even narrow. As a result, we believe that returns will likely be modest. The portfolio underweighted equities relative to fixed income only in December and overweighted equities for all other months since inception. To improve diversification within the stock category, the portfolio overweighted small-cap stocks for all months since inception except December.

The Federal Reserve ("the Fed"), in attempt to prevent the economy from overheating and inflation from rising, raised interest rates five times from 12/31/03 through 12/31/04. Because bond prices typically move in the opposite direction of interest rates, bond prices fell in response. Still, bond investors seemed to be betting that the economy faces too many hurdles for the Fed to raise interest rates drastically, so the price of bonds did not fall significantly. However, it seems likely that the Fed will continue to raise interest rates, so we believe that the bull market for bonds we have experienced over the past two decades is likely over. Although, the portfolio is currently overweighting (or favoring) bonds relative to cash, these weightings may change.

Arnim Holzer Inna Okounkova Robert Wang

Co-Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Returns during part or all of the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less that its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the portfolio could suffer losses on its derivative positions. Please read this portfolio's prospectus for specific details regarding its risk profile.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Income & Growth Strategy Portfolio

Asset Allocation	12/31/04

Fixed Income Funds	56%
Equity Funds	42%
Cash Equivalents	2%
100%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 6. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Income & Growth Strategy Portfolio

	Shares	Value ($)

Equity Funds 41.5%
Scudder SVS I Global Discovery Portfolio "A"	2,729	34,847
Scudder SVS I Growth & Income Portfolio "A"	119,292	1,108,222
Scudder SVS I International Portfolio "A"	33,005	313,545
Scudder SVS II Aggressive Growth Portfolio "A"	21,800	214,513
Scudder SVS II Blue Chip Portfolio "A"	81,158	1,107,801
Scudder SVS II Dreman High Return Equity Portfolio "A"	32,888	416,031
Scudder SVS II Dreman Small Cap Value Portfolio "A"	13,051	261,804
Scudder SVS II Eagle Focused Large Cap Growth Portfolio "A"	34,748	305,432
Scudder SVS II Growth Portfolio "A"	26,381	512,049
Scudder SVS II International Select Equity Portfolio "A"	15,792	188,085
Scudder SVS II Large Cap Value Portfolio "A"	33,792	533,568
Scudder SVS II MFS Strategic Value Portfolio "A"	20,224	242,682
Scudder SVS II Small Cap Growth Portfolio "A"	22,974	289,246
	Shares	Value ($)

Scudder VIT Real Estate Portfolio "A"	8,077	131,904
Total Equity Funds (Cost $5,291,079)		5,659,729

Fixed Income Funds 55.8%
Scudder SVS II Fixed Income Portfolio "A"	521,556	6,295,184
Scudder SVS II Government and Agency Securities Portfolio "A"	71,917	902,553
Scudder SVS II High Income Portfolio "A"	42,526	373,376
Scudder SVS II Strategic Income Portfolio "A"	2,770	33,932
Total Fixed Income Funds (Cost $7,539,134)		7,605,045

Cash Equivalents 2.6%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $348,360)	348,360	348,360
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $13,178,573) (a)	99.9	13,613,134
Other Assets and Liabilities, Net	0.1	8,900
Net Assets	100.0	13,622,034
Notes to Scudder Income & Growth Strategy Portfolio of Investments

(a) The cost for federal income tax purposes was $13,178,573. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $434,561. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $434,561 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $0.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $12,830,213)	$ 13,264,774
Investment in Scudder Cash Management QP Trust (cost $348,360)	348,360
Total investments in securities, at value (cost $13,178,573)	13,613,134
Interest receivable	544
Receivable for Portfolio shares sold	11,710
Due from Advisor	26,510
Other assets	122
Total assets	13,652,020
Liabilities
Payable for Portfolio shares redeemed	708
Other accrued expenses and payables	29,278
Total liabilities	29,986
Net assets, at value	$ 13,622,034
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	434,561
Accumulated net realized gain (loss)	33,651
Paid-in capital	13,153,822
Net assets, at value	$ 13,622,034

Class B Shares

Net asset value, offering and redemption price per share ($13,622,034 ÷ 1,277,644 shares outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 10.66
Statement of Operations for the period ended December 31, 2004
Investment Income
Income: Interest — Scudder Cash Management QP Trust	$ 2,050
Total Income	2,050
Expenses: Management fee	3,818
Custodian and accounting fees	31,927
Distribution service fees (Class B)	6,354
Record keeping fees (Class B)	3,813
Auditing	24,001
Legal	1,077
Trustees' fees and expenses	477
Reports to shareholders	3,011
Offering costs	1,011
Other	528
Total expenses, before expense reductions	76,017
Expense reductions	(56,748)
Total expenses, after expense reductions	19,269
Net investment income (loss)	(17,219)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	49,859
Net unrealized appreciation (depreciation) during the period on investments	434,561
Net gain (loss) on investment transactions	484,420
Net increase (decrease) in net assets resulting from operations	$ 467,201

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended December 31, 2004[a]
Operations: Net investment income (loss)	$ (17,219)
Net realized gain (loss) on investment transactions	49,859
Net unrealized appreciation (depreciation) on investment transactions during the period	434,561
Net increase (decrease) in net assets resulting from operations	467,201
Portfolio share transactions: Class B Proceeds from shares sold	13,456,607
Cost of shares redeemed	(301,774)
Increase (decrease) in net assets	13,154,833
Net assets at beginning of period	—
Net assets at end of period	$ 13,622,034
Other Information
Class B Shares outstanding at beginning of period	—
Shares sold	1,306,747
Shares redeemed	(29,103)
Net increase (decrease) in Portfolio shares	1,277,644
Shares outstanding at end of period	1,277,644

a For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B

2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)
Net realized and unrealized gain (loss) on investment transactions	.69
Total from investment operations	.66
Net asset value, end of period	$ 10.66
Total Return (%)[c]	6.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14
Ratio of expenses before expense reductions (%)	2.96*
Ratio of expenses after expense reductions (%)	.75*
Ratio of net investment income (%)	(.67)*
Portfolio turnover rate (%)	18*

a For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

b Based on average shares outstanding during the period.

c Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Performance Summary December 31, 2004

Scudder International Select Equity Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder International Select Equity Portfolio from 12/31/1994 to 12/31/2004
[] Scudder International Select Equity Portfolio — Class A [] MSCI EAFE + EM Index

The MSCI EAFE + EM Index (Morgan Stanley Capital International Europe, Australasia, Far East + Emerging Markets Index) is an unmanaged index generally accepted as a benchmark for major overseas markets plus emerging markets. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
Scudder International Select Equity Portfolio		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,825	$13,282	$7,981	$18,408
	Average annual total return	18.25%	9.92%	-4.41%	6.29%
MSCI EAFE + EM Index	Growth of $10,000	$12,126	$14,544	$9,853	$17,726
	Average annual total return	21.26%	13.30%	-.30%	5.89%
Scudder International Select Equity Portfolio				1-Year	Life of Class*
Class B	Growth of $10,000			$11,784	$13,485
	Average annual total return			17.84%	12.69%
MSCI EAFE + EM Index	Growth of $10,000			$12,126	$14,687
	Average annual total return			21.26%	16.62%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

Scudder International Select Equity Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,158.60	$ 1,156.80
Expenses Paid per $1,000*	$ 4.94	$ 6.83
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,020.62	$ 1,018.87
Expenses Paid per $1,000*	$ 4.63	$ 6.40

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder International Select Equity Portfolio	.91%	1.26%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

Scudder International Select Equity Portfolio

Continued strength in corporate earnings and worldwide economic growth provided a positive underpinning for international equities in 2004. For US investors, the rising value of foreign currencies in relation to the dollar provided an additional boost to performance. The Class A shares of the portfolio produced a positive absolute return of 18.25% (Class A shares, unadjusted for contract charges) during the year ended December 31, 2004, but lagged the 21.26% return of the MSCI EAFE Plus EM Index.

Performance was helped by strong stock selection in the materials, energy and information technology sectors. Materials and energy delivered robust returns, as commodities exporters in those sectors benefited from their exposure to China's growth. Examples include the materials companies POSCO (Korea) (1.2% of net assets as of December 31) and BHP Billiton PLC (United Kingdom) (.97% of net assets), and the energy companies Eni SpA (Italy) (2.9% of net assets) and Total S.A. (France) (3.2% of net assets%). Performance was hurt by exposure to sectors that are sensitive to rising energy and input costs, such as the industrials stock A.P. Moller Maersk*, which was unable to pass on higher transport costs to customers; and consumer staples companies such as Nestle S.A. and Henckel*, whose margins were also pressured by rising input costs and heightened competition.

We continue to emphasize companies with pricing power. In an environment of slow to moderate demand growth, the ability to raise prices will enable companies to maintain their profit margins even if input costs increase. In addition, we continue to look for opportunities to invest in companies positioned to take advantage of the burgeoning consumer sector in Asia.

Alex Tedder

Lead Portfolio Manager

Matthias Knerr
Sangita Uberoi

Managers
Deutsche Asset Management Investment Services Ltd., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The MSCI EAFE + EM Index (Morgan Stanley Capital International Europe, Australasia, Far East + Emerging Markets Free Index) is an unmanaged index generally accepted as a benchmark for major overseas markets plus emerging markets. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all distributions and do not reflect any fees or expenses. It is not possible to invest directly into an index.

*This security was not held in the portfolio at the end of the reporting period.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder International Select Equity Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03

Common Stocks	99%	96%
Cash Equivalents	1%	2%
Preferred Stocks	—	2%
	100%	100%
Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Continental Europe	51%	50%
Japan	19%	22%
United Kingdom	18%	23%
Asia (excluding Japan)	12%	5%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Financials	27%	25%
Consumer Discretionary	14%	18%
Industrials	13%	10%
Energy	10%	7%
Telecommunication Services	8%	8%
Information Technology	8%	6%
Health Care	8%	8%
Materials	5%	7%
Consumer Staples	4%	7%
Utilities	3%	4%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder International Select Equity Portfolio

	Shares	Value ($)

Common Stocks 95.7%
Belgium 2.0%
Belgacom SA* (Cost $3,863,300)	108,000	4,668,207
China 1.7%
PetroChina Co., Ltd. "H" (Cost $3,606,829)	7,467,670	3,987,138
France 7.7%
Christian Dior SA	48,900	3,326,689
Credit Agricole SA	159,709	4,819,274
Total SA	33,461	7,308,934
Vinci SA (d)	17,300	2,323,284
(Cost $12,687,700)		17,778,181
Germany 10.6%
Adidas-Salomon AG	30,200	4,874,609
E.ON AG	65,400	5,961,294
Hypo Real Estate Holdings AG*	119,200	4,941,688
Metro AG	97,063	5,341,961
Siemens AG	39,900	3,383,121
(Cost $16,029,706)		24,502,673
Greece 2.3%
Alpha Bank AE (Cost $4,010,044)	153,600	5,357,314
Hong Kong 2.0%
Swire Pacific Ltd. "A" (Cost $3,859,366)	545,831	4,564,568
India 1.6%
State Bank of India (GDR) (Cost $2,998,549)	99,566	3,634,159
Ireland 2.2%
CRH PLC (Cost $3,172,767)	191,458	5,126,713
Italy 3.0%
Eni SpA (Cost $4,061,818)	271,560	6,799,151
Japan 18.6%
Canon, Inc.	97,800	5,277,974
Credit Saison Co., Ltd.	130,400	4,746,677
Daito Trust Construction Co., Ltd.	107,900	5,128,067
KDDI Corp.	400	2,154,777
Kirin Brewery Co., Ltd.	465,900	4,587,617
Millea Holdings, Inc.	250	3,708,402
Mitsubishi Corp.	417,000	5,387,996
SMC Corp.	36,800	4,212,589
Toyota Motor Corp.	130,200	5,298,468
Trend Micro, Inc.	42,000	2,266,615
(Cost $31,971,638)		42,769,182
Korea 3.8%
POSCO (ADR) (d)	64,100	2,854,373
Samsung Electronics Co., Ltd. (GDR), 144A	26,940	5,899,860
(Cost $8,345,830)		8,754,233
	Shares	Value ($)

Netherlands 6.8%
European Aeronautic Defense & Space Co.	125,800	3,657,553
ING Groep NV	245,255	7,420,656
TPG NV	166,700	4,527,207
(Cost $12,495,804)		15,605,416
Singapore 2.0%
DBS Group Holdings Ltd. (Cost $4,078,758)	471,315	4,648,476
Spain 6.8%
Indra Sistemas SA	303,000	5,176,988
Industria de Diseno Textil SA	149,400	4,406,660
Telefonica SA	322,630	6,078,091
(Cost $11,357,163)		15,661,739
Switzerland 7.7%
Credit Suisse Group	166,500	6,999,121
Nestle SA (Registered)	16,566	4,334,170
Roche Holding AG	56,280	6,478,807
(Cost $14,154,265)		17,812,098
United Kingdom 16.9%
BHP Billiton PLC	191,550	2,245,158
Centrica PLC	717,600	3,254,867
GlaxoSmithKline PLC	253,600	5,949,760
HSBC Holdings PLC	315,200	5,319,295
Royal Bank of Scotland Group PLC	116,485	3,918,168
Smith & Nephew PLC	428,088	4,380,657
Trinity Mirror PLC	324,893	3,967,130
Vodafone Group PLC	2,192,721	5,946,355
WPP Group PLC	364,600	4,010,979
(Cost $31,606,411)		38,992,369
Total Common Stocks (Cost $168,299,949)		220,661,617

Securities Lending Collateral 2.1%
Daily Assets Fund Institutional, 2.25% (c) (e) (Cost $4,791,625)	4,791,625	4,791,625

Cash Equivalents 1.0%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $2,321,041)	2,321,041	2,321,041
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $175,412,615) (a)	98.8	227,774,283
Other Assets and Liabilities, Net	1.2	2,795,917
Net Assets	100.0	230,570,200
Notes to Scudder International Select Equity Portfolio of Investments

* Non-income producing security.

(a) The cost for federal income tax purposes was $178,972,673. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $48,801,610. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $49,317,375 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $515,765.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004, amounted to $4,614,982, which is 2.0% of total net assets.

(e) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipts

GDR: Global Depositary Receipts

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $168,299,949) — including $4,614,982 of securities loaned	$ 220,661,617
Investment in Daily Assets Fund Institutional (cost $4,791,625)*	4,791,625
Investment in Scudder Cash Management QP Trust (cost $2,321,041)	2,321,041
Total investments in securities, at value (cost $175,412,615)	227,774,283
Foreign currency, at value (cost $7,387,345)	7,539,201
Dividends receivable	401,534
Interest receivable	12,042
Receivable for Portfolio shares sold	30,778
Foreign taxes recoverable	187,731
Other assets	6,336
Total assets	235,951,905
Liabilities
Payable for Portfolio shares redeemed	321,835
Payable upon return of securities loaned	4,791,625
Accrued management fee	158,073
Other accrued expenses and payables	110,172
Total liabilities	5,381,705
Net assets, at value	$ 230,570,200
Net Assets
Net assets consist of: Undistributed net investment income	3,173,342
Net unrealized appreciation (depreciation) on: Investments	52,361,668
Foreign currency related transactions	203,574
Accumulated net realized gain (loss)	(50,261,752)
Paid-in capital	225,093,368
Net assets, at value	$ 230,570,200
Class A Net Asset Value, offering and redemption price per share ($183,974,883 ÷ 15,442,740 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.91
Class B Net Asset Value, offering and redemption price per share ($46,595,317 ÷ 3,923,204 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.88
Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $537,188)	$ 4,438,156
Interest — Scudder Cash Management QP Trust	25,694
Securities lending income, including income from Daily Assets Fund Institutional	136,674
Total Income	4,600,524
Expenses: Management fee	1,393,551
Custodian fees	146,550
Distribution service fees (Class B)	78,650
Record keeping fees (Class B)	39,095
Auditing	61,780
Legal	22,220
Trustees' fees and expenses	7,780
Reports to shareholders	27,484
Other	8,912
Total expenses, before expense reduction	1,786,022
Expense reduction	(2,084)
Total expenses, after expense reduction	1,783,938
Net investment income (loss)	2,816,586
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	10,217,608
Foreign currency related transactions	436,300
10,653,908
Net unrealized appreciation (depreciation) during the period on: Investments	20,416,088
Foreign currency related transactions	98,838
20,514,926
Net gain (loss) on investment transactions	31,168,834
Net increase (decrease) in net assets resulting from operations	$ 33,985,420

The accompanying notes are an integral part of the financial statements.

* Represents collateral on securities loaned.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations: Net investment income (loss)	$ 2,816,586	$ 1,470,136
Net realized gain (loss) on investment transactions	10,653,908	(2,277,480)
Net unrealized appreciation (depreciation) on investment transactions during the period	20,514,926	36,999,340
Net increase (decrease) in net assets resulting from operations	33,985,420	36,191,996
Distributions to shareholders from: Net investment income Class A	(1,616,136)	(1,518,587)
Class B	(162,336)	(31,424)
Portfolio share transactions: Class A Proceeds from shares sold	40,441,379	34,706,923
Reinvestment of distributions	1,616,136	1,518,587
Cost of shares redeemed	(30,593,940)	(40,601,242)
Net increase (decrease) in net assets from Class A share transactions	11,463,575	(4,375,732)
Class B Proceeds from shares sold	25,663,873	16,228,216
Reinvestment of distributions	162,336	31,424
Cost of shares redeemed	(3,432,245)	(2,025,107)
Net increase (decrease) in net assets from Class B share transactions	22,393,964	14,234,533
Increase (decrease) in net assets	66,064,487	44,500,786
Net assets at beginning of period	164,505,713	120,004,927
Net assets at end of period (including undistributed net investment income of $3,173,342 and $1,698,928, respectively)	$ 230,570,200	$ 164,505,713
Other Information
Class A Shares outstanding at beginning of period	14,404,846	15,029,877
Shares sold	3,811,740	4,153,733
Shares issued to shareholders in reinvestment of distributions	154,506	216,015
Shares redeemed	(2,928,352)	(4,994,779)
Net increase (decrease) in Portfolio shares	1,037,894	(625,031)
Shares outstanding at end of period	15,442,740	14,404,846
Class B Shares outstanding at beginning of period	1,760,419	48,435
Shares sold	2,466,794	1,925,484
Shares issued to shareholders in reinvestment of distributions	15,520	4,470
Shares redeemed	(319,529)	(217,970)
Net increase (decrease) in Portfolio shares	2,162,785	1,711,984
Shares outstanding at end of period	3,923,204	1,760,419

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.18	$ 7.96	$ 9.24	$ 14.73	$ 21.45
Income (loss) from investment operations: Net investment income (loss)[b]	.17	.10	.12	.05	.08
Net realized and unrealized gain (loss) on investment transactions	1.67	2.23	(1.36)	(3.46)	(3.90)
Total from investment operations	1.84	2.33	(1.24)	(3.41)	(3.82)
Less distributions from: Net investment income	(.11)	(.11)	(.04)	(.10)	—
Net realized gains on investment transactions	—	—	—	(1.98)	(2.90)
Total distributions	(.11)	(.11)	(.04)	(2.08)	(2.90)
Net asset value, end of period	$ 11.91	$ 10.18	$ 7.96	$ 9.24	$ 14.73
Total Return (%)	18.25	29.83	(13.48)	(24.43)	(20.49)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	184	147	120	121	179
Ratio of expenses (%)	.89	.94	.85	.92	.84
Ratio of net investment income (loss) (%)	1.58	1.17	1.46	.44	.47
Portfolio turnover rate (%)	88	139	190	145	87

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

b Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.15	$ 7.94	$ 8.98
Income (loss) from investment operations: Net investment income (loss)[b]	.13	.06	.02
Net realized and unrealized gain (loss) on investment transactions	1.67	2.24	(1.06)
Total from investment operations	1.80	2.30	(1.04)
Less distributions from: Net investment income	(.07)	(.09)	—
Total distributions	(.07)	(.09)	—
Net asset value, end of period	$ 11.88	$ 10.15	$ 7.94
Total Return (%)	17.84	29.42	(11.58)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	18.4
Ratio of expenses (%)	1.28	1.33	1.11*
Ratio of net investment income (loss) (%)	1.19	.78	.54*
Portfolio turnover rate (%)	88	139	190

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b Based on average shares outstanding during the period.

* Annualized

** Not annualized

Performance Summary December 31, 2004

Scudder Large Cap Value Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Large Cap Value Portfolio from 5/1/1996 to 12/31/2004
[] Scudder Large Cap Value Portfolio — Class A [] Russell 1000 Value Index

The Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
Scudder Large Cap Value Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,007	$12,408	$14,678	$24,051
	Average annual total return	10.07%	7.46%	7.98%	10.65%
Russell 1000 Value Index	Growth of $10,000	$11,649	$12,796	$12,929	$24,879
	Average annual total return	16.49%	8.57%	5.27%	11.09%
Scudder Large Cap Value Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$10,965	$12,746
	Average annual total return			9.65%	10.18%
Russell 1000 Value Index	Growth of $10,000			$11,649	$13,438
	Average annual total return			16.49%	12.55%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1996. Index returns begin April 30, 1996.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

Scudder Large Cap Value Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,073.40	$ 1,071.30
Expenses Paid per $1,000*	$ 4.17	$ 6.10
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,021.18	$ 1,019.31
Expenses Paid per $1,000*	$ 4.06	$ 5.95

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Large Cap Value Portfolio	.80%	1.17%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

Scudder Large Cap Value Portfolio

Scudder Large Cap Value Portfolio (Class A shares, unadjusted for contract charges) posted a total return of 10.07% for the 12-month period ended December 31, 2004. By comparison the Russell 1000 Value Index returned 16.49%, while the broad market, as measured by the Standard & Poor's 500 (S&P 500), gained 10.88%.

We attribute the variance between our return and that of the Russell 1000 Value Index to the portfolio's high-quality stocks, which typically fall under the larger market capitalizations within the index. These were precisely the stocks that underperformed within the Russell 1000 Value Index, while stocks with smaller market caps and lower-quality ratings rallied. However, our strategy, we believe, provides an opportunity to add value over the long term.

The portfolio benefited from its underweight position and stock selection in consumer discretionary stocks, which helped relative performance as investors moved away from these typically economically-sensitive stocks. An overweight position in materials also helped as this sector posted relatively strong returns.

An overweight in information technology hurt performance as some investors sold on the belief that the solid economy and capital expenditure trends might reverse in the near term. An overweight position in health care — primarily pharmaceutical stocks — also hurt performance as these stocks struggled when some major drugs were recalled due to health concerns.

We're pleased with the portfolio, which comprises solid companies with projected earnings growth that is faster than that of the market, valuations that are lower than the market's and current dividend income that is materially higher.

Thomas F. Sassi
Lead Manager

Steve Scrudato
Manager

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values.

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Large Cap Value Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03

Common Stocks	99%	94%
Cash Equivalents	1%	6%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Financials	31%	32%
Information Technology	15%	12%
Health Care	11%	14%
Industrials	11%	12%
Consumer Discretionary	9%	6%
Energy	7%	8%
Consumer Staples	7%	5%
Materials	7%	8%
Telecommunication Services	1%	2%
Utilities	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 26. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Large Cap Value Portfolio

	Shares	Value ($)

Common Stocks 98.6%
Consumer Discretionary 9.1%
Hotels Restaurants & Leisure 1.1%
McDonald's Corp.	108,400	3,475,304
Multiline Retail 3.1%
Family Dollar Stores, Inc.	178,300	5,568,309
The May Department Stores Co. (c)	142,200	4,180,680
		9,748,989
Specialty Retail 4.9%
Limited Brands	182,100	4,191,942
Lowe's Companies, Inc.	116,700	6,720,753
Sherwin-Williams Co.	99,000	4,418,370
		15,331,065
Consumer Staples 6.8%
Food Products 5.1%
ConAgra Foods, Inc.	140,500	4,137,725
General Mills, Inc.	135,000	6,710,850
Sara Lee Corp.	214,200	5,170,788
		16,019,363
Household Products 1.7%
Kimberly-Clark Corp.	80,000	5,264,800
Energy 7.3%
Oil & Gas
BP PLC (ADR)	61,344	3,582,489
ChevronTexaco Corp.	55,100	2,893,301
ConocoPhillips	25,000	2,170,750
ExxonMobil Corp.	184,000	9,431,840
Royal Dutch Petroleum Co. (NY Shares)	86,000	4,934,680
		23,013,060
Financials 30.1%
Banks 15.1%
AmSouth Bancorp.	179,300	4,643,870
Bank of America Corp.	229,226	10,771,330
BB&T Corp.	74,600	3,136,930
National City Corp.	133,500	5,012,925
PNC Financial Services Group	144,200	8,282,848
SunTrust Banks, Inc. (c)	51,400	3,797,432
US Bancorp.	177,600	5,562,432
Wachovia Corp.	118,500	6,233,100
		47,440,867
Capital Markets 4.2%
Bear Stearns Companies, Inc.	42,400	4,337,944
Merrill Lynch & Co., Inc.	96,700	5,779,759
Morgan Stanley	55,000	3,053,600
		13,171,303
Diversified Financial Services 8.9%
Citigroup, Inc.	234,700	11,307,846
Fannie Mae	43,400	3,090,514
Freddie Mac	44,400	3,272,280
	Shares	Value ($)

JPMorgan Chase & Co.	264,700	10,325,947
		27,996,587
Insurance 1.9%
Allstate Corp.	31,100	1,608,492
American International Group, Inc.	68,800	4,518,096
		6,126,588
Health Care 11.3%
Health Care Equipment & Supplies 2.7%
Baxter International, Inc.	219,500	7,581,530
Waters Corp.*	16,600	776,714
		8,358,244
Pharmaceuticals 8.6%
Abbott Laboratories	121,100	5,649,315
Bristol-Myers Squibb Co.	289,900	7,427,238
Johnson & Johnson	71,700	4,547,214
Pfizer, Inc.	161,900	4,353,491
Wyeth	119,000	5,068,210
		27,045,468
Industrials 10.8%
Aerospace & Defense 2.4%
Honeywell International, Inc.	215,700	7,637,937
Commercial Services & Supplies 2.0%
Avery Dennison Corp.	75,500	4,527,735
Pitney Bowes, Inc.	35,400	1,638,312
		6,166,047
Electrical Equipment 1.1%
Emerson Electric Co.	48,200	3,378,820
Industrial Conglomerates 5.3%
General Electric Co.	296,500	10,822,250
Textron, Inc.	81,600	6,022,080
		16,844,330
Information Technology 14.8%
Communications Equipment 1.8%
Nokia Oyj (ADR)	360,500	5,649,035
Computers & Peripherals 3.6%
Hewlett-Packard Co.	253,797	5,322,123
International Business Machines Corp.	60,800	5,993,664
		11,315,787
IT Consulting & Services 2.3%
Automatic Data Processing, Inc.	165,700	7,348,795
Semiconductors & Semiconductor Equipment 5.5%
Applied Materials, Inc.*	271,000	4,634,100
Intel Corp. (c)	332,800	7,784,192
Texas Instruments, Inc.	200,400	4,933,848
		17,352,140
Software 1.6%
Microsoft Corp.	188,900	5,045,519
	Shares	Value ($)

Materials 6.7%
Chemicals 2.7%
Air Products & Chemicals, Inc.	107,400	6,225,978
Dow Chemical Co.	45,100	2,232,901
		8,458,879
Containers & Packaging 2.4%
Sonoco Products Co.	249,200	7,388,780
Metals & Mining 1.6%
Alcoa, Inc.	162,800	5,115,176
Telecommunication Services 0.9%
Diversified Telecommunication Services
SBC Communications, Inc.	114,000	2,937,780
Utilities 0.8%
Electric Utilities
Progress Energy, Inc.	53,300	2,411,292
Total Common Stocks (Cost $259,732,207)		310,041,955

	Shares	Value ($)

Securities Lending Collateral 2.9%
Daily Assets Fund Institutional, 2.25% (d) (e) (Cost $9,143,450)	9,143,450	9,143,450

Cash Equivalents 1.1%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $3,407,148)	3,407,148	3,407,148
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $272,282,805) (a)	102.6	322,592,553
Other Assets and Liabilities, Net	(2.6)	(8,269,795)
Net Assets	100.0	314,322,758
Notes to Scudder Large Cap Value Portfolio of Investments

* Non-income producing security.

(a) The cost for federal income tax purposes was $274,462,734. At December 31, 2004, net realized appreciation for all securities based on tax cost was $48,129,819. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $53,855,821 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,726,002.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $8,940,036, which is 2.8% of net assets.

(d) Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $259,732,207) — including $8,940,036 of securities loaned	$ 310,041,955
Investment in Daily Assets Fund Institutional (cost $9,143,450)*	9,143,450
Investment in Scudder Cash Management QP Trust (cost $3,407,148)	3,407,148
Total investments in securities, at value (cost $272,282,805)	322,592,553
Cash	121,117
Receivable for investments sold	1,165,433
Dividends receivable	724,356
Interest receivable	14,821
Receivable for Portfolio shares sold	66,955
Other assets	8,824
Total assets	324,694,059
Liabilities
Payable for investments purchased	741,948
Payable upon return of securities loaned	9,143,450
Payable for Portfolio shares redeemed	197,898
Accrued management fee	207,442
Other accrued expenses and payables	80,563
Total liabilities	10,371,301
Net assets, at value	$ 314,322,758
Net Assets
Net assets consist of: Undistributed net investment income	$ 5,206,284
Net unrealized appreciation (depreciation) on investments	50,309,748
Accumulated net realized gain (loss)	(26,565,978)
Paid-in capital	285,372,704
Net assets, at value	$ 314,322,758
Class A Net Asset Value, offering and redemption price per share ($273,951,365 ÷ 17,350,180 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.79
Class B Net Asset Value, offering and redemption price per share ($40,371,393 ÷ 2,560,016 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.77
Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $27,291)	$ 7,627,184
Interest — Scudder Cash Management QP Trust	170,328
Securities lending income, including income from Daily Assets Fund Institutional	10,990
Total Income	7,808,502
Expenses: Management fee	2,219,930
Custodian fees	20,665
Distribution service fees (Class B)	81,071
Record keeping fees (Class B)	40,979
Auditing	53,447
Legal	18,839
Reports to shareholders	45,575
Other	7,225
Total expenses, before expense reductions	2,487,731
Expense reductions	(3,034)
Total expenses, after expense reductions	2,484,697
Net investment income (loss)	5,323,805
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	13,617,082
Net unrealized appreciation (depreciation) during the period on investments	9,876,005
Net gain (loss) on investment transactions	23,493,087
Net increase (decrease) in net assets resulting from operations	$ 28,816,892

The accompanying notes are an integral part of the financial statements.

* Represents collateral on securities loaned.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations: Net investment income (loss)	$ 5,323,805	$ 4,449,706
Net realized gain (loss) on investment transactions	13,617,082	(2,062,532)
Net unrealized appreciation (depreciation) on investment transactions during the period	9,876,005	64,744,276
Net increase (decrease) in net assets resulting from operations	28,816,892	67,131,450
Distributions to shareholders from: Net investment income Class A	(4,099,698)	(4,338,949)
Class B	(305,336)	(34,467)
Portfolio share transactions: Class A Proceeds from shares sold	26,091,725	21,484,093
Reinvestment of distributions	4,099,698	4,338,949
Cost of shares redeemed	(40,278,155)	(38,394,030)
Net increase (decrease) in net assets from Class A share transactions	(10,086,732)	(12,570,988)
Class B Proceeds from shares sold	22,917,145	15,038,872
Reinvestment of distributions	305,336	34,467
Cost of shares redeemed	(3,736,209)	(130,010)
Net increase (decrease) in net assets from Class B share transactions	19,486,272	14,943,329
Increase (decrease) in net assets	33,811,398	65,130,375
Net assets at beginning of period	280,511,360	215,380,985
Net assets at end of period (including undistributed net investment income of $5,206,284 and $4,287,513, respectively)	$ 314,322,758	$ 280,511,360
Other Information
Class A Shares outstanding at beginning of period	18,033,776	19,122,645
Shares sold	1,766,310	1,748,402
Shares issued to shareholders in reinvestment of distributions	282,738	417,608
Shares redeemed	(2,732,644)	(3,254,879)
Net increase (decrease) in Portfolio shares	(683,596)	(1,088,869)
Shares outstanding at end of period	17,350,180	18,033,776
Class B Shares outstanding at beginning of period	1,221,656	44,927
Shares sold	1,563,652	1,182,972
Shares issued to shareholders in reinvestment of distributions	21,029	3,314
Shares redeemed	(246,321)	(9,557)
Net increase (decrease) in Portfolio shares	1,338,360	1,176,729
Shares outstanding at end of period	2,560,016	1,221,656

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.57	$ 11.24	$ 13.40	$ 13.40	$ 14.70
Income (loss) from investment operations: Net investment income (loss)[b]	.27	.24	.23	.23	.30
Net realized and unrealized gain (loss) on investment transactions	1.18	3.33	(2.20)	.01	1.40
Total from investment operations	1.45	3.57	(1.97)	.24	1.70
Less distributions from: Net investment income	(.23)	(.24)	(.19)	(.24)	(.40)
Net realized gains on investment transactions	—	—	—	—	(2.60)
Total distributions	(.23)	(.24)	(.19)	(.24)	(3.00)
Net asset value, end of period	$ 15.79	$ 14.57	$ 11.24	$ 13.40	$ 13.40
Total Return (%)	10.07	32.60	(14.98)	1.87	16.13
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	274	263	215	257	219
Ratio of expenses (%)	.80	.80	.79	.79	.80
Ratio of net investment income (loss) (%)	1.84	1.94	1.84	1.75	2.55
Portfolio turnover rate (%)	40	58	84	72	56

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

b Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.55	$ 11.23	$ 12.77
Income (loss) from investment operations: Net investment income (loss)[b]	.22	.18	.15
Net realized and unrealized gain (loss) on investment transactions	1.17	3.35	(1.69)
Total from investment operations	1.39	3.53	(1.54)
Less distributions from: Net investment income	(.17)	(.21)	—
Net asset value, end of period	$ 15.77	$ 14.55	$ 11.23
Total Return (%)	9.65	32.19	(12.06)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	18.5
Ratio of expenses (%)	1.18	1.19	1.04*
Ratio of net investment income (loss) (%)	1.46	1.55	2.74*
Portfolio turnover rate (%)	40	58	84**

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b Based on average shares outstanding during the period.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

Scudder Mercury Large Cap Core Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the period (November 15, 2004) ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the period ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 11/15/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,039.00	$ 1,039.00
Expenses Paid per $1,000*	$ 1.28	$ 1.54
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 11/15/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,005.05	$ 1,004.79
Expenses Paid per $1,000*	$ 1.26	$ 1.51

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days since the commencement of the class (November 15, 2004), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Mercury Large Cap Core Portfolio	1.12%	1.11%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

Scudder Mercury Large Cap Core Portfolio

The portfolio gained 3.90% (Class A shares, unadjusted for contract charges) from its date of inception, November 15, 2004, through December 31, 2004, while its benchmark, the Russell 1000 Index, returned 3.01% for the same period.

Security selection in the consumer discretionary sector detracted from the relative return. President Bush's re-election in November sparked a rally in nearly all sectors. The more notable run-ups were among health-care providers and insurers, fueled by the perception that the Bush administration — compared to a possible Kerry presidency — would foster a more favorable regulatory environment. As a result, the portfolio's overweight in health care benefited performance. The fund's overweight in consumer discretionary and absence of positions in telecommunication services also proved beneficial.

Only three of the portfolio's 10 largest holdings contributed positively to its relative performance during the period: Prudential Financial, Inc., Motorola, Inc. and General Electric Co. Our position in Pfizer, Inc. had a slightly negative effect on the comparative performance, while the relative returns of Costco Wholesale Corp., Microsoft Corp., ConocoPhillips, Exxon Mobil Corp., ChevronTexaco Corp. and Johnson & Johnson were virtually flat.

The portfolio currently emphasizes a pro-cyclical approach to the economy because we believe that, for now, economic and earnings growth will be reasonably strong. Accordingly, the portfolio's largest overweights versus the benchmarks are IT, consumer discretionary, materials and energy, while the largest underweights are telecommunication services, consumer staples and financial services.

Bob Doll, CFA, CPA
Lead Portfolio Manager

Tasos Bouloutas Brenda Sklar
Dan Hansen Gregory Brunk
Portfolio Managers

Fund Asset Management L.P., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Returns during part or all of the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The portfolio is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized United States companies whose common stocks are traded in the US. This larger capitalization, market-oriented index is highly correlated with the S&P 500 Index. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Mercury Large Cap Core Portfolio

Asset Allocation	12/31/04

Common Stocks	99%
Cash Equivalents	1%
100%
Sector Diversification (Excludes Cash Equivalents)	12/31/04

Information Technology	24%
Consumer Discretionary	18%
Health Care	12%
Financials	12%
Energy	11%
Industrials	8%
Materials	8%
Consumer Staples	4%
Utilities	3%
100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 36. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Mercury Large Cap Core Portfolio

	Shares	Value ($)

Common Stocks 96.1%
Consumer Discretionary 17.6%
Hotels Restaurants & Leisure 1.0%
McDonald's Corp.	490	15,709
Household Durables 3.6%
Black & Decker Corp.	130	11,483
Harman International Industries, Inc.	120	15,240
NVR, Inc.*	20	15,388
The Stanley Works	285	13,962
		56,073
Leisure Equipment & Products 0.9%
Eastman Kodak Co.	435	14,029
Media 0.5%
Getty Images, Inc.*	115	7,918
Multiline Retail 2.9%
Dillard's, Inc. "A"	475	12,763
J.C. Penny Co., Inc.	405	16,767
Nordstrom, Inc.	350	16,356
		45,886
Specialty Retail 8.7%
Abercrombie & Fitch Co. "A"	335	15,728
American Eagle Outfitters, Inc.	350	16,485
Circuit City Stores, Inc.	880	13,763
Claire's Stores, Inc.	245	5,206
Limited Brands	655	15,078
Michaels Stores, Inc.	370	11,089
PETsMART, Inc.	390	13,857
Staples, Inc.	510	17,192
The Gap, Inc.	625	13,200
Urban Outfitters, Inc.*	320	14,208
		135,806
Consumer Staples 3.4%
Food & Staples Retailing 1.3%
Costco Wholesale Corp.	365	17,670
Wal-Mart Stores, Inc.	35	2,377
		20,047
Food Products 1.9%
Archer-Daniels-Midland Co.	740	16,509
Tyson Foods, Inc. "A"	740	13,616
		30,125
Household Products 0.2%
Procter & Gamble Co.	55	3,029
Energy 11.1%
Oil & Gas
Amerada Hess Corp.	170	14,005
Anadarko Petroleum Corp.	115	7,453
Ashland, Inc.	170	9,925
Burlington Resources, Inc.	400	17,400
ChevronTexaco Corp.	560	29,406
ConocoPhillips	260	22,576
Devon Energy Corp.	85	3,308
ExxonMobil Corp.	525	26,911
Occidental Petroleum Corp.	165	9,629
	Shares	Value ($)

Sunoco, Inc.	185	15,116
Valero Energy Corp.	370	16,798
		172,527
Financials 11.1%
Banks 0.6%
Bank of America Corp.	190	8,928
Capital Markets 0.5%
E*TRADE Financial Corp.*	530	7,924
Diversified Financial Services 1.7%
Citigroup, Inc.	335	16,140
Countrywide Financial Corp.	180	6,662
JPMorgan Chase & Co.	85	3,316
		26,118
Insurance 8.3%
Allstate Corp.	305	15,775
American International Group, Inc.	65	4,268
Chubb Corp.	215	16,533
Hartford Financial Services Group, Inc.	70	4,852
Lincoln National Corp.	325	15,171
Loews Corp.	215	15,114
MetLife, Inc.	105	4,254
Prudential Financial, Inc.	365	20,060
Safeco Corp.	305	15,933
UnumProvident Corp.	740	13,276
W.R. Berkley Corp.	105	4,953
		130,189
Health Care 11.7%
Health Care Equipment & Supplies 0.8%
Bausch & Lomb, Inc.	35	2,256
Becton, Dickinson & Co.	185	10,508
		12,764
Health Care Providers & Services 5.1%
Aetna, Inc.	135	16,841
CIGNA Corp.	200	16,314
Humana, Inc.*	540	16,033
Laboratory Corp. of America Holdings*	300	14,946
PacifiCare Health Systems, Inc.*	275	15,543
		79,677
Pharmaceuticals 5.8%
Celgene Corp.*	475	12,602
Johnson & Johnson	605	38,369
Pfizer, Inc.	1,445	38,856
		89,827
Industrials 7.6%
Aerospace & Defense 1.2%
Boeing Co.	140	7,248
General Dynamics Corp.	80	8,368
Goodrich Corp.	100	3,264
		18,880
Air Freight & Logistics 0.8%
FedEx Corp.	45	4,432
Ryder System, Inc.	170	8,121
		12,553
	Shares	Value ($)

Commercial Services & Supplies 0.0%
ITT Educational Services, Inc.*	15	718
Electrical Equipment 1.1%
Rockwell Automation, Inc.	340	16,847
Industrial Conglomerates 2.1%
General Electric Co.	920	33,580
Machinery 1.2%
Cummins, Inc.	190	15,920
Graco, Inc.	70	2,614
		18,534
Road & Rail 1.2%
CNF, Inc.	35	1,754
Norfolk Southern Corp.	455	16,466
		18,220
Information Technology 23.1%
Communications Equipment 3.8%
Cisco Systems, Inc.*	120	2,316
Harris Corp.	100	6,179
Lucent Technologies, Inc.*	4,005	15,059
Motorola, Inc.	1,175	20,210
Tellabs, Inc.*	1,795	15,419
		59,183
Computers & Peripherals 4.5%
Apple Computer, Inc.*	280	18,032
Dell, Inc.*	325	13,695
Hewlett-Packard Co.	840	17,615
International Business Machines Corp.	55	5,422
NCR Corp.*	220	15,231
		69,995
Electronic Equipment & Instruments 0.4%
Tech Data Corp.*	135	6,129
IT Consulting & Services 3.4%
Affiliated Computer Services, Inc. "A"*	255	15,348
CheckFree Corp.*	375	14,280
Computer Sciences Corp.*	100	5,637
Electronic Data Systems Corp.	295	6,815
Sabre Holdings Corp.	455	10,083
		52,163
Office Electronics 1.1%
Xerox Corp.*	1,040	17,690
Semiconductors & Semiconductor Equipment 1.7%
Cree, Inc.*	355	14,228
Intel Corp.	215	5,029
Microchip Technology, Inc.	275	7,332
		26,589
	Shares	Value ($)

Software 8.2%
Adobe Systems, Inc.	255	15,999
Autodesk, Inc.	420	15,939
BMC Software, Inc.*	550	10,230
McAfee, Inc.*	475	13,742
Microsoft Corp.	640	17,094
Oracle Corp.*	1,580	21,677
Symantec Corp.*	690	17,774
TIBCO Software, Inc.*	1,185	15,808
		128,263
Materials 7.4%
Chemicals 2.0%
Eastman Chemical Co.	280	16,164
Lyondell Chemical Co.	540	15,617
		31,781
Containers & Packaging 0.7%
Ball Corp.	270	11,875
Metals & Mining 3.1%
Nucor Corp.	315	16,487
Phelps Dodge Corp.	155	15,332
United States Steel Corp.	300	16,144
		47,963
Paper & Forest Products 1.6%
Georgia-Pacific Corp.	420	15,742
MeadWestvaco Corp.	255	8,642
		24,384
Utilities 3.1%
Electric Utilities 2.3%
Edison International	455	14,574
Northeast Utilities	255	4,807
TXU Corp.	240	15,494
		34,875
Multi-Utilities 0.7%
Dynegy, Inc. "A"*	2,405	11,112
Multi-Utilities & Unregulated Power 0.1%
Reliant Energy, Inc.*	135	1,843
Total Common Stocks (Cost $1,455,979)		1,499,753

Cash Equivalents 0.6%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $8,787)	8,787	8,787
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,464,766) (a)	96.7	1,508,540
Other Assets and Liabilities	3.3	51,678
Net Assets	100.0	1,560,218
Notes to Scudder Mercury Large Cap Core Portfolio of Investments

* Non-income producing security.

(a) The cost for federal income tax purposes was $1,465,343. At December 31, 2004, net realized appreciation for all securities based on tax cost was $43,197. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $58,142 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,945.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $1,455,979)	$ 1,499,753
Investment in Scudder Cash Management QP Trust (cost $8,787)	8,787
Total investments in securities, at value (cost $1,464,766)	1,508,540
Cash	10,000
Receivable for investments sold	18,490
Dividends receivable	1,899
Interest receivable	145
Receivable for Portfolio shares sold	57,632
Due from Advisor	26,619
Total assets	1,623,325
Liabilities
Payable for investments purchased	35,321
Payable for Portfolio shares redeemed	158
Other accrued expenses and payables	27,628
Total liabilities	63,107
Net assets, at value	$ 1,560,218
Net Assets
Net assets consist of: Undistributed net investment income	$ 2,481
Net unrealized appreciation (depreciation) on investments	43,774
Accumulated net realized gain (loss)	6,729
Paid-in capital	1,507,234
Net assets, at value	$ 1,560,218
Class A Net Asset Value, offering and redemption price per share ($519,469 ÷ 50,000 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.39
Class B Net Asset Value, offering and redemption price per share ($1,040,749 ÷ 100,195 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.39
Statement of Operations for the period ended December 31, 2004
Investment Income
Income: Dividends	$ 2,722
Interest — Scudder Cash Management QP Trust	255
Total Income	2,977
Expenses: Management fee	1,398
Custodian and accounting fees	5,952
Distribution service fees (Class B)	229
Record keeping fees (Class B)	137
Auditing	24,011
Trustees' fees and expenses	138
Legal	322
Reports to shareholders	1,012
Offering cost	1,242
Other	360
Total expenses, before expense reductions	34,801
Expense reductions	(33,063)
Total expenses, after expense reductions	1,738
Net investment income (loss)	1,239
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	6,729
Net unrealized appreciation (depreciation) during the period on investments	43,774
Net gain (loss) on investment transactions	50,503
Net increase (decrease) in net assets resulting from operations	$ 51,742

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended December 31, 2004[a]
Operations: Net investment income (loss)	$ 1,239
Net realized gain (loss) on investment transactions	6,729
Net unrealized appreciation (depreciation) on investment transactions during the period	43,774
Net increase (decrease) in net assets resulting from operations	51,742
Portfolio share transactions: Class A Proceeds from shares sold	499,964
Net increase (decrease) in net assets from Class A share transactions	499,964
Class B Proceeds from shares sold	1,008,929
Cost of shares redeemed	(417)
Net increase (decrease) in net assets from Class B share transactions	1,008,512
Increase (decrease) in net assets	1,508,476
Net assets at beginning of period	—
Net assets at end of period (including undistributed net investment income of 2,481)	$ 1,560,218
Other Information
Class A Shares outstanding at beginning of period	—
Shares sold	50,000
Net increase (decrease) in Portfolio shares	50,000
Shares outstanding at end of period	50,000
Class B Shares outstanding at beginning of period	—
Shares sold	100,236
Shares redeemed	(41)
Net increase (decrease) in Portfolio shares	100,195
Shares outstanding at end of period	100,195

a For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.01
Net realized and unrealized gain (loss) on investment transactions	.38
Total from investment operations	.39
Net asset value, end of period	$ 10.39
Total Return (%)[c]	3.90**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1
Ratio of expenses before expense reductions (%)	22.15*
Ratio of expenses after expense reductions (%)	1.12*
Ratio of net investment income (loss) (%)	.79*
Portfolio turnover rate (%)	104*

a For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

b Based on average shares outstanding during the period.

c Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B

2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.01
Net realized and unrealized gain (loss) on investment transactions	.38
Total from investment operations	.39
Net asset value, end of period	$ 10.39
Total Return (%)[c]	3.90**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1
Ratio of expenses before expense reductions (%)	22.55*
Ratio of expenses after expense reductions (%)	1.11*
Ratio of net investment income (loss) (%)	.80*
Portfolio turnover rate (%)	104*

a For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

b Based on average shares outstanding during the period.

c Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Performance Summary December 31, 2004

Scudder Money Market Portfolio

Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Current performance may be higher or lower than the performance quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation.

Portfolio's Class A Shares Yield
	7-day current yield	7-day compounded effective yield
December 31, 2004	1.62%	1.63%
December 31, 2003	.76%	.77%
Portfolio's Class B Shares Yield
	7-day current yield	7-day compounded effective yield
December 31, 2004	1.24%	1.25%
December 31, 2003	.35%	.35%

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. The 7-day compounded effective yield is the annualized yield based on the most recent 7 days of interest earnings with all income reinvested.

Information About Your Portfolio's Expenses

Scudder Money Market Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these table is meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,005.70	$ 1,003.80
Expenses Paid per $1,000*	$ 2.85	$ 4.73
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,022.37	$ 1,020.48
Expenses Paid per $1,000*	$ 2.87	$ 4.77

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Money Market Portfolio	.56%	.94%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

Scudder Money Market Portfolio

As economic recovery gained some momentum during the first quarter of 2004, the market turned its attention to the persistent lack of job creation, and the one-year LIBOR declined from 1.60% at the start of the year to 1.35% by the end of March. In early April, however, fixed income markets experienced a dramatic turnaround as the government reported that the economy had created more than 300,000 new jobs. In reaction, the Fed enacted its "measured pace" policy of gradually raising short-term interest rates at its five Federal Open Market Committee meetings from June through December 2004. In the second half of the year, the economy showed resiliency in the face of sharply rising oil prices, proving to many that the recovery had gained a firm foothold. In light of this renewed confidence — and continued job growth — at the close of the year LIBOR rose to 3.10%, its highest level since March 2002.

During the 12-month period ended December 31, 2004, the portfolio provided a total return of 0.91% (Class A shares, unadjusted for contract charges) compared with the 0.85% average return for funds in the Lipper Variable Money Market Funds category for the same period, according to Lipper Inc. Please see the following page for standardized performance as of December 31, 2004.

In the second quarter, one-year money market rates rose sharply in response to concerns that the Fed would raise short-term interest rates aggressively over the next 12 to 24 months. Our strategy was to substantially decrease the portfolio's average maturity to reduce risk, limiting our purchases to three-month maturity issues and shorter. During this period, we also increased the fund's allocation in floating-rate securities. Our decision to increase our allocation in this sector helped performance during the period. Going forward, we will continue our insistence on the highest credit quality within the portfolio and maintain our conservative investment strategies and standards.

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Deutsche Investment Management Americas Inc.

Performance is historical, assumes reinvestment of all dividends, and does not guarantee future results. Current performance may be higher or lower than the performance quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the fund than the total return quotation.

Risk Considerations

An investment in this portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio. Please read this portfolio's prospectus for specific details regarding its investment and risk profile.

LIBOR, the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

The Lipper Variable Money Market Funds category includes funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days and that intend to keep a constant net asset value. It is not possible to invest directly in a Lipper category.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Money Market Portfolio

Asset Allocation	12/31/04	12/31/03

Commercial Paper	41%	29%
Floating Rate Notes	20%	37%
Certificates of Deposit and Bank Notes	12%	13%
US Government Sponsored Agencies+	11%	14%
Repurchase Agreements	8%	5%
Funding Agreement	3%	—
Promissory Notes	3%	—
Short-Term Notes	2%	1%
Asset Backed	—	1%
	100%	100%

+ Not backed by the full faith and credit of the US Government

Weighted Average Maturity*
Scudder Variable Series II — Money Market Portfolio	30 days	59 days
First Tier Money Fund Average	36 days	52 days

* The Funds are compared to their respective iMoneyNet category: Category includes only non-government retail funds that are not holding any second tier securities. Portfolio Holdings of First Tier funds include U.S. Treasury, U.S. Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier CP, Floating Rate Notes and Asset backed Commercial Paper.

Asset allocation is subject to change.

For more complete details about the Portfolios' holdings, see page 47. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Money Market Portfolio

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 12.2%
HBOS Treasury Services PLC, 2.06%, 1/26/2005	10,000,000	10,000,000
Nordea Bank Finland PLC, 2.36%, 2/2/2005	9,000,000	9,000,080
Societe Generale:
1.185%, 1/4/2005	5,000,000	5,000,000
2.32%, 2/2/2005	6,000,000	6,000,000
Toronto Dominion Bank, 2.505%, 5/27/2005	6,000,000	6,000,120
Total Certificates of Deposit and Bank Notes (Cost $36,000,200)		36,000,200

Commercial Paper 40.8%
British Transco Capital, Inc., 2.31%**, 2/1/2005	3,000,000	2,994,032
Cancara Asset Securitization LLC:
2.04%**, 1/20/2005	5,000,000	4,994,617
2.37%**, 1/24/2005	6,000,000	5,990,915
CC (USA), Inc.:
2.0%**, 1/7/2005	7,000,000	6,997,667
2.05%**, 1/25/2005	9,000,000	8,987,700
Charta LLC, 2.34%**, 1/24/2005	12,000,000	11,982,060
CIT Group, Inc.:
2.0%**, 1/4/2005	2,000,000	1,999,667
2.32%**, 1/31/2005	3,000,000	2,994,200
2.37%**, 4/4/2005	3,000,000	2,981,710
Dorada Finance, Inc.:
2.01%**, 1/10/2005	7,000,000	6,996,483
2.39%**, 3/8/2005	4,000,000	3,982,473
General Electric Capital Corp., 1.88%**, 2/1/2005	4,000,000	3,993,524
Giro Funding US Corp.:
2.02%**, 1/14/2005	2,000,000	1,998,541
2.37%**, 1/28/2005	3,000,000	2,994,668
Greyhawk Funding LLC, 2.04%**, 1/19/2005	8,000,000	7,991,840
K2 (USA) LLC:
1.87%**, 2/18/2005	4,000,000	3,990,027
1.9%**, 2/18/2005	6,000,000	5,984,800
2.06%**, 1/24/2005	5,000,000	4,993,419
Lake Constance Funding LLC, 2.04%**, 1/21/2005	5,000,000	4,994,333
Perry Global Funding LLC, Series A, 2.06%**, 1/24/2005	7,000,000	6,990,787
Prudential PLC, 2.02%**, 1/7/2005	9,000,000	8,996,970
Swedish National Housing Finance Corp., 2.28%**, 1/31/2005	6,000,000	5,988,600
Total Commercial Paper (Cost $119,819,033)		119,819,033

	Principal Amount ($)	Value ($)

Floating Rate Notes* 19.7%
Credit Suisse First Boston, 2.46%, 9/9/2005	7,000,000	7,001,127
Depfa Bank PLC, 1.86%, 9/15/2005	4,000,000	4,000,000
HSBC Finance Corp., 2.41%, 8/18/2005	12,000,000	12,009,977
International Business Machines Corp., 2.07%, 12/8/2005	3,000,000	2,999,355
Merrill Lynch & Co., Inc., 2.708%, 1/14/2005	18,000,000	18,002,186
Morgan Stanley:
2.33%, 2/18/2005	10,000,000	10,000,000
2.35%, 4/19/2005	4,000,000	4,000,000
Total Floating Rate Notes (Cost $58,012,645)		58,012,645

Short-Term Notes 2.4%
American General Finance Corp., 7.45%, 1/15/2005 (Cost $7,016,460)	7,000,000	7,016,460

US Government Sponsored Agencies+ 11.1%
Federal Home Loan Bank, 1.5%, 3/8/2005	5,000,000	5,000,000
Federal Home Loan Mortgage Corp.:
1.5%, 2/14/2005	5,000,000	5,000,000
2.0%*, 10/7/2005	10,000,000	10,000,000
2.165%*, 11/7/2005	5,000,000	5,000,000
Federal National Mortgage Association:
1.75%, 5/23/2005	3,500,000	3,500,000
1.835%**, 2/16/2005	4,000,000	3,990,621
Total US Government Sponsored Agencies (Cost $32,490,621)		32,490,621

Promissory Notes 3.4%
Goldman Sachs Group, Inc., 2.463%*, 5/26/2005 (Cost $10,000,000)	10,000,000	10,000,000

Funding Agreement 2.4%
New York Life Insurance Co., Series A, 2.0%*, 9/20/2005 (Cost $7,000,000)	7,000,000	7,000,000

	Principal Amount ($)	Value ($)

Repurchase Agreements 7.9%
Citigroup Global Markets, Inc., 2.3%, dated 12/31/2004, to be repurchased at $23,004,408 on 1/3/2005 (b)	23,000,000	23,000,000
State Street Bank and Trust Co., 1.9%, dated 12/31/2004, to be repurchased at $293,046 on 1/3/2005 (c)	293,000	293,000
Total Repurchase Agreements (Cost $23,293,000)		23,293,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $293,631,959) (a)	99.9	293,631,959
Other Assets and Liabilities, Net	0.1	354,525
Net Assets	100.0	293,986,484
Notes to Scudder Money Market Portfolio of Investments

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2004.

** Annualized yield at time of purchase; not a coupon rate.

+ Not backed by the full faith and credit of the US Government.

(a) Cost for federal income tax purposes was $293,631,959.

(b) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
20,945,000	Fannie Mae	6.25	2/1/2011	23,473,725
450,000	Federal Home Loan Bank	2.55	2/28/2007	446,748
				23,920,473

(c) Collateralized by a $305,000 Federal National Mortgage Association, 4.50% maturing on 6/1/2018 with a value of $301,950.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at amortized cost (cost $270,338,959)	$ 270,338,959
Repurchase agreements, at amortized cost (cost $23,293,000)	23,293,000
Total investments in securities, at amortized cost (cost $293,631,959)	293,631,959
Cash	136
Receivable for Portfolio shares sold	280,498
Interest receivable	588,785
Other assets	28,655
Total assets	294,530,033
Liabilities
Payable for Portfolio shares redeemed	118,232
Dividends payable	197,762
Accrued management fee	115,328
Other accrued expenses and payables	112,227
Total liabilities	543,549
Net assets, at value	$ 293,986,484
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(42,078)
Paid-in capital	294,028,562
Net assets, at value	$ 293,986,484
Class A Net Asset Value, offering and redemption price per share ($241,274,286 ÷ 241,307,750 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Class B Net Asset Value, offering and redemption price per share ($52,712,198 ÷ 52,717,331 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Interest	$ 5,271,765
Expenses: Management fee	1,840,343
Custodian fees	26,325
Distribution service fees (Class B)	157,184
Record keeping fees (Class B)	82,393
Auditing	34,485
Legal	22,588
Trustees' fee and expenses	6,352
Reports to shareholders	54,350
Other	13,136
Total expenses, before expense reductions	2,237,156
Expense reductions	(4,380)
Total expenses, after expense reductions	2,232,776
Net investment income	3,038,989
Net realized gain (loss) from investments	3,830
Net increase (decrease) in net assets resulting from operations	$ 3,042,819

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations: Net investment income	$ 3,038,989	$ 3,494,967
Net realized gain (loss) on investment transactions	3,830	41
Net increase (decrease) in net assets resulting from operations	3,042,819	3,495,008
Distributions to shareholders from: Net investment income Class A	(2,746,531)	(3,404,574)
Class B	(313,926)	(96,426)
Portfolio share transactions: Class A Proceeds from shares sold	220,350,001	312,219,158
Reinvestment of distributions	2,679,083	3,301,598
Cost of shares redeemed	(308,224,544)	(559,028,884)
Net increase (decrease) in net assets from Class A share transactions	(85,195,460)	(243,508,128)
Class B Proceeds from shares sold	69,563,948	92,463,564
Reinvestment of distributions	295,489	87,495
Cost of shares redeemed	(83,569,264)	(28,805,563)
Net increase (decrease) in net assets from Class B share transactions	(13,709,827)	63,745,496
Increase (decrease) in net assets	(98,922,925)	(179,768,624)
Net assets at beginning of period	392,909,409	572,678,033
Net assets at end of period (including accumulated distributions in excess of net investment income of $42,078 and $24,440, respectively)	$ 293,986,484	$ 392,909,409
Other Information
Class A Shares outstanding at beginning of period	326,503,210	570,017,689
Shares sold	220,350,001	312,219,158
Shares issued to shareholders in reinvestment of distributions	2,679,083	3,301,598
Shares redeemed	(308,224,544)	(559,035,235)
Net increase (decrease) in Portfolio shares	(85,195,460)	(243,514,479)
Shares outstanding at end of period	241,307,750	326,503,210
Class B Shares outstanding at beginning of period	66,427,158	2,681,662
Shares sold	69,563,948	92,463,564
Shares issued to shareholders in reinvestment of distributions	295,489	87,495
Shares redeemed	(83,569,264)	(28,805,563)
Net increase (decrease) in Portfolio shares	(13,709,827)	63,745,496
Shares outstanding at end of period	52,717,331	66,427,158

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from investment operations: Net investment income	.009	.007	.013	.037	.059
Total from investment operations	.009	.007	.013	.037	.059
Less distributions from: Net investment income	(.009)	(.007)	(.013)	(.037)	(.059)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return (%)	.91	.72	1.35	3.75	6.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	241	326	570	671	279
Ratio of expenses (%)	.53	.54	.54	.55	.58
Ratio of net investment income (%)	.88	.73	1.35	3.39	5.94

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000
Income from investment operations: Net investment income	.005	.004	.007
Total from investment operations	.005	.004	.007
Less distributions from: Net investment income	(.005)	(.004)	(.007)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000
Total Return (%)	.52	.42	.67**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53	66	3
Ratio of expenses before expense reductions (%)	.91	.93	.79*
Ratio of expenses after expense reductions (%)	.91	.92	.64*
Ratio of net investment income (%)	.50	.35	1.11*

a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

* Annualized

** Not annualized

Performance Summary December 31, 2004

Scudder Small Cap Growth Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Finally, derivatives may be more volatile and less liquid than traditional securities and the Portfolio could suffer losses on its derivatives positions. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Small Cap Growth Portfolio from 12/31/1994 to 12/31/2004
[] Scudder Small Cap Growth Portfolio — Class A [] Russell 2000 Growth Index

The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
Scudder Small Cap Growth Portfolio		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,102	$9,821	$6,243	$22,226
	Average annual total return	11.02%	-.60%	-8.99%	8.31%
Russell 2000 Growth Index	Growth of $10,000	$11,431	$11,841	$8,338	$19,888
	Average annual total return	14.31%	5.79%	-3.57%	7.12%
Scudder Small Cap Growth Portfolio				1-Year	Life of Class*
Class B	Growth of $10,000			$11,054	$13,291
	Average annual total return			10.54%	12.04%
Russell 2000 Growth Index	Growth of $10,000			$11,431	$14,326
	Average annual total return			14.31%	15.47%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

Scudder Small Cap Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,046.60	$ 1,044.40
Expenses Paid per $1,000*	$ 3.73	$ 5.66
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,021.56	$ 1,019.67
Expenses Paid per $1,000*	$ 3.69	$ 5.59

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Small Cap Growth Portfolio	.72%	1.10%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

Scudder Small Cap Growth Portfolio

During 2004, the small-cap equity market outperformed the large-cap segment for the second consecutive year. However, the small, low-quality and high-beta companies that dominated market returns in 2003 continued their reversal as the larger-cap, higher-quality, and dividend-paying securities increasingly drew the attention of investors. In this environment, the portfolio produced an 11.02% total return (Class A shares, unadjusted for contract charges) over the 12-month period ended December 31, 2004, though it underperformed the 14.31% return of the Russell 2000 Growth Index. During the period, the market was able to weather a mixed-bag of labor reports, the insurgency in Iraq, a midyear spike in oil prices and the hotly contested presidential election.

Stock selection contributed to performance over the 12-month period. Holdings within information technology and financials were the largest contributors. Stock selection within the consumer discretionary sector detracted from performance during the period. In terms of sector allocation, the portfolio's overweight in information technology was the biggest driver of positive performance over the period, while an overweight in consumer discretionary was a significant detractor. However, our current view is that industry profit growth in technology is likely to slow, and we have decreased our overall weighting in technology based on this belief.

With underlying economic and market factors supportive of the equity markets, investors should continue to focus on those more profitable small-cap companies that report superior earnings. This should bode well for this segment of the stock market, despite rising interest rates, high energy costs and the weakening dollar. Based on this belief, we have increased or maintained our weighting across most sectors, with the exception of technology.

Samuel A. Dedio
Robert S. Janis

Co-Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Finally, derivatives may be more volatile and less liquid than traditional securities and the portfolio could suffer losses on its derivatives positions. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to- book ratio and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Small Cap Growth Portfolio

Asset Allocation (Excludes Security Lending Collateral)	12/31/04	12/31/03

Common Stocks	97%	97%
Cash Equivalents	3%	3%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Security Lending Collateral)	12/31/04	12/31/03

Information Technology	29%	37%
Health Care	24%	18%
Consumer Discretionary	22%	16%
Industrials	8%	9%
Financials	8%	9%
Consumer Staples	5%	5%
Energy	3%	4%
Materials	1%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 7. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Small Cap Growth Portfolio

	Shares	Value ($)

Common Stocks 98.0%
Consumer Discretionary 21.2%
Hotels Restaurants & Leisure 8.9%
Buffalo Wild Wings, Inc.*	80,900	2,816,129
LIFE TIME FITNESS, Inc.*	121,400	3,141,832
P.F. Chang's China Bistro, Inc.*	89,500	5,043,325
RARE Hospitality International, Inc.*	168,500	5,368,410
Shuffle Master, Inc.* (d)	103,400	4,870,140
		21,239,836
Internet & Catalog Retail 1.2%
Sharper Image Corp.*	143,700	2,708,745
Media 2.2%
Journal Register Co.*	143,800	2,779,654
Lions Gate Entertainment Corp.* (d)	225,400	2,393,748
		5,173,402
Specialty Retail 6.6%
Aeropostale, Inc.*	178,900	5,265,027
Hot Topic, Inc.* (d)	267,700	4,601,763
Kenneth Cole Productions, Inc. "A" (d)	128,500	3,965,510
New York & Co., Inc.*	117,900	1,947,708
		15,780,008
Textiles, Apparel & Luxury Goods 2.3%
Gildan Activewear, Inc. "A"	90,900	3,089,691
The Warnaco Group, Inc.*	114,300	2,468,880
		5,558,571
Consumer Staples 4.7%
Food & Staples Retailing 2.4%
United Natural Foods, Inc.*	185,200	5,759,720
Household Products 2.3%
Jarden Corp.*	123,300	5,356,152
Energy 2.8%
Oil & Gas
Bill Barrett Corp.*	76,300	2,440,837
Southwestern Energy Co.*	85,100	4,313,719
		6,754,556
Financials 7.8%
Capital Markets 3.7%
Jefferies Group, Inc.	88,300	3,556,724
Piper Jaffray Companies, Inc.*	111,400	5,341,630
		8,898,354
Diversified Financial Services 2.7%
Affiliated Managers Group, Inc.* (d)	95,050	6,438,687
Insurance 1.4%
KMG America Corp.*	289,400	3,183,400
Health Care 23.7%
Health Care Equipment & Supplies 6.5%
Advanced Medical Optics, Inc.* (d)	115,600	4,755,784
American Medical Systems Holdings, Inc.*	62,700	2,621,487
ArthroCare Corp.* (d)	113,800	3,648,428
	Shares	Value ($)

Wright Medical Group, Inc.*	152,300	4,340,550
		15,366,249
Health Care Providers & Services 14.0%
American Healthways, Inc.* (d)	123,100	4,067,224
AMERIGROUP Corp.*	93,300	7,059,078
Beverly Enterprises, Inc.*	577,000	5,279,550
Centene Corp.*	305,800	8,669,430
United Surgical Partners International, Inc.*	120,400	5,020,680
WellCare Health Plans, Inc.*	104,100	3,383,250
		33,479,212
Pharmaceuticals 3.2%
Able Laboratories, Inc.*	108,500	2,468,375
Connetics Corp.*	212,500	5,161,625
		7,630,000
Industrials 8.5%
Commercial Services & Supplies 1.3%
CoStar Group, Inc.*	64,250	2,967,065
Machinery 2.8%
Joy Global, Inc.	90,000	3,908,700
Watts Water Technologies, Inc. "A"	83,200	2,682,368
		6,591,068
Road & Rail 2.0%
Heartland Express, Inc.	213,950	4,807,457
Transportation Infrastructure 2.4%
Overnite Corp.	156,000	5,809,440
Information Technology 28.3%
Communications Equipment 5.8%
Avocent Corp.*	117,500	4,761,100
CommScope, Inc.* (d)	186,600	3,526,740
Foundry Networks, Inc.*	417,200	5,490,352
		13,778,192
Internet Software & Services 4.8%
Audible, Inc.*	124,800	3,251,040
Openwave Systems, Inc.* (d)	256,800	3,970,128
Websense, Inc.*	85,400	4,331,488
		11,552,656
IT Consulting & Services 1.4%
CSG Systems International, Inc.*	175,600	3,283,720
Semiconductors & Semiconductor Equipment 8.4%
AMIS Holdings, Inc.*	141,000	2,329,320
Emulex Corp.*	271,200	4,567,008
FormFactor, Inc.*	138,100	3,748,034
Power Integrations, Inc.*	252,500	4,994,450
Tessera Technologies, Inc.*	116,800	4,346,128
		19,984,940
Software 7.9%
Hyperion Solutions Corp.*	130,300	6,074,586
Kronos, Inc.*	84,500	4,320,485
Macromedia, Inc.*	135,800	4,226,096
THQ, Inc.*	190,000	4,358,600
		18,979,767
	Shares	Value ($)

Materials 1.0%
Metals & Mining
Foundation Coal Holdings, Inc.* (d)	106,000	2,444,360
Total Common Stocks (Cost $187,273,102)		233,525,557

Preferred Stocks 0.0%
Convergent Networks, Inc. "D"* (c)	113,149	6,789
fusionOne "D"* (c)	230,203	14,963
Planetweb, Inc. "E"* (c)	137,868	0
Total Preferred Stocks (Cost $2,000,004)		21,752
	Shares	Value ($)

Securities Lending Collateral 14.6%
Daily Assets Fund Institutional, 2.25% (e) (f) (cost $34,889,150)	34,889,150	34,889,150

Cash Equivalents 2.6%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $6,200,320)	6,200,320	6,200,320
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $230,362,576) (a)	115.2	274,636,779
Other Assets and Liabilities, Net	(15.2)	(36,230,915)
Net Assets	100.0	238,405,864
Notes to Scudder Small Cap Growth Portfolio of Investments

* Non-income producing security.

(a) The cost for federal income tax purposes was $230,362,576. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $44,274,203. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $48,400,300 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,126,097.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such a security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Schedule of Restricted Securities
Securities	Acquisition Dates	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Convergent Networks, Inc. "D"	June 2003	—	6,789.003
fusionOne"D"	October 2000	1,250,002	14,963.006
Planetweb, Inc. "E"	September 2000	750,002	—	—
Total Restricted Securities			21,752.009

(d) All or a portion of these securities were on loan (see Notes to Financials Statements). The value of all securities loaned at December 31, 2004 amounted to $33,864,670, which is 14.2% of total net assets.

(e) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $189,273,106) — including $33,864,670 of securities loaned	$ 233,547,309
Investment in Daily Assets Fund Institutional (cost $34,889,150)*	34,889,150
Investment in Scudder Cash Management QP Trust (cost $6,200,320)	6,200,320
Total investments in securities, at value (cost $230,362,576)	274,636,779
Cash	10,000
Receivable for investments sold	109,972
Dividends receivable	4,279
Interest receivable	20,229
Receivable for Portfolio shares sold	29,855
Other assets	12,431
Total assets	274,823,545
Liabilities
Payable for investments purchased	935,660
Payable upon return of securities loaned	34,889,150
Payable for Portfolio shares redeemed	375,462
Accrued management fee	133,718
Other accrued expenses and payables	83,691
Total liabilities	36,417,681
Net assets, at value	$ 238,405,864
Net Assets
Net assets consist of: Accumulated net investment loss	(1,853)
Net unrealized appreciation (depreciation) on investments	44,274,203
Accumulated net realized gain (loss)	(136,503,455)
Paid-in capital	330,636,969
Net assets, at value	$ 238,405,864
Class A Net Asset Value, offering and redemption price per share ($210,319,486 ÷ 16,708,714 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.59
Class B Net Asset Value, offering and redemption price per share ($28,086,378 ÷ 2,250,352 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.48

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends	$ 296,329
Securities lending income, including income from Daily Assets Fund Institutional	105,683
Interest — Scudder Cash Management QP Trust	144,237
Total Income	546,249
Expenses: Management fee	1,466,445
Custodian fees	17,450
Distribution service fees (Class B)	55,527
Record keeping fees (Class B)	28,955
Auditing	59,383
Legal	16,820
Reports to shareholders	44,453
Other	3,178
Total expenses, before expense reductions	1,692,211
Expense reductions	(2,584)
Total expenses, after expense reductions	1,689,627
Net investment income (loss)	(1,143,378)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	9,898,921
Net unrealized appreciation (depreciation) during the period on investments	14,522,914
Net gain (loss) on investment transactions	24,421,835
Net increase (decrease) in net assets resulting from operations	$ 23,278,457

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations: Net investment income (loss)	$ (1,143,378)	$ (782,215)
Net realized gain (loss) on investment transactions	9,898,921	21,248,380
Net unrealized appreciation (depreciation) on investment transactions during the period	14,522,914	31,300,241
Net increase (decrease) in net assets resulting from operations	23,278,457	51,766,406
Portfolio share transactions: Class A Proceeds from shares sold	41,819,691	46,393,822
Cost of shares redeemed	(62,320,969)	(40,809,284)
Net increase (decrease) in net assets from Class A share transactions	(20,501,278)	5,584,538
Class B Proceeds from shares sold	11,462,792	13,298,753
Cost of shares redeemed	(1,207,862)	(51,363)
Net increase (decrease) in net assets from Class B share transactions	10,254,930	13,247,390
Increase (decrease) in net assets	13,032,109	70,598,334
Net assets at beginning of period	225,373,755	154,775,421
Net assets at end of period (including accumulated net investment loss of $1,853 and $14,695, respectively)	$ 238,405,864	$ 225,373,755
Other Information
Class A Shares outstanding at beginning of period	18,522,593	18,086,694
Shares sold	3,534,946	4,700,650
Shares redeemed	(5,348,825)	(4,264,751)
Net increase (decrease) in Portfolio shares	(1,813,879)	435,899
Shares outstanding at end of period	16,708,714	18,522,593
Class B Shares outstanding at beginning of period	1,358,975	52,833
Shares sold	996,848	1,310,980
Shares redeemed	(105,471)	(4,838)
Net increase (decrease) in Portfolio shares	891,377	1,306,142
Shares outstanding at end of period	2,250,352	1,358,975

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.34	$ 8.53	$ 12.80	$ 21.64	$ 26.54
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)	(.04)	(.02)	(.02)	(.09)
Net realized and unrealized gain (loss) on investment transactions	1.30	2.85	(4.25)	(6.27)	(2.01)
Total from investment operations	1.25	2.81	(4.27)	(6.29)	(2.10)
Less distributions from: Net realized gains on investment transactions	—	—	—	(2.52)	(2.80)
Return of capital	—	—	—	(.03)	—
Total distributions	—	—	—	(2.55)	(2.80)
Net asset value, end of period	$ 12.59	$ 11.34	$ 8.53	$ 12.80	$ 21.64
Total Return (%)	11.02	32.94	(33.36)	(28.91)	(10.71)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	210	210	154	232	301
Ratio of expenses (%)	.71	.69	.71	.68	.72
Ratio of net investment income (loss) (%)	(.47)	(.41)	(.24)	(.12)	(.34)
Portfolio turnover rate (%)	117	123	68	143	124

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

b Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.29	$ 8.52	$ 9.39
Income (loss) from investment operations: Net investment income (loss)[b]	(.10)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.29	2.86	(.85)
Total from investment operations	1.19	2.77	(.87)
Net asset value, end of period	$ 12.48	$ 11.29	$ 8.52
Total Return (%)	10.54	32.51	(9.27)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	15.5
Ratio of expenses before expense reduction (%)	1.10	1.08	.96*
Ratio of expenses after expense reduction (%)	1.09	1.08	.96*
Ratio of net investment income (loss) (%)	(.85)	(.80)	(.39)*
Portfolio turnover rate (%)	117	123	68

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b Based on average shares outstanding during the period.

* Annualized

** Not annualized

Performance Summary December 31, 2004

Scudder Strategic Income Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Strategic Income Portfolio from 5/1/1997 to 12/31/2004

[] Scudder Strategic Income Portfolio — Class A

[] Citigroup World Government Bond Index

[] JP Morgan Emerging Markets Bond Plus Index

[] Merrill Lynch High Yield Master Index

[] Lehman Brothers US Treasury Index

The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 18 developed countries (including the US) with maturities greater than one year. JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets. The Merrill Lynch High Yield Master Index is an unmanaged index which tracks the performance of below investment grade US dollar- denominated corporate bonds publicly issued in the US domestic market. Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
Scudder Strategic Income Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,860	$13,036	$14,070	$15,125
	Average annual total return	8.60%	9.24%	7.07%	5.54%
Citigroup World Government Bond Index	Growth of $10,000	$11,035	$15,152	$15,241	$17,746
	Average annual total return	10.35%	14.86%	8.79%	7.77%
JP Morgan Emerging Markets Bond Plus Index	Growth of $10,000	$11,177	$16,449	$18,876	$22,183
	Average annual total return	11.77%	18.05%	13.55%	10.94%
Merrill Lynch High Yield Master Index	Growth of $10,000	$11,076	$13,931	$14,234	$16,546
	Average annual total return	10.76%	11.68%	7.32%	6.79%
Lehman Brothers US Treasury Index	Growth of $10,000	$10,354	$11,834	$14,340	$16,753
	Average annual total return	3.54%	5.77%	7.48%	6.96%

The growth of $10,000 is cumulative.

Effective 5/1/2000 the Portfolio changed its investment objective.

* The Portfolio commenced operations on May 1, 1997. Index returns begin April 30, 1997.

Comparative Results
Scudder Strategic Income Portfolio		1-Year	Life of Class*
Class B	Growth of $10,000	$10,827	$11,149
	Average annual total return	8.27%	6.73%
Citigroup World Government Bond Index	Growth of $10,000	$11,035	$12,153
	Average annual total return	10.35%	12.41%
JP Morgan Emerging Markets Bond Plus Index	Growth of $10,000	$11,177	$12,597
	Average annual total return	11.77%	14.80%
Merrill Lynch High Yield Master Index	Growth of $10,000	$11,076	$12,481
	Average annual total return	10.76%	14.22%
Lehman Brothers US Treasury Index	Growth of $10,000	$10,354	$10,434
	Average annual total return	3.54%	2.70%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on May 1, 2003. Index returns begin April 30, 2003.

Information About Your Portfolio's Expenses

Scudder Strategic Income Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,101.60	$ 1,099.30
Expenses Paid per $1,000*	$ 4.47	$ 6.40
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,020.95	$ 1,019.11
Expenses Paid per $1,000*	$ 4.30	$ 6.15

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Strategic Income Portfolio	.84%	1.21%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

Scudder Strategic Income Portfolio

The past 12 months have been a positive environment for high-yield and emerging-markets bonds because there has been just enough economic recovery present to (1) keep the corporate balance sheets of high-yield issuers healthy and (2) to keep the "carry trade"* profitable for emerging-markets investors. For the 12-month period ended December 31, 2004, the portfolio posted an 8.60% total return (Class A shares, unadjusted for contract charges). This compares with the portfolio benchmarks' returns of 11.77% for the JP Morgan Emerging Markets Bond Plus Index, 10.76% for the Merrill Lynch High Yield Master Index, 3.54% for the Lehman Brothers US Treasury Index and 10.35% for the Citigroup World Government Bond Index. Please see page 12 for standardized performance as of December 31, 2004.

For the period, we diversified and increased our exposure to the high-yield market through investments in individual high-yield bond issues. Previously, due to the smaller size of the portfolio, its high-yield bond exposure was made through a single high-yield bond which sought to track the returns of the high-yield market. During the period, we also increased our stake in emerging-markets securities, as we believed those securities were trading at attractive yields and the fundamentals of those countries were also attractive. We also reduced exposure to foreign bonds in order to fund the increases in high-yield and emerging-markets securities.

* A "carry trade" is where investors borrow short term and invest longer term in fixed-income investments such as emerging markets bonds to capture higher Yulos.

Jan C. Faller

Lead Manager

Andrew P. Cestone Brett Diment
Sean P. McCaffrey Edwin Gutierrez

Portfolio Managers Portfolio Managers
Deutsche Investment Management Americas Inc. Deutsche Asset Management Investment Services Ltd.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.

The Merrill Lynch High Yield Master Index is an unmanaged index which tracks the performance of below-investment-grade US dollar-denominated corporate bonds publicly issued in the United States domestic market.

The Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 18 developed countries including the US with maturities greater than one year.

Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Strategic Income Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03

Corporate Bonds	40%	14%
Foreign Bonds — US$ Denominated	21%	9%
Foreign Bonds — Non US$ Denominated	19%	37%
US Government Backed	13%	22%
US Government Sponsored Agencies	4%	12%
Cash Equivalents	2%	6%
Other	1%	—
	100%	100%
Quality (Excludes Securities Lending Collateral)	12/31/04

AAA*	30%
AA	2%
A	4%
BBB	5%
BB	16%
B	31%
CCC	6%
Below CC	1%
Not rated	5%
100%

* Includes cash equivalents

Interest Rate Sensitivity	12/31/04	12/31/03

Average maturity	7.5 years	13.7 years
Average duration	5.4 years	6.7 years

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Strategic Income Portfolio

	Principal Amount ($) (c)	Value ($)

Corporate Bonds 38.9%
Consumer Discretionary 9.0%
Adesa, Inc., 7.625%, 6/15/2012	45,000	47,475
AMC Entertainment, Inc., 8.0%, 3/1/2014	105,000	104,475
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	105,000	106,181
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	113,000	109,328
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	100,000	100,750
Cablevision Systems New York Group, 144A, 6.669%**, 4/1/2009 (e)	65,000	68,900
Caesars Entertainment, Inc., 9.375%, 2/15/2007	30,000	33,075
Carrols Corp., 144A, 9.0%, 1/15/2013	30,000	31,050
Charter Communications Holdings LLC:
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	250,000	183,750
9.625%, 11/15/2009 (e)	155,000	136,012
10.25%, 9/15/2010 (e)	325,000	344,500
Cooper Standard Automotive, Inc., 144A, 8.375%, 12/15/2014	40,000	39,900
CSC Holdings, Inc., 7.875%, 12/15/2007	100,000	107,250
Dex Media East LLC/Financial, 12.125%, 11/15/2012	371,000	452,156
DIMON, Inc., Series B, 9.625%, 10/15/2011	290,000	317,550
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012 (e)	35,000	36,400
Series B, 9.0%, 5/1/2009 EUR	15,000	19,369
Series D, 9.0%, 5/1/2009 (e)	55,000	54,450
EchoStar DBS Corp., 144A, 6.625%, 10/1/2014	70,000	70,875
EPL Intermediate, Inc., Step-up Coupon, 0% to 3/15/2009, 12.5% to 3/15/2010	40,000	26,200
Foot Locker, Inc., 8.5%, 1/15/2022	45,000	49,500
Friendly Ice Cream Corp., 8.375%, 6/15/2012 (e)	125,000	122,656
General Motors Corp., 8.25%, 7/15/2023	90,000	93,750
Icon Health & Fitness, Inc., 11.25%, 4/1/2012	85,000	71,400
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008 (e)	80,000	60,300
J Crew Intermediate LLC, Step-up Coupon, 0% to 11/15/2005, 16.0% to 5/15/2008	83,326	79,151
Jacobs Entertainment Co., 11.875%, 2/1/2009	190,000	214,700
Levi Strauss & Co.:
7.0%, 11/1/2006 (e)	80,000	84,000
12.25%, 12/15/2012 (e)	10,000	11,125
Mediacom LLC, 9.5%, 1/15/2013 (e)	185,000	185,694
MGM MIRAGE:
8.375%, 2/1/2011 (e)	165,000	186,038
9.75%, 6/1/2007	30,000	33,300
	Principal Amount ($) (c)	Value ($)

Mothers Work, Inc., 11.25%, 8/1/2010	45,000	43,650
NCL Corp., 144A, 10.625%, 7/15/2014	125,000	125,000
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	95,000	71,250
Paxson Communications Corp., 10.75%, 7/15/2008 (e)	75,000	78,750
PEI Holding, Inc., 11.0%, 3/15/2010	110,000	128,150
Petro Stopping Centers, 9.0%, 2/15/2012	160,000	169,200
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (e)	40,000	43,300
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	80,000	87,400
PRIMEDIA, Inc.:
7.665%**, 5/15/2010	140,000	148,400
8.875%, 5/15/2011 (e)	95,000	100,462
Renaissance Media Group LLC, 10.0%, 4/15/2008	85,000	87,550
Rent-Way, Inc., 11.875%, 6/15/2010	55,000	61,944
Restaurant Co., 11.25%, 5/15/2008	118,709	120,193
Sbarro, Inc., 11.0%, 9/15/2009 (e)	75,000	75,750
Schuler Homes, Inc., 10.5%, 7/15/2011	105,000	119,438
Simmons Bedding Co., 144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	105,000	64,050
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	220,000	233,750
8.75%, 12/15/2011	135,000	146,981
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	150,000	159,938
Toys "R" Us, Inc.:
7.375%, 10/15/2018	210,000	194,250
7.875%, 4/15/2013 (e)	60,000	59,550
True Temper Sports, Inc., 8.375%, 9/15/2011	60,000	55,800
Trump Holdings & Funding, 12.625%, 3/15/2010*	75,000	81,188
TRW Automotive, Inc.:
11.0%, 2/15/2013 (e)	90,000	108,450
11.75%, 2/15/2013 EUR	45,000	74,623
United Auto Group, Inc., 9.625%, 3/15/2012	90,000	99,450
Venetian Casino Resort LLC, 11.0%, 6/15/2010	105,000	119,831
VICORP Restaurants, Inc., 10.5%, 4/15/2011 (e)	60,000	60,300
Virgin River Casino Corp., 144A, 9.0%, 1/15/2012	10,000	10,400
Visteon Corp.:
7.0%, 3/10/2014 (e)	95,000	90,725
8.25%, 8/1/2010 (e)	75,000	78,563
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	85,000	90,525
Williams Scotsman, Inc., 9.875%, 6/1/2007 (e)	170,000	170,000
	Principal Amount ($) (c)	Value ($)

Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011 (e)	80,000	79,600
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	205,000	202,950
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	106,321	108,447
Young Broadcasting, Inc., 8.75%, 1/15/2014 (e)	135,000	136,013
		7,467,081
Consumer Staples 1.1%
Church & Dwight Co., Inc., 144A, 6.0%, 12/15/2012	55,000	55,962
Duane Reade, Inc.:
144A, 7.01%**, 12/15/2010	40,000	40,600
144A, 9.75%, 8/1/2011 (e)	105,000	95,550
North Atlantic Holding, Inc., Step-up Coupon, 0% to 3/1/2008, 12.25% to 3/1/2014	80,000	32,800
Pierre Foods, Inc., 144A, 9.875%, 7/15/2012	40,000	41,400
Pinnacle Foods Holding Corp.:
144A, 8.25%, 12/1/2013	45,000	42,863
144A, 8.25%, 12/1/2013 (e)	75,000	71,437
Prestige Brands, Inc., 144A, 9.25%, 4/15/2012	25,000	26,563
Revlon Consumer Products Corp., 9.0%, 11/1/2006	100,000	99,000
Rite Aid Corp., 11.25%, 7/1/2008	130,000	141,050
Standard Commercial Corp., 8.0%, 4/15/2012	50,000	51,375
Swift & Co., 12.5%, 1/1/2010	85,000	96,050
Wornick Co., 10.875%, 7/15/2011	80,000	86,800
		881,450
Energy 2.1%
Avista Corp., 9.75%, 6/1/2008	140,000	162,324
Chesapeake Energy Corp.:
6.875%, 1/15/2016	105,000	109,987
9.0%, 8/15/2012	55,000	62,838
CITGO Petroleum Corp., 144A, 6.0%, 10/15/2011	40,000	39,800
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (e)	20,000	19,250
7.125%, 5/15/2018 (e)	105,000	93,581
7.625%, 10/15/2026	35,000	30,406
144A, 9.875%, 7/15/2010	115,000	128,513
Edison Mission Energy, 7.73%, 6/15/2009	200,000	215,000
El Paso Production Holding Corp., 7.75%, 6/1/2013	115,000	120,463
Mission Resources Corp., 9.875%, 4/1/2011	100,000	106,750
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	130,000	131,950
Southern Natural Gas, 8.875%, 3/15/2010	75,000	84,000
Stone Energy Corp.:
144A, 6.75%, 12/15/2014	55,000	54,863
8.25%, 12/15/2011	130,000	140,400
Williams Cos., Inc.:
8.125%, 3/15/2012 (e)	130,000	150,150
8.75%, 3/15/2032	70,000	80,412
		1,730,687
	Principal Amount ($) (c)	Value ($)

Financials 9.1%
AAC Group Holding Corp., 144A, Step-up Coupon, 0% to 10/1/2008, 10.25% to 10/1/2012	85,000	57,163
Affinia Group, Inc., 144A, 9.0%, 11/30/2014	155,000	161,587
Ahold Finance USA, Inc., 6.25%, 5/1/2009	65,000	67,600
Alamosa Delaware, Inc., Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	55,000	59,675
AmeriCredit Corp., 9.25%, 5/1/2009	200,000	214,500
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	40,000	24,392
BF Saul (REIT), 7.5%, 3/1/2014	145,000	149,350
Dow Jones CDX:
144A, Series 3-1, 7.75%, 12/29/2009 (e)	3,150,000	3,238,593
144A, Series 3-3, 8.0%, 12/29/2009	150,000	153,844
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	165,000	177,375
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	155,000	182,832
FINOVA Group, Inc., 7.5%, 11/15/2009	894,250	438,182
LNR Property Corp., 7.625%, 7/15/2013	50,000	56,750
Poster Financial Group, Inc., 8.75%, 12/1/2011 (e)	100,000	102,750
PXRE Capital Trust I, 8.85%, 2/1/2027	90,000	90,000
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	95,000	78,850
R.H. Donnelly Finance Corp. 10.875%, 12/15/2012	45,000	53,438
Radnor Holdings Corp., 11.0%, 3/15/2010	100,000	85,750
Tennessee Valley Authority, 6.79%, 5/23/2012	1,500,000	1,727,190
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	130,000	114,075
UAP Holdings Corp., 144A, Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	55,000	43,175
UGS Corp., 144A, 10.0%, 6/1/2012	75,000	85,313
Universal City Development, 11.75%, 4/1/2010	150,000	177,187
Universal City Florida Holding Co., 144A, 7.2%**, 5/1/2010	40,000	41,600
Venoco, Inc., 144A, 8.75%, 12/15/2011	40,000	41,200
		7,622,371
Health Care 1.2%
AmeriPath, Inc., 10.5%, 4/1/2013 (e)	70,000	74,375
Cinacalcet Royalty Subordinated LLC, 8.0%, 3/30/2017	95,000	95,475
Curative Health Services, Inc., 10.75%, 5/1/2011	60,000	53,700
Encore Medical Corp., 144A, 9.75%, 10/1/2012	50,000	50,500
	Principal Amount ($) (c)	Value ($)

Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009 (e)	90,000	92,925
HEALTHSOUTH Corp., 10.75%, 10/1/2008 (e)	140,000	147,700
IDI Acquisition Corp., 144A, 10.75%, 12/15/2011	30,000	30,750
InSight Health Services Corp., Series B, 9.875%, 11/1/2011 (e)	65,000	65,650
Interactive Health LLC, 144A, 7.25%, 4/1/2011	70,000	60,900
National Mentor, Inc., 144A, 9.625%, 12/1/2012	15,000	15,937
Tenet Healthcare Corp., 6.375%, 12/1/2011 (e)	350,000	324,625
		1,012,537
Industrials 5.1%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	90,000	98,550
Allied Security Escrow Corp., 144A, 11.375%, 7/15/2011	85,000	88,825
Allied Waste North America, Inc., Series B, 5.75%, 2/15/2011	270,000	253,800
AMI Semiconductor, Inc., 10.75%, 2/1/2013	30,000	35,250
Avondale Mills, Inc.:
144A, 9.0%**, 7/1/2012	95,000	85,500
10.25%, 7/1/2013 (e)	30,000	24,300
Browning-Ferris Industries:
7.4%, 9/15/2035	70,000	61,250
9.25%, 5/1/2021	20,000	21,300
Cenveo Corp., 7.875%, 12/1/2013 (e)	120,000	111,600
Clean Harbors, Inc., 144A, 11.25%, 7/15/2012	55,000	61,600
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	179,000	192,425
Collins & Aikman Products, 10.75%, 12/31/2011 (e)	105,000	107,100
Congoleum Corp., 8.625%, 8/1/2008*	50,000	50,500
Continental Airlines, Inc., 8.0%, 12/15/2005 (e)	90,000	87,750
Cornell Companies, Inc., 10.75%, 7/1/2012	115,000	122,906
Corrections Corp. of America, 9.875%, 5/1/2009	95,000	105,450
Dana Corp., 7.0%, 3/1/2029 (e)	125,000	124,688
Delta Air Lines, Inc.:
7.9%, 12/15/2009 (e)	45,000	28,125
8.3%, 12/15/2029 (e)	60,000	29,100
Eagle-Picher Industries, Inc., 9.75%, 9/1/2013	20,000	20,000
Erico International Corp., 8.875%, 3/1/2012	75,000	78,750
Evergreen International Aviation, Inc., 12.0%, 5/15/2010	25,000	18,938
Goodman Global Holding Co., Inc., 144A, 7.875%, 12/15/2012	125,000	123,750
Interface, Inc., "A", 10.375%, 2/1/2010	40,000	46,000
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	135,000	152,550
Joy Global, Inc., Series B, 8.75%, 3/15/2012	15,000	16,800
	Principal Amount ($) (c)	Value ($)

Kansas City Southern:
7.5%, 6/15/2009	190,000	199,500
9.5%, 10/1/2008	105,000	119,306
Kinetek, Inc., Series D, 10.75%, 11/15/2006	180,000	175,950
Laidlaw International, Inc., 10.75%, 6/15/2011	100,000	116,750
Millennium America, Inc.:
7.625%, 11/15/2026 (e)	170,000	167,450
9.25%, 6/15/2008 (e)	155,000	176,312
Remington Arms Co., Inc., 10.5%, 2/1/2011 (e)	75,000	72,375
Sea Containers Ltd., 10.5%, 5/15/2012	50,000	52,625
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	95,000	95,000
Ship Finance International Ltd., 8.5%, 12/15/2013	110,000	113,300
SPX Corp.:
6.25%, 6/15/2011 (e)	35,000	36,925
7.5%, 1/1/2013	135,000	146,475
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	50,000	50,375
10.375%, 7/1/2012	105,000	117,600
Texas Genco LLC, 144A, 6.875%, 12/15/2014	105,000	108,544
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	55,000	64,350
Thermadyne Holdings Corp., 9.25%, 2/1/2014 (e)	70,000	68,250
United Rentals North America, Inc.:
6.5%, 2/15/2012	100,000	97,500
7.0%, 2/15/2014 (e)	80,000	74,800
7.75%, 11/15/2013 (e)	50,000	49,000
Westlake Chemical Corp., 8.75%, 7/15/2011	13,000	14,690
		4,263,884
Information Technology 0.6%
Activant Solutions, Inc., 10.5%, 6/15/2011	90,000	96,750
Itron, Inc., 144A, 7.75%, 5/15/2012	65,000	66,138
Lucent Technologies, Inc.:
6.45%, 3/15/2029 (e)	275,000	248,875
7.25%, 7/15/2006 (e)	35,000	36,575
Spheris, Inc., 144A, 11.0%, 12/15/2012	50,000	51,250
		499,588
Materials 4.9%
Aqua Chemical, Inc., 11.25%, 7/1/2008	100,000	80,000
ARCO Chemical Co., 9.8%, 2/1/2020	430,000	490,200
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	235,000	169,200
Caraustar Industries, Inc., 9.875%, 4/1/2011 (e)	90,000	97,650
Constar International, Inc., 11.0%, 12/1/2012 (e)	110,000	114,125
Dayton Superior Corp.:
10.75%, 9/15/2008	85,000	90,950
13.0%, 6/15/2009 (e)	200,000	208,000
	Principal Amount ($) (c)	Value ($)

GEO Specialty Chemicals, Inc., 10.125%, 8/1/2008*	65,000	37,700
Georgia-Pacific Corp.:
8.0%, 1/15/2024	235,000	272,600
9.375%, 2/1/2013	115,000	133,975
Hercules, Inc.:
6.75%, 10/15/2029	75,000	77,437
11.125%, 11/15/2007	105,000	124,950
Hexcel Corp., 9.75%, 1/15/2009	85,000	88,400
Huntsman Advanced Materials, 144A, 11.0%, 7/15/2010	115,000	136,850
Huntsman International LLC:
144A, 7.375%, 1/1/2015 (e)	40,000	40,100
144A, 7.5%, 1/1/2015 EUR	15,000	20,389
Huntsman LLC, 11.625%, 10/15/2010	135,000	159,637
IMC Global, Inc., 10.875%, 8/1/2013 (e)	10,000	12,500
Intermet Corp., 9.75%, 6/15/2009* (e)	55,000	26,950
International Steel Group, Inc., 6.5%, 4/15/2014	190,000	203,775
MMI Products, Inc., Series B, 11.25%, 4/15/2007	85,000	86,275
Neenah Corp.:
144A, 11.0%, 9/30/2010	160,000	176,800
144A, 13.0%, 9/30/2013	74,000	75,850
Omnova Solutions, Inc., 11.25%, 6/1/2010	135,000	151,875
Owens-Brockway Glass Container, 8.25%, 5/15/2013 (e)	35,000	38,500
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010* (e)	175,000	110,250
Pliant Corp.:
Step-up Coupon, 0% to 12/15/2006, 11.125% to 6/15/2009	20,000	18,475
11.125%, 9/1/2009	120,000	130,800
Portola Packaging, Inc., 8.25%, 2/1/2012 (e)	80,000	63,200
Rockwood Specialties Group, Inc., 144A, 7.625%, 11/15/2014 EUR	140,000	195,766
Sheffield Steel Corp., 144A, 11.375%, 8/15/2011	55,000	56,650
TriMas Corp., 9.875%, 6/15/2012	250,000	265,000
United States Steel LLC:
9.75%, 5/15/2010	105,000	119,700
10.75%, 8/1/2008	15,000	17,663
		4,092,192
Telecommunication Services 4.0%
AirGate PCS, Inc., 144A, 5.85%**, 10/15/2011	45,000	46,238
American Cellular Corp., Series B, 10.0%, 8/1/2011	325,000	278,687
American Tower Corp., 144A, 7.125%, 10/15/2012	55,000	56,238
AT&T Corp.:
9.05%, 11/15/2011	115,000	132,394
9.75%, 11/15/2031	110,000	131,312
Cincinnati Bell, Inc., 8.375%, 1/15/2014 (e)	380,000	384,750
Crown Castle International Corp., 9.375%, 8/1/2011	60,000	67,200
	Principal Amount ($) (c)	Value ($)

Dobson Cellular Systems, Inc., 144A, 6.96%**, 11/1/2011	40,000	41,400
Dobson Communications Corp., 8.875%, 10/1/2013 (e)	110,000	77,275
GCI, Inc., 7.25%, 2/15/2014	80,000	80,000
Insight Midwest LP, 9.75%, 10/1/2009 (e)	50,000	52,375
IWO Escrow Co., 144A, 6.32%**, 1/15/2012	10,000	10,075
LCI International, Inc., 7.25%, 6/15/2007	140,000	136,150
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011 (e)	50,000	45,250
MCI, Inc., 8.735%, 5/1/2014	280,000	301,000
Nextel Communications, Inc., 5.95%, 3/15/2014	65,000	67,275
Nextel Partners, Inc., 8.125%, 7/1/2011	85,000	94,350
PanAmSat Corp., 144A, 9.0%, 8/15/2014	185,000	206,506
Qwest Corp., 7.25%, 9/15/2025 (e)	440,000	427,900
Qwest Services Corp.:
144A, 13.5%, 12/15/2004	180,000	216,450
144A, 14.0%, 12/15/2004	120,000	151,800
Rural Cellular Corp., 9.875%, 2/1/2010 (e)	75,000	76,312
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	35,000	29,488
Triton PCS, Inc., 8.5%, 6/1/2013	65,000	62,725
Ubiquitel Operating Co., 9.875%, 3/1/2011 (e)	20,000	22,450
US Unwired, Inc., Series B, 10.0%, 6/15/2012	105,000	118,387
Western Wireless Corp., "A", 9.25%, 7/15/2013	15,000	16,313
		3,330,300
Utilities 1.8%
AES Corp., 144A, 8.75%, 5/15/2013	35,000	39,769
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012 (e)	65,000	72,637
Aquila, Inc., 14.875%, 7/1/2012	35,000	49,044
Calpine Corp.:
8.25%, 8/15/2005 (e)	90,000	90,900
144A, 8.5%, 7/15/2010 (e)	140,000	120,050
CMS Energy Corp., 8.5%, 4/15/2011	15,000	17,044
DPL, Inc., 6.875%, 9/1/2011	235,000	256,651
Midwest Generation LLC, 8.75%, 5/1/2034	50,000	56,750
Mission Energy Holding Co., 13.5%, 7/15/2008	15,000	18,712
NorthWestern Corp., 144A, 5.875%, 11/1/2014 (e)	35,000	35,804
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	340,000	370,600
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	95,000	108,419
10.0%, 10/1/2009	110,000	130,075
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	125,000	133,438
		1,499,893
Total Corporate Bonds (Cost $31,545,234)		32,399,983
	Principal Amount ($) (c)	Value ($)

Foreign Bonds — US$ Denominated 20.8%
Consumer Discretionary 1.3%
Advertising Directory Solutions, Inc., 144A, 9.25%, 11/15/2012 (e)	70,000	73,500
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	150,000	169,500
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	150,000	172,500
Shaw Communications, Inc.:
7.2%, 12/15/2011 (e)	20,000	22,075
7.25%, 4/6/2011 (e)	75,000	82,688
8.25%, 4/11/2010	195,000	221,812
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	150,000	114,000
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	55,000	57,062
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013 (e)	140,000	135,450
		1,048,587
Consumer Staples 0.5%
Burns Philip Capital Property, Ltd., 10.75%, 2/15/2011	90,000	101,250
Fage Dairy Industry SA, 9.0%, 2/1/2007	250,000	251,250
Grupo Cosan SA, 144A, 9.0%, 11/1/2009	30,000	31,350
		383,850
Energy 1.3%
Gazprom OAO, 144A, 9.625%, 3/1/2013	200,000	236,000
Luscar Coal Ltd., 9.75%, 10/15/2011	115,000	130,525
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	405,005	461,706
Petroliam Nasional Berhad:
7.625%, 10/15/2026	40,000	48,676
7.75%, 8/15/2015	80,000	97,546
Secunda International Ltd., 144A, 9.76%**, 1/18/2005	90,000	88,200
		1,062,653
Financials 0.7%
Central Bank of Nigeria, Series WW, 6.25%, 11/15/2020	250,000	234,375
Conproca SA de CV, 12.0%, 6/16/2010	100,000	126,000
Eircom Funding, 8.25%, 8/15/2013	95,000	104,975
Mizuho Financial Group, 8.375%, 12/29/2049	50,000	54,795
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011 (e)	115,000	104,363
		624,508
Health Care 0.1%
Biovail Corp., 7.875%, 4/1/2010	70,000	72,450
Elan Financial PLC, 144A, 7.75%, 11/15/2011	20,000	21,300
		93,750
	Principal Amount ($) (c)	Value ($)

Industrials 1.0%
CP Ships Ltd., 10.375%, 7/15/2012	110,000	126,913
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007	235,000	250,275
11.75%, 6/15/2009	120,000	122,250
12.5%, 6/15/2012	105,000	122,587
LeGrand SA, 8.5%, 2/15/2025	100,000	118,000
Stena AB:
144A, 7.0%, 12/1/2016	30,000	29,700
9.625%, 12/1/2012	35,000	39,550
		809,275
Information Technology 0.2%
Flextronics International Ltd., 144A, 6.25%, 11/15/2014	125,000	123,750
Magnachip Semiconductor SA:
144A, 6.875%, 12/15/2011	40,000	41,200
144A, 8.0%, 12/15/2014	40,000	41,700
		206,650
Materials 1.7%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014	100,000	102,750
Avecia Group PLC, 11.0%, 7/1/2009	245,000	252,350
Cascades, Inc.:
7.25%, 2/15/2013	145,000	153,700
144A, 7.25%, 2/15/2013	10,000	10,600
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	100,000	99,500
Citigroup Global (Severstal), 8.625%, 2/24/2009	40,000	40,164
Corp. Durango SA:
13.125%, 8/1/2006* (e)	25,000	16,875
144A, 13.75%, 7/15/2009*	40,000	26,800
Crown Euro Holdings SA, 10.875%, 3/1/2013	75,000	88,687
ISPAT Inland ULC, 9.75%, 4/1/2014	97,000	119,795
Rhodia SA, 8.875%, 6/1/2011 (e)	100,000	100,750
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	55,000	60,088
Tembec Industries, Inc., 8.5%, 2/1/2011 (e)	375,000	376,875
		1,448,934
Sovereign Bonds 11.7%
Aries Vermogensverwaltung GmbH, Series C, 144A, 9.6%, 10/25/2014	250,000	306,750
Dominican Republic:
9.04%, 1/23/2013	170,000	142,375
144A, 9.04%, 1/23/2013	45,000	37,238
9.5%, 9/27/2006	60,000	56,400
	Principal Amount ($) (c)	Value ($)

Federative Republic of Brazil:
Floating Rate Note Debt Conversion Bond, LIBOR plus .8125%, Series 30YR, 3.063%**, 4/15/2005	140,000	128,800
Series 18YR, 3.125%**, 4/15/2005	185,296	176,494
8.875%, 10/14/2019	130,000	137,020
9.25%, 10/22/2010	70,000	78,260
11.0%, 8/17/2040	500,000	593,250
14.5%, 10/15/2009	220,000	293,348
Government of Ukraine, 7.65%, 6/11/2013	430,000	459,240
Republic of Argentina:
9.75%, 9/19/2027*	590,000	195,408
Series BGL4, 11.0%, 10/9/2006*	50,000	17,375
11.375%, 3/15/2010*	905,000	307,700
Series BGL5, 11.375%, 1/30/2017*	15,000	5,100
11.75%, 4/7/2009*	120,000	40,800
11.75%, 6/15/2015*	120,000	40,500
12.375%, 2/21/2012*	200,000	67,500
Republic of Bulgaria:
Floating Rate Note Debt Conversion Bond, LIBOR plus .8125%, Series RIAB, 2.75%**, 1/28/2005	68,250	68,209
8.25%, 1/15/2015	540,000	678,996
Republic of Colombia:
10.75%, 1/15/2013	110,000	131,450
11.755%, 2/25/2020	110,000	141,350
Republic of Ecuador, Step-up Coupon 8.0% to 8/15/2005, 9.0% to 8/15/2006, 10.0% to 8/15/2030	480,000	414,000
Republic of Philippines:
9.375%, 1/18/2017	460,000	477,825
9.875%, 1/15/2019	70,000	71,750
Republic of Turkey:
7.25%, 3/15/2015 (e)	60,000	61,650
8.0%, 2/14/2034	60,000	62,250
9.0%, 6/30/2011	40,000	45,700
9.5%, 1/15/2014	95,000	112,100
11.0%, 1/14/2013	210,000	267,225
11.875%, 1/15/2030	420,000	604,800
12.375%, 6/15/2009	280,000	351,400
Republic of Uruguay, 7.875%, 1/15/2033 (PIK)	399	354
Republic of Venezuela:
3.09%**, 4/20/2011	160,000	145,600
8.5%, 10/8/2014	130,000	137,800
9.375%, 1/13/2034	320,000	338,560
10.75%, 9/19/2013	270,000	323,325
Russian Federation, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	795,000	822,348
Russian Ministry of Finance:
Series V, 3.0%, 5/14/2008	100,000	92,960
Series VII, 3.0%, 5/14/2011	40,000	33,732
United Mexican States:
6.625%, 3/3/2015	250,000	268,500
Series A, 7.5%, 4/8/2033	210,000	226,800
Series A, 8.0%, 9/24/2022	50,000	57,675
	Principal Amount ($) (c)	Value ($)

8.125%, 12/30/2019	170,000	199,495
8.3%, 8/15/2031	240,000	281,280
Series A, 9.875%, 2/1/2010	220,000	270,380
		9,771,072
Telecommunication Services 2.1%
Alestra SA de RL de CV, 8.0%, 6/30/2010	20,000	16,950
Axtel SA, 11.0%, 12/15/2013	125,000	134,687
Embratel, Series B, 11.0%, 12/15/2008	85,000	96,900
Global Crossing UK Finance, 144A, 10.75%, 12/15/2014	100,000	98,750
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	20,000	15,400
Inmarsat Finance PLC, 7.625%, 6/30/2012	100,000	104,000
Innova S. de R.L., 9.375%, 9/19/2013 (e)	65,000	73,938
INTELSAT, 6.5%, 11/1/2013	120,000	109,200
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	200,000	209,250
Mobifon Holdings BV, 12.5%, 7/31/2010	135,000	160,144
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	70,000	71,400
Nortel Networks Corp., 6.875%, 9/1/2023	225,000	211,500
Nortel Networks Ltd., 6.125%, 2/15/2006	350,000	356,125
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	75,000	74,250
		1,732,494
Utilities 0.2%
Calpine Canada Energy Finance, 8.5%, 5/1/2008 (e)	230,000	188,600
Total Foreign Bonds — US$ Denominated (Cost $16,198,231)		17,370,373

Foreign Bonds — Non US$ Denominated 18.9%
Consumer Discretionary 0.1%
Victoria Acquisition III BV, 144A, 7.875%, 10/1/2014 EUR	50,000	68,302
Financials 3.7%
KFW Bankengruppe, 5.0%, 7/4/2011 EUR	2,080,000	3,108,550
Industrials 0.2%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	100,000	145,440
Materials 0.2%
Huntsman International LLC, 10.125%, 7/1/2009 EUR	85,000	121,602
Rhodia SA, 9.25%, 6/1/2011 EUR	70,000	96,812
		218,414
Sovereign Bonds 14.7%
Aries Vermogensverwaltung GmbH, Series B, 7.75%, 10/25/2009 EUR	250,000	385,075
Federal Republic of Germany, 6.25%, 1/4/2024 EUR	1,310,000	2,276,270
Federative Republic of Brazil, 11.0%, 2/4/2010 EUR	110,000	180,856
	Principal Amount ($) (c)	Value ($)

Kingdom of Morocco, 1.918%, 1/5/2009 EUR	252,000	247,275
Mexican Bonds:
Series M-20, 8.0%, 12/7/2023 MXN	5,150,000	360,828
Series MI-10, 8.0%, 12/19/2013 MXN	1,336,000	106,753
Province of Ontario 1.875%,1/25/2010 JPY	140,000,000	1,450,427
Republic of Argentina:
7.5%, 5/23/2049* EUR	201,939	80,973
8.0%, 2/26/2008* EUR	160,000	64,157
Series EMTN, 10.0%, 1/7/2049* EUR	80,000	32,350
11.757%, 11/13/2026* EUR	46,016	18,452
Republic of Colombia, 11.75%, 3/1/2010 COP	330,000,000	143,790
Republic of Greece, 4.65%, 4/19/2007 EUR	2,105,000	2,989,941
Republic of Romania, 8.5%, 5/8/2012 EUR	180,000	312,511
Republic of Turkey:
20.0%, 10/17/2007 TRL	176,000,000,000	144,350
20.01%, 10/17/2007 TRL	178,735,000,000	146,593
United Kingdom Treasury Bond, 4.75%, 9/7/2015 GBP	1,700,000	3,315,206
		12,255,807
Total Foreign Bonds — Non US$ Denominated (Cost $13,367,878)		15,796,513

US Government Backed 12.6%
US Treasury Bond:
5.375%, 2/15/2031 (e) (g)	540,000	583,917
6.0%, 2/15/2026 (g)	275,000	315,015
7.5%, 11/15/2016	570,000	728,420
8.5%, 2/15/2020 (g)	760,000	1,072,609
10.375%, 11/15/2012 (e) (g)	3,350,000	3,994,091
12.75%, 11/15/2010	500,000	542,129
US Treasury Note, 5.75%, 8/15/2010 (g)	3,000,000	3,302,931
Total US Government Backed (Cost $10,363,769)		10,539,112

US Government Sponsored Agencies 3.6%
Federal Home Loan Mortgage Corp.:
2.875%, 9/15/2005	500,000	500,164
5.125%, 7/15/2012	2,350,000	2,470,611
Total US Government Sponsored Agencies (Cost $2,876,350)		2,970,775

Convertible Bond 0.2%
DIMON, Inc., 6.25%, 3/31/2007	135,000	126,562
HIH Capital Ltd., 144A, Series DOM, 7.5%, 9/25/2006	55,000	54,450
Total Convertible Bond (Cost $182,157)		181,012
	Shares	Value ($)

Preferred Stocks 0.2%
Paxson Communications Corp., 14.25% (PIK)	17	124,950
TNP Enterprises, Inc., 14.5%, "D", (PIK)	560	64,960
Total Preferred Stocks (Cost $220,199)		189,910
	Principal Amount ($)(c)	Value ($)

Loan Participation 0.1%
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125%, 2.813%**, 3/4/2010 (Cost $111,247)	115,500	114,345
	Shares	Value ($)

Warrants 0.0%
Dayton Superior Corp., 144A*	10	0
TravelCenters of America, Inc.*	20	100
Total Warrants (Cost $100)		100

Other Investments 0.3%
Hercules Trust II, (Bond Unit) (Cost $249,250)	310,000	260,400

Securities Lending Collateral 22.9%
Daily Assets Fund Institutional, 2.25% (d) (f) (Cost $19,149,101)	19,149,101	19,149,101

Cash Equivalents 2.3%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $1,936,248)	1,936,248	1,936,248
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $96,199,764) (a)	120.8	100,907,872
Other Assets and Liabilities, Net	(20.8)	(17,400,185)
Net Assets	100.0	83,507,687
Notes to Scudder Strategic Income Portfolio of Investments

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount		Acquisition Cost	Value
Congoleum Corp.	8.625	8/1/2008	50,000	USD	$ 33,868	$ 50,500
Corp. Durango SA:
	13.125	8/1/2006	25,000	USD	12,719	16,875
	13.75	7/15/2009	40,000	USD	21,106	26,800
GEO Specialty Chemicals, Inc.	10.125	8/1/2008	65,000	USD	19,825	37,700
Grupo Iusacell SA de CV	10	12/29/2049	20,000	USD	13,175	15,400
Intermet Corp.	9.75	6/15/2009	55,000	USD	22,550	26,950
Oxford Automotive, Inc.	12	10/15/2010	175,000	USD	113,324	110,250
Republic of Argentina:
	7.5	5/23/2049	201,939	EUR	60,356	80,973
	8	2/26/2008	160,000	EUR	51,060	64,157
	9.75	9/19/2027	590,000	USD	156,710	195,408
	10	1/7/2049	80,000	EUR	24,761	32,350
	11	10/9/2006	50,000	USD	11,000	17,375
	11.375	3/15/2010	905,000	USD	269,445	307,700
	11.375	1/30/2017	15,000	USD	4,669	5,100
	11.75	4/7/2009	120,000	USD	38,513	40,800
	11.75	6/15/2005	120,000	USD	38,871	40,500
	11.757	6/15/2005	46,016	EUR	11,189	18,452
	12.375	2/21/2012	200,000	USD	63,750	67,500
Trump Holdings & Funding	12.625	3/15/2010	75,000	USD	77,992	81,188
					$ 1,044,883	$ 1,235,978

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2004.

(a) The cost for federal income tax purposes was $96,374,723. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $4,533,149. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,908,984 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $375,835.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Principal amount stated in US dollars unless otherwise noted.

(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of securities loaned at December 31, 2004 amounted to $18,781,631, which is 22.5% of total net assets.

(f) Represents collateral held in connection with securities lending.

(g) At December 31, 2004, these securities have been segregated, in whole or in part, to cover initial margin requirements for open futures contracts.

LIBOR: Represents the London InterBank Offered Rate

PIK: Denotes that all or a portion of income is paid in kind.

REIT: Real Estate Investment Trust

At December 31, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 year Canada Government Bond	3/21/2005	43	3,977,251	4,025,272	48,021
10 Year Germany Federal Rip Bond	3/8/2005	21	3,356,560	3,385,062	28,502
10 year Japanese Government Bond	3/10/2005	5	6,717,225	6,751,244	34,019
10 year US Treasury Note	3/21/2005	22	2,433,479	2,462,625	29,146
Total net unrealized appreciation					139,688

At December 31, 2004, open futures contracts sold short were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
UK Treasury Bond	3/29/2005	14	(2,980,247)	(2,998,579)	(18,332)
2 year US Treasury Note	3/31/2005	34	(7,119,144)	(7,126,188)	(7,044)
5 year US Treasury Note	3/31/2005	118	(12,868,415)	(12,924,688)	(56,273)
Total net unrealized depreciation					(81,649)

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

Currency Abbreviations
COP	Colombian Peso	EUR	Euro
GBP	British Pounds	JPY	Japanese Yen
MXN	Mexican Peso	TRL	Turkish Lira

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $75,114,415) — including $18,781,631 of securities loaned	$ 79,822,523
Investment in Daily Assets Fund Institutional (cost $19,149,101)*	19,149,101
Investment in Scudder Cash Management QP Trust (cost $1,936,248)	1,936,248
Total investments in securities, at value (cost $96,199,764)	100,907,872
Cash	160,875
Foreign currency, at value (cost $554,845)	557,867
Receivable for investments sold	196,125
Interest receivable	1,625,195
Receivable for Portfolio shares sold	124,340
Receivable for daily variation margin on open futures contracts	13,960
Unrealized appreciation on forward foreign currency exchange contracts	258,057
Other assets	3,087
Total assets	103,847,378
Liabilities
Payable for investments purchased	218,024
Payable upon return of securities loaned	19,149,101
Payable for Portfolio shares redeemed	4,722
Unrealized depreciation on forward foreign currency exchange contracts	837,337
Net payable on closed forward foreign currency exchange contracts	16,888
Accrued management fee	39,845
Other accrued expenses and payables	73,774
Total liabilities	20,339,691
Net assets, at value	$ 83,507,687
Net Assets
Net assets consist of: Undistributed net investment income	7,007,553
Net unrealized appreciation (depreciation) on: Investments	4,708,108
Foreign currency related transactions	(601,642)
Futures	58,039
Accumulated net realized gain (loss)	(199,809)
Paid-in capital	72,535,438
Net assets, at value	$ 83,507,687

Class A Shares

Net asset value, offering and redemption price per share ($62,098,917 ÷ 5,069,464 shares outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.25

Class B Shares

Net asset value, offering and redemption price per share ($21,408,770 ÷ 1,758,421 shares outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.17

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,689)	$ 34,413
Interest	4,278,030
Interest — Scudder Cash Management QP Trust	35,277
Securities lending income, including income from Daily Assets Fund Institutional	20,278
Total Income	4,367,998
Expenses: Management fee	487,494
Custodian fees	56,035
Distribution service fees (Class B)	39,636
Record keeping fees (Class B)	18,869
Auditing	54,998
Legal	15,015
Trustees' fees and expenses	385
Reports to shareholders	13,136
Other	4,204
Total expenses, before expense reductions	689,772
Expense reductions	(2,017)
Total expenses, after expense reductions	687,755
Net investment income	3,680,243
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,947,088
Futures	(15,609)
Written options	266,667
Foreign currency related transactions	(915,344)
2,282,802
Net unrealized appreciation (depreciation) during the period on: Investments	62,129
Futures	52,237
Written options	(13,130)
Foreign currency related transactions	288,862
390,098
Net gain (loss) on investment transactions	2,672,900
Net increase (decrease) in net assets resulting from operations	$ 6,353,143

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations: Net investment income	$ 3,680,243	$ 2,379,002
Net realized gain (loss) on investment transactions	2,282,802	1,464,156
Net unrealized appreciation (depreciation) on investment transactions during the period	390,098	869,023
Net increase (decrease) in net assets resulting from operations	6,353,143	4,712,181
Distributions to shareholders from: Net investment income Class A	—	(853,600)
Net realized gains Class A	(2,822,807)	(28,838)
Class B	(547,427)	—
Portfolio share transactions: Class A Proceeds from shares sold	13,206,141	39,373,917
Reinvestment of distributions	2,822,807	882,438
Cost of shares redeemed	(17,995,166)	(41,393,653)
Net increase (decrease) in net assets from Class A share transactions	(1,966,218)	(1,137,298)
Class B Proceeds from shares sold	13,821,690	8,762,505
Reinvestment of distributions	547,427	—
Cost of shares redeemed	(2,371,956)	(662,224)
Net increase (decrease) in net assets from Class B share transactions	11,997,161	8,100,281
Increase (decrease) in net assets	13,013,852	10,792,726
Net assets at beginning of period	70,493,835	59,701,109
Net assets at end of period (including undistributed net investment income of $7,007,553 and $964,888, respectively)	$ 83,507,687	$ 70,493,835
Other Information
Class A Shares outstanding at beginning of period	5,264,429	5,379,967
Shares sold	1,130,086	3,451,262
Shares issued to shareholders in reinvestment of distributions	247,832	78,789
Shares redeemed	(1,572,883)	(3,645,589)
Net increase (decrease) in Portfolio shares	(194,965)	(115,538)
Shares outstanding at end of period	5,069,464	5,264,429
Class B Shares outstanding at beginning of period	701,718	—
Shares sold	1,213,237	759,236
Shares issued to shareholders in reinvestment of distributions	48,231	—
Shares redeemed	(204,765)	(57,518)
Net increase (decrease) in Portfolio shares	1,056,703	701,718
Shares outstanding at end of period	1,758,421	701,718

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001[a]	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.82	$ 11.10	$ 10.27	$ 9.86	$ 9.86
Income (loss) from investment operations: Net investment income[c]	.58	.41	.45	.48	.51
Net realized and unrealized gain (loss) on investment transactions	.39	.47	.68	.03	(.26)
Total from investment operations	.97	.88	1.13	.51	.25
Less distributions from: Net investment income	—	(.15)	(.30)	(.10)	(.25)
Net realized gains on investment transactions	(.54)	(.01)	—	—	—
Total distributions	(.54)	(.16)	(.30)	(.10)	(.25)
Net asset value, end of period	$ 12.25	$ 11.82	$ 11.10	$ 10.27	$ 9.86
Total Return (%)	8.60	7.85	11.30	5.23	2.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	62	62	60	21	9
Ratio of expenses before expense reductions (%)	.84	.83	.73	.66	1.14
Ratio of expenses after expense reductions (%)	.84	.83	.73	.65	1.10
Ratio of net investment income (%)	4.99	3.60	4.26	4.76	5.26
Portfolio turnover rate (%)	210	160	65	27	154

a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04 and decrease the ratio of net investment income to average net assets from 5.16% to 4.76%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

c Based on average shares outstanding during the period.

Class B

	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.78	$ 11.44
Income (loss) from investment operations: Net investment income[b]	.53	.17
Net realized and unrealized gain (loss) on investment transactions	.40	.17
Total from investment operations	.93	.34
Less distributions from: Net realized gains on investment transactions	(.54)	—
Net asset value, end of period	$ 12.17	$ 11.78
Total Return (%)	8.27	2.97**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	8
Ratio of expenses (%)	1.22	1.26*
Ratio of net investment income (%)	4.61	1.80*
Portfolio turnover rate (%)	210	160

a For the period from May 1, 2003 (commencement of operations of Class B shares) to December 31, 2003.

b Based on average shares outstanding during the period.

* Annualized

** Not annualized

Performance Summary December 31, 2004

Scudder Technology Growth Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Investments by the Portfolio in small companies present greater risk of loss than investments in larger, more established companies. Concentration of the Portfolio's investment in technology stocks may present a greater risk than investments in a more diversified Portfolio. Investments by the Portfolio in emerging technology companies present greater risk than investments in more-established technology companies. This Portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Technology Growth Portfolio from 5/1/1999 to 12/31/2004
[] Scudder Technology Growth Portfolio — Class A [] Goldman Sachs Technology Index [] Russell 1000 Growth Index

The Goldman Sachs Technology Index is a modified capitalization-weighted index composed of companies involved in the technology industry. The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
Scudder Technology Growth Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,192	$9,635	$5,109	$9,079
	Average annual total return	1.92%	-1.23%	-12.57%	-1.69%
Goldman Sachs Technology Index	Growth of $10,000	$10,291	$9,477	$4,207	$6,948
	Average annual total return	2.91%	-1.77%	-15.90%	-6.22%
Russell 1000 Growth Index	Growth of $10,000	$10,630	$9,946	$6,140	$7,678
	Average annual total return	6.30%	-.18%	-9.29%	-4.56%
Scudder Technology Growth Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$10,148	$14,130
	Average annual total return			1.48%	14.81%
Goldman Sachs Technology Index	Growth of $10,000			$10,291	$14,144
	Average annual total return			2.91%	14.81%
Russell 1000 Growth Index	Growth of $10,000			$10,630	$12,555
	Average annual total return			6.30%	9.53%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1999. Index returns begin April 30, 1999. Total returns would have been lower for the Life of Portfolio period for Class A shares if the Portfolio's expenses were not maintained.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

Scudder Technology Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares of the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,018.10	$ 1,015.90
Expenses Paid per $1,000*	$ 4.27	$ 6.18
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,020.97	$ 1,019.08
Expenses Paid per $1,000*	$ 4.28	$ 6.19

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Technology Growth Portfolio	.84%	1.22%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

Scudder Technology Growth Portfolio

Technology was the worst-performing sector in the US stock market during 2004. The portfolio returned 1.92% for the year ended December 31, 2004 (Class A shares, unadjusted for contract charges) compared with a return of 2.91% for the Goldman Sachs Technology Index and 6.30% for the Russell 1000 Growth Index. Performance was helped by our stock selection within software and communications equipment, but weak selection in semiconductors and our decision not to hold Apple Computer — one of the best-performing stocks in the tech sector — detracted.

The portfolio is overweight in communications equipment, a fast-growing area where we favor Qualcomm, Inc. (3.4% of total net assets as of December 31, 2004) and Research in Motion Ltd. (2.2% of total net assets). We are maintaining the portfolio's overweight position in software, but we have reduced the portfolio's risk profile by taking profits in some of its higher-beta* positions and boosting its weighting in Microsoft Corp. (8.1%). We are less enthusiastic on the prospects for hardware and equipment stocks, many of which have become commodity-oriented companies subject to pricing pressure and intense competition. The portfolio is also underweight in semiconductors — after being overweight in the group for much of the year — as well as Internet stocks, where we believe valuations are generally unattractive. Here, the portfolio owns only Yahoo!, Inc. (1.7%) and eBay, Inc. (2.3%). Within services, where the portfolio is underweight, it holds what we believe are higher-quality stocks such as Paychex, Inc. (2.2%) and Affiliated Computer Services, Inc. (1.5%). The portfolio also held an above-average weighting in cash at year-end to help ensure that we have the resources available to take advantage of any weakness in the broader market.

Overall, we are positive in the outlook for the tech sector, and the portfolio's positioning reflects this. While earnings are indeed likely to slow in 2005, the environment should be generally favorable. We estimate that tech spending will rise in the neighborhood of 8% while earnings climb 10% to 15%. We believe the profit growth within the technology sector is likely to be higher than that for the market as a whole in 2005. This would mark a continuation of the trend that has been in place for the last 50 years, during which the tech sector has grown at twice the rate of the economy overall. Despite this favorable backdrop, market expectations are modest with respect to next year. This means there is less room for disappointment and more room for upside surprises. In this basis, we have positioned the portfolio in a more aggressive fashion in order to take advantage of a potential upward move in the group over the next six to 12 months.

* Beta is a historical measure of a fund's sensitivity to benchmark movements. A fund with a beta great than one is more volatile than its benchmark index. A fund with a beta less than one is less volatile than its benchmark index.

Ian Link Anne Meisner

Lead Manager Portfolio Manager
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investments by the portfolio in small companies present greater risk of loss than investments in larger, more established companies. Concentration of the portfolio's investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the portfolio in emerging technology companies present greater risk than investments in more established technology companies. This portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Goldman Sachs Technology Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Technology Growth Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03

Common Stocks	91%	100%
Cash Equivalents	9%	—
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Information Technology	96%	94%
Consumer Discretionary	3%	5%
Health Care	1%	—
Telecommunication Services	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 36. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Technology Growth Portfolio

	Shares	Value ($)

Common Stocks 91.5%
Consumer Discretionary 2.3%
Internet & Catalog Retail
eBay, Inc.*	49,300	5,732,604
Health Care 0.9%
Health Care Equipment & Supplies
Waters Corp.*	48,100	2,250,599
Information Technology 88.3%
Communications Equipment 17.0%
Avocent Corp.*	97,000	3,930,440
Cisco Systems, Inc.*	441,600	8,522,880
Comverse Technologies, Inc.*	54,800	1,339,860
Corning, Inc.*	398,100	4,685,637
LG Electronics, Inc.*	39,400	2,439,664
Motorola, Inc.	497,084	8,549,845
QUALCOMM, Inc.	198,816	8,429,798
Scientific-Atlanta, Inc.	125,000	4,126,250
		42,024,374
Computers & Peripherals 18.0%
ATI Technologies, Inc.* (d)	185,700	3,600,723
Dell, Inc.*	85,175	3,589,275
EMC Corp.*	882,300	13,119,801
Hewlett-Packard Co.	123,652	2,592,982
International Business Machines Corp.	53,700	5,293,746
Lexmark International, Inc. "A"*	51,125	4,345,625
QLogic Corp.*	87,700	3,221,221
Quanta Computer, Inc.	1,771,053	3,185,548
Research In Motion Ltd.*	65,200	5,373,784
		44,322,705
Electronic Equipment & Instruments 3.8%
Agilent Technologies, Inc.*	103,022	2,482,830
Flextronics International Ltd.*	293,800	4,060,316
Tektronix, Inc.	90,800	2,743,068
		9,286,214
Internet Software & Services 3.2%
Check Point Software Technologies Ltd.*	154,400	3,802,872
Yahoo!, Inc.*	110,900	4,178,712
		7,981,584
IT Consulting & Services 6.5%
Accenture Ltd. "A"*	163,900	4,425,300
Affiliated Computer Services, Inc. "A"*	59,500	3,581,305
Convergys Corp.*	164,800	2,470,352
Paychex, Inc.	160,008	5,453,073
		15,930,030
	Shares	Value ($)

Semiconductors & Semiconductor Equipment 18.1%
Agere Systems, Inc. "B"*	351,100	473,985
Altera Corp.*	120,200	2,488,140
ASML Holding NV* (d)	92,737	1,475,446
Broadcom Corp. "A"*	146,658	4,734,120
Cypress Semiconductor Corp.* (d)	342,400	4,016,352
Intel Corp.	384,389	8,990,859
Linear Technology Corp.	66,940	2,594,594
Maxim Integrated Products, Inc.	81,937	3,473,309
Microchip Technology, Inc. (d)	126,100	3,361,826
National Semiconductor Corp.	338,700	6,079,665
Samsung Electronics Co., Ltd.	5,770	2,510,998
Xilinx, Inc.	153,000	4,536,450
		44,735,744
Software 21.7%
Amdocs Ltd.*	80,600	2,115,750
BEA Systems, Inc.* (d)	499,858	4,428,742
Electronic Arts, Inc.*	24,200	1,492,656
Intuit, Inc.*	75,813	3,336,530
Mercury Interactive Corp.*	41,600	1,894,880
Microsoft Corp.	744,446	19,884,152
Oracle Corp.*	795,500	10,914,260
TIBCO Software, Inc.*	215,600	2,876,104
VERITAS Software Corp.*	224,856	6,419,640
		53,362,714
Total Common Stocks (Cost $187,696,941)		225,626,568

Securities Lending Collateral 2.3%
Daily Assets Fund Institutional, 2.25% (c) (e) (Cost $5,561,905)	5,561,905	5,561,905

Cash Equivalents 9.0%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $22,140,384)	22,140,384	22,140,384
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $215,399,230) (a)	102.8	253,328,857
Other Assets and Liabilities	(2.8)	(6,895,317)
Net Assets	100.0	246,433,540
Notes to Scudder Technology Growth Portfolio

* Non-income producing security.

(a) The cost for federal income tax purposes was $239,836,561. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $13,492,296. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $30,153,678 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,661,382.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Daily Assets Fund Institutional, an affiliated Fund, is managed by Deutsche Asset Management, Inc. The rate shown is the seven-day yield at period end.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $5,445,750 which is 2.2% of total net assets.

(e) Represents collateral held in connection with securities lending.

At December 31, 2004, open written options were as follows:

Written Options	Contracts	Expiration Date	Strike Price	Value ($)
Call Options
eBay, Inc.	80	1/22/2005	115.00	36,000
Mercury Interactive Corp.	416	1/22/2005	47.50	33,280
TIBCO Software, Inc.	433	2/19/2005	12.50	67,115
VERITAS Software Corp.	903	1/22/2005	30.00	54,180
Put Options
Electronic Arts, Inc.	242	1/22/2005	57.50	15,730
Total outstanding written options (Premiums received $332,731)				206,305

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $187,696,941) — including $5,445,750 of securities loaned	$ 225,626,568
Investment in Daily Assets Fund Institutional (cost $5,561,905)*	5,561,905
Investment in Scudder Cash Management QP Trust (cost $22,140,384)	22,140,384
Total investments in securities, at value (cost $215,399,230)	253,328,857
Cash	27,131
Foreign currency, at value (cost $104,015)	111,288
Receivable for investments sold	352,259
Dividends receivable	120,147
Interest receivable	35,459
Receivable for Portfolio shares sold	517,044
Foreign taxes recoverable	274
Other assets	7,272
Total assets	254,499,731
Liabilities
Payable for investments purchased	1,851,702
Payable for Portfolio shares redeemed	190,668
Payable upon return of securities loaned	5,561,905
Written options, at value (premiums received $332,731)	206,305
Accrued management fee	154,431
Other accrued expenses and payables	101,180
Total liabilities	8,066,191
Net assets, at value	$ 246,433,540
Net Assets
Net assets consist of: Undistributed net investment income	$ 950,616
Net unrealized appreciation (depreciation) on: Investments	37,929,627
Written options	126,426
Foreign currency related transactions	7,714
Accumulated net realized gain (loss)	(284,804,711)
Paid-in capital	492,223,868
Net assets, at value	$ 246,433,540
Class A Net Asset Value, offering and redemption price per share ($230,078,244 ÷ 25,536,462 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.01
Class B Net Asset Value, offering and redemption price per share ($16,355,296 ÷ 1,832,122 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.93

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $42,228)	$ 2,956,147
Interest — Scudder Cash Management QP Trust	113,602
Securities lending income, including income from Daily Assets Fund Institutional	12,349
Total Income	3,082,098
Expenses: Management fee	1,826,919
Custodian and accounting fees	97,218
Distribution service fees (Class B)	34,701
Record keeping fees (Class B)	18,084
Auditing	37,107
Legal	14,160
Trustees' fees and expenses	6,806
Reports to shareholders	26,613
Other	20,030
Total expenses, before expense reductions	2,081,638
Expense reductions	(2,610)
Total expenses, after expense reductions	2,079,028
Net investment income (loss)	1,003,070
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	12,475,351
Written options	2,227,923
Foreign currency related transactions	(12,526)
14,690,748
Net unrealized appreciation (depreciation) during the period on: Investments	(13,058,442)
Written options	126,426
Foreign currency related transactions	7,714
(12,924,302)
Net gain (loss) on investment transactions	1,766,446
Net increase (decrease) in net assets resulting from operations	$ 2,769,516

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations: Net investment income (loss)	$ 1,003,070	$ (1,109,123)
Net realized gain (loss)	14,690,748	(64,854,046)
Net unrealized appreciation (depreciation) on investment transactions during the period	(12,924,302)	148,935,889
Net increase (decrease) in net assets resulting from operations	2,769,516	82,972,720
Portfolio share transactions: Class A Proceeds from shares sold	32,575,554	51,551,950
Cost of shares redeemed	(61,621,741)	(94,728,478)
Net increase (decrease) in net assets from Class A share transactions	(29,046,187)	(43,176,528)
Class B Proceeds from shares sold	7,002,084	9,021,390
Cost of shares redeemed	(1,720,967)	(349,231)
Net increase (decrease) in net assets from Class B share transactions	5,281,117	8,672,159
Increase (decrease) in net assets	(20,995,554)	48,468,351
Net assets at beginning of period	267,429,094	218,960,743
Net assets at end of period (including undistributed net investment income and accumulated net investment loss of $950,616 and $2,800, respectively)	$ 246,433,540	$ 267,429,094
Other Information
Class A Shares outstanding at beginning of period	29,035,542	36,318,161
Shares sold	3,753,123	7,017,960
Shares redeemed	(7,252,203)	(14,300,579)
Net increase (decrease) in Portfolio shares	(3,499,080)	(7,282,619)
Shares outstanding at end of period	25,536,462	29,035,542
Class B Shares outstanding at beginning of period	1,217,540	51,379
Shares sold	821,254	1,206,790
Shares redeemed	(206,672)	(40,629)
Net increase (decrease) in Portfolio shares	614,582	1,166,161
Shares outstanding at end of period	1,832,122	1,217,540

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.84	$ 6.02	$ 9.36	$ 13.87	$ 17.77
Income (loss) from investment operations: Net investment income (loss)[b]	.04	(.04)	(.03)	.01	.04
Net realized and unrealized gain (loss) on investment transactions	.13	2.86	(3.30)	(4.50)	(3.84)
Total from investment operations	.17	2.82	(3.33)	(4.49)	(3.80)
Less distributions from: Net investment income	—	—	(.01)	(.02)	—
Net realized gains on investment transactions	—	—	—	—	(.10)
Total distributions	—	—	(.01)	(.02)	(.10)
Net asset value, end of period	$ 9.01	$ 8.84	$ 6.02	$ 9.36	$ 13.87
Total Return (%)	1.92	46.84	(35.52)	(32.39)	(21.57)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	230	257	219	351	270
Ratio of expenses (%)	.83	.86	.80	.81	.82
Ratio of net investment income (loss) (%)	.43	(.50)	(.37)	.12	.21
Portfolio turnover rate (%)	112	66	64	56	107

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

b Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.80	$ 6.01	$ 6.32
Income (loss) from investment operations: Net investment income (loss)[b]	.01	(.07)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.12	2.86	(.29)
Total from investment operations	.13	2.79	(.31)
Net asset value, end of period	$ 8.93	$ 8.80	$ 6.01
Total Return (%)	1.48	46.42	(4.75)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	11.3
Ratio of expenses before expense reductions (%)	1.22	1.25	1.06*
Ratio of expenses after expense reductions (%)	1.21	1.25	1.06*
Ratio of net investment income (loss) (%)	.05	(.89)	(.79)*
Portfolio turnover rate (%)	112	66	64

a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b Based on average shares outstanding during the period.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

Scudder Templeton Foreign Value Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the period (November 15, 2004) ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the period ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 11/15/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,056.00	$ 1,056.00
Expenses Paid per $1,000*	$ 1.47	$ 1.73
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 11/15/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,004.87	$ 1,004.62
Expenses Paid per $1,000*	$ 1.43	$ 1.69

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days since the commencement of the class (November 15, 2004), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Templeton Foreign Value Portfolio	1.14%	1.34%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

Scudder Templeton Foreign Value Portfolio

Global equity markets ended 2004 on a positive note. They registered the second consecutive year of strong gains, after three years of declines. In the fourth quarter, a broad-based rally in global markets changed the pattern of relatively flat returns that characterized the earlier part of 2004. Increasing energy prices had impacted the outlook for global inflation and corporate profit growth for most of the past year. However, investors saw hope of stabilization. In addition, investor sentiment improved because the previously feared hard landing in the Chinese economy appeared unlikely and the US presidential election ended without incident. These factors contributed to the year-end rally.

Against this macroeconomic background, the portfolio posted a return of 5.6% (Class A shares, unadjusted for contract charges) for the period since inception (November 15, 2004) to December 31, 2004 versus the MSCI AC World ex US Index return of 6.1%. The portfolio benefited from strong stock selection in energy and healthcare sectors, with contributors to return in these sectors including Repsol YPF, SA in Spain, ENI SpA in Italy and GlaxoSmithKline in the United Kingdom. On the contrary, stock selection lagged in telecommunication services and industrials sectors during the period. Weak performers included BAE Systems and Rolls-Royce Group in the United Kingdom.

In summary, we believe the economic and corporate framework has remained positive for global equity markets. However, at this stage in the economic cycle (the current recovery is about three and a half years old) it should not be surprising to see a pause. At Templeton our investment focus has always centered on individual companies and longer-term returns. We are confident that regardless of the macroeconomic climate we might encounter in 2005, we should continue to find "bargain" securities. This has been our experience for more than sixty years.

Antonio Docal, CFA

Lead Portfolio Manager
Templeton Investment Counsel LLC, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Returns during part or all of the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The portfolio is subject to stock market and equity risks, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The MSCI ACWI (All Country World Index) World ex US IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. As of December 2003 the MSCI ACWI ex US consisted of the following 48 developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore Free, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom, and Venezuela. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Templeton Foreign Value Portfolio

Asset Allocation	12/31/04

Common Stocks	95%
Cash Equivalents	5%
100%
Sector Diversification (Excludes Cash Equivalents	12/31/04

Financials	23%
Industrials	14%
Consumer Discretionary	13%
Materials	11%
Telecommunication Services	10%
Energy	7%
Information Technology	6%
Health Care	6%
Utilities	5%
Consumer Staples	5%
100%
Geographical (Excludes Cash Equivalents)	12/31/04

Europe (excluding United Kingdom)	44%
United kingdom	24%
Japan	11%
Pacific Basin	10%
Latin America	2%
Australia	3%
Other	6%
100%

Asset allocation, sector diversification and geographical are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 45. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Templeton Foreign Value Portfolio

	Shares	Value ($)

Common Stocks 94.3%
Australia 3.0%
Alumina Ltd.	8,590	39,998
AMP Ltd.	9,130	51,960
National Australia Bank Ltd.	3,410	77,039
(Cost $160,468)		168,997
Bermuda 1.0%
ACE Ltd. (Cost $49,604)	1,280	54,720
Brazil 1.3%
Companhia Vale do Rio Doce (ADR)	1,230	29,988
Empresa Brasiliera de Aeronautica SA (ADR)	1,330	44,475
(Cost $62,913)		74,463
Canada 1.8%
Alcan, Inc.	970	47,603
BCE, Inc.	2,090	50,447
(Cost $100,222)		98,050
Cayman Island 0.9%
XL Capital Ltd. "A" (Cost $50,432)	670	52,025
Denmark 0.4%
ISS AS (Cost $24,943)	430	24,004
Finland 2.4%
Stora Enso Oyj	4,510	68,885
UPM-Kymmene Oyj	2,980	66,267
(Cost $129,302)		135,152
France 6.2%
Accor SA	580	25,393
Axa	2,150	53,129
Compagnie Generale des Etablissements Michelin "B"	640	41,052
Sanofi-Aventis	1,020	81,522
Suez SA	1,620	43,203
Total SA	290	63,345
Valeo SA	900	37,678
(Cost $324,155)		345,322
Germany 6.9%
BASF AG	1,350	97,254
Bayer AG	2,010	68,138
Deutsche Post AG	3,940	90,507
E.ON AG	900	82,036
Volkswagen AG	990	44,878
(Cost $354,100)		382,813
Hong Kong 2.7%
Cheung Kong (Holdings) Ltd.	6,000	60,018
Hutchison Whampoa Ltd.	5,000	46,798
Swire Pacific Ltd. "A"	5,000	41,813
(Cost $132,553)		148,629
Israel 1.0%
Check Point Software Technologies Ltd. (Cost $49,704)	2,160	53,201
	Shares	Value ($)

Italy 2.4%
Eni SpA	3,120	78,117
Riunione Adriatica di Sicurta SpA	2,360	53,378
(Cost $123,973)		131,495
Japan 10.2%
East Japan Railway Co.	12	66,751
Fuji Photo Film Co., Ltd.	1,100	40,148
Hitachi Ltd.	8,000	55,431
KDDI Corp.	6	32,322
NEC Corp.	7,000	43,515
Nintendo Co., Ltd.	400	50,239
Nippon Telegraph & Telephone Corp.	14	62,848
Nomura Holdings, Inc.	3,000	43,740
Olympus Corp.	1,000	21,323
Sompo Japan Insurance, Inc.	5,000	50,942
Sony Corp.	1,700	65,697
Takeda Chemical Industries, Ltd.	700	35,249
(Cost $536,587)		568,205
Korea 4.7%
Kookmin Bank (ADR)	990	38,689
Korea Electric Power Corp. (ADR)	2,050	27,142
POSCO (ADR)	610	27,163
Samsung Electronics Co., Ltd. (GDR), 144A	530	116,070
SK Telecom Co., Ltd. (ADR)	2,250	50,063
(Cost $246,948)		259,127
Mexico 1.0%
Telefonos de Mexico SA de CV "L", (ADR) (Cost $49,754)	1,380	52,882
Netherlands 7.1%
Akzo Nobel NV	1,550	66,112
ING Groep NV	3,210	97,125
Koninklijke (Royal) Philips Electronics NV	2,940	77,966
Reed Elsevier NV	2,720	37,082
Unilever NV	1,000	67,052
Wolters Kluwer NV	2,520	50,592
(Cost $372,976)		395,929
Norway 1.5%
Norske Skogindustrier ASA	1,450	31,362
Telenor ASA	5,800	52,670
(Cost $78,387)		84,032
Portugal 1.0%
Portugal Telecom SGPS SA (Registered) (Cost $49,550)	4,280	52,940
Singapore 0.9%
DBS Group Holdings Ltd. (Cost $49,727)	5,000	49,314
Spain 5.3%
Banco Popular Espanol SA	850	56,035
Endesa SA	1,170	27,496
Iberdrola SA	2,210	56,174
	Shares	Value ($)

Repsolf YPF SA	3,310	86,203
Telefonica SA (ADR)*	1,230	69,495
(Cost $259,579)		295,403
Sweden 4.7%
Atlas Copco AB "A"	1,130	51,013
Nordea Bank AB	9,450	95,276
Securitas AB "B"	3,940	67,590
Volvo AB "B"	1,240	49,168
(Cost $247,891)		263,047
Switzerland 4.0%
Lonza Group AG (Registered)	690	38,836
Nestle SA (Registered)	240	62,791
Swiss Re (Registered)	740	52,778
UBS AG (Registered)	780	65,406
(Cost $211,475)		219,811
Taiwan 1.5%
Chunghwa Telecom Co., Ltd. (ADR)	1,920	40,416
Compal Electronics, Inc. (GDR), 144A	8,540	42,444
(Cost $80,647)		82,860
United Kingdom 22.4%
Alliance Unichem PLC	3,000	43,457
BAE Systems PLC	13,350	59,079
Boots Group PLC	4,050	50,969
BP PLC	7,550	73,636
British Airways PLC*	8,840	39,884
British Sky Broadcasting Group PLC	6,080	65,602
Cadbury Schweppes PLC	6,720	62,574
	Shares	Value ($)

Compass Group PLC	11,220	53,046
GKN PLC	5,680	25,790
GlaxoSmithKline PLC	2,850	66,865
HSBC Holdings PLC	2,800	47,911
Lloyds TSB Group PLC	7,740	70,288
National Grid Transco PLC	4,370	41,614
Pearson PLC	4,210	50,800
Rentokil Initial PLC	23,320	66,151
Rolls-Royce Group PLC	12,680	60,131
Royal Bank of Scotland Group PLC	2,900	97,546
Shell Transport & Trading Co., PLC	7,610	64,870
Shire Pharmaceuticals Group PLC*	5,080	53,350
Smiths Group PLC	3,460	54,604
Vodafone Group PLC	23,780	64,488
Yell Group PLC	3,260	27,539
(Cost $1,190,667)		1,240,194
Total Common Stocks (Cost $4,936,557)		5,232,615

Cash Equivalents 4.8%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $267,785)	267,785	267,785
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $5,204,342) (a)	99.1	5,500,400
Other Assets and Liabilities	0.9	47,473
Net Assets	100.0	5,547,873
Notes to Scudder Templeton Foreign Value Portfolio

* Non-income producing security.

(a) The cost for federal income tax purposes was $5,207,475. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $292,925. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $307,528 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,603.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipts

GDR: Global Depositary Receipts

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $4,936,557)	$ 5,232,615
Scudder Cash Management QP Trust (cost $267,785)	267,785
Total investments in securities, at value (cost $5,204,342)	5,500,400
Dividends receivable	7,793
Interest receivable	256
Receivable for Portfolio shares sold	64,072
Foreign taxes recoverable	95
Due from Advisor	26,114
Total assets	5,598,730
Liabilities
Due to custodian bank	16,116
Payable for investments purchased	5,685
Other accrued expenses and payables	29,056
Total liabilities	50,857
Net assets, at value	$ 5,547,873
Net Assets
Net assets consist of: Accumulated net investment loss	(3,133)
Net unrealized appreciation (depreciation) on: Investments	296,058
Foreign currency related transactions	28
Paid-in capital	5,254,920
Net assets, at value	$ 5,547,873
Class A Net Asset Value, offering and redemption price per share ($2,641,026 ÷ 250,000 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.56
Class B Net Asset Value, offering and redemption price per share ($2,906,847 ÷ 275,227 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.56
Statement of Operations for the period ended December 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,216)	$ 8,310
Interest — Scudder Cash Management QP Trust	1,905
Total Income	10,215
Expenses: Management fee	6,260
Custodian and accounting fees	14,490
Distribution service fees (Class B)	846
Record keeping fees (Class B)	507
Auditing	24,015
Legal	828
Trustees' fees and expenses	180
Reports to shareholders	1,012
Offering cost	1,150
Other	720
Total expenses, before expense reductions	50,008
Expense reductions	(41,813)
Total expenses, after expense reductions	8,195
Net investment income (loss)	2,020
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from foreign currency related transactions	(8,340)
Net unrealized appreciation (depreciation) during the period on: Investments	296,058
Foreign currency related transactions	28
296,086
Net gain (loss) on investment transactions	287,746
Net increase (decrease) in net assets resulting from operations	$ 289,766

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended December 31, 2004[a]
Operations: Net investment income (loss)	$ 2,020
Net realized gain (loss) on investment transactions	(8,340)
Net unrealized appreciation (depreciation) on investment transactions during the period	296,086
Net increase (decrease) in net assets resulting from operations	289,766
Portfolio share transactions: Class A Proceeds from shares sold	2,500,000
Net increase (decrease) in net assets from Class A share transactions	2,500,000
Class B Proceeds from shares sold	2,758,419
Cost of shares redeemed	(312)
Net increase (decrease) in net assets from Class B share transactions	2,758,107
Increase (decrease) in net assets	5,547,873
Net assets at beginning of period	—
Net assets at end of period (including accumulated net investment loss of $3,133)	$ 5,547,873
Other Information
Class A Shares outstanding at beginning of period	—
Shares sold	250,000
Net increase in Portfolio shares	250,000
Shares outstanding at end of period	250,000
Class B Shares outstanding at beginning of period	—
Shares sold	275,257
Shares redeemed	(30)
Net increase in Portfolio shares	275,227
Shares outstanding at end of period	275,227

a For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.01
Net realized and unrealized gain (loss) on investment transactions	.55
Total from investment operations	.56
Net asset value, end of period	$ 10.56
Total Return (%)[c]	5.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3
Ratio of expenses before expense reductions (%)	7.34*
Ratio of expenses after expense reductions (%)	1.14*
Ratio of net investment income (loss) (%)	.41*
Portfolio turnover rate (%)	—

a For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

b Based on average shares outstanding during the period.

c Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B

2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	—
Net realized and unrealized gain (loss) on investment transactions	.56
Total from investment operations	.56
Net asset value, end of period	$ 10.56
Total Return (%)[c]	5.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3
Ratio of expenses before expense reductions (%)	7.74*
Ratio of expenses after expense reductions (%)	1.34*
Ratio of net investment income (loss) (%)	.21*
Portfolio turnover rate (%)	—

a For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

b Based on average shares outstanding during the period.

c Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Performance Summary December 31, 2004

Scudder Total Return Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Total Return Portfolio from 12/31/1994 to 12/31/2004
[] Scudder Total Return Portfolio — Class A [] S&P 500 Index [] Lehman Brothers Aggregate Bond Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate and issues and mortgage securities.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
Scudder Total Return Portfolio		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,664	$10,684	$9,769	$22,787
	Average annual total return	6.64%	2.23%	-.47%	8.58%
S&P 500 Index	Growth of $10,000	$11,088	$11,115	$8,902	$31,258
	Average annual total return	10.88%	3.59%	-2.30%	12.07%
Lehman Brothers Aggregate Bond Index	Growth of $10,000	$10,434	$11,976	$14,497	$21,038
	Average annual total return	4.34%	6.19%	7.71%	7.72%
Scudder Total Return Portfolio				1-Year	Life of Class*
Class B	Growth of $10,000			$10,626	$11,977
	Average annual total return			6.26%	7.47%
S&P 500 Index	Growth of $10,000			$11,088	$12,800
	Average annual total return			10.88%	10.38%
Lehman Brothers Aggregate Bond Index	Growth of $10,000			$10,434	$11,539
	Average annual total return			4.34%	5.89%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

Scudder Total Return Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,044.80	$ 1,043.00
Expenses Paid per $1,000*	$ 2.97	$ 4.91
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,022.23	$ 1,020.33
Expenses Paid per $1,000*	$ 2.93	$ 4.85

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Total Return Portfolio	.58%	.96%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

Scudder Total Return Portfolio

In order to efficiently access the type of returns that Scudder Total Return Portfolio investors expect, we have broadened the investment universe for this portfolio. In the past, the portfolio's investment strategy consisted of a rather simple combination of US large-capitalization growth stocks and core US bonds. The Board approved broadening the investment universe to include US large-cap value stocks, US small-cap stocks, high-yield bonds, international bonds and emerging-market bonds. The asset-allocation mix will be determined by the portfolio management team on a monthly basis. In support, the Advanced Research and Quantitative Strategies group at Deutsche Asset Management will process the portfolio through a quantitatively based risk management model. The model will seek to manage risk, keeping it at a modest level across the underlying strategies.

Stocks and bonds both generated positive returns in 2004. In the equity market, strong corporate earnings helped small caps outperform large caps, while value outpaced growth. Bonds produced a higher return than would typically be expected given that the Federal Reserve raised interest rates from 1.00% to 2.25% during the year. Longer-term bonds outperformed shorter-term paper, while corporate issues bested Treasuries. Against this backdrop, the portfolio returned 6.64% (Class A shares, unadjusted for contract charges) for the 12-month period ended December 31, 2004. Its benchmarks, the S&P 500 index and the Lehman Brothers Aggregate Bond Index (LBAB), returned 10.88% and 4.34%, respectively, for the same period.

An overweight in energy, along with good selection within the group, was beneficial. Here, we continue to favor equipment and service companies. In fixed income, positions in corporates, international bonds and asset-backed securities added value amid an environment in which investors were thirsty for yield.

In the equity portion of the portfolio, weak stock selection and an overweight in information technology made the largest negative contribution to performance during the year. The portfolio's current positioning within technology emphasizes consistent earners over cyclical companies, reflecting our view that industry profit growth is likely to slow. We also decreased our overall weighting in technology based on this belief. Selections within financials, where the portfolio is underweight in insurance and overweight in market-sensitive companies, also detracted. High levels of consumer debt and the current rising interest rate environment threatens the performance of many financial services companies and has led us to reduce our exposure to the financial sectors. Looking ahead, we will continue to focus on higher-quality growth stocks and fundamentally sound, reasonably value fixed-income securities.

Julie M. Van Cleave J. Christopher Gagnier
Andrew P. Cestone Brett Diment
Thomas F. Sassi Arnim S. Holzer
Portfolio Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate and issues and mortgage securities.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Total Return Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03

Common Stocks	60%	61%
Corporate Bonds	11%	10%
Collateralized Mortgage Obligations	7%	10%
Foreign Bonds — US$ Denominated	5%	3%
US Government Backed	4%	3%
Asset Backed	3%	4%
Cash Equivalents	3%	2%
Municipal Investments	2%	2%
Commercial and Non-Agency Mortgage Backed Securities	2%	—
US Government Agency Sponsored Pass-Throughs	1%	1%
Government National Mortgage Association	1%	—
Foreign Bonds — Non US$ Denominated	1%	—
Government Sponsored Agencies	—	4%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Financials	19%	11%
Information Technology	19%	26%
Health Care	16%	22%
Consumer Discretionary	12%	14%
Industrials	11%	8%
Energy	9%	6%
Consumer Staples	8%	11%
Materials	4%	1%
Telecommunication Services	1%	1%
Utilities	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 56. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Total Return Portfolio

	Shares	Value ($)

Common Stocks 60.0%
Consumer Discretionary 7.3%
Auto Components 0.0%
Tenneco Automotive, Inc.,*	17,700	305,148
Automobiles 0.5%
Harley-Davidson, Inc.	43,400	2,636,550
Monaco Coach Corp.	16,400	337,348
		2,973,898
Distributors 0.0%
Handleman Co.	2,200	47,256
Hotels Restaurants & Leisure 1.2%
Alliance Gaming Corp.*	28,300	390,823
Ameristar Casinos, Inc.	7,600	327,636
California Pizza Kitchen, Inc.*	15,200	349,600
CEC Entertainment, Inc.*	12,100	483,637
International Game Technology	53,300	1,832,454
Landry's Restaurants, Inc.	13,800	401,028
McDonald's Corp.	59,900	1,920,394
YUM! Brands, Inc.	40,000	1,887,200
		7,592,772
Household Durables 0.1%
American Woodmark Corp.	3,100	135,408
Fortune Brands, Inc.	7,300	563,414
		698,822
Internet & Catalog Retail 0.3%
eBay, Inc.*	16,800	1,953,504
J. Jill Group, Inc.*	14,900	221,861
		2,175,365
Leisure Equipment & Products 0.1%
Arctic Cat, Inc.	7,200	190,944
RC2 Corp.*	11,300	368,380
		559,324
Media 1.3%
aQuantive Inc.*	7,400	66,156
Comcast Corp. "A"*	45,600	1,497,504
McGraw-Hill Companies, Inc.	24,600	2,251,884
Mediacom Communications Corp. "A"*	25,400	158,750
Omnicom Group, Inc.	28,800	2,428,416
Reader's Digest Association, Inc.	32,600	453,466
Salem Communications Corp. "A"*	2,400	59,880
Viacom, Inc. "B"	41,439	1,507,965
		8,424,021
Multiline Retail 1.4%
Family Dollar Stores, Inc.	95,900	2,994,957
Kirkland's, Inc.*	3,700	45,473
Kohl's Corp.*	15,500	762,135
May Department Stores Co.	81,600	2,399,040
Target Corp.	68,600	3,562,398
		9,764,003
Specialty Retail 2.2%
Aeropostale, Inc.*	9,500	279,585
Bed Bath & Beyond, Inc.*	13,300	529,739
	Shares	Value ($)

Cato Corp. "A"	14,800	426,536
Charlotte Russe Holding, Inc.*	23,100	233,310
Charming Shoppes, Inc.*	33,500	313,895
Dick's Sporting Goods, Inc.*	2,300	80,845
GameStop Corp.*	2,400	53,664
Home Depot, Inc.	11,500	491,510
Limited Brands	98,500	2,267,470
Lowe's Companies, Inc.	87,700	5,050,643
Sherwin-Williams Co.	58,500	2,610,855
Stage Stores, Inc.*	2,800	116,256
Staples, Inc.	35,900	1,210,189
Stein Mart, Inc.*	17,800	303,668
Too, Inc.*	14,700	359,562
Trans World Entertainment Corp.*	4,600	57,362
		14,385,089
Textiles, Apparel & Luxury Goods 0.2%
Cherokee, Inc.	600	21,168
Guess?, Inc.*	21,000	263,550
Phillips-Van Heusen Corp.	1,600	43,200
Skechers USA, Inc. "A"*	23,200	300,672
Wolverine World Wide, Inc.	15,300	480,726
		1,109,316
Consumer Staples 5.0%
Beverages 0.6%
Boston Beer Co., Inc. "A"*	4,800	102,096
PepsiCo, Inc.	72,720	3,795,984
		3,898,080
Food & Staples Retailing 1.1%
Nash-Finch Co.	6,600	249,216
Pantry, Inc.*	12,700	382,143
Wal-Mart Stores, Inc.	89,100	4,706,262
Walgreen Co.	49,800	1,910,826
		7,248,447
Food Products 2.0%
ConAgra Foods, Inc.	99,200	2,921,440
Dean Foods Co.*	12,700	418,465
General Mills, Inc.	73,400	3,648,714
Hershey Foods Corp.	21,800	1,210,772
Kellogg Co.	29,200	1,304,072
Lance, Inc.	21,800	414,854
Sara Lee Corp.	120,100	2,899,214
		12,817,531
Household Products 1.3%
Colgate-Palmolive Co.	25,700	1,314,812
Hooker Furniture Corp.	8,300	188,410
Kimberly-Clark Corp.	54,000	3,553,740
Procter & Gamble Co.	66,300	3,651,804
		8,708,766
Personal Products 0.0%
Elizabeth Arden, Inc.*	12,600	299,124
Energy 5.2%
Energy Equipment & Services 1.2%
Baker Hughes, Inc.	45,100	1,924,417
Cal Dive International, Inc.*	10,400	423,800
	Shares	Value ($)

Nabors Industries Ltd.*	36,800	1,887,472
Offshore Logistics, Inc.*	1,000	32,470
Schlumberger Ltd.	33,300	2,229,435
Transocean, Inc.*	21,800	924,102
		7,421,696
Oil & Gas 4.0%
BP PLC (ADR)	34,500	2,014,800
Burlington Resources, Inc.	45,400	1,974,900
Callon Petroleum Co.*	9,800	141,708
ChevronTexaco Corp.	45,700	2,399,707
Cimarex Energy Co.*	12,200	462,380
Comstock Resources, Inc.*	18,400	405,720
ConocoPhillips	44,900	3,898,667
Devon Energy Corp.	56,200	2,187,304
EOG Resources, Inc.	27,800	1,983,808
ExxonMobil Corp.	98,600	5,054,236
Houston Exploration Co.*	8,500	478,635
Meridian Resource Corp.*	27,500	166,375
Overseas Shipholding Group, Inc.	8,200	452,640
Remington Oil & Gas Corp.*	15,500	422,375
Royal Dutch Petroleum Co. (NY Shares)	45,000	2,582,100
Southwestern Energy Co.*	10,400	527,176
Tesoro Petroleum Corp.*	11,200	356,832
Vintage Petroleum, Inc.	17,000	385,730
Whiting Petroleum Corp.*	14,200	429,550
		26,324,643
Financials 11.6%
Banks 4.8%
AmSouth Bancorp.	63,900	1,655,010
BancFirst Corp.	400	31,592
Bank of America Corp.	173,200	8,138,668
Banner Corp.	4,900	152,831
BB&T Corp.	44,700	1,879,635
Capital Bancorp., Ltd.	500	17,610
Central Pacific Financial Corp.	500	18,085
Citizens Banking Corp.	2,700	92,745
CoBiz, Inc.	1,200	24,360
Columbia Banking Systems, Inc.	3,100	77,469
Community Bank System, Inc.	2,500	70,625
CVB Financial Corp.	9,000	239,040
Dime Community Bancshares	2,200	39,402
Downey Financial Corp.	4,500	256,500
Fidelity Bancshares, Inc.	4,700	200,972
First BanCorp.	9,300	590,643
First Community Bancorp.	2,400	102,480
FirstFed Financial Corp.*	9,200	477,204
Frontier Financial Corp.	1,600	61,776
Hanmi Financial Corp.	7,900	283,926
Harbor Florida Bancshares, Inc.	6,600	228,426
Independent Bank Corp.	1,400	47,250
Integra Bank Corp.	2,200	50,842
MBT Financial Corp.	1,300	30,251
National City Corp.	53,500	2,008,925
National Penn Bancshares, Inc.	800	22,160
Pacific Capital Bancorp.	1,100	37,389
PNC Financial Services Group	71,300	4,095,472
Prosperity Bancshares, Inc.	2,000	58,420
	Shares	Value ($)

Provident Bankshares Corp.	3,000	109,110
Republic Bancorp, Inc. "A"	1,200	30,840
Republic Bancorp., Inc.	19,500	297,960
Silicon Valley Bancshares*	11,400	510,948
Southwest Bancorporation of Texas, Inc.	3,100	72,199
Sterling Bancshares, Inc.	16,900	241,163
Sterling Financial Corp.*	3,700	145,262
SunTrust Banks, Inc.	27,100	2,002,148
Texas Capital Bancshares, Inc.*	2,300	49,726
TierOne Corp.	3,500	86,975
Trustmark Corp.	5,800	180,206
Umpqua Holdings Corp.	3,300	83,193
United Community Banks, Inc.	1,000	26,930
US Bancorp.	88,900	2,784,348
Wachovia Corp.	64,000	3,366,400
WesBanco, Inc.	3,100	99,107
Westamerica Bancorp.	6,400	373,184
WSFS Financial Corp.	3,800	229,216
		31,678,623
Capital Markets 1.3%
Bear Stearns Companies, Inc.	21,400	2,189,434
Goldman Sachs Group, Inc.	8,200	853,128
Investment Technology Group, Inc.*	8,000	160,000
Lehman Brothers Holdings, Inc.	10,600	927,288
Merrill Lynch & Co., Inc.	46,500	2,779,305
Morgan Stanley	28,100	1,560,112
		8,469,267
Consumer Finance 0.6%
American Express Co.	64,800	3,652,776
Diversified Financial Services 2.9%
Accredited Home Lenders Holding Co.*	8,400	417,312
ASTA Funding, Inc.	5,000	134,200
Bank Mutual Corp.	3,100	37,727
Chemical Financial Corp.	2,200	94,424
Citigroup, Inc.	184,299	8,879,526
F.N.B. Corp.	4,100	83,476
Fannie Mae	32,500	2,314,325
Freddie Mac	30,400	2,240,480
JPMorgan Chase & Co.	118,300	4,614,883
		18,816,353
Insurance 1.3%
AFLAC, Inc.	39,600	1,577,664
Allstate Corp.	48,600	2,513,592
American International Group, Inc.	56,737	3,725,919
American Physicians Capital, Inc.*	1,000	36,020
Commerce Group, Inc.	3,100	189,224
FPIC Insurance Group, Inc.*	3,200	113,216
Navigators Group, Inc.*	1,900	57,209
UICI	4,700	159,330
Zenith National Insurance Corp.	10,000	498,400
		8,870,574
Real Estate 0.7%
American Financial Realty Trust (REIT)	6,400	103,552
Amli Residential Properties Trust (REIT)	4,700	150,400
	Shares	Value ($)

Bedford Property Investors, Inc. (REIT)	2,600	73,866
CarrrAmerica Realty Corp. (REIT)	7,000	231,000
Colonial Properties Trust (REIT)	2,400	94,248
Commercial Net Lease Realty (REIT)	7,200	148,320
Cornerstone Realty Income Trust, Inc. (REIT)	4,900	48,902
Corporate Office Properties Trust (REIT)	6,700	196,645
Cousins Properties, Inc. (REIT)	4,600	139,242
EastGroup Properties, Inc. (REIT)	1,800	68,976
Essex Property Trust, Inc. (REIT)	2,900	243,020
FelCor Lodging Trust, Inc. (REIT)*	9,300	136,245
Gables Residential Trust (REIT)	5,100	182,529
Glenborough Realty Trust, Inc. (REIT)	3,600	76,608
Glimcher Realty Trust (REIT)	3,200	88,672
Healthcare Realty Trust, Inc. (REIT)	5,900	240,130
Heritage Property Investment Trust (REIT)	4,700	150,823
Highwoods Properties, Inc. (REIT)	8,100	224,370
Jones Lang Lasalle, Inc.*	1,000	37,410
Kilroy Realty Corp. (REIT)	4,300	183,825
Kramont Realty Trust (REIT)	1,000	23,400
Lexington Corporate Properties Trust (REIT)	8,400	189,672
LTC Properties, Inc. (REIT)	1,300	25,883
Nationwide Health Properties, Inc. (REIT)	9,500	225,625
Newcastle Investment Corp. (REIT)	6,100	193,858
OMEGA Healthcare Investors, Inc. (REIT)	2,500	29,500
Parkway Properties, Inc. (REIT)	3,100	157,325
Prentiss Properties Trust (REIT)	2,600	99,320
Senior Housing Properties Trust (REIT)	9,700	183,718
Sun Communities, Inc. (REIT)	4,100	165,025
Town & Country Trust (REIT)	1,200	33,156
Trammell Crow Co.*	3,200	57,952
Urstadt Biddle Properties, Inc. (REIT)	1,200	20,460
Washington Real Estate Investment Trust (REIT)	6,200	209,994
		4,433,671
Health Care 9.8%
Biotechnology 1.4%
Amgen, Inc.*	14,100	904,515
Biogen Idec, Inc.*	24,900	1,658,589
deCODE genetics, Inc.*	11,900	92,939
Enzon Pharmaceuticals, Inc.*	19,300	264,796
Genentech, Inc.*	70,500	3,838,020
Gilead Sciences, Inc.*	63,000	2,204,370
Regeneron Pharmaceuticals, Inc.*	13,200	121,572
Third Wave Technologies*	24,300	208,980
		9,293,781
Health Care Equipment & Supplies 2.4%
Align Technology, Inc.*	19,600	210,700
Alliance Imaging, Inc.*	9,300	104,625
Baxter International, Inc.	154,600	5,339,884
Biosite, Inc.*	5,100	313,854
Boston Scientific Corp.*	44,000	1,564,200
C.R. Bard, Inc.	17,600	1,126,048
	Shares	Value ($)

Closure Medical Corp.*	5,900	115,050
Haemonetics Corp.*	11,500	416,415
Hospira, Inc.*	6,450	216,075
Medtronic, Inc.	44,300	2,200,381
Palomar Medical Technologies, Inc.*	5,000	130,350
PolyMedica Corp.	8,700	324,423
VISX, Inc.*	7,009	181,323
Waters Corp.*	17,800	832,862
Zimmer Holdings, Inc.*	36,300	2,908,356
		15,984,546
Health Care Providers & Services 1.2%
Allscripts Healthcare Solutions, Inc.*	10,500	112,035
Amedisys, Inc. "L"*	10,600	343,334
Centene Corp.*	13,600	385,560
Cerner Corp.*	6,000	319,020
Chemed Corp.	6,000	402,660
Genesis HealthCare Corp.*	1,100	38,533
Healthcare Service Group, Inc.	1,800	37,512
IDX Systems Corp.*	9,800	337,708
Lifeline Systems, Inc.*	2,800	72,128
MedCath Corp.*	8,600	211,904
Merge Technologies, Inc.*	6,500	144,625
Option Care, Inc.	16,500	283,635
PDI, Inc.*	7,700	171,556
RehabCare Group, Inc.*	5,200	145,548
Res-Care, Inc.*	20,500	312,010
SFBC International, Inc.*	7,800	308,100
UnitedHealth Group, Inc.	47,100	4,146,213
		7,772,081
Pharmaceuticals 4.8%
Abbott Laboratories	129,600	6,045,840
Alpharma, Inc. "A"	16,900	286,455
Bone Care International, Inc.*	2,300	64,055
Bristol-Myers Squibb Co.	160,400	4,109,448
Connetics Corp.*	12,700	308,483
Eli Lilly & Co.	20,800	1,180,400
First Horizon Pharmaceutical Corp.*	7,600	173,964
Johnson & Johnson	129,666	8,223,417
Kos Pharmaceuticals, Inc.*	5,700	214,548
Noven Pharmaceuticals, Inc.*	13,400	228,604
Perrigo Co.	20,300	350,581
Pfizer, Inc.	226,475	6,089,913
POZEN, Inc.*	22,100	160,667
Rigel Pharmaceuticals, Inc.*	7,500	183,150
United Therapeutics Corp.*	8,900	401,835
USANA Health Sciences, Inc.*	1,400	47,880
Valeant Pharmaceuticals International	13,600	358,360
Wyeth	65,300	2,781,127
		31,208,727
Industrials 6.7%
Aerospace & Defense 1.2%
DRS Technologies, Inc.*	1,800	76,878
HEICO Corp.	5,600	126,504
Honeywell International, Inc.	117,000	4,142,970
Teledyne Technologies, Inc.*	4,500	132,435
United Technologies Corp.	34,000	3,513,900
		7,992,687
	Shares	Value ($)

Air Freight & Logistics 0.4%
FedEx Corp.	22,500	2,216,025
Airlines 0.1%
Frontier Airlines, Inc.*	19,200	219,072
Pinnacle Airlines Corp.*	20,500	285,770
		504,842
Commercial Services & Supplies 1.1%
Avery Dennison Corp.	38,400	2,302,848
Brady Corp. "A"	4,000	250,280
Bright Horizons Family Solutions, Inc.*	500	32,380
Coinstar, Inc.*	11,800	316,594
Duratek, Inc.*	6,700	166,897
Electro Rent Corp.	1,800	25,614
Euronet Worldwide, Inc.*	10,900	283,618
Heidrick & Struggles International, Inc.*	2,500	85,675
Navigant Consulting, Inc.*	13,500	359,100
NCO Group, Inc.*	11,500	297,275
NuCo2, Inc.*	13,700	304,003
Pitney Bowes, Inc.	48,200	2,230,696
Stewart Enterprises, Inc. "A"*	19,100	133,509
TeleTech Holdings, Inc.*	25,200	244,188
Ventiv Health, Inc.*	9,800	199,136
		7,231,813
Construction & Engineering 0.1%
Dycom Industries, Inc.*	12,500	381,500
Perini Corp.*	20,100	335,469
		716,969
Electrical Equipment 0.5%
Artesyn Technologies, Inc.*	22,700	256,510
Emerson Electric Co.	37,800	2,649,780
		2,906,290
Industrial Conglomerates 2.5%
3M Co.	17,800	1,460,846
Blout International, Inc.*	2,300	40,066
General Electric Co.	328,900	12,004,850
Textron, Inc.	39,700	2,929,860
Tredegar Corp.	5,600	113,176
		16,548,798
Machinery 0.5%
Actuant Corp. "A"*	5,800	302,470
Astec Industries, Inc.*	17,500	301,175
Caterpillar, Inc.	10,100	984,851
Kennametal, Inc.	10,500	522,585
Sauer-Danfoss, Inc.	4,600	100,326
Terex Corp.*	10,100	481,265
The Manitowoc Co., Inc.	10,600	399,090
Wabash National Corp.*	11,300	304,309
Wabtec Corp.	2,200	46,904
		3,442,975
Marine 0.1%
Kirby Corp.*	11,300	501,494
Road & Rail 0.1%
Knight Transportation, Inc.	16,400	406,720
Old Dominion Freight Line, Inc.*	13,000	452,400
		859,120
	Shares	Value ($)

Trading Companies & Distributors 0.1%
United Rentals, Inc.*	15,800	298,620
WESCO International, Inc.*	10,400	308,256
		606,876
Information Technology 11.1%
Communications Equipment 1.3%
Aspect Communications Corp.*	16,400	182,696
Cisco Systems, Inc.*	142,900	2,757,970
CommScope, Inc.*	16,200	306,180
Digi International, Inc.*	2,800	48,132
Nokia Oyj (ADR)	180,100	2,822,167
QUALCOMM, Inc.	60,000	2,544,000
		8,661,145
Computers & Peripherals 2.3%
Dell, Inc.*	35,400	1,491,756
EMC Corp.*	208,000	3,092,960
Hewlett-Packard Co.	137,700	2,887,569
Intergraph Corp.*	14,100	379,713
International Business Machines Corp.	67,700	6,673,866
Komag, Inc.*	15,800	296,724
Tyler Technologies, Inc.*	10,500	87,780
		14,910,368
Electronic Equipment & Instruments 0.2%
Agilysys, Inc.	15,600	267,384
BEI Technologies, Inc.	9,300	287,184
Keithley Instruments, Inc.	3,300	65,010
LeCroy Corp.*	14,900	347,766
Rofin-Sinar Technologies, Inc.*	8,600	365,070
X-Rite, Inc.	12,000	192,120
		1,524,534
Internet Software & Services 0.2%
Digital River, Inc.*	5,600	233,016
DoubleClick, Inc.*	23,700	184,386
EarthLink, Inc.*	20,100	231,552
eSPEED, Inc. "A"*	14,600	180,602
F5 Networks, Inc.*	4,900	238,728
InfoSpace, Inc.*	3,700	175,935
S1 Corp.*	3,500	31,710
		1,275,929
IT Consulting & Services 1.2%
Accenture Ltd. "A"*	58,800	1,587,600
Automatic Data Processing, Inc.	70,700	3,135,545
CSG Systems International, Inc.*	15,900	297,330
eFunds Corp.*	7,200	172,872
Fiserv, Inc.*	54,300	2,182,317
Paychex, Inc.	22,300	759,984
Sapient Corp.*	18,400	145,544
		8,281,192
Semiconductors & Semiconductor Equipment 2.8%
ADE Corp.*	10,200	190,944
Applied Materials, Inc.*	142,100	2,429,910
Axcelis Technologies, Inc.*	33,700	273,981
Diodes, Inc.*	11,300	255,719
Integrated Device Technology, Inc.*	23,400	270,504
Intel Corp.	321,200	7,512,868
	Shares	Value ($)

Kulicke & Soffa Industries, Inc.*	21,200	182,744
Linear Technology Corp.	48,600	1,883,736
LTX Corp.*	24,300	186,867
Micrel, Inc.*	21,300	234,726
Microsemi Corp.*	15,900	276,024
OmniVision Technologies, Inc.*	12,400	227,540
Photronics, Inc.*	14,200	234,300
Silicon Image, Inc.*	14,900	245,254
Siliconix, Inc.*	1,600	58,384
Standard Microsystems Corp.*	11,600	206,828
Supertex, Inc.*	900	19,530
Texas Instruments, Inc.	140,400	3,456,648
		18,146,507
Software 3.1%
Adobe Systems, Inc.	8,400	527,016
Ansoft Corp.*	11,500	232,300
Aspen Technology, Inc.*	24,000	149,040
Borland Software Corp.*	24,400	284,992
Electronic Arts, Inc.*	40,700	2,510,376
Embarcadero Technologies, Inc.*	24,200	227,722
Epicor Software Corp.*	19,000	267,710
EPIQ Systems, Inc.*	14,800	216,672
FactSet Research Systems, Inc.	1,800	105,192
Internet Security Systems, Inc.*	7,800	181,350
Interwoven, Inc.*	15,200	165,376
Intuit, Inc.*	24,200	1,065,042
Kronos, Inc.*	7,300	373,249
Macrovision Corp.*	6,700	172,324
Microsoft Corp.	369,200	9,861,332
MicroStrategy, Inc.*	22	1,326
Oracle Corp.*	102,700	1,409,044
Quest Software, Inc.*	2,200	35,090
SeaChange International, Inc.*	11,900	207,536
Sonic Solutions*	14,700	329,868
SS&C Technologies, Inc.	11,000	227,150
Symantec Corp.*	57,600	1,483,776
		20,033,483
Materials 2.4%
Chemicals 1.2%
Air Products & Chemicals, Inc.	47,700	2,765,169
Albermarle Corp.	1,400	54,194
Compass Minerals International, Inc.	15,700	380,411
Dow Chemical Co.	28,900	1,430,839
Ecolab, Inc.	40,800	1,433,304
FMC Corp.*	9,700	468,510
Georgia Gulf Corp.	9,100	453,180
Octel Corp.	15,200	316,312
Terra Industries, Inc.*	33,200	294,816
W.R. Grace & Co.*	17,800	242,258
		7,838,993
Containers & Packaging 0.4%
Silgan Holdings, Inc.	2,100	128,016
Sonoco Products Co.	79,200	2,348,280
		2,476,296
	Shares	Value ($)

Metals & Mining 0.7%
Alcoa, Inc.	94,700	2,975,474
Century Aluminum Co.*	12,700	333,502
Hecla Mining Co.*	34,000	198,220
Oregon Steel Mills, Inc.*	16,100	326,669
Quanex Corp.	6,800	466,276
Steel Dynamics, Inc.	7,000	265,160
		4,565,301
Paper & Forest Products 0.1%
Buckeye Technologies, Inc.*	4,600	59,846
Deltic Timber Corp.	1,600	67,920
Pope & Talbot, Inc.	8,800	150,568
Potlatch Corp.	10,700	541,206
		819,540
Telecommunication Services 0.5%
Diversified Telecommunication Services 0.4%
CT Communications, Inc.	9,100	111,930
General Communication, Inc. "A"*	24,900	274,896
North Pittsburgh Systems, Inc.	2,800	69,244
PTEK Holdings, Inc.*	24,300	260,253
SBC Communications, Inc.	60,700	1,564,239
Verizon Communications, Inc.	14,000	567,140
		2,847,702
Wireless Telecommunication Services 0.1%
Alamosa Holdings, Inc.*	14,200	177,074
Centennial Communications Corp.*	23,300	184,769
		361,843
Utilities 0.4%
Electric Utilities 0.3%
PNM Resources, Inc.	15,800	399,582
Progress Energy, Inc.	28,900	1,307,436
		1,707,018
Gas Utilities 0.0%
Southern Union Co.*	2,800	67,144
Multi-Utilities 0.1%
Energen Corp.	10,200	601,290
Total Common Stocks (Cost $328,259,805)		392,579,874

Warrants 0.0%
MircoStrategy, Inc.*	96	9
TravelCenters of America, Inc.*	40	200
Total Warrants (Cost $200)		209

Preferred Stocks 0.1%
Paxson Communications Corp. (PIK)	27	198,450
TNP Enterprises, Inc., 14.5% "D" (PIK)	530	61,480
Total Preferred Stocks (Cost $268,141)		259,930
	Principal Amount ($)(f)	Value ($)

Convertible Bonds 0.0%
DIMON, Inc., 6.25%, 3/31/2007	70,000	65,625
HIH Capital Ltd., 144A, Series DOM, 7.5%, 9/25/2006	50,000	49,500
Total Convertible Bonds (Cost $114,979)		115,125

Corporate Bonds 11.2%
Consumer Discretionary 1.9%
Adesa, Inc., 7.625%, 6/15/2012	55,000	58,025
AMC Entertainment, Inc., 8.0%, 3/1/2014	145,000	144,275
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	170,000	171,913
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	175,000	169,312
Auburn Hills Trust, 12.375%, 5/1/2020	83,000	130,183
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	155,000	156,163
Cablevision Systems New York Group, 144A, 6.669%**, 4/1/2009	105,000	111,300
Caesars Entertainment, Inc., 9.375%, 2/15/2007	55,000	60,638
Carrols Corp., 144A, 9.0%, 1/15/2013	50,000	51,750
Charter Communications Holdings LLC:
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	380,000	279,300
9.625%, 11/15/2009	285,000	250,087
10.25%, 9/15/2010	500,000	530,000
Cooper Standard Automotive, Inc., 144A, 8.375%, 12/15/2014	65,000	64,838
CSC Holdings, Inc., 7.875%, 12/15/2007	80,000	85,800
DaimlerChrysler NA Holdings Corp., 4.75%, 1/15/2008	600,000	612,811
Dex Media East LLC/Financial, 12.125%, 11/15/2012	568,000	692,250
DIMON, Inc., Series B, 9.625%, 10/15/2011	305,000	333,975
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012	45,000	46,800
Series B, 9.0%, 5/1/2009 EUR	25,000	32,282
Series D, 9.0%, 5/1/2009	90,000	89,100
EchoStar DBS Corp., 144A, 6.625%, 10/1/2014	115,000	116,438
Foot Locker, Inc., 8.5%, 1/15/2022	70,000	77,000
Friendly Ice Cream Corp., 8.375%, 6/15/2012	205,000	201,156
General Motors Corp., 8.25%, 7/15/2023	140,000	145,834
Icon Health & Fitness, Inc., 11.25%, 4/1/2012	140,000	117,600
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008	125,000	94,219
J Crew Intermediate LLC, Step-up Coupon, 0% to 11/15/2005, 16.0% to 5/15/2008	34,889	33,141
Jacobs Entertainment Co., 11.875%, 2/1/2009	300,000	339,000
Levi Strauss & Co.:
7.0%, 11/1/2006	130,000	136,500
12.25%, 12/15/2012	15,000	16,688
Mediacom LLC, 9.5%, 1/15/2013	295,000	296,106
	Principal Amount ($)(f)	Value ($)

MGM MIRAGE:
8.375%, 2/1/2011	260,000	293,150
9.75% , 6/1/2007	40,000	44,400
Mothers Work, Inc., 11.25%, 8/1/2010	80,000	77,600
NCL Corp., 144A, 10.625%, 7/15/2014	190,000	190,000
Paxson Communications Corp., 10.75%, 7/15/2008	120,000	126,000
PEI Holding, Inc., 11.0%, 3/15/2010	170,000	198,050
Petro Stopping Centers, 9.0%, 2/15/2012	250,000	264,375
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	60,000	64,950
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	50,000	54,625
PRIMEDIA, Inc.:
7.665%**, 5/15/2010	225,000	238,500
8.875%, 5/15/2011	145,000	153,337
Rent-Way, Inc., 11.875%, 6/15/2010	50,000	56,313
Restaurant Co., 1.0%, 5/15/2008	199,779	202,276
Schuler Homes, Inc., 10.5%, 7/15/2011	175,000	199,062
Simmons Bedding Co., 144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	165,000	100,650
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	155,000	164,688
8.75%, 12/15/2011	410,000	446,387
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	245,000	261,231
Tele-Communications, Inc. "A", 9.875%, 6/15/2022	670,000	951,119
Toys "R" Us, Inc.:
7.375%, 10/15/2018	355,000	328,375
7.875%, 4/15/2013	65,000	64,512
True Temper Sports, Inc., 8.375%, 9/15/2011	95,000	88,350
Trump Holdings & Funding, 12.625%, 3/15/2010*	120,000	129,900
TRW Automotive, Inc., 11.0%, 2/15/2013	210,000	253,050
United Auto Group, Inc., 9.625%, 3/15/2012	140,000	154,700
Venetian Casino Resort LLC, 11.0%, 6/15/2010	160,000	182,600
VICORP Restaurants, Inc., 10.5%, 4/15/2011	90,000	90,450
Virgin River Casino Corp., 144A, 9.0%, 1/15/2012	15,000	15,600
Visteon Corp.:
7.0%, 3/10/2014	190,000	181,450
8.25%, 8/1/2010	90,000	94,275
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	130,000	138,450
Williams Scotsman, Inc., 9.875%, 6/1/2007	270,000	270,000
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011	120,000	119,400
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	320,000	316,800
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	165,000	168,300
	Principal Amount ($)(f)	Value ($)

Young Broadcasting, Inc., 8.75%, 1/15/2014	210,000	211,575
		12,538,984
Consumer Staples 0.2%
Agrilink Foods, Inc., 11.875%, 11/1/2008	15,000	15,619
Church & Dwight Co., Inc., 144A, 6.0%, 12/15/2012	85,000	86,487
Duane Reade, Inc.:
144A, 1.0%**, 12/15/2010	70,000	71,050
144A, 9.75%, 8/1/2011	175,000	159,250
North Atlantic Holding, Inc., Step-up Coupon, 0% to 3/1/2008, 12.25% to 3/1/2014	70,000	28,700
Pierre Foods, Inc., 144A, 9.875%, 7/15/2012	35,000	36,225
Pinnacle Foods Holding Corp., 144A, 8.25%, 12/1/2013	195,000	185,737
Prestige Brands, Inc., 144A, 9.25%, 4/15/2012	15,000	15,938
Revlon Consumer Products Corp., 9.0%, 11/1/2006	160,000	158,400
Rite Aid Corp., 11.25%, 7/1/2008	30,000	32,550
Standard Commercial Corp., 8.0%, 4/15/2012	80,000	82,200
Swift & Co., 12.5%, 1/1/2010	150,000	169,500
Wornick Co., 10.875%, 7/15/2011	65,000	70,525
		1,112,181
Energy 0.7%
Avista Corp., 9.75%, 6/1/2008	115,000	133,338
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	345,000	410,064
Chesapeake Energy Corp.:
6.875%, 1/15/2016	100,000	104,750
9.0%, 8/15/2012	140,000	159,950
CITGO Petroleum Corp., 144A, 6.0%, 10/15/2011	60,000	59,700
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	15,000	14,438
7.125%, 5/15/2018	215,000	191,619
7.625%, 10/15/2026	55,000	47,781
144A, 9.875%, 7/15/2010	185,000	206,737
Edison Mission Energy, 7.73%, 6/15/2009	410,000	440,750
El Paso Production Holding Corp., 7.75%, 6/1/2013	175,000	183,312
Enterprise Products Operating LP, 7.5%, 2/1/2011	793,000	899,099
Mission Resources Corp., 9.875%, 4/1/2011	155,000	165,463
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	195,000	197,925
NGC Corp. Capital Trust, 8.316%, 6/1/2027	100,000	84,875
Pemex Project Funding Master Trust, 144A, 3.79%, 6/15/2010**	805,000	825,930
Southern Natural Gas, 8.875%, 3/15/2010	105,000	117,600
Stone Energy Corp.:
144A, 6.75%, 12/15/2014	90,000	89,775
8.25%, 12/15/2011	215,000	232,200
Williams Cos., Inc.:
8.125%, 3/15/2012	215,000	248,325
	Principal Amount ($)(f)	Value ($)

8.75%, 3/15/2032	100,000	114,875
		4,928,506
Financials 3.4%
AAC Group Holding Corp., 144A, Step-up Coupon, 0% to 10/1/2008, 10.25% to 10/1/2012	130,000	87,425
Affinia Group, Inc., 144A, 9.0%, 11/30/2014	235,000	244,987
Ahold Finance USA, Inc., 6.25%, 5/1/2009	105,000	109,200
American General Finance Corp., Series H, 4.0%, 3/15/2011	1,774,000	1,720,434
AmeriCredit Corp., 9.25%, 5/1/2009	235,000	252,037
BF Saul (REIT), 7.5%, 3/1/2014	145,000	149,350
Capital One Bank, 4.875%, 5/15/2008	70,000	71,891
Dow Jones CDX:
144A, Series 3-1, 7.75%, 12/29/2009	955,000	981,859
144A, Series 3-3, 8.0%, 12/29/2009	2,065,000	2,117,916
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	250,000	268,750
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	255,000	300,788
FINOVA Group, Inc., 7.5%, 11/15/2009	1,390,650	681,418
Ford Motor Credit Co.:
5.8%, 1/12/2009	792,000	809,536
6.875%, 2/1/2006	2,293,000	2,362,249
General Motors Acceptance Corp.:
6.75%, 1/15/2006	3,910,000	4,011,191
6.875%, 9/15/2011	305,000	312,562
Goldman Sachs Group, Inc., 4.75%, 7/15/2013	745,000	737,204
HSBC Bank USA, 5.875%, 11/1/2034	550,000	556,929
JPMorgan Chase & Co., 5.125%, 9/15/2014	570,000	573,739
LNR Property Corp., 7.625%, 7/15/2013	75,000	85,125
Morgan Stanley, 4.0%, 1/15/2010	676,000	668,321
Poster Financial Group, Inc., 8.75%, 12/1/2011	160,000	164,400
PXRE Capital Trust I, 8.85%, 2/1/2027	140,000	140,000
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	150,000	124,500
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	65,000	77,188
Radnor Holdings Corp., 11.0%, 3/15/2010	70,000	60,025
RAM Holdings Ltd., 144A, 6.875%, 4/1/2024	1,500,000	1,473,135
Republic New York Corp., 5.875%, 10/15/2008	985,000	1,048,414
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	45,000	47,813
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	185,000	162,337
UGS Corp., 144A, 10.0%, 6/1/2012	115,000	130,813
Universal City Development, 11.75%, 4/1/2010	180,000	212,625
Universal City Florida Holding Co., 144A, 7.2%**, 5/1/2010	65,000	67,600
Venoco, Inc., 144A, 8.75%, 12/15/2011	70,000	72,100
	Principal Amount ($)(f)	Value ($)

Wells Fargo & Co., 4.2%, 1/15/2010	1,118,000	1,122,544
		22,006,405
Health Care 0.7%
AmeriPath, Inc., 10.5%, 4/1/2013	110,000	116,875
AmerisourceBergen Corp., 7.25%, 11/15/2012	11,000	12,293
Cinacalcet Royalty Subordinated LLC, 8.0%, 3/30/2017	145,000	145,725
Curative Health Services, Inc., 10.75%, 5/1/2011	95,000	85,025
Encore Medical Corp., 144A, 9.75%, 10/1/2012	85,000	85,850
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009	145,000	149,713
Health Care Service Corp., 144A, 7.75%, 6/15/2011	2,695,000	3,153,155
HEALTHSOUTH Corp., 10.75%, 10/1/2008	230,000	242,650
IDI Acquisition Corp., 144A, 10.75%, 12/15/2011	50,000	51,250
InSight Health Services Corp., Series B, 9.875%, 11/1/2011	105,000	106,050
Interactive Health LLC, 144A, 7.75%, 4/1/2011	105,000	91,350
National Mentor, Inc., 144A, 9.625%, 12/1/2012	20,000	21,250
Tenet Healthcare Corp., 6.375%, 12/1/2011	555,000	514,762
		4,775,948
Industrials 1.0%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	140,000	153,300
Allied Security Escrow Corp., 144A, 11.375%, 7/15/2011	135,000	141,075
Allied Waste North America, Inc., Series B, 5.75%, 2/15/2011	575,000	540,500
AMI Semiconductor, Inc., 10.75%, 2/1/2013	45,000	52,875
Avondale Mills, Inc., 144A, 9.00%**, 7/1/2012	30,000	27,000
BAE System 2001 Asset Trust "B", Series 2001, 144A, 7.156%, 12/15/2011	309,509	335,952
Browning-Ferris Industries:
7.4%, 9/15/2035	70,000	61,250
9.25%, 5/1/2021	15,000	15,975
Cenveo Corp., 7.875%, 12/1/2013	185,000	172,050
Clean Harbors, Inc., 144A, 11.25%, 7/15/2012	30,000	33,600
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	260,000	279,500
Collins & Aikman Products, 10.75%, 12/31/2011	165,000	168,300
Continental Airlines, Inc. "B", 8.0%, 12/15/2005	140,000	136,500
Cornell Companies, Inc., 10.75%, 7/1/2012	185,000	197,719
Corrections Corp. of America, 9.875%, 5/1/2009	150,000	166,500
Dana Corp., 7.0%, 3/1/2029	210,000	209,475
Eagle-Picher Industries, Inc., 9.75%, 9/1/2013	30,000	30,000
Erico International Corp., 8.875%, 3/1/2012	120,000	126,000
	Principal Amount ($)(f)	Value ($)

Evergreen International Aviation, Inc., 12.0%, 5/15/2010	40,000	30,300
Goodman Global Holding Co., Inc., 144A, 7.875%, 12/15/2012	205,000	202,950
Interface, Inc., 10.375%, 2/1/2010	60,000	69,000
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	230,000	259,900
Kansas City Southern:
7.5%, 6/15/2009	370,000	388,500
9.5%, 10/1/2008	100,000	113,625
Kinetek, Inc., Series D, 10.75%, 11/15/2006	260,000	254,150
Laidlaw International, Inc., 10.75%, 6/15/2011	70,000	81,725
Millennium America, Inc.:
7.625%, 11/15/2026	270,000	265,950
9.25%, 6/15/2008	190,000	216,125
Remington Arms Co., Inc., 10.5%, 2/1/2011	125,000	120,625
Sea Containers Ltd., 10.5%, 5/15/2012	45,000	47,362
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	145,000	145,000
Ship Finance International Ltd., 8.5%, 12/15/2013	175,000	180,250
SPX Corp.:
6.25%, 6/15/2011	55,000	58,025
7.5%, 1/1/2013	210,000	227,850
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	70,000	70,525
10.375%, 7/1/2012	160,000	179,200
Texas Genco LLC, 144A, 6.875%, 12/15/2014	170,000	175,737
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	60,000	70,200
United Rentals North America, Inc.:
6.5%, 2/15/2012	155,000	151,125
7.0%, 2/15/2014	120,000	112,200
7.75%, 11/15/2013	80,000	78,400
Westlake Chemical Corp., 8.75%, 7/15/2011	16,000	18,080
		6,364,375
Information Technology 0.1%
Activant Solutions, Inc., 10.5%, 6/15/2011	150,000	161,250
Itron, Inc., 144A, 7.75%, 5/15/2012	105,000	106,837
Lucent Technologies, Inc., 6.45%, 3/15/2029	425,000	384,625
Spheris, Inc., 144A, 11.0%, 12/15/2012	85,000	87,125
		739,837
Materials 0.9%
Aqua Chemical, Inc., 11.25%, 7/1/2008	155,000	124,000
ARCO Chemical Co., 9.8%, 2/1/2020	685,000	780,900
Associated Materials, Inc., Step-up Coupon, 0% to 3/01/2009, 11.25% to 3/01/2014	375,000	270,000
Caraustar Industries, Inc., 9.875%, 4/1/2011	140,000	151,900
Constar International, Inc., 11.0%, 12/1/2012	170,000	176,375
	Principal Amount ($)(f)	Value ($)

Dayton Superior Corp.:
10.75%, 9/15/2008	145,000	155,150
13.0%, 6/15/2009	325,000	338,000
Georgia-Pacific Corp.:
8.0%, 1/15/2024	365,000	423,400
9.375%, 2/1/2013	185,000	215,525
Hercules, Inc.:
6.75%, 10/15/2029	115,000	118,738
11.125%, 11/15/2007	85,000	101,150
Huntsman Advanced Materials, 144A, 11.0%, 7/15/2010	100,000	119,000
Huntsman International LLC:
144A, 7.375%, 1/1/2015	50,000	50,125
144A, 7.5%, 1/1/2015 EUR	30,000	40,777
Huntsman LLC, 11.625%, 10/15/2010	200,000	236,500
IMC Global, Inc., 10.875%, 8/1/2013	35,000	43,750
Intermet Corp., 9.75%, 6/15/2009*	55,000	26,950
International Steel Group, Inc., 6.5%, 4/15/2014	295,000	316,387
MMI Products, Inc., Series B, 11.25%, 4/15/2007	130,000	131,950
Neenah Corp., 144A, 11.0%, 9/30/2010	250,000	276,250
Omnova Solutions, Inc., 11.25%, 6/1/2010	210,000	236,250
Owens-Brockway Glass Container, 8.25%, 5/15/2013	55,000	60,500
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	30,000	18,900
Pliant Corp.:
Step-up Coupon, 0.% to 12/15/2006, 11.125% to 6/15/2009	25,000	23,094
11.125%, 9/1/2009	180,000	196,200
Portola Packaging, Inc., 8.25%, 2/1/2012	120,000	94,800
Rockwood Specialties Group, Inc., 144A, 7.625%, 11/15/2014	220,000	307,632
Sheffield Steel Corp., 144A, 11.375%, 8/15/2011	85,000	87,550
TriMas Corp., 9.875%, 6/15/2012	385,000	408,100
United States Steel LLC:
9.75%, 5/15/2010	133,000	151,620
10.75%, 8/1/2008	60,000	70,650
		5,752,123
Telecommunication Services 1.0%
American Cellular Corp., Series B, 10.0%, 8/1/2011	505,000	433,037
American Tower Corp., 144A, 7.125%, 10/15/2012	85,000	86,913
AT&T Corp.:
9.05%, 11/15/2011	175,000	201,469
9.75%, 11/15/2031	170,000	202,937
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	825,000	876,534
BellSouth Corp., 5.2%, 9/15/2014	610,000	621,725
Cincinnati Bell, Inc., 8.375%, 1/15/2014	580,000	587,250
Dobson Cellular Systems, Inc., 144A, 6.96%**, 11/1/2011	35,000	36,225
Dobson Communications Corp., 8.875%, 10/1/2013	165,000	115,912
GCI, Inc., 7.25%, 2/15/2014	120,000	120,000
	Principal Amount ($)(f)	Value ($)

Insight Midwest LP, 9.75%, 10/1/2009	35,000	36,663
IWO Escrow Co., 144A, 6.32%**, 1/15/2012	15,000	15,113
LCI International, Inc., 7.25%, 6/15/2007	220,000	213,950
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011	85,000	76,925
MCI, Inc., 8.735%, 5/1/2014	560,000	602,000
Nextel Communications, Inc., 5.95%, 3/15/2014	105,000	108,675
Nextel Partners, Inc., 8.125%, 7/1/2011	130,000	144,300
Northern Telecom Capital, 7.875%, 6/15/2026	60,000	59,400
PanAmSat Corp., 144A, 9.0%, 8/15/2014	300,000	334,875
Qwest Corp.:
7.25%, 9/15/2025	480,000	466,800
144A, 7.875%, 9/1/2011	180,000	195,300
Qwest Services Corp.:
144A, 14.0%, 12/15/2010	70,000	84,175
144A, 14.5%, 12/15/2014	430,000	543,950
Rural Cellular Corp., 9.875%, 2/1/2010	120,000	122,100
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	55,000	46,338
Triton PCS, Inc., 8.5%, 6/1/2013	35,000	33,775
Ubiquitel Operating Co., 9.875%, 3/1/2011	25,000	28,063
US Unwired, Inc., Series B, 10.0%, 6/15/2012	170,000	191,675
Western Wireless Corp., 9.25%, 7/15/2013	30,000	32,625
		6,618,704
Utilities 1.3%
AES Corp., 144A, 8.75%, 5/15/2013	35,000	39,769
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	75,000	83,813
Calpine Corp.:
8.25%, 8/15/2005	144,000	145,440
144A, 8.5%, 7/15/2010	215,000	184,362
CMS Energy Corp., 8.5%, 4/15/2011	20,000	22,725
Consumers Energy Co.:
Series F, 4.0%, 5/15/2010	1,245,000	1,222,849
144A, 5.0%, 2/15/2012	975,000	992,519
DPL, Inc., 6.875%, 9/1/2011	280,000	305,797
Midwest Generation LLC, 8.75%, 5/1/2034	80,000	90,800
NorthWestern Corp., 144A, 5.875%, 11/1/2014	55,000	56,263
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	525,000	572,250
Pedernales Electric Cooperative, Series 02-A, 144A, 6.202%, 11/15/2032	1,050,000	1,129,674
Progress Energy, Inc., 6.75%, 3/1/2006	1,275,000	1,323,011
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	155,000	176,894
10.0%, 10/1/2009	165,000	195,112
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	85,000	90,738
	Principal Amount ($)(f)	Value ($)

Xcel Energy, Inc., 7.0%, 12/1/2010	1,780,000	2,006,469
		8,638,485
Total Corporate Bonds (Cost $72,042,402)		73,475,548

Foreign Bonds — US$ Denominated 5.3%
Consumer Discretionary 0.2%
Advertising Directory Solutions, Inc., 144A, 9.25%, 11/15/2012	110,000	115,500
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	235,000	265,550
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	245,000	281,750
Shaw Communications, Inc.:
7.25%, 4/6/2011	60,000	66,150
8.25%, 4/11/2010	415,000	472,062
Vicap SA, 11.375%, 5/15/2007	25,000	25,313
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	85,000	88,188
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013	200,000	193,500
		1,508,013
Consumer Staples 0.1%
Burns Philip Capital Property Ltd., 10.75%, 2/15/2011	140,000	157,500
Fage Dairy Industry SA, 9.0%, 2/1/2007	230,000	231,150
Grupo Cosan SA, 144A, 9.0%, 11/1/2009	50,000	52,250
		440,900
Energy 0.3%
Gazprom OAO, 144A, 9.625%, 3/1/2013	300,000	354,000
Luscar Coal Ltd., 9.75%, 10/15/2011	105,000	119,175
Petroleos Mexicanos, Series P, 9.5%, 9/15/2027	450,000	567,000
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	624,002	711,362
Secunda International Ltd., 144A, 9.76%**, 9/1/2012	140,000	137,200
		1,888,737
Financials 1.9%
Arcel Finance Ltd., 144A, 5.984%, 2/1/2009	954,930	986,261
Conproca SA de CV, 12.0%, 6/16/2010	100,000	126,000
Deutsche Telekom International Finance BV:
8.5%, 6/15/2010	240,000	285,930
8.75%, 6/15/2030	1,149,000	1,517,206
Eircom Funding, 8.25%, 8/15/2013	155,000	171,275
Endurance Specialty Holdings Ltd., 7.0%, 7/15/2034	195,000	200,791
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	1,115,000	1,118,255
Mizuho Financial Group, 8.375%, 12/29/2049	1,865,000	2,043,853
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	175,000	158,813
QBE Insurance Group Ltd., 144A, 5.647%**, 7/1/2023	1,155,000	1,134,412
	Principal Amount ($)(f)	Value ($)

Royal Bank of Scotland Group PLC, Series 3, 7.816%, 11/29/2049	1,045,000	1,086,640
Westfield Capital Corp., 144A, 4.375%, 11/15/2010	3,475,000	3,436,987
		12,266,423
Health Care 0.0%
Biovail Corp., 7.875%, 4/1/2010	110,000	113,850
Elan Financial PLC, 144A, 7.75%, 11/15/2011	30,000	31,950
		145,800
Industrials 0.3%
CP Ships Ltd., 10.375%, 7/15/2012	170,000	196,137
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007	235,000	250,275
11.75%, 6/15/2009	85,000	86,594
12.5%, 6/15/2012	98,000	114,415
LeGrand SA, 8.5%, 2/15/2025	130,000	153,400
Stena AB:
144A, 7.0%, 12/1/2016	55,000	54,450
9.625% , 12/1/2012	95,000	107,350
Tyco International Group SA:
6.875%, 1/15/2029	481,000	550,991
7.0%, 6/15/2028	484,000	562,716
		2,076,328
Information Technology 0.1%
Flextronics International Ltd., 144A, 6.25%, 11/15/2014	190,000	188,100
Magnachip Semiconductor SA:
144A, 6.875%, 12/15/2011	70,000	72,100
144A, 8.0%, 12/15/2014	65,000	67,763
		327,963
Materials 1.0%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014	125,000	128,438
Avecia Group PLC, 11.0%, 7/1/2009	385,000	396,550
Cascades, Inc.:
7.25%, 2/15/2013	225,000	238,500
144A, 7.25%, 2/15/2013	10,000	10,600
Celulosa Arauco y Constitucion SA, 7.75%, 9/13/2011	435,000	504,480
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	200,000	199,000
Citigroup Global (Severstal), 8.625%, 2/24/2009	24,000	24,098
Crown Euro Holdings SA, 10.875%, 3/1/2013	125,000	147,812
ISPAT Inland ULC, 9.75%, 4/1/2014	150,000	185,250
Rhodia SA, 8.875%, 6/1/2011	150,000	151,125
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	1,735,000	1,927,774
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	85,000	92,863
Sociedad Concesionaria Autopista Central, 144A, 6.223%, 12/15/2026	2,015,000	2,114,460
Tembec Industries, Inc., 8.5%, 2/1/2011	620,000	623,100
		6,744,050
	Principal Amount ($)(f)	Value ($)

Sovereign Bonds 0.9%
Dominican Republic, 9.04%, 1/23/2013	100,000	83,750
Federative Republic of Brazil:
8.875%, 10/14/2019	215,000	226,610
9.25%, 10/22/2010	280,000	313,040
11.0%, 8/17/2040	310,000	367,815
Government of Ukraine, 7.65%, 6/11/2013	300,000	320,400
Republic of Argentina:
Series BGLO, 8.375%, 12/20/2049*	595,000	193,375
11.75%, 4/7/2009*	515,000	175,100
11.75%, 6/15/2015*	475,000	160,312
Republic of Bulgaria, 8.25%, 1/15/2015	300,000	377,220
Republic of Colombia:
10.75%, 1/15/2013	50,000	59,750
11.75%, 2/25/2020	40,000	51,400
Republic of Ecuador, Step-up Coupon 8.0% to 8/15/2005, 9.0% to 8/15/2006, 10.0% to 8/15/2030	170,000	146,625
Republic of Philippines, 9.375%, 1/18/2017	270,000	280,463
Republic of Turkey:
7.25%, 3/15/2015	135,000	138,712
9.0%, 6/30/2011	20,000	22,850
9.5%, 1/15/2014	45,000	53,100
11.75%, 6/15/2010	300,000	376,500
11.875%, 1/15/2030	260,000	374,400
Republic of Venezuela:
9.25%, 9/15/2027	140,000	147,700
10.75%, 9/19/2013	270,000	323,325
Russian Federation:
Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	400,000	413,760
11.0%, 7/24/2018	230,000	321,586
Russian Ministry of Finance, Series VII, 3.0%, 5/14/2011	60,000	50,598
United Mexican States:
Series A, 6.75%, 9/27/2034	375,000	370,312
8.375%, 1/14/2011	125,000	146,813
11.375%, 9/15/2016	270,000	398,520
		5,894,036
Telecommunication Services 0.5%
Alestra SA de RL de CV, 8.0%, 6/30/2010	35,000	29,663
America Movil SA de CV, 144A, 5.75%, 1/15/2015	790,000	788,198
Axtel SA, 11.0%, 12/15/2013	200,000	215,500
Embratel, Series B, 11.0%, 12/15/2008	145,000	165,300
Esprit Telecom Group PLC, 11.5%, 12/15/2007*	630,000	63
Global Crossing UK Finance, 144A, 10.75%, 12/15/2014	160,000	158,000
Inmarsat Finance PLC, 7.625%, 6/30/2012	160,000	166,400
Innova S. de R.L., 9.375%, 9/19/2013	100,000	113,750
INTELSAT, 6.5%, 11/1/2013	200,000	182,000
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	315,000	329,569
Mobifon Holdings BV, 12.5% , 7/31/2010	65,000	77,106
	Principal Amount ($)(f)	Value ($)

Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	110,000	112,200
Nortel Networks Corp., 6.875%, 9/1/2023	260,000	244,400
Nortel Networks Ltd., 6.125%, 2/15/2006	580,000	590,150
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	115,000	113,850
		3,286,149
Utilities 0.0%
Calpine Canada Energy Finance, 8.5%, 5/1/2008	345,000	282,900
Total Foreign Bonds — US$ Denominated (Cost $34,707,820)		34,861,299

Foreign Bonds — Non US$ Denominated 0.7%
Consumer Discretionary 0.0%
Victoria Acquisition III BV, 144A, 7.875%, 10/1/2014 EUR	80,000	109,284
Industrials 0.1%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	185,000	269,063
Materials 0.0%
Rhodia SA, 9.25%, 6/1/2011 EUR	115,000	159,049
Sovereign Bonds 0.6%
Mexican Bonds:
Series M-20, 8.0%, 12/7/2023 MXN	2,750,000	192,675
Series MI-10, 8.0%, 12/19/2013 MXN	44,797,000	3,579,500
Republic of Argentina:
Series FEB, 11.0%, 2/26/2008* EUR	80,000	31,806
Step-up Coupon, 8.25% to 7/16/2006, 9.0% to 7/6/2010* EUR	180,000	71,565
Republic of Colombia, 11.75%, 3/1/2010 COP	131,000,000	57,081
Republic of Romania, 5.75%, 7/2/2010 EUR	110,000	163,318
		4,095,945
Total Foreign Bonds — Non US$ Denominated (Cost $4,469,099)		4,633,341

Asset Backed 2.9%
Automobile Receivables 0.2%
Daimler Chrysler Auto Trust "A4", Series 2002-A, 4.49%, 10/6/2008	672,000	676,146
MMCA Automobile Trust:
"A4", Series 2002-4, 3.05%, 11/16/2009	700,000	697,937
"B", Series 2002-1, 5.37%, 1/15/2010	327,711	331,095
		1,705,178
	Principal Amount ($)(f)	Value ($)

Home Equity Loans 2.4%
Argent NIM Trust "A", Series 2004-WN2, 144A, 4.55%, 4/25/2034	396,093	396,861
Countrywide Asset-Backed Certificates, "N1", Series 2004-2N, 144A, 5.0%, 2/25/2035	639,347	636,189
Countrywide Home Equity Loan Trust:
Series 2004-C , 2.32%**, 1/15/2034	1,352,885	1,350,007
"2A", Series 2004-D, 2.35%**, 6/15/2029	1,651,283	1,651,282
Countrywide Home Loan: "A16", Series 2002-36, 5.25%, 1/25/2033	250,507	250,389
"1A6", Series 2003-1, 5.5%, 3/25/2033	352,932	353,882
Long Beach Asset Holdings Corp., "N1", Seies 2004-2, 144A, 4.94%, 6/25/2034	1,640,741	1,636,639
Master Alternative Loan Trust, "5A1", Series 2005-1, 5.5%, 1/1/2019 (c)	1,290,000	1,326,886
Merrill Lynch Mortgage Investors, Inc., "A2B", Series 2004-HE2, 2.798%**, 8/25/2035	1,840,000	1,841,291
Park Place Securities NIM Trust:
"A", Series 2004-MHQ1, 144A, 2.487%, 12/25/2034	1,293,605	1,293,605
"C", Series 2004-MHQ1, 144A, 4.458%, 12/25/2034	1,445,000	1,445,000
Park Place Securities Trust, "B", Series 2004-WHQ1, 144A, 3.483%, 9/25/2034	1,555,000	1,552,667
Residential Asset Securities Corp., "AI6", Series 2000-KS1, 7.905%, 2/25/2031	1,741,772	1,814,561
		15,549,259
Industrials 0.3%
Delta Air Lines, Inc., "G-2", Series 2002-1, 6.417%, 7/2/2012	868,000	906,126
Northwest Airlines, "G", Series 1999-3, 7.935%, 4/1/2019	804,126	880,155
		1,786,281
Total Asset Backed (Cost $19,104,253)		19,040,718

US Government Agency Sponsored Pass-Throughs 1.0%
Federal National Mortgage Association:
5.0% with various maturities from 6/1/2018 until 3/1/2034	3,965,751	3,965,028
6.0%, 11/1/2017	818,371	859,089
6.5% with various maturities from 5/1/2017 until 9/1/2034	1,503,946	1,579,834
8.0%, 9/1/2015	304,995	324,394
Total US Government Agency Sponsored Pass-Throughs (cost $6,728,364)		6,728,345

US Government Backed 3.4%
US Treasury Bill, 1.56%**, 1/20/2005 (e)	30,000	29,975
	Principal Amount ($)(f)	Value ($)

US Treasury Bond:
6.0%, 2/15/2026	6,507,000	7,453,820
7.25%, 5/15/2016	3,396,000	4,250,838
7.5%, 11/15/2016	240,000	306,703
US Treasury Note:
3.25%, 1/15/2009	9,449,000	9,367,058
4.25%, 11/15/2013	970,000	976,101
Total US Government Backed (Cost $21,765,475)		22,384,495

Commercial and Non-Agency Mortgage-Backed Securities 2.3%
Bank of America Mortgage Securities, "2A6", Series 2004-G, 4.657%**, 8/25/2034	2,275,000	2,308,576
Bank of America-First Union Commercial Mortgage, Inc., "A1", Series 2001-3, 4.89%, 4/11/2037	753,626	770,617
Citigroup Mortgage Loan Trust, Inc., "1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	249,145	259,655
Countrywide Alternative Loan Trust, "1A1", Series 2004-J1, 6.0%, 2/25/2034	552,355	559,991
Countrywide Home Loans, "A5", Series 2002-27, 5.5%, 12/25/2032	631,480	631,825
First Union-Lehman Brothers Commercial Mortgae, "A3", Series 1997-C1, 7.38%, 4/18/2029	1,639,701	1,744,730
Master Adjustable Rate Mortgages Trust, "9A2", Series 2004-5, 4.88%**, 6/25/2032	1,200,000	1,203,475
Master Alternative Loan Trust:
"3A1", Series 2004-5, 6.5%, 6/25/2034	319,168	332,234
"8A1", Series 2004-3, 7.0%, 4/25/2034	621,960	649,753
Master Asset Securitization Trust, "8A1", Series 2003-6, 5.5%, 7/25/2033	1,107,927	1,116,929
Mortgage Capital Funding, Inc., "A3", Series 1997-MC1, 7.288%, 7/20/2027	1,152,161	1,191,259
Residential Asset Securities Corp., "AI", Series 2003-KS9, 4.71%, 3/25/2033	1,845,000	1,874,116
Structured Asset Securities Corp., "2A1", Series 2003-1, 6.0%, 2/25/2018	105,819	109,787
Wachovia Bank Commercial Mortgage Trust, "A5", Series 2004-C11, 5.215%, 1/15/2041	1,097,000	1,129,422
Washington Mutual Mortgage Securities Corp.:
"A7, Series 2004-AR9, 4.267%, 8/25/2034	1,098,000	1,098,865
"4A1", Series 2002-S7, 4.5%, 11/25/2032	204,173	204,567
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $15,222,370)		15,185,801

Collateralized Mortgage Obligations 7.1%
Fannie Mae, "A1", Series 2002-93, 6.5%, 3/25/2032	479,385	497,038
	Principal Amount ($)(f)	Value ($)

Fannie Mae Grantor Trust:
"1A3", Series 2004-T2, 7.0%, 11/25/2043	562,651	596,233
"A2", Series 2002-T16, 7.0%, 7/25/2042	1,315,416	1,393,927
Fannie Mae Whole Loan:
"3A2B", Series 2003-W10, 3.056%, 7/25/2037	1,250,000	1,240,246
"1A3", Series 2004-W1, 4.49%, 11/25/2043	1,195,000	1,200,508
"2A", Series 2002-W1, 7.5%, 2/25/2042	866,549	925,744
"5A", Series 2004-W2, 7.5%, 3/25/2044	1,718,056	1,839,049
Federal Home Loan Mortgage Corp.:
"PV", Series 2726, 3.5%, 4/15/2026	1,645,000	1,640,101
"QC", Series 2694, 3.5%, 9/15/2020	1,900,000	1,888,295
"NB", Series 2750, 4.0%, 12/15/2022	1,558,000	1,555,936
"ME", Series 2691, 4.5%, 4/15/2032	3,040,000	2,908,995
"PE", Series 2727, 4.5%, 7/15/2032	1,250,000	1,191,966
"QH", Series 2694, 4.5%, 3/15/2032	2,990,000	2,880,253
"PE", Series 2777, 5.0%, 4/15/2033	2,365,000	2,348,994
"PQ", Series 2844, 5.0%, 5/15/2023	2,220,000	2,287,088
"QC", Series 2836, 5.0%, 9/15/2022	2,220,000	2,279,616
"TE", Series 2780, 5.0%, 1/15/2033	1,685,000	1,675,349
"PE", Series 2512, 5.5%, 2/15/2022	420,000	436,118
"BD", Series 2453, 6.0%, 5/15/2017	2,250,000	2,347,692
Federal National Mortgage Association:
"NE", Series 2004-52, 4.5%, 7/25/2033	1,118,000	1,062,241
"QG", Series 2004-29, 4.5%, 12/25/2032	1,245,000	1,183,932
"WB", Series 2003-106, 4.5%, 10/25/2015	1,870,000	1,897,847
"A2", Series 2002-W10, 4.7%, 8/25/2042	13,886	13,874
"KY", Series 2002-55, 4.75%, 4/25/2028	138,093	137,873
"1A3", Series 2003-W19, 4.783%, 11/25/2033	1,175,000	1,181,965
"PD", Series 2002-31, 6.0%, 11/25/2021	6,500,000	6,721,396
"PM", Series 2001-60, 6.0%, 3/25/2030	555,004	562,179
"HM", Series 2002-36, 6.5%, 12/25/2029	111,715	113,051
FHLMC Structured Pass-Through Securities, "3A", Series T-58, 7.0%, 9/25/2043	871,147	922,327
Government National Mortgage Association, "PD", Series 2004-30, 5.0%, 2/20/2033	1,115,000	1,109,851
Total Collateralized Mortgage Obligations (Cost $45,449,574)		46,039,684

	Principal Amount ($)(f)	Value ($)

Municipal Investments 1.9%
Broward County, FL, Airport Revenue, Airport Systems Revenue, Series J-2, 6.13%, 10/1/2007 (d)	1,000,000	1,062,080
Illinois, Higher Education Revenue, Educational Facilities Authority, Series C, 7.1%, 7/1/2012 (d)	1,000,000	1,156,040
Mashantucket, CT, Special Assessment Revenue, Western Pequot Tribe Special Revenue, Series A, 144A, 6.57%, 9/1/2013 (d)	1,285,000	1,410,030
New York, General Obligation, Environmental Facilities Corp., Series B, 4.95%, 1/1/2013 (d)	1,895,000	1,933,260
Ohio, Sales & Special Tax Revenue, 7.6%, 10/1/2016 (d)	1,000,000	1,081,940
Passaic County, NJ, County General Obligation, 5.0%, 2/15/2017 (d)	1,735,000	1,727,886
Texas, American Campus Properties Student Housing Financing Ltd, 6.125%, 8/1/2023 (d)	1,040,000	1,109,857
Union County, NJ, Improvement Authority, Student Loan Revenue, 5.29%, 4/1/2018 (d)	1,185,000	1,208,807
Washington, Industrial Development Revenue, 3.5%, 10/1/2010 (d)	1,840,000	1,766,529
Total Municipal Investments (Cost $12,310,926)		12,456,429

Government National Mortgage Association 0.4%
Government National Mortgage Association:
5.0%, 9/20/2033	1,053,108	1,054,020
6.0%, 7/20/2034	1,637,251	1,696,008
Total Government National Mortgage Association (Cost $2,727,906)		2,750,028
	Shares	Value ($)

Other Investments 0.1%
Hercules Trust II (Bond Unit) (Cost $398,781)	510,000	428,400

Exchange Traded Fund 0.1%
Semiconductor HOLDRs Trust (Cost $843,677)	24,200	807,312

Cash Equivalents 3.2%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $21,146,078)	21,146,078	21,146,078
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $585,559,850) (a)	99.7	652,892,616
Other Assets and Liabilities, Net	0.3	1,657,614
Net Assets	100.0	654,550,230
Notes to Scudder Total Return Portfolio of Investments

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount		Acqusition Cost	Value
Esprit Telecom Group PLC	11.5	12/15/2007	630,000	USD	$ 640,458	$ 63
Intermet Corp.	9.75	6/15/2009	55,000	USD	22,550	26,950
Oxford Automotive, Inc.	12	10/15/2010	30,000	USD	14,325	18,900
Republic of Argentina:
	8.375	12/20/2049	595,000	USD	189,508	193,375
	9	7/6/2010	180,000	EUR	70,101	71,565
	11	2/26/2008	80,000	EUR	31,417	31,806
	11.75	4/7/2009	515,000	USD	170,525	175,100
	11.75	6/15/2015	475,000	USD	157,766	160,312
Trump Holdings & Funding	12.625	3/15/2010	120,000	USD	130,500	129,900
					$ 1,427,150	$ 807,971

** Floating rate notes are securities whose yields vary with a designed market value, such as the coupon-equivalent of the US Treasury Bill rate. These securities are shown at their current rate as of December 31, 2004.

(a) The cost for federal income tax purposes was $592,425,338. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $60,467,278. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $68,448,883 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,981,605.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) When-issued of forward delivery security (see Notes to Financial Statements).

(d) Bond is insured by one of these companies:

Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	0.5
FGIC	Financial Guaranty Insurance Company	0.3
FSA	Financial Security Assurance	0.7
MBIA	Municipal Bond Investors Assurance	0.4

(e) At December 31, 2004, this security has been pledged to cover, in whole or part, initial margin requirements for open future contracts.

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
Russell 2000	3/17/2005	2	655,784	653,950	(1,834)

(f) Principal amount stated in US dollars unless otherwise noted.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

ADR: American Depositary Receipts

PIK: Denotes that all or a portion of the income is paid in kind.

REIT: Real Estate Investment Trust

HOLDRs: Holding Company Depositary Receipts

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

Currency Abbreviations
COP	Colombian Peso
EUR	Euro
MXN	Mexican Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $564,413,772)	$ 631,746,538
Investment in Scudder Cash Management QP Trust (cost $21,146,078)	21,146,078
Total investments in securities, at value (cost $585,559,850)	652,892,616
Cash	39,710
Foreign currency, at value (cost $39,896)	40,789
Receivable for investments sold	1,340,611
Dividends receivable	578,618
Interest receivable	2,976,490
Receivable for Portfolio shares sold	16,775
Unrealized appreciation on forward foreign currency exchange contracts	127,902
Receivable for daily variation margin on open futures contracts	450
Foreign taxes recoverable	2,988
Other assets	17,537
Total assets	658,034,486
Liabilities
Payable for investments purchased	496,312
Payable for when-issued and forward delivery securities	1,332,798
Payable for Portfolio shares redeemed	984,908
Unrealized depreciation on forward foreign currency exchange contracts	227,351
Net payable on closed forward foreign currency exchange contracts	5,293
Accrued management fee	319,427
Other accrued expenses and payables	118,167
Total liabilities	3,484,256
Net assets, at value	$ 654,550,230
Net Assets
Net assets consist of: Undistributed net investment income	13,460,556
Net unrealized appreciation (depreciation) on: Investments	67,332,766
Futures	(1,834)
Foreign currency related transactions	(94,375)
Accumulated net realized gain (loss)	(83,333,181)
Paid-in capital	657,186,298
Net assets, at value	$ 654,550,230
Class A Net Asset Value, offering and redemption price per share ($621,557,263 ÷ 27,789,320 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.37
Class B Net Asset Value, offering and redemption price per share ($32,992,967 ÷ 1,477,597 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.33
Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $112)	$ 5,902,441
Interest	12,315,633
Interest — Scudder Cash Management QP Trust	244,726
Securities lending income, including income from Daily Assets Fund Institutional	372
Total Income	18,463,172
Expenses: Management fee	3,670,402
Custodian fees	39,230
Distribution service fees (Class B)	66,432
Record keeping fees (Class B)	34,972
Auditing	22,235
Legal	25,057
Trustees' fees and expenses	26,175
Reports to shareholders	105,061
Other	33,337
Total expenses, before expense reductions	4,022,901
Expense reductions	(6,817)
Total expenses, after expense reductions	4,016,084
Net investment income (loss)	14,447,088
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	39,747,609
Futures	176,115
Foreign currency related transactions	(11,382)
39,912,342
Net unrealized appreciation (depreciation) during the period on: Investments	(12,074,667)
Futures	(1,834)
Foreign currency related transactions	(94,879)
(12,171,380)
Net gain (loss) on investment transactions	27,740,962
Net increase (decrease) in net assets resulting from operations	$ 42,188,050

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations: Net investment income (loss)	$ 14,447,088	$ 12,222,026
Net realized gain (loss) on investment transactions	39,912,342	(15,813,854)
Net unrealized appreciation (depreciation) on investment and foreign currency transactions during the period	(12,171,380)	112,165,816
Net increase (decrease) in net assets resulting from operations	42,188,050	108,573,988
Distributions to shareholders from: Net investment income Class A	(10,706,370)	(19,941,338)
Class B	(287,648)	(91,069)
Portfolio share transactions: Class A Proceeds from shares sold	8,149,762	10,694,541
Reinvestment of distributions	10,706,370	19,941,338
Cost of shares redeemed	(94,301,996)	(90,416,600)
Net increase (decrease) in net assets from Class A share transactions	(75,445,864)	(59,780,721)
Class B Proceeds from shares sold	12,535,568	19,711,965
Reinvestment of distributions	287,648	91,069
Cost of shares redeemed	(2,353,690)	(1,167,522)
Net increase (decrease) in net assets from Class B share transactions	10,469,526	18,635,512
Increase (decrease) in net assets	(33,782,306)	47,396,372
Net assets at beginning of period	688,332,536	640,936,164
Net assets at end of period (including undistributed net investment income of $13,460,556 and $10,239,991, respectively)	$ 654,550,230	$ 688,332,536
Other Information
Class A Shares outstanding at beginning of period	31,305,397	34,306,666
Shares sold	380,053	549,966
Shares issued to shareholders in reinvestment of distributions	499,597	1,101,123
Shares redeemed	(4,395,727)	(4,652,358)
Net increase (decrease) in Portfolio shares	(3,516,077)	(3,001,269)
Shares outstanding at end of period	27,789,320	31,305,397
Class B Shares outstanding at beginning of period	988,869	43,090
Shares sold	584,945	999,072
Shares issued to shareholders in reinvestment of distributions	13,398	5,023
Shares redeemed	(109,615)	(58,316)
Net increase (decrease) in Portfolio shares	488,728	945,779
Shares outstanding at end of period	1,477,597	988,869

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001[a]	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 21.32	$ 18.66	$ 22.57	$ 25.91	$ 28.82
Income (loss) from investment operations: Net investment income (loss)[c]	.47	.37	.47	.61	.74
Net realized and unrealized gain (loss) on investment transactions	.93	2.90	(3.81)	(2.20)	(1.40)
Total from investment operations	1.40	3.27	(3.34)	(1.59)	(.66)
Less distributions from: Net investment income	(.35)	(.61)	(.57)	(.80)	(.90)
Net realized gains on investment transactions	—	—	—	(.95)	(1.35)
Total distributions	(.35)	(.61)	(.57)	(1.75)	(2.25)
Net asset value, end of period	$ 22.37	$ 21.32	$ 18.66	$ 22.57	$ 25.91
Total Return (%)	6.64	18.10	(15.17)	(6.09)	(2.63)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	622	667	640	861	851
Ratio of expenses (%)	.59	.59	.58	.58	.61
Ratio of net investment income (loss) (%)	2.18	1.88	2.32	2.63	2.75
Portfolio turnover rate (%)	131[d]	102[d]	140	115	107

a As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 were included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 were not restated to reflect this change in presentation.

b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

c Based on average shares outstanding during the period.

d The portfolio turnover rate including mortgage dollar roll transactions was 140% and 108% for the periods ended December 31, 2004 and December 31, 2003, respectively.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 21.28	$ 18.64	$ 19.46
Income (loss) from investment operations: Net investment income (loss)[b]	.39	.28	.18
Net realized and unrealized gain (loss) on investment transactions	.92	2.92	(1.00)
Total from investment operations	1.31	3.20	(.82)
Less distributions from: Net investment income	(.26)	(.56)	—
Net asset value, end of period	$ 22.33	$ 21.28	$ 18.64
Total Return (%)	6.26	17.66	(4.21)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	21.8
Ratio of expenses (%)	.97	.99	.86*
Ratio of net investment income (loss) (%)	1.80	1.48	1.96*
Portfolio turnover rate (%)	131[c]	102[c]	140

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b Based on average shares outstanding during the period.

c The portfolio turnover rate including mortgage dollar roll transactions was 140% and 108% for the periods ended December 31, 2004 and December 31, 2003, respectively.

* Annualized

** Not annualized

Performance Summary December 31, 2004

SVS Davis Venture Value Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio is subject to stock market and equity risks, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Davis Venture Value Portfolio from 5/1/2001 to 12/31/2004
[] SVS Davis Venture Value Portfolio — Class A [] Russell 1000 Value Index

Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
SVS Davis Venture Value Portfolio		1-Year	3-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,183	$12,227	$11,616
	Average annual total return	11.83%	6.93%	4.17%
Russell 1000 Value Index	Growth of $10,000	$11,649	$12,796	$12,233
	Average annual total return	16.49%	8.57%	5.65%
SVS Davis Venture Value Portfolio			1-Year	Life of Class**
Class B	Growth of $10,000		$11,142	$13,505
	Average annual total return		11.42%	12.76%
Russell 1000 Value Index	Growth of $10,000		$11,649	$13,438
	Average annual total return		16.49%	12.55%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

SVS Davis Venture Value Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,071.90	$ 1,070.00
Expenses Paid per $1,000*	$ 5.32	$ 7.33
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,020.07	$ 1,018.12
Expenses Paid per $1,000*	$ 5.18	$ 7.15

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Davis Venture Value Portfolio	1.02%	1.40%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

SVS Davis Venture Value Portfolio

For the year ended December 31, 2004, the portfolio returned 11.83% (Class A shares, unadjusted for contract charges), compared with its benchmark, the Russell 1000 Value Index, which returned 16.49%. Looking at large US stocks in 2004, value outperformed growth, with the Russell 1000 Value Index beating its counterpart 16.49% to 6.30%. This trend benefited the portfolio with its value focus.

Important contributors to and detractors from the portfolio's performance relative to the S&P 500 index over the course of the year include:

All of the portfolio's consumer staples holdings performed well, including Altria Group, Inc. and Costco Wholesale Corp.

Whereas in 2003 the portfolio's large financial services holdings were the most important contributors to strong performance, in 2004 the portfolio's financial service holdings trailed the S&P 500 by a small margin. Although American Express Co., CenterPoint Properties Corp., Golden West Financial Corp. and Loews Corp. turned in strong performances, other financial holdings turned in weaker performances, including Fifth Third Bancorp, Transatlantic Holdings, Inc. and Marsh & McLennan Companies, Inc. (down since being purchased in June).

In general, information technology companies underperformed the broader market in 2004. The portfolio benefited by having only limited exposure to information technology companies.

Other positive contributors to performance included Tyco International Ltd., an industrials company, and ConocoPhillips, an energy company. Other notable detractors from performance included Rentokil Initial PLC, an industrial company, down since being acquired in January, and health care companies Pfizer (no longer held) and Eli Lilly & Co.

Christopher C. Davis
Kenneth Charles Feinberg

Co-Managers
Davis Selected Advisers, L.P., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio is subject to stock market and equity risks, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

In this report Davis Selected Advisers makes candid statements and observations regarding economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the investment strategies will be successful. Market values will vary so that an investor may experience a gain or a loss.

Portfolio Summary

SVS Davis Venture Value Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03

Common Stocks	94%	93%
Cash Equivalents	6%	7%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Financials	50%	55%
Consumer Staples	12%	13%
Industrials	9%	8%
Energy	9%	7%
Consumer Discretionary	7%	4%
Materials	5%	5%
Health Care	4%	5%
Information Technology	3%	3%
Telecommunication Services	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 7. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS Davis Venture Value Portfolio

	Shares	Value ($)

Common Stocks 94.0%
Consumer Discretionary 7.0%
Household Durables 0.0%
Hunter Douglas NV	900	48,016
Internet & Catalog Retail 0.6%
IAC/InterActiveCorp.* (d)	67,800	1,872,636
Media 5.6%
Comcast Corp. "A"*	361,200	11,861,808
Gannett Co., Inc.	21,000	1,715,700
Lagardere S.C.A.	54,700	3,948,036
WPP Group PLC (ADR) (d)	20,700	1,131,255
		18,656,799
Specialty Retail 0.8%
AutoZone, Inc.*	31,400	2,867,134
Consumer Staples 11.7%
Beverages 2.3%
Diageo PLC (ADR)	83,300	4,821,404
Heineken Holding NV "A"	95,600	2,891,260
		7,712,664
Food & Staples Retailing 3.2%
Costco Wholesale Corp.	216,700	10,490,447
Food Products 0.9%
Hershey Foods Corp.	55,600	3,088,024
Tobacco 5.3%
Altria Group, Inc.	290,600	17,755,660
Energy 8.4%
Energy Equipment & Services 0.7%
Transocean, Inc.*	53,600	2,272,104
Oil & Gas 7.7%
ConocoPhillips	88,660	7,698,348
Devon Energy Corp.	165,600	6,445,152
EOG Resources, Inc.	70,400	5,023,744
Occidental Petroleum Corp.	116,300	6,787,268
		25,954,512
Financials 47.1%
Banks 12.1%
Fifth Third Bancorp. (d)	86,500	4,089,720
Golden West Financial Corp.	153,800	9,446,396
HSBC Holdings PLC	631,210	10,652,259
Lloyds TSB Group PLC (ADR) (d)	77,800	2,862,262
Takefuji Corp.	37,900	2,563,160
Wells Fargo & Co.	172,600	10,727,090
		40,340,887
Capital Markets 1.0%
Morgan Stanley	47,500	2,637,200
State Street Corp.	15,500	761,360
		3,398,560
	Shares	Value ($)

Consumer Finance 7.3%
American Express Co.	407,100	22,948,226
Providian Financial Corp.*	91,500	1,507,005
		24,455,231
Diversified Financial Services 7.9%
Citigroup, Inc.	216,700	10,440,606
JPMorgan Chase & Co.	269,484	10,512,571
Moody's Corp.	48,200	4,186,170
Principal Financial Group, Inc.	30,300	1,240,482
		26,379,829
Insurance 17.1%
American International Group, Inc.	228,700	15,018,729
Aon Corp. (d)	96,800	2,309,648
Berkshire Hathaway, Inc. "B"*	5,005	14,694,680
Chubb Corp.	13,100	1,007,390
Loews Corp.	89,100	6,263,730
Markel Corp.*	900	327,600
Marsh & McLennan Companies, Inc.	107,900	3,549,910
Progressive Corp.	104,300	8,848,812
Sun Life Financial, Inc. (d)	18,200	610,428
Transatlantic Holdings, Inc.	71,437	4,416,950
		57,047,877
Real Estate 1.7%
CenterPoint Properties Corp. (REIT)	121,600	5,823,424
Health Care 4.0%
Health Care Providers & Services 2.6%
Cardinal Health, Inc.	75,500	4,390,325
HCA, Inc.	109,200	4,363,632
		8,753,957
Pharmaceuticals 1.4%
Eli Lilly & Co.	55,700	3,160,975
Novartis AG (Registered)	28,500	1,436,153
		4,597,128
Industrials 8.5%
Air Freight & Logistics 0.8%
United Parcel Service, Inc. "B"	32,800	2,803,088
Commercial Services & Supplies 3.8%
D&B Corp.*	49,900	2,976,535
H&R Block, Inc.	106,300	5,208,700
Iron Mountain, Inc.*	102,700	3,131,323
Rentokil Initial PLC	446,600	1,266,850
		12,583,408
Industrial Conglomerates 3.9%
Tyco International Ltd.	364,462	13,025,872
Information Technology 2.7%
Communications Equipment 0.3%
Nokia Oyj (ADR)	62,600	980,942
Computers & Peripherals 1.4%
Lexmark International, Inc. "A"*	53,400	4,539,000
Software 1.0%
Microsoft Corp.	127,700	3,410,867
	Shares	Value ($)

Materials 4.1%
Construction Materials 1.3%
Martin Marietta Materials, Inc.	42,500	2,280,550
Vulcan Materials Co.	42,400	2,315,464
		4,596,014
Containers & Packaging 2.8%
Sealed Air Corp.*	174,700	9,306,269
Telecommunication Services 0.5%
Wireless Telecommunication Services
SK Telecom Co., Ltd. (ADR) (d)	71,600	1,593,100
Total Common Stocks (Cost $248,054,008)		314,353,449

	Shares	Value ($)

Securities Lending Collateral 3.1%
Daily Assets Fund Institutional, 2.25% (c) (e) (Cost $10,435,680)	10,435,680	10,435,680

Cash Equivalents 6.1%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $20,428,223)	20,428,223	20,428,223
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $278,917,911) (a)	103.2	345,217,352
Other Assets and Liabilities, Net	(3.2)	(10,679,504)
Net Assets	100.0	334,537,848
Notes to SVS Davis Venture Value Portfolio of Investments

* Non-income producing security.

(a) The cost for federal income tax purposes was $279,729,834. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $65,487,518. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $69,049,069 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,561,551.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion of these securities were on loan (see Notes to Financials Statements). The value of all securities loaned at December 31, 2004 amounted to $10,214,640, which is 3.1% of total net assets.

(e) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $248,054,008) — including $10,214,640 of securities loaned	$ 314,353,449
Investment in Daily Assets Fund Institutional (cost $10,435,680)*	10,435,680
Investment in Scudder Cash Management QP Trust (cost $20,428,223)	20,428,223
Total investments in securities, at value (cost $278,917,911)	345,217,352
Cash	13,265
Foreign currency, at value (cost $161,215)	171,550
Dividends receivable	496,277
Interest receivable	35,289
Receivable for Portfolio shares sold	106,501
Foreign taxes recoverable	4,518
Other assets	11,523
Total assets	346,056,275
Liabilities
Payable for investments purchased	620,008
Payable upon return of securities loaned	10,435,680
Payable for Portfolio shares redeemed	63,713
Accrued management fee	264,732
Other accrued expenses and payables	134,294
Total liabilities	11,518,427
Net assets, at value	$ 334,537,848
Net Assets
Net assets consist of: Undistributed net investment income	1,834,272
Net unrealized appreciation (depreciation) on: Investments	66,299,441
Foreign currency related transactions	10,800
Accumulated net realized gain (loss)	(7,976,396)
Paid-in capital	274,369,731
Net assets, at value	$ 334,537,848
Class A Net Asset Value, offering and redemption price per share ($268,490,495 ÷ 23,386,408 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.48
Class B Net Asset Value, offering and redemption price per share ($66,047,353 ÷ 5,765,180 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.46

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $116,150)	$ 4,881,133
Interest — Scudder Cash Management QP Trust	266,599
Securities lending income, including income from Daily Assets Fund Institutional	19,265
Total Income	5,166,997
Expenses: Management fee	2,725,496
Custodian and accounting fees	130,028
Distribution service fees (Class B)	121,863
Record keeping fees (Class B)	61,763
Auditing	73,419
Legal	38,402
Trustee's fees and expenses	4,000
Reports to shareholders	54,191
Registration fees	63
Other	5,924
Total expenses, before expense reductions	3,215,149
Expense reductions	(3,045)
Total expenses, after expense reductions	3,212,104
Net investment income (loss)	1,954,893
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(1,151,700)
Foreign currency related transactions	(6,282)
(1,157,982)
Net unrealized appreciation (depreciation) during the period on: Investments	32,675,903
Foreign currency related transactions	10,800
32,686,703
Net gain (loss) on investment transactions	31,528,721
Net increase (decrease) in net assets resulting from operations	$ 33,483,614

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations: Net investment income (loss)	$ 1,954,893	$ 1,171,027
Net realized gain (loss) on investment transactions	(1,157,982)	(1,944,206)
Net unrealized appreciation (depreciation) on investment transactions during the period	32,686,703	53,830,899
Net increase (decrease) in net assets resulting from operations	33,483,614	53,057,720
Distributions to shareholders from: Net investment income Class A	(1,002,743)	(926,268)
Class B	(15,708)	(13,751)
Portfolio share transactions: Class A Proceeds from shares sold	39,970,621	27,361,668
Reinvestment of distributions	1,002,743	926,268
Cost of shares redeemed	(19,163,185)	(15,951,017)
Net increase (decrease) in net assets from Class A share transactions	21,810,179	12,336,919
Class B Proceeds from shares sold	32,936,634	24,216,184
Reinvestment of distributions	15,708	13,751
Cost of shares redeemed	(2,151,840)	(50,102)
Net increase (decrease) in net assets from Class B share transactions	30,800,502	24,179,833
Increase (decrease) in net assets	85,075,844	88,634,453
Net assets at beginning of period	249,462,004	160,827,551
Net assets at end of period (including undistributed net investment income of $1,834,272 and $964,815, respectively)	$ 334,537,848	$ 249,462,004
Other Information
Class A Shares outstanding at beginning of period	21,351,155	20,031,383
Shares sold	3,746,952	3,122,880
Shares issued to shareholder in reinvestment of distributions	93,978	122,360
Shares redeemed	(1,805,677)	(1,925,468)
Net increase (decrease) in Portfolio shares	2,035,253	1,319,772
Shares outstanding at end of period	23,386,408	21,351,155
Class B Shares outstanding at beginning of period	2,848,268	100,387
Shares sold	3,116,302	2,751,475
Shares issued to shareholder in reinvestment of distributions	1,471	1,817
Shares redeemed	(200,861)	(5,411)
Net increase (decrease) in Portfolio shares	2,916,912	2,747,881
Shares outstanding at end of period	5,765,180	2,848,268

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.31	$ 7.99	$ 9.50	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.08	.06	.05	.03
Net realized and unrealized gain (loss) on investment transactions	1.14	2.31	(1.55)	(.53)
Total from investment operations	1.22	2.37	(1.50)	(.50)
Less distributions from: Net investment income	(.05)	(.05)	(.01)	—
Net asset value, end of period	$ 11.48	$ 10.31	$ 7.99	$ 9.50
Total Return (%)	11.83	29.84	(15.79)	(5.00)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	268	220	160	109
Ratio of expenses (%)	1.05	1.01	1.02	1.09*
Ratio of net investment income (loss) (%)	.74	.62	.62	.48*
Portfolio turnover rate (%)	3	7	22	15*

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

b Based on average shares outstanding during the period.

* Annualized

** Not annualized

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.29	$ 7.98	$ 8.52
Income (loss) from investment operations: Net investment income (loss)[b]	.04	.02	.04
Net realized and unrealized gain (loss) on investment transactions	1.13	2.32	(.58)
Total from investment operations	1.17	2.34	(.54)
Less distributions from: Net investment income	—***	(.03)	—
Net asset value, end of period	$ 11.46	$ 10.29	$ 7.98
Total Return (%)	11.42	29.42	(6.34)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66	29.8
Ratio of expenses (%)	1.44	1.40	1.27*
Ratio of net investment income (loss) (%)	.36	.23	1.06*
Portfolio turnover rate (%)	3	7	22

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Performance Summary December 31, 2004

SVS Dreman Financial Services Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Additionally, this Portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Dreman Financial Services Portfolio from 5/4/1998 to 12/31/2004
[] SVS Dreman Financial Services Portfolio — Class A [] S&P 500 Index [] S&P Financial Index

The Standard & Poor's (S&P) Financial Index is an unmanaged index generally representative of the financial stock market. The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
SVS Dreman Financial Services Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,200	$13,130	$15,870	$14,735
	Average annual total return	12.00%	9.50%	9.68%	5.99%
S&P 500 Index	Growth of $10,000	$11,088	$11,115	$8,902	$12,038
	Average annual total return	10.88%	3.59%	-2.30%	2.82%
S&P Financial Index	Growth of $10,000	$11,089	$12,403	$14,195	$14,420
	Average annual total return	10.89%	7.44%	7.26%	5.64%
SVS Dreman Financial Services Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$11,150	$13,177
	Average annual total return			11.50%	11.65%
S&P 500 Index	Growth of $10,000			$11,088	$12,800
	Average annual total return			10.88%	10.38%
S&P Financial Index	Growth of $10,000			$11,089	$12,953
	Average annual total return			10.89%	10.90%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 4, 1998. Index returns begin April 30, 1998. Total returns would have been lower for the 5-Year and Life of Portfolio periods for Class A shares if the Portfolio's expenses were not maintained.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

SVS Dreman Financial Services Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,098.50	$ 1,096.10
Expenses Paid per $1,000*	$ 4.45	$ 6.43
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,020.82	$ 1,018.93
Expenses Paid per $1,000*	$ 4.29	$ 6.19

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Dreman Financial Services Portfolio	.85%	1.22%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

SVS Dreman Financial Services Portfolio

Financial stocks posted strong gains in 2004, keeping pace with the broader stock market. The portfolio (Class A shares, unadjusted for contract charges) posted a total return of 12.00%, outperforming the 10.88% return of its benchmark, the Standard & Poor's 500, for the year ended December 31, 2004.

Individual stock selection proved more important than sub-sector positioning during the fiscal period ended December 31, 2004. The portfolio's top performers all were among its 10 largest holdings, including Bank of America Corp., American Express Co. and Freddie Mac. Bank of America rebounded steadily from temporary lows sustained after the company's ultimately successful bid to acquire FleetBoston at a substantial premium was announced in October 2003. American Express Co., benefited from increased customer credit card spending, higher balances and improved travel sales. Mortgage giant Freddie Mac, continued to recover from losses suffered after an investigation into the company's accounting practices was launched nearly two years ago. To date, no evidence of illegal action of any kind has been found.

Other portfolio holdings, unfortunately, did not fare as well. Mortgage provider Fannie Mae declined when its accounting practices came under investigation and were deemed improper by the SEC. Citigroup also suffered when, after a breach of securities regulations, it was forced to shut down its private banking business in Japan. We are disappointed by these events. However, the issuers have taken steps to address this situation and we expect the stocks to recover as the controversies abate.

We thank you for your continued investment. We will remain true to our contrarian philosophy of investing, in hopes of adding more value for shareholders over time.

David N. Dreman F. James Hutchinson

Lead Manager Portfolio Manager
Dreman Value Management, L.L.C., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Additionally, this portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Standard & Poor's (S&P) Financial Index is an unmanaged index generally representative of the financial stock market. The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Dreman Financial Services Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03

Common Stocks	100%	96%
Cash Equivalents	—	4%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Banks	45%	46%
Diversified Financial Services	28%	30%
Insurance	13%	18%
Capital Markets	9%	2%
Consumer Finance	5%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS Dreman Financial Services Portfolio

	Shares	Value ($)

Common Stocks 99.9%
Financials 99.9%
Banks 44.7%
Bank of America Corp.	276,120	12,974,879
Banknorth Group, Inc.	52,511	1,921,903
Golden West Financial Corp.	35,500	2,180,410
Independence Community Bank Corp.	15,800	672,764
KeyCorp	188,055	6,375,064
Mercantile Bankshares Corp.	40,500	2,114,100
National Bank of Canada	152,350	6,301,770
National City Corp.	59,631	2,239,144
PNC Financial Services Group	64,740	3,718,666
Popular, Inc.	98,000	2,825,340
Regions Financial Corp.	80,172	2,853,321
Sovereign Bancorp, Inc.	120,875	2,725,731
Sterling Financial Corp.*	1,034	40,595
US Bancorp	190,120	5,954,558
Wachovia Corp.	86,140	4,530,964
Washington Mutual, Inc.	284,932	12,046,925
Wells Fargo & Co.	48,610	3,021,112
		72,497,246
Capital Markets 8.6%
Bear Stearns Companies, Inc.	20,640	2,111,678
Franklin Resources, Inc.	20,910	1,456,382
Goldman Sachs Group, Inc.	19,700	2,049,588
Lehman Brothers Holdings, Inc.	20,700	1,810,836
Merrill Lynch & Co., Inc.	54,550	3,260,453
Morgan Stanley	57,980	3,219,050
Piper Jaffray Companies, Inc.*	1,842	88,324
		13,996,311
Consumer Finance 5.1%
American Express Co.	116,450	6,564,286
SLM Corp.	30,230	1,613,980
		8,178,266

	Shares	Value ($)

Diversified Financial Services 28.2%
Allied Capital Corp. (d)	77,495	2,002,471
CIT Group, Inc.	54,390	2,492,150
Citigroup, Inc.	137,300	6,615,114
Fannie Mae	136,480	9,718,741
Freddie Mac	249,305	18,373,778
JPMorgan Chase & Co.	165,024	6,437,586
		45,639,840
Insurance 13.2%
Allstate Corp.	39,595	2,047,855
American International Group, Inc.	233,173	15,312,471
Chubb Corp.	23,030	1,771,007
Prudential Financial, Inc.	18,390	1,010,714
St. Paul Travelers Companies, Inc.	32,705	1,212,374
		21,354,421
Real Estate 0.1%
Government Properties Trust, Inc. (REIT)	22,800	224,808
Total Common Stocks (Cost $121,124,627)		161,890,892

Securities Lending Collateral 1.1%
Daily Assets Fund Institutional, 2.25% (c) (e) (Cost $1,834,875)	1,834,875	1,834,875

Cash Equivalents 0.2%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $360,509)	360,509	360,509
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $123,320,011) (a)	101.2	164,086,276
Other Assets and Liabilities, Net	(1.2)	(1,939,904)
Net Assets	100.0	162,146,372
Notes to SVS Dreman Financial Services Portfolio of Investments

* Non-income producing security.

(a) The cost for federal income tax purposes was $123,969,302. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $40,116,974. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $42,366,596 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,249,622.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Daily Assets Fund Instutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) A portion of this security was on loan. The value of the security loaned at December 31, 2004 amounted to $1,806,216, which is 1.1% of net assets.

(e) Represents collateral held in connection with securities lending.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $121,124,627) — including $1,806,216 of securities loaned	$ 161,890,892
Investment in Daily Assets Fund Institutional (cost $1,834,875)*	1,834,875
Investment in Scudder Cash Management QP Trust (cost $360,509)	360,509
Total investments in securities, at value (cost $123,320,011)	164,086,276
Cash	10,000
Dividends receivable	143,670
Interest receivable	12,760
Receivable for Portfolio shares sold	25,266
Other assets	10,882
Total assets	164,288,854
Liabilities
Payable for Portfolio shares redeemed	133,197
Payable upon return of securities loaned	1,834,875
Accrued management fee	99,842
Other accrued expenses and payables	74,568
Total liabilities	2,142,482
Net assets, at value	$ 162,146,372
Net Assets
Net assets consist of: Undistributed net investment income	2,663,849
Net unrealized appreciation (depreciation) on: Investments	40,766,265
Foreign currency related transactions	1,558
Accumulated net realized gain (loss)	(6,301,571)
Paid-in capital	125,016,271
Net assets, at value	$ 162,146,372
Class A Net Asset Value, offering and redemption price per share ($144,759,973 ÷ 10,645,952 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.60
Class B Net Asset Value, offering and redemption price per share ($17,386,399 ÷ 1,281,273 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.57

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $33,086)	$ 4,022,501
Interest — Scudder Cash Management QP Trust	23,032
Securities lending income, including income from Daily Assets Fund Institutional	60,833
Total Income	4,106,366
Expenses: Management fee	1,170,409
Custodian and accounting fees	68,365
Distribution service fees (Class B)	34,738
Record keeping fees (Class B)	18,000
Auditing	41,320
Legal	19,946
Trustees' fees and expenses	636
Reports to shareholders	17,773
Total expenses, before expense reductions	1,371,187
Expense reductions	(1,896)
Total expenses, after expense reductions	1,369,291
Net investment income (loss)	2,737,075
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,312,903
Foreign currency related transactions	913
1,313,816
Net unrealized appreciation (depreciation) during the period on: Investments	13,544,585
Foreign currency related transactions	971
13,545,556
Net gain (loss) on investment transactions	14,859,372
Net increase (decrease) in net assets resulting from operations	$ 17,596,447

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations: Net investment income (loss)	$ 2,737,075	$ 2,369,818
Net realized gain (loss) on investment transactions	1,313,816	(2,049,136)
Net unrealized appreciation (depreciation) on investment transactions during the period	13,545,556	32,205,547
Net increase (decrease) in net assets resulting from operations	17,596,447	32,526,229
Distributions to shareholders from: Net investment income Class A	(2,233,509)	(1,844,106)
Class B	(138,571)	(20,489)
Portfolio share transactions: Class A Proceeds from shares sold	9,238,024	11,621,806
Reinvestment of distributions	2,233,509	1,844,106
Cost of shares redeemed	(23,157,778)	(20,443,301)
Net increase (decrease) in net assets from Class A share transactions	(11,686,245)	(6,977,389)
Class B Proceeds from shares sold	7,389,810	8,184,393
Reinvestment of distributions	138,571	20,489
Cost of shares redeemed	(1,105,504)	(298,889)
Net increase (decrease) in net assets from Class B share transactions	6,422,877	7,905,993
Increase (decrease) in net assets	9,960,999	31,590,238
Net assets at beginning of period	152,185,373	120,595,135
Net assets at end of period (including undistributed net investment income of $2,663,849 and $2,297,941, respectively)	$ 162,146,372	$ 152,185,373
Other Information
Class A Shares outstanding at beginning of period	11,569,224	12,274,256
Shares sold	730,584	1,078,203
Shares issued to shareholders in reinvestment of distributions	176,982	200,228
Shares redeemed	(1,830,838)	(1,983,463)
Net increase (decrease) in Portfolio shares	(923,272)	(705,032)
Shares outstanding at end of period	10,645,952	11,569,224
Class B Shares outstanding at beginning of period	771,080	39,762
Shares sold	586,845	755,394
Shares issued to shareholders in reinvestment of distributions	10,971	2,225
Shares redeemed	(87,623)	(26,301)
Net increase (decrease) in Portfolio shares	510,193	731,318
Shares outstanding at end of period	1,281,273	771,080

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.33	$ 9.79	$ 10.78	$ 11.53	$ 9.24
Income (loss) from investment operations: Net investment income (loss)[b]	.23	.20	.15	.14	.19
Net realized and unrealized gain (loss) on investment transactions	1.23	2.50	(1.06)	(.71)	2.27
Total from investment operations	1.46	2.70	(.91)	(.57)	2.46
Less distributions from: Net investment income	(.20)	(.16)	(.08)	(.13)	(.15)
Net realized gains on investment transactions	—	—	—	(.05)	(.02)
Total distributions	(.20)	(.16)	(.08)	(.18)	(.17)
Net asset value, end of period	$ 13.60	$ 12.33	$ 9.79	$ 10.78	$ 11.53
Total Return (%)	12.00	28.13	(8.51)	(4.86)	27.04[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	145	143	120	117	66
Ratio of expenses before expense reductions (%)	.84	.86	.83	.86	.91
Ratio of expenses after expense reductions (%)	.84	.86	.83	.86	.89
Ratio of net investment income (loss) (%)	1.79	1.84	1.44	1.31	2.01
Portfolio turnover rate (%)	8	7	13	22	13

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

b Based on average shares outstanding during the period.

c Total return would have been lower had certain expenses not been reduced.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.31	$ 9.78	$ 10.57
Income (loss) from investment operations: Net investment income (loss)[b]	.18	.14	.06
Net realized and unrealized gain (loss) on investment transactions	1.22	2.53	(.85)
Total from investment operations	1.40	2.67	(.79)
Less distributions from: Net investment income	(.14)	(.14)	—
Net asset value, end of period	$ 13.57	$ 12.31	$ 9.78
Total Return (%)	11.50	27.73	(7.47)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	9.4
Ratio of expenses (%)	1.22	1.25	1.08*
Ratio of net investment income (loss) (%)	1.41	1.45	1.33*
Portfolio turnover rate (%)	8	7	13

a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b Based on average shares outstanding during the period.

* Annualized

** Not annualized

Performance Summary December 31, 2004

SVS Dreman High Return Equity Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Dreman High Return Equity Portfolio from 5/4/1998 to 12/31/2004
[] SVS Dreman High Return Equity Portfolio — Class A [] S&P 500 Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
SVS Dreman High Return Equity Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,395	$12,333	$16,369	$14,958
	Average annual total return	13.95%	7.24%	10.36%	6.23%
S&P 500 Index	Growth of $10,000	$11,088	$11,115	$8,902	$12,038
	Average annual total return	10.88%	3.59%	-2.30%	2.82%
SVS Dreman High Return Equity Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$11,353	$13,660
	Average annual total return			13.53%	13.27%
S&P 500 Index	Growth of $10,000			$11,088	$12,800
	Average annual total return			10.88%	10.38%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 4, 1998. Index returns begin April 30, 1998.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

SVS Dreman High Return Equity Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,108.70	$ 1,106.90
Expenses Paid per $1,000*	$ 4.19	$ 6.18
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,021.09	$ 1,019.20
Expenses Paid per $1,000*	$ 4.02	$ 5.93

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Dreman High Return Equity Portfolio	.79%	1.17%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

SVS Dreman High Return Equity Portfolio

We are pleased to announce that the portfolio (Class A shares, unadjusted for contract changes) posted a total return of 13.95% for the 12-month period ended December 31, 2004. The Class A shares of the portfolio also outperformed the 10.88% return of its benchmark, the Standard & Poor's 500 Index. The portfolio also outperformed the S&P 500 in the three- and five-year periods ended December 31, 2004.

The portfolio's two heaviest overweight positions relative to the benchmark S&P 500 — energy and tobacco companies — proved most advantageous. The strongest performance came from energy stocks, which were driven by historically high oil and natural gas prices. Among individual energy holdings, Transocean, Inc. a drilling company and diversified energy giants ConocoPhillips and Chevron Texaco Corp. were the largest gainers. In tobacco, increased sales and aggressive cost-cutting measures helped bolster profits of Reynolds American Inc., whose subsidiary R.J. Reynolds Tobacco Co. is one of the largest producers and marketers of cigarettes. Smokeless tobacco giant UST, Inc. benefited from increased sales and higher selling prices, which helped the company grow earnings beyond estimates. In order to lock in profits, we pared back the portfolio's position in these stocks as they appreciated.

Financial and pharmaceutical stocks were the most troublesome for the portfolio this year. Merck & Co., Inc. declined dramatically after pulling its osteoarthritis drug, Vioxx from pharmacy shelves when a study linked the medication to a higher incidence of stroke and heart attack. Mortgage provider Fannie Mae declined when its accounting practices came under investigation and were deemed improper by the SEC. While we're disappointed in the events that led to the declines in these holdings, we believe they are temporary setbacks. We continue to hold both stocks.

We're pleased with the portfolio's composition and believe it offers a great deal of value in the coming year. We thank you for your investment and look forward to continuing to serve your needs.

David N. Dreman
F. James Hutchinson

Co-Managers
Dreman Value Management L.L.C., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

TPortfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.he Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio Summary

SVS Dreman High Return Equity Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03

Common Stocks	92%	90%
Cash Equivalents	8%	10%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Financials	34%	32%
Consumer Staples	21%	21%
Health Care	17%	16%
Energy	14%	10%
Consumer Discretionary	8%	11%
Industrials	3%	4%
Information Technology	3%	5%
Utilities	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 27. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS Dreman High Return Equity Portfolio

	Shares	Value ($)

Common Stocks 91.6%
Consumer Discretionary 7.1%
Automobiles 0.6%
Ford Motor Co.	345,000	5,050,800
Multiline Retail 0.9%
Federated Department Stores, Inc.	129,505	7,484,094
Specialty Retail 5.6%
Best Buy Co., Inc.	47,225	2,806,109
Borders Group, Inc.	712,900	18,107,660
Home Depot, Inc.	388,455	16,602,567
Staples, Inc.	334,165	11,264,702
		48,781,038
Consumer Staples 19.4%
Food & Staples Retailing 0.5%
Safeway, Inc.*	232,650	4,592,511
Tobacco 18.9%
Altria Group, Inc.	1,349,420	82,449,562
Imperial Tobacco Group (ADR)	95,145	5,256,761
Reynolds American, Inc. (c)	298,073	23,428,538
Universal Corp.	266,570	12,752,709
UST, Inc.	816,640	39,288,550
		163,176,120
Energy 12.6%
Energy Equipment & Services 0.7%
Transocean, Inc.*	154,200	6,536,538
Oil & Gas 11.9%
Apache Corp.	8,200	414,674
Burlington Resources, Inc.	6,400	278,400
Chevron Texaco Corp.	562,860	29,555,779
ConocoPhillips	465,823	40,447,411
Devon Energy Corp.	306,250	11,919,250
El Paso Corp.	846,510	8,803,704
EnCana Corp.	31,800	1,814,508
Kerr-McGee Corp.	120,300	6,952,137
Occidental Petroleum Corp.	44,279	2,584,122
		102,769,985
Financials 30.9%
Banks 13.0%
Bank of America Corp.	521,636	24,511,676
KeyCorp	335,280	11,365,992
PNC Financial Services Group	236,014	13,556,644
Sovereign Bancorp, Inc.	501,910	11,318,070
US Bancorp	265,700	8,321,724
Wachovia Corp.	140,000	7,364,000
Washington Mutual, Inc.	854,175	36,114,519
		112,552,625
Capital Markets 0.0%
Piper Jaffray Companies, Inc.*	2,657	127,403
Diversified Financial Services 15.0%
CIT Group, Inc.	89,100	4,082,562
Fannie Mae	652,073	46,434,118
Freddie Mac	1,000,341	73,725,132
JPMorgan Chase & Co.	132,864	5,183,025
		129,424,837
	Shares	Value ($)

Insurance 2.9%
American International Group, Inc.	331,300	21,756,471
St. Paul Travelers Companies, Inc.	98,405	3,647,874
		25,404,345
Health Care 15.9%
Health Care Equipment & Supplies 1.0%
Becton, Dickinson & Co.	145,055	8,239,124
Health Care Providers & Services 8.8%
AmerisourceBergen Corp.	218,000	12,792,240
Cardinal Health, Inc.	119,400	6,943,110
HCA, Inc.	296,200	11,836,152
Laboratory Corp. of America Holdings*	343,075	17,091,996
Medco Health Solutions, Inc.*	316,434	13,163,654
Quest Diagnostics, Inc.	145,550	13,907,303
		75,734,455
Pharmaceuticals 6.1%
Bristol-Myers Squibb Co.	875,560	22,431,847
Merck & Co., Inc.	360,195	11,576,667
Pfizer, Inc.	479,530	12,894,562
Schering-Plough Corp.	134,905	2,816,817
Wyeth	75,775	3,227,257
		52,947,150
Industrials 2.6%
Industrial Conglomerates
General Electric Co.	209,350	7,641,275
Tyco International Ltd.	415,005	14,832,279
		22,473,554
Information Technology 3.1%
IT Consulting & Services
Electronic Data Systems Corp.	1,147,840	26,515,104
Utilities 0.0%
Gas Utilities
NiSource, Inc.	5,303	120,802
Total Common Stocks (Cost $637,942,324)		791,930,485

Securities Lending Collateral 2.3%
Daily Assets Fund Institutional, 2.25% (d) (e) (Cost $19,806,450)	19,806,450	19,806,450

Cash Equivalents 8.0%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $68,968,040)	68,968,040	68,968,040
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $726,716,814) (a)	101.9	880,704,975
Other Assets and Liabilities, Net	(1.9)	(16,463,874)
Net Assets	100.0	864,241,101
Notes to SVS Dreman High Return Equity Portfolio of Investments

* Non-income producing security.

(a) The cost for federal income tax purposes was $727,953,999. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $152,750,976. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $194,020,894 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $41,269,918.

(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) A portion of this security was on loan (see Notes to Financial Statements). The value of the security loaned at December 31, 2004 amounted to $19,352,752, which is 2.2% of net assets.

(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

At December 31, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Net Unrealized Appreciation (Depreciation) ($)
S&P 500 Index Future	3/17/2005	121	35,911,288	36,714,425	803,137

ADR: American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $637,942,324) — including $19,352,752 of securities loaned	$ 791,930,485
Investment in Daily Assets Fund Institutional (cost $19,806,450)*	19,806,450
Investment in Scudder Cash Management QP Trust (cost $68,968,040)	68,968,040
Total investments in securities, at value (cost $726,716,814)	880,704,975
Cash	7,297
Margin deposit	3,000,000
Dividends receivable	1,722,982
Interest receivable	123,092
Receivable for Portfolio shares sold	109,312
Other assets	24,681
Total assets	885,692,339
Liabilities
Payable for Portfolio shares redeemed	876,789
Payable upon return of securities loaned	19,806,450
Payable for daily variation margin on open futures contracts	30,250
Accrued management fee	512,877
Other accrued expenses and payables	224,872
Total liabilities	21,451,238
Net assets, at value	$ 864,241,101
Net Assets
Net assets consist of: Undistributed net investment income	14,597,599
Net unrealized appreciation (depreciation) on: Investments	153,988,161
Futures	803,137
Accumulated net realized gain (loss)	(21,350,049)
Paid-in capital	716,202,253
Net assets, at value	$ 864,241,101
Class A Net Asset Value, offering and redemption price per share ($746,974,983 ÷ 59,052,129 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.65
Class B Net Asset Value, offering and redemption price per share ($117,266,118 ÷ 9,286,484 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.63

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $18,050)	$ 20,328,943
Interest — Scudder Cash Management QP Trust	955,273
Securities lending income, including income from Daily Assets Fund Institutional	11,345
Total Income	21,295,561
Expenses: Management fee	5,664,121
Custodian and accounting fees	168,365
Distribution service fees (Class B)	230,719
Record keeping fees (Class B)	121,434
Auditing	41,147
Legal	17,553
Trustees' fees and expenses	12,577
Reports to shareholders	137,634
Registration fees	610
Other	26,773
Total expenses, before expense reductions	6,420,933
Expense reductions	(6,809)
Total expenses, after expense reductions	6,414,124
Net investment income (loss)	14,881,437
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	6,959,277
Futures	4,188,252
11,147,529
Net unrealized appreciation (depreciation) during the period on: Investments	80,273,108
Futures	(1,410,615)
78,862,493
Net gain (loss) on investment transactions	90,010,022
Net increase (decrease) in net assets resulting from operations	$ 104,891,459

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations: Net investment income (loss)	$ 14,881,437	$ 12,351,057
Net realized gain (loss) on investment transactions	11,147,529	10,010,852
Net unrealized appreciation (depreciation) on investment transactions during the period	78,862,493	149,662,562
Net increase (decrease) in net assets resulting from operations	104,891,459	172,024,471
Distributions to shareholders from: Net investment income Class A	(11,297,007)	(11,229,274)
Class B	(1,021,598)	(193,827)
Portfolio share transactions: Class A Proceeds from shares sold	38,718,500	51,591,121
Reinvestment of distributions	11,297,007	11,229,274
Cost of shares redeemed	(55,620,546)	(50,121,722)
Net increase (decrease) in net assets from Class A share transactions	(5,605,039)	12,698,673
Class B Proceeds from shares sold	42,816,407	52,862,147
Reinvestment of distributions	1,021,598	193,827
Cost of shares redeemed	(4,506,330)	(584,554)
Net increase (decrease) in net assets from Class B share transactions	39,331,675	52,471,420
Increase (decrease) in net assets	126,299,490	225,771,463
Net assets at beginning of period	737,941,611	512,170,148
Net assets at end of period (including undistributed net investment income of $14,597,599 and $12,034,767, respectively)	$ 864,241,101	$ 737,941,611
Other Information
Class A Shares outstanding at beginning of period	59,527,655	58,214,359
Shares sold	3,370,933	5,422,760
Shares issued to shareholders in reinvestment of distributions	1,011,370	1,398,415
Shares redeemed	(4,857,829)	(5,507,879)
Net increase (decrease) in Portfolio shares	(475,526)	1,313,296
Shares outstanding at end of period	59,052,129	59,527,655
Class B Shares outstanding at beginning of period	5,819,055	251,123
Shares sold	3,763,080	5,599,747
Shares issued to shareholders in reinvestment of distributions	91,377	24,108
Shares redeemed	(387,028)	(55,923)
Net increase (decrease) in Portfolio shares	3,467,429	5,567,932
Shares outstanding at end of period	9,286,484	5,819,055

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.29	$ 8.76	$ 10.81	$ 10.77	$ 8.96
Income (loss) from investment operations: Net investment income (loss)[b]	.23	.20	.21	.19	.26
Net realized and unrealized gain (loss) on investment transactions	1.32	2.53	(2.13)	(.01)	2.25
Total from investment operations	1.55	2.73	(1.92)	.18	2.51
Less distributions from: Net investment income	(.19)	(.20)	(.09)	(.14)	(.20)
Net realized gains on investment transactions	—	—	(.04)	—	(.50)
Total distributions	(.19)	(.20)	(.13)	(.14)	(.70)
Net asset value, end of period	$ 12.65	$ 11.29	$ 8.76	$ 10.81	$ 10.77
Total Return (%)	13.95	32.04	(18.03)	1.69	30.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	747	672	510	443	168
Ratio of expenses before expense reductions (%)	.78	.79	.79	.82	.85
Ratio of expenses after expense reductions (%)	.78	.79	.79	.82	.84
Ratio of net investment income (loss) (%)	1.96	2.14	2.21	1.78	2.85
Portfolio turnover rate (%)	9	18	17	16	37

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

b Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.27	$ 8.75	$ 9.57
Income (loss) from investment operations: Net investment income (loss)[b]	.18	.16	.18
Net realized and unrealized gain (loss) on investment transactions	1.33	2.53	(1.00)
Total from investment operations	1.51	2.69	(.82)
Less distributions from: Net investment income	(.15)	(.17)	—
Net asset value, end of period	$ 12.63	$ 11.27	$ 8.75
Total Return (%)	13.53	31.60	(8.57)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	117	66	2
Ratio of expenses (%)	1.16	1.18	1.05*
Ratio of net investment income (loss) (%)	1.58	1.75	4.30*
Portfolio turnover rate (%)	9	18	17

a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b Based on average shares outstanding during the period.

* Annualized

** Not annualized

Performance Summary December 31, 2004

SVS Dreman Small Cap Value Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk. Stocks of small companies involve greater risk, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements than securities of larger, more-established companies. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Dreman Small Cap Value Portfolio from 5/1/1996 to 12/31/2004
[] SVS Dreman Small Cap Value Portfolio — Class A [] Russell 2000 Value Index

The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
SVS Dreman Small Cap Value Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$12,603	$15,868	$19,428	$21,978
	Average annual total return	26.03%	16.64%	14.20%	9.51%
Russell 2000 Value Index	Growth of $10,000	$12,225	$15,812	$22,144	$30,438
	Average annual total return	22.25%	16.50%	17.23%	13.70%
SVS Dreman Small Cap Value Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$12,552	$14,945
	Average annual total return			25.52%	17.42%
Russell 2000 Value Index	Growth of $10,000			$12,225	$14,742
	Average annual total return			22.25%	16.79%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1996. Index returns begin April 30, 1996.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

SVS Dreman Small Cap Value Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,142.40	$ 1,140.70
Expenses Paid per $1,000*	$ 4.19	$ 6.19
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,021.29	$ 1,019.29
Expenses Paid per $1,000*	$ 3.96	$ 5.83

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS II Dreman Small Cap Value Portfolio	.78%	1.15%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

SVS Dreman Small Cap Value Portfolio

The portfolio benefited from a market that continued to favor small capitalization stocks over their large cap counterparts and value- over growth-style investing. The Russell 2000 Value Index, generally a measure of the small cap value universe and the fund's benchmark, gained 22.25% for the year ended November 30, 2004.1 This compares with the Russell 1000 Value Index, generally a measure of the large cap value universe, which rose 16.49%; and the Russell 2000 Growth Index, generally a measure of the small cap growth universe, which advanced 10.83%, also for the period.2 The portfolio (Class A shares, unadjusted for contract charges) outperformed all of those indices, by posting a total return of 26.03% in 2004.

The portfolio's overweight position in energy, which climbed along with crude oil and natural gas prices, was a significant contributor. Strong performance came from Ultra Petroleum Corp., an independent producer of oil and gas that soared on the news of a major discovery of natural gas on one of its properties. The portfolio also benefited from its investment in merchant energy company Reliant Energy, Inc.

In 2004, the portfolio sustained only small losses in individual stocks. Stillwater Mining Co. is a metals and mining stock that trades like commodities. Its performance is closely tied to the health of the economy, making earnings volatile. A significant decline in the price of the commodities prompted the portfolio to take a small loss in the position as we eliminated the stock from the portfolio. Parallel Petroleum Corp. is engaged in the production of oil and natural gas. The fund held a small position in the stock, which it sold at a small loss in order to focus on other names in the energy space with greater potential.

David N. Dreman
Nelson Woodard

Co-Managers
Dreman Value Management, L.L.C., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. Stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. This may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

1 The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book (P/B) ratios and lower forecasted growth values. P/B is equal to a stock's market capitalization divided by its book value. (This ratio compares the market's valuation of a company to the value of that company as indicated on its financial statements.)

2 The Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book (P/B) ratios and lower forecasted-growth values. The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book (P/B) ratios and higher forecasted growth values. P/B is equal to a stock's market capitalization divided by its book value. (This ratio compares the market's valuation of a company to the value of that company as indicated on its financial statements.)

Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Dreman Small Cap Value Portfolio

Asset Allocation	12/31/04	12/31/03

Common Stocks	95%	96%
Cash Equivalents	3%	3%
Corporate Bonds	1%	—
Closed-End Investment Company	1%	—
Exchange Traded Funds	—	1%
	100%	100%
Sector Diversification (Excludes Cash Equivalents)	12/31/04	12/31/03

Financials	28%	36%
Industrials	21%	18%
Health Care	10%	8%
Materials	10%	1%
Utilities	8%	5%
Energy	7%	10%
Consumer Discretionary	6%	13%
Information Technology	5%	3%
Consumer Staples	5%	6%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 37. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS Dreman Small Cap Value Portfolio

	Shares	Value ($)

Common Stocks 94.2%
Consumer Discretionary 5.8%
Auto Components 0.2%
Noble International Ltd.	48,000	978,720
Hotels Restaurants & Leisure 1.9%
Alliance Gaming Corp.*	353,200	4,877,692
Bluegreen Corp.*	40,700	807,081
CBRL Group, Inc.	74,300	3,109,455
Navigant International, Inc.*	114,100	1,388,597
		10,182,825
Household Durables 0.3%
Standard Pacific Corp.	20,200	1,295,628
Leisure Equipment & Products 0.7%
Lakes Entertainment, Inc.*	237,800	3,873,762
Specialty Retail 1.9%
Borders Group, Inc.	90,600	2,301,240
Linens 'N Things, Inc.*	99,800	2,475,040
Mettler-Toledo International, Inc.*	105,900	5,433,729
		10,210,009
Textiles, Apparel & Luxury Goods 0.8%
Phillips-Van Heusen Corp.	167,336	4,518,072
Consumer Staples 4.4%
Food & Drug Retailing 0.7%
B&G Foods, Inc.*	265,600	3,978,688
Food Products 1.9%
Chiquita Brands International, Inc.*	203,000	4,478,180
Ralcorp Holdings, Inc.	129,700	5,438,321
		9,916,501
Personal Products 1.0%
Helen of Troy Ltd.*	157,100	5,280,131
Tobacco 0.8%
Universal Corp.	47,500	2,272,400
Vector Group Ltd.	126,176	2,098,307
		4,370,707
Energy 6.3%
Energy Equipment & Services 3.2%
Atwood Oceanics, Inc.*	46,200	2,407,020
Grant Prideco, Inc.*	175,800	3,524,790
Grey Wolf, Inc.*	116,000	611,320
Offshore Logistics, Inc.*	74,500	2,419,015
Oil States International, Inc.*	156,800	3,024,672
Patterson-UTI Energy, Inc.	168,300	3,273,435
Superior Energy Services, Inc.*	151,700	2,337,697
		17,597,949
Oil & Gas 3.1%
ATP Oil & Gas Corp.*	128,300	2,383,814
Denbury Resources, Inc.*	99,400	2,728,530
Energy Partners Ltd.*	84,600	1,714,842
Global Industries, Inc.*	307,800	2,551,662
	Shares	Value ($)

Magnum Hunter Resources, Inc.*	75,300	971,370
Penn Virginia Corp.	59,300	2,405,801
Pioneer Drilling Co.*	375,500	3,788,795
		16,544,814
Financials 26.6%
Banks 8.1%
BankAtlantic Bancorp., Inc. "A"	83,450	1,660,655
Capital Bancorp., Ltd.	39,900	1,405,278
Centennial Bank Holdings, Inc.*	400,000	4,200,000
Center Financial Corp.	118,200	2,366,364
FirstFed Financial Corp.*	23,850	1,237,100
Glacier Bancorp., Inc.	58,156	1,979,630
Greater Bay Bancorp.	108,100	3,013,828
Independence Community Bank Corp.	66,500	2,831,570
IndyMac Bancorp., Inc.	66,850	2,302,983
International Bancshares Corp.	53,148	2,092,968
NewAlliance Bancshares, Inc.	78,100	1,194,930
Oriental Finance Group, Inc.	57,640	1,631,788
PFF Bancorp., Inc.	66,100	3,062,413
Provident Bankshares Corp.	97,550	3,547,894
R & G Financial Corp. "B"	119,800	4,657,824
S&T Bancorp, Inc.	26,300	991,247
Sterling Financial Corp.	74,682	2,932,015
Webster Financial Corp.	43,200	2,187,648
		43,296,135
Diversified Financial Services 2.1%
ACE Cash Express, Inc.*	105,400	3,126,164
CMET Finance Holdings, Inc.*	7,200	648,000
JER Investment Trust, Inc. 144A*	149,900	2,263,490
Peoples Choice Financial Corp.	229,900	2,299,000
Prospect Energy Corp.	254,500	3,054,000
		11,390,654
Insurance 5.5%
Ceres Group, Inc.*	259,390	1,338,452
Endurance Specialty Holdings Ltd.	100,900	3,450,780
Meadowbrook Insurance Group, Inc.*	476,500	2,377,735
PMA Capital Corp. "A"*	139,200	1,440,720
ProCentury Corp.	336,700	4,175,080
PXRE Group Ltd.	18,600	468,906
Scottish Re Group Ltd.	251,300	6,508,670
Selective Insurance Group, Inc.	125,700	5,560,968
Specialty Underwriters' Alliance, Inc.*	269,500	2,560,250
Tower Group, Inc.	146,300	1,755,600
		29,637,161
Real Estate 10.9%
Aames Investment Corp. (REIT)*	221,900	2,374,330
Capital Lease Funding, Inc. (REIT)	232,300	2,903,750
Feldman Mall Properties, Inc. (REIT)*	76,500	995,265
Fieldstone Investment Corp. (REIT)	386,700	6,500,427
Highland Hospitality Corp. (REIT)	62,500	702,500
KKR Financial Corp. (REIT) 144A	982,300	10,314,150
Medical Properties of America (REIT)	109,300	1,120,325
	Shares	Value ($)

Newcastle Investment Corp. (REIT)	266,200	8,459,836
Novastar Financial, Inc. (REIT)	289,800	14,345,100
Provident Senior Living Trust (REIT) 144A	392,800	6,284,800
Saxon Capital, Inc. (REIT)	66,900	1,604,931
Thomas Properties Group, Inc.*	250,000	3,185,000
		58,790,414
Health Care 9.6%
Biotechnology 2.6%
Axonyx, Inc.*	471,100	2,920,820
Charles River Laboratories International, Inc.*	142,400	6,551,824
Ciphergen Biosystems, Inc.	28,500	122,550
Serologicals Corp.*	200,200	4,428,424
		14,023,618
Health Care Equipment & Supplies 1.2%
Fisher Scientific International, Inc.*	49,560	3,091,553
Zoll Medical Corp.*	92,500	3,182,000
		6,273,553
Health Care Providers & Services 4.3%
Accredo Health, Inc.*	109,800	3,043,656
Allied Healthcare International, Inc.*	439,000	2,414,500
LabOne, Inc.*	87,500	2,803,500
Odyssey Healthcare, Inc.*	255,200	3,491,136
Pediatrix Medical Group, Inc.*	42,600	2,728,530
Province Healthcare Co.*	190,400	4,255,440
TLC Vision Corp.*	103,500	1,079,505
Triad Hospitals, Inc.*	89,300	3,322,853
		23,139,120
Pharmaceuticals 1.5%
King Pharmaceuticals, Inc.*	173,200	2,147,680
Par Pharmaceutical Cos., Inc.*	150,500	6,227,690
		8,375,370
Industrials 20.5%
Aerospace & Defense 5.3%
CAE, Inc.	595,600	2,531,300
Curtiss-Wright Corp.	52,200	2,996,802
DRS Technologies, Inc.*	81,200	3,468,052
GenCorp, Inc.	193,000	3,584,010
Herley Industries, Inc.*	141,800	2,884,212
Precision Castparts Corp.	107,000	7,027,760
Triumph Group, Inc.*	68,000	2,686,000
United Defense Industries, Inc.*	66,100	3,123,225
		28,301,361
Building Products 1.7%
Levitt Corp. "A"	169,500	5,181,615
NCI Building Systems, Inc.*	60,900	2,283,750
York International Corp.	52,000	1,796,080
		9,261,445
Commercial Services & Supplies 2.4%
Consolidated Graphics, Inc.*	63,900	2,933,010
Duratek, Inc.*	115,100	2,867,141
John H. Harland Co.	59,500	2,147,950
Nobel Learning Communities, Inc.*	40,900	307,977
	Shares	Value ($)

WCA Waste Corp.*	467,800	4,888,510
		13,144,588
Construction & Engineering 2.7%
EMCOR Group, Inc.*	78,200	3,533,076
Infrasource Services, Inc.*	305,300	3,968,900
URS Corp.*	217,000	6,965,700
		14,467,676
Electrical Equipment 1.7%
General Cable Corp.*	447,700	6,200,645
Genlyte Group, Inc.*	31,800	2,724,624
		8,925,269
Machinery 3.0%
AGCO Corp.*	125,600	2,749,384
Albany International Corp. "A"	72,500	2,549,100
Briggs & Stratton Corp.	52,600	2,187,108
Harsco Corp.	44,400	2,474,856
Oshkosh Truck Corp.	51,400	3,514,732
Valmont Industries	112,400	2,822,364
		16,297,544
Marine 0.9%
GulfMark Offshore, Inc.*	39,100	870,757
Hornbeck Offshore Services, Inc.*	57,700	1,113,610
OMI Corp.	63,600	1,071,660
Tsakos Energy Navigation Ltd.	51,300	1,836,027
		4,892,054
Road & Rail 2.4%
Genesee & Wyoming, Inc.*	114,950	3,233,543
Laidlaw International, Inc.*	186,400	3,988,960
RailAmerica, Inc.*	168,100	2,193,705
Yellow Roadway Corp.*	58,207	3,242,712
		12,658,920
Trading Companies Distributors 0.4%
WESCO International, Inc.*	76,600	2,270,424
Information Technology 4.6%
Communications Equipment 0.7%
PC-Tel, Inc.*	280,300	2,222,779
SpectraLink Corp.	80,600	1,142,908
		3,365,687
Computers & Peripherals 1.7%
Applied Films Corp.*	98,100	2,115,036
Covansys Corp.*	95,800	1,465,740
CyberGuard Corp.*	234,400	1,476,720
Komag, Inc.*	114,200	2,144,676
Stratasys, Inc.*	59,100	1,983,396
		9,185,568
Electronic Equipment & Instruments 1.3%
KEMET Corp.*	59,200	529,840
Scansource, Inc.*	40,900	2,542,344
Vishay Intertechnology, Inc.*	264,000	3,965,280
		7,037,464
IT Consulting & Services 0.6%
BISYS Group, Inc.*	91,200	1,500,240
CACI International, Inc. "A"*	26,800	1,825,884
		3,326,124
	Shares	Value ($)

Semiconductors & Semiconductor Equipment 0.3%
MKS Instruments, Inc.*	90,500	1,678,775
Materials 9.1%
Chemicals 2.0%
Georgia Gulf Corp.	50,700	2,524,860
NOVA Chemicals Corp.	70,400	3,329,920
Sensient Technologies Corp.	200,100	4,800,399
		10,655,179
Construction Materials 1.9%
Florida Rock Industries, Inc.	73,695	4,387,063
Headwaters, Inc.*	211,600	6,030,600
		10,417,663
Metals & Mining 5.2%
AK Steel Holding Corp.*	258,100	3,734,707
Aleris International, Inc.*	133,800	2,263,896
Cleveland-Cliffs, Inc.	62,100	6,449,706
Metal Management, Inc.	176,000	4,729,120
Pan American Silver Corp.*	202,500	3,235,950
Steel Technologies, Inc.	76,600	2,107,266
Uranium Resources, Inc.*	1,020,400	739,790
Wheaton River Minerals Ltd.*	706,200	2,302,212
Worthington Industries, Inc.	107,000	2,095,060
		27,657,707
Utilities 7.3%
Electric Utilities 2.4%
Allegheny Energy, Inc.*	181,700	3,581,307
Ormat Technologies, Inc.*	124,600	2,028,488
Sierra Pacific Resources*	210,600	2,211,300
TECO Energy, Inc.	129,500	1,986,530
WPS Resources Corp.	65,000	3,247,400
		13,055,025
Gas Utilities 1.5%
Southern Union Co.*	341,500	8,189,170
Multi-Utilities 1.4%
CMS Energy Corp.*	315,100	3,292,795
	Shares	Value ($)

ONEOK, Inc.	146,000	4,149,320
		7,442,115
Multi-Utilities & Unregulated Power 2.0%
Reliant Energy, Inc.*	779,600	10,641,540
Total Common Stocks (Cost $383,239,005)		506,545,129
	Principal Amount ($)	Value ($)

Corporate Bonds 0.8%
Utilities
Mirant Corp. 144A, 7.9%, 7/15/2009* (Cost $3,522,500)	6,000,000	4,470,000
	Shares	Value ($)

Convertible Preferred Stocks 0.3%
Energy
Petrohawk Energy Corp., Series B (Cost $1,650,750)	21,300	1,656,075

Closed-End Investment Company 0.7%
Tortoise Energy Infrastructure Corp. (Cost $3,584,863)	143,236	3,930,396

Cash Equivalents 3.3%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $17,642,655)	17,642,655	17,642,655
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $409,639,773) (a)	99.3	534,244,255
Other Assets and Liabilities, Net	0.7	3,364,510
Net Assets	100.0	537,608,765
Notes to SVS Dreman Small Cap Value Portfolio of Investments

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

Security	Coupon	Maturity Date	Principal Amount		Acquisition Cost	Value
Mirant Corp.	7.9	7/15/2009	USD	6,000,000	$ 3,522,500	$ 4,470,000

(a) The cost for federal income tax purposes was $409,796,640. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $124,447,615. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $127,387,394 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,939,779.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $391,997,118)	$ 516,601,600
Investment in Scudder Cash Management QP Trust (cost $17,642,655)	17,642,655
Total investments in securities, at value (cost $409,639,773)	534,244,255
Receivable for investments sold	12,567,786
Dividends receivable	1,454,630
Interest receivable	38,412
Receivable for Portfolio shares sold	67,817
Other assets	13,625
Total assets	548,386,525
Liabilities
Due to custodian bank	1,030,803
Payable for investments purchased	8,574,285
Payable for Portfolio shares redeemed	742,149
Accrued management fee	329,048
Other accrued expenses and payables	101,475
Total liabilities	10,777,760
Net assets, at value	$ 537,608,765
Net Assets
Net assets consist of: Undistributed net investment income (loss)	3,681,177
Net unrealized appreciation (depreciation) on: Investments	124,604,482
Foreign currency related transactions	(68)
Accumulated net realized gain (loss)	46,974,310
Paid-in capital	362,348,864
Net assets, at value	$ 537,608,765
Class A Net Asset Value, offering and redemption price per share ($466,945,435 ÷ 23,288,245 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 20.05
Class B Net Asset Value, offering and redemption price per share ($70,663,330 ÷ 3,531,644 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 20.01
Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $17,277)	$ 7,432,575
Interest — Scudder Cash Management QP Trust	273,301
Total Income	7,705,876
Expenses: Management fee	3,317,899
Custodian fees	27,459
Distribution service fees (Class B)	128,313
Record keeping fees (Class B)	65,640
Auditing	42,161
Legal	21,003
Trustees' fees and expenses	4,562
Reports to shareholders	57,119
Other	14,070
Total expenses, before expense reductions	3,678,226
Expense reductions	(6,710)
Total expenses, after expense reductions	3,671,516
Net investment income (loss)	4,034,360
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	63,111,613
Foreign currency related transactions	406
63,112,019
Net unrealized appreciation (depreciation) during the period on: Investments	38,865,035
Foreign currency related transactions	(68)
38,864,967
Net gain (loss) on investment transactions	101,976,986
Net increase (decrease) in net assets resulting from operations	$ 106,011,346

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations: Net investment income (loss)	$ 4,034,360	$ 4,178,048
Net realized gain (loss) on investment transactions	63,112,019	(4,032,299)
Net unrealized appreciation (depreciation) on investment transactions during the period	38,864,967	106,909,012
Net increase (decrease) in net assets resulting from operations	106,011,346	107,054,761
Distributions to shareholders from: Net investment income Class A	(3,405,170)	(2,962,485)
Class B	(212,277)	(46,780)
Net realized gains Class A	—	(3,977,032)
Class B	—	(77,506)
Portfolio share transactions: Class A Proceeds from shares sold	64,900,813	59,877,343
Reinvestment of distributions	3,405,170	6,939,517
Cost of shares redeemed	(45,290,684)	(56,654,673)
Net increase (decrease) in net assets from Class A share transactions	23,015,299	10,162,187
Class B Proceeds from shares sold	29,315,151	24,979,856
Reinvestment of distributions	212,277	124,286
Cost of shares redeemed	(3,011,503)	(824,618)
Net increase (decrease) in net assets from Class B share transactions	26,515,925	24,279,524
Increase (decrease) in net assets	151,925,123	134,432,669
Net assets at beginning of period	385,683,642	251,250,973
Net assets at end of period (including undistributed net investment income of $3,681,177 and $3,552,152, respectively)	$ 537,608,765	$ 385,683,642
Other Information
Class A Shares outstanding at beginning of period	22,038,819	21,449,028
Shares sold	3,660,918	4,545,529
Shares issued to shareholders in reinvestment of distributions	197,059	650,376
Shares redeemed	(2,608,551)	(4,606,114)
Net increase (decrease) in Portfolio shares	1,249,426	589,791
Shares outstanding at end of period	23,288,245	22,038,819
Class B Shares outstanding at beginning of period	1,977,912	98,769
Shares sold	1,706,542	1,921,031
Shares issued to shareholders in reinvestment of distributions	12,277	11,637
Shares redeemed	(165,087)	(53,525)
Net increase (decrease) in Portfolio shares	1,553,732	1,879,143
Shares outstanding at end of period	3,531,644	1,977,912

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 16.06	$ 11.66	$ 13.21	$ 11.23	$ 10.85
Income (loss) from investment operations: Net investment income (loss)[b]	.17	.19	.17	.09	.02
Net realized and unrealized gain (loss) on investment transactions	3.98	4.55	(1.67)	1.89	.42
Total from investment operations	4.15	4.74	(1.50)	1.98	.44
Less distributions from: Net investment income	(.16)	(.15)	(.05)	—	(.06)
Net realized gains on investment transactions	—	(.19)	—	—	—
Total distributions	(.16)	(.34)	(.05)	—	(.06)
Net asset value, end of period	$ 20.05	$ 16.06	$ 11.66	$ 13.21	$ 11.23
Total Return (%)	26.03	42.15	(11.43)	17.63	4.05
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	467	354	250	194	84
Ratio of expenses (%)	.79	.80	.81	.79	.82
Ratio of net investment income (loss) (%)	.96	1.46	1.28	.77	.15
Portfolio turnover rate (%)	73	71	86	57	36

a On June 18, 2001, the Portfolio implemented 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

b Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 16.03	$ 11.65	$ 13.86
Income (loss) from investment operations: Net investment income (loss)[b]	.10	.13	.17
Net realized and unrealized gain (loss) on investment transactions	3.97	4.56	(2.38)
Total from investment operations	4.07	4.69	(2.21)
Less distributions from: Net investment income	(.09)	(.12)	—
Net realized gains on investment transactions	—	(.19)	—
Total distributions	(.09)	(.31)	—
Net asset value, end of period	$ 20.01	$ 16.03	$ 11.65
Total Return (%)	25.52	41.65	(15.95)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	32	1
Ratio of expenses (%)	1.16	1.19	1.06*
Ratio of net investment income (loss) (%)	.59	1.07	3.01*
Portfolio turnover rate (%)	73	71	86

a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2003.

b Based on average shares outstanding during the period.

* Annualized

** Not annualized

Performance Summary December 31, 2004

SVS Eagle Focused Large Cap Growth Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please see this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Eagle Focused Large Cap Growth Portfolio from 10/29/1999 to 12/31/2004
[] SVS Eagle Focused Large Cap Growth Portfolio — Class A [] Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
SVS Eagle Focused Large Cap Growth Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,185	$9,282	$7,013	$9,005
	Average annual total return	1.85%	-2.45%	-6.85%	-2.01%
Russell 1000 Growth Index	Growth of $10,000	$10,630	$9,946	$6,140	$7,145
	Average annual total return	6.30%	-.18%	-9.29%	-6.30%
SVS Eagle Focused Large Cap Growth Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$10,151	$11,459
	Average annual total return			1.51%	5.59%
Russell 1000 Growth Index	Growth of $10,000			$10,630	$12,555
	Average annual total return			6.30%	9.53%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on October 29, 1999. Index returns begin October 31, 1999. Total returns would have been lower for the 5-Year and Life of Portfolio periods for Class A shares if the Portfolio's expenses were not maintained.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

SVS Eagle Focused Large Cap Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,026.90	$ 1,024.70
Expenses Paid per $1,000*	$ 5.15	$ 7.04
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,020.12	$ 1,018.25
Expenses Paid per $1,000*	$ 5.14	$ 7.02

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Eagle Focused Large Cap Growth Portfolio	1.01%	1.38%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

SVS Eagle Focused Large Cap Growth Portfolio

The portfolio was up 1.85% (Class A shares, unadjusted for contract charges) for the 12-month period ended December 31, 2004 while the benchmark Russell 1000 Growth Index was up 6.30%. The portfolio's relative underperformance for the year was attributable primarily to an overweighting in poorly performing semiconductor and media stocks. Fairchild Semiconductor International, Inc. and Intel Corp. were a drag on performance, as the semiconductor industry saw strong year-over-year revenue growth but lagging stock prices. In other areas of technology, Dell, Inc. and Microsoft Corp. were positive contributors to relative performance. In the consumer discretionary sector, positive contributions from eBay, Inc., Yahoo!, Inc. and Harrah's Entertainment, Inc. were not enough to overcome losses in Coca-Cola Co. and media companies Viacom, Inc. and Clear Channel Communications*. During the year, advertising dollars continued to migrate from traditional media companies (cable, newspapers, radio and television) to nontraditional media companies, which were more adept at leveraging the Internet, such as eBay. We strategically shifted assets out of traditional and into nontraditional media names. On the positive side, strength in financial services was led by CheckFree Corp., which benefited from strong reported earnings and increasing traction in sales of its financial products. Caremark Rx, Inc. and Genzyme Corp. bolstered the solid performance of the portfolio's health care holdings, as both companies improved their growth prospects via smart acquisitions. The global economy looks poised for what we expect will be continued and solid expansion in 2005, though the balance between inflation and growth remains a risk. We believe that solid top-line growth and high stable profit margins should drive earnings growth over the next year.

Ashi Parikh
Duane Eatherly

Portfolio Managers
Eagle Asset Management, Inc., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please see this portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

* Not held in the portfolio at the end of the reporting period.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Eagle Focused Large Cap Growth Portfolio

Asset Allocation	12/31/04	12/31/03

Common Stocks	98%	99%
Cash Equivalents	2%	1%
	100%	100%
Sector Diversification (Excludes Cash Equivalents)	12/31/04	12/31/03

Information Technology	41%	39%
Consumer Discretionary	23%	23%
Health Care	17%	15%
Consumer Staples	7%	3%
Financials	6%	11%
Industrials	6%	9%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 49. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS Eagle Focused Large Cap Growth Portfolio

	Shares	Value ($)

Common Stocks 97.8%
Consumer Discretionary 22.0%
Hotels Restaurants & Leisure 5.6%
Harrah's Entertainment, Inc.	51,050	3,414,734
McDonald's Corp.	100,200	3,212,412
		6,627,146
Internet & Catalog Retail 4.3%
eBay, Inc.*	43,900	5,104,692
Media 8.2%
Comcast Corp. "A"*	56,200	1,845,608
EchoStar Communications Corp. "A"	74,750	2,484,690
Time Warner, Inc.*	108,700	2,113,128
Viacom, Inc. "B"	46,700	1,699,413
Walt Disney Co.	58,100	1,615,180
		9,758,019
Multiline Retail 2.0%
Target Corp.	46,200	2,399,166
Specialty Retail 1.8%
Home Depot, Inc.	50,725	2,167,987
Consumer Staples 6.5%
Beverages 3.0%
Coca-Cola Co.	84,900	3,534,387
Food & Drug Retailing 3.5%
Wal-Mart Stores, Inc.	78,900	4,167,498
Financials 6.2%
Capital Markets 1.9%
Goldman Sachs Group, Inc.	22,100	2,299,284
Diversified Financial Services 2.0%
Citigroup, Inc.	48,466	2,335,092
Insurance 2.3%
American International Group, Inc.	42,250	2,774,557
Health Care 16.3%
Biotechnology 2.2%
Genzyme Corp.*	45,600	2,647,992
Health Care Equipment & Supplies 2.0%
Zimmer Holdings, Inc.*	29,950	2,399,594
Health Care Providers & Services 2.5%
Caremark Rx, Inc.*	73,450	2,896,134
Pharmaceuticals 9.6%
Abbott Laboratories	43,200	2,015,280
Allergan, Inc.	24,100	1,953,787
Johnson & Johnson	48,000	3,044,160
Pfizer, Inc.	162,200	4,361,558
		11,374,785
	Shares	Value ($)

Industrials 6.4%
Electrical Equipment 2.5%
Emerson Electric Co.	41,600	2,916,160
Industrial Conglomerates 3.9%
General Electric Co.	127,250	4,644,625
Information Technology 40.4%
Communications Equipment 4.5%
Cisco Systems, Inc.*	188,500	3,638,050
Nokia Oyj (ADR)	110,900	1,737,803
		5,375,853
Computers & Peripherals 7.1%
Dell, Inc.*	154,650	6,516,951
EMC Corp.*	128,300	1,907,821
		8,424,772
Electronic Equipment & Instruments 2.6%
Symbol Technologies, Inc.	176,900	3,060,370
Internet Software & Services 2.9%
Yahoo!, Inc.*	91,450	3,445,836
IT Consulting & Services 3.0%
CheckFree Corp.*	40,250	1,532,720
First Data Corp.	47,950	2,039,793
		3,572,513
Semiconductors & Semiconductor Equipment 13.2%
Broadcom Corp. "A"*	121,200	3,912,336
Fairchild Semiconductor International, Inc.*	88,400	1,437,384
Intel Corp.	144,250	3,374,007
Maxim Integrated Products, Inc.	56,600	2,399,274
National Semiconductor Corp.*	125,500	2,252,725
Texas Instruments, Inc.	89,650	2,207,183
		15,582,909
Software 7.1%
Microsoft Corp.	219,100	5,852,161
Symantec Corp.*	97,100	2,501,296
		8,353,457
Total Common Stocks (Cost $101,267,812)		115,862,828

Cash Equivalents 2.6%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $3,050,051)	3,050,051	3,050,051
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $104,317,863) (a)	100.4	118,912,879
Other Assets and Liabilities, Net	(0.4)	(499,845)
Net Assets	100.0	118,413,034
Notes to SVS Eagle Focused Large Cap Growth Portfolio of Investments

* Non-income producing security.

(a) The cost for federal income tax purposes was $107,342,716. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $11,570,163. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,639,514 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,069,351.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $101,267,812)	$ 115,862,828
Investment in Scudder Cash Management QP Trust (cost $3,050,051)	3,050,051
Total investments in securities, at value (cost $104,317,863)	118,912,879
Dividends receivable	66,118
Interest receivable	4,031
Receivable for investments sold	1,376,012
Receivable for Portfolio shares sold	36,708
Other assets	4,231
Total assets	120,399,979
Liabilities
Payable for Portfolio shares redeemed	97,405
Payable for investments purchased	1,723,549
Accrued management fee	75,993
Other accrued expenses and payables	89,998
Total liabilities	1,986,945
Net assets, at value	$ 118,413,034
Net Assets
Net assets consist of: Undistributed net investment income	404,661
Net unrealized appreciation (depreciation) on investments	14,595,016
Accumulated net realized gain (loss)	(26,027,743)
Paid-in capital	129,441,100
Net assets, at value	$ 118,413,034
Class A Net Asset Value, offering and redemption price per share ($87,519,374 ÷ 9,955,815 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.79
Class B Net Asset Value, offering and redemption price per share ($30,893,660 ÷ 3,544,097 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.72
Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends	$ 1,576,944
Securities lending income, including income from Daily Assets Fund Institutional	1,104
Interest — Scudder Cash Management QP Trust	35,449
Total Income	1,613,497
Expenses: Management fee	945,157
Custodian and accounting fees	82,602
Distribution service fees (Class B)	60,991
Record keeping fees (Class B)	31,879
Auditing	53,771
Legal	14,279
Trustees' fees and expenses	1,913
Reports to shareholders	13,378
Other	6,345
Total expenses, before expense reductions	1,210,315
Expense reductions	(1,550)
Total expenses, after expense reductions	1,208,765
Net investment income (loss)	404,732
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(164,658)
Net unrealized appreciation (depreciation) during the period on investments	2,143,613
Net gain (loss) on investment transactions	1,978,955
Net increase (decrease) in net assets resulting from operations	$ 2,383,687

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations: Net investment income (loss)	$ 404,732	$ (51,955)
Net realized gain (loss) on investment transactions	(164,658)	2,310,457
Net unrealized appreciation (depreciation) on investment transactions during the period	2,143,613	16,392,143
Net increase (decrease) in net assets resulting from operations	2,383,687	18,650,645
Portfolio share transactions: Class A Proceeds from shares sold	12,090,841	13,012,448
Cost of shares redeemed	(9,834,816)	(8,293,606)
Net increase (decrease) in net assets from Class A share transactions	2,256,025	4,718,842
Class B Proceeds from shares sold	17,731,434	12,484,580
Cost of shares redeemed	(2,263,054)	(113,785)
Net increase (decrease) in net assets from Class B share transactions	15,468,380	12,370,795
Increase (decrease) in net assets	20,108,092	35,740,282
Net assets at beginning of period	98,304,942	62,564,660
Net assets at end of period (including undistributed net investment income and accumulated net investment loss of $404,661 and $71, respectively)	$ 118,413,034	$ 98,304,942
Other Information
Class A Shares outstanding at beginning of period	9,695,116	9,100,995
Shares sold	1,445,596	1,735,087
Shares redeemed	(1,184,897)	(1,140,966)
Net increase (decrease) in Portfolio shares	260,699	594,121
Shares outstanding at end of period	9,955,815	9,695,116
Class B Shares outstanding at beginning of period	1,703,581	77,032
Shares sold	2,112,493	1,642,289
Shares redeemed	(271,977)	(15,740)
Net increase (decrease) in Portfolio shares	1,840,516	1,626,549
Shares outstanding at end of period	3,544,097	1,703,581

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.63	6.82	$ 9.46	$ 11.40	$ 12.84
Income (loss) from investment operations: Net investment income (loss)[b]	.04	—*	(.01)	(.02)	(.05)
Net realized and unrealized gain (loss) on investment transactions	.12	1.81	(2.63)	(1.92)	(1.04)
Total from investment operations	.16	1.81	(2.64)	(1.94)	(1.09)
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(.35)
Net asset value, end of period	$ 8.79	$ 8.63	$ 6.82	$ 9.46	$ 11.40
Total Return (%)	1.85	26.54	(27.91)	(17.02)	(9.02)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	88	84	62	60	28
Ratio of expenses before expense reductions (%)	1.05	1.10	1.03	1.13	1.33
Ratio of expenses after expense reductions (%)	1.04	1.10	1.03	1.11	1.02
Ratio of net investment income (loss) (%)	.47	(.04)	(.08)	(.21)	(.37)
Portfolio turnover rate (%)	90	143	123	98	323

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

b Based on average shares outstanding during the period.

c Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.59	$ 6.81	$ 7.61
Income (loss) from investment operations: Net investment income (loss)[b]	.01	(.04)	.01
Net realized and unrealized gain (loss) on investment transactions	.12	1.82	(.81)
Total from investment operations	.13	1.78	(.80)
Net asset value, end of period	$ 8.72	$ 8.59	$ 6.81
Total Return (%)	1.51	26.14	(10.51)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	15.5
Ratio of expenses (%)	1.42	1.49	1.30*
Ratio of net investment income (loss) (%)	.09	(.43)	.21*
Portfolio turnover rate (%)	90	143	123

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b Based on average shares outstanding during the period.

* Annualized

** Not annualized

Performance Summary December 31, 2004

SVS Focus Value+Growth Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk. It is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Focus Value+Growth Portfolio from 5/1/1996 to 12/31/2004
[] SVS Focus Value+Growth Portfolio — Class A [] S&P 500 Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
SVS Focus Value+Growth Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,116	$10,946	$9,009	$18,139
	Average annual total return	11.16%	3.06%	-2.06%	7.11%
S&P 500 Index	Growth of $10,000	$11,088	$11,115	$8,902	$21,250
	Average annual total return	10.88%	3.59%	-2.30%	9.09%
SVS Focus Value+Growth Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$11,082	$13,155
	Average annual total return			10.82%	11.58%
S&P 500 Index	Growth of $10,000			$11,088	$12,800
	Average annual total return			10.88%	10.38%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1996. Index returns begin April 30, 1996.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

SVS Focus Value+Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,089.50	$ 1,088.00
Expenses Paid per $1,000*	$ 4.24	$ 6.23
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,021.14	$ 1,019.24
Expenses Paid per $1,000*	$ 4.11	$ 6.03

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Focus Value+Growth Portfolio	.81%	1.18%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

SVS Focus Value+Growth Portfolio

We are pleased to announce that in the 12-month period ended December 31, 2004 the portfolio (Class A shares, unadjusted for contract charges) posted a total return 11.16%, versus a 10.88% return by the S&P 500 index.

The period proved difficult for the portfolio's value holdings. In a highly concentrated portfolio, such as this, severe losses among core holdings can be very damaging. In this case, gains in the portfolio's largest position — Freddie Mac — and of top-10 holdings, including UST, Inc. and Altria Group, Inc. were not enough to offset losses sustained by Fannie Mae and Pfizer, Inc. which faced scrutiny during the period. Mortgage provider Fannie Mae declined when its accounting practices came under investigation and were deemed improper by the SEC. Pfizer, Inc. plummeted after clinical studies suggested that osteoarthritis drug, Celebrex, might increase the cardiovascular risks when taken in large doses. While we're disappointed in the events that led to the declines in these holdings, we believe they are temporary setbacks. We continue to hold both stocks.

The portfolio's growth sleeve performed well with every sector posting positive returns for the year. Consumer discretionary stocks made the greatest contribution to overall performance. Among them was top-10 holding eBay, Inc., a provider of online auction services, which continued to benefit from market dominance and valuable brand recognition. Starbucks Corp. also aided performance with revenues and unit sales growth that exceeded expectations. Within the energy area, BJ Services Co.*, rose in tandem with historically high oil prices and increased demand for drilling services. While the sleeve's technology sector advanced, several semiconductor stocks — Intel* and Texas Instruments* — produced negative returns as demand for semiconductors slowed, leading to inventory surpluses.

David N. Dreman Spiros Segalas
F. James Hutchinson Kathleen McCarragher

Co-Managers Co-Managers
Dreman Value Management L.L.C. Jennison Associates LLC
(Subadvisor for the Value portion of the Portfolio) (Subadvisor for the Growth portion of the Portfolio)

*This holding was not held in the portfolio at the end of the reporting period.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. It is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Focus Value+Growth Portfolio

Asset Allocation	12/31/04	12/31/03

Common Stocks	99%	96%
Cash Equivalents	1%	4%
	100%	100%
Sector Diversification (Excludes Cash Equivalents)	12/31/04	12/31/03

Financials	28%	30%
Information Technology	21%	20%
Health Care	16%	15%
Consumer Staples	14%	8%
Consumer Discretionary	12%	18%
Industrials	4%	3%
Energy	3%	5%
Telecommunication Services	2%	—
Utilities	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 7. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS Focus Value+Growth Portfolio

	Shares	Value ($)

Common Stocks 98.8%
Consumer Discretionary 12.4%
Hotels Restaurants & Leisure 2.9%
Starbucks Corp.*	58,000	3,616,880
Internet & Catalog Retail 3.7%
eBay, Inc.*	40,100	4,662,828
Multiline Retail 2.8%
Target Corp.	67,000	3,479,310
Specialty Retail 3.0%
Borders Group, Inc.	31,250	793,750
Home Depot, Inc.	52,165	2,229,532
Staples, Inc.	23,340	786,792
		3,810,074
Consumer Staples 14.3%
Food & Drug Retailing 2.3%
Whole Foods Market, Inc.	30,200	2,879,570
Personal Products 2.4%
Estee Lauder Companies, Inc. "A"	67,200	3,075,744
Tobacco 9.6%
Altria Group, Inc.	111,100	6,788,210
Reynolds American, Inc.	8,825	693,645
UST, Inc.	94,920	4,566,601
		12,048,456
Energy 3.2%
Oil & Gas
Apache Corp.	1,200	60,684
Burlington Resources, Inc.	900	39,150
ChevronTexaco Corp.	12,150	637,996
ConocoPhillips	1,300	112,879
Devon Energy Corp.	46,690	1,817,175
EnCana Corp.	4,400	251,064
Kerr-McGee Corp.	16,350	944,866
Occidental Petroleum Corp.	3,099	180,858
		4,044,672
Financials 27.7%
Banks 7.1%
Bank of America Corp.	48,420	2,275,256
PNC Financial Services Group	17,510	1,005,774
Sovereign Bancorp, Inc.	48,810	1,100,666
US Bancorp.	28,700	898,884
Washington Mutual, Inc.	85,251	3,604,412
		8,884,992
Capital Markets 2.8%
Merrill Lynch & Co., Inc.	59,300	3,544,361
Consumer Finance 2.6%
American Express Co.	59,300	3,342,741
Diversified Financial Services 14.0%
Fannie Mae	85,050	6,056,410
Freddie Mac	112,150	8,265,455
JPMorgan Chase & Co.	86,500	3,374,365
		17,696,230
	Shares	Value ($)

Insurance 1.2%
American International Group, Inc.	22,500	1,477,575
Health Care 15.4%
Biotechnology 4.7%
Genentech, Inc.*	74,800	4,072,112
Gilead Sciences, Inc.*	53,600	1,875,464
		5,947,576
Health Care Equipment & Supplies 0.5%
Becton, Dickinson & Co.	10,675	606,340
Health Care Providers & Services 4.1%
AmerisourceBergen Corp.	15,050	883,134
Cardinal Health, Inc.	5,750	334,363
HCA, Inc.	20,875	834,165
Laboratory Corp. of America Holdings*	23,890	1,190,200
Medco Health Solutions, Inc.*	22,062	917,779
Quest Diagnostics, Inc.	10,720	1,024,296
		5,183,937
Pharmaceuticals 6.1%
Bristol Myers Squibb Co.	55,170	1,413,455
Eli Lilly & Co.	35,600	2,020,300
Merck & Co., Inc.	46,900	1,507,366
Pfizer, Inc.	94,500	2,541,105
Wyeth	5,525	235,310
		7,717,536
Industrials 3.7%
Industrial Conglomerates 3.7%
General Electric Co.	101,200	3,693,800
Tyco International Ltd.	25,850	923,879
		4,617,679
Information Technology 20.5%
Computers & Peripherals 2.8%
Apple Computer, Inc.*	54,800	3,529,120
Electronic Equipment & Instruments 2.4%
Agilent Technologies, Inc.*	126,700	3,053,470
Internet Software & Services 6.0%
Google, Inc. "A"*	18,700	3,610,970
Yahoo!, Inc.*	104,000	3,918,720
		7,529,690
IT Consulting & Services 1.5%
Electronic Data Systems Corp.	82,525	1,906,328
Semiconductors & Semiconductor Equipment 2.0%
Marvell Technology Group Ltd.*	71,100	2,521,917
Software 5.8%
Electronic Arts, Inc.*	63,700	3,929,016
Microsoft Corp.	123,300	3,293,343
		7,222,359
Telecommunication Services 1.6%
Wireless Telecommunication Services
Nextel Communications, Inc. "A"*	67,000	2,010,000
Total Common Stocks (Cost $103,076,220)		124,409,385
	Shares	Value ($)

Cash Equivalents 1.0%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $1,256,952)	1,256,952	1,256,952
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $104,333,172) (a)	99.8	125,666,337
Other Assets and Liabilities, Net	0.2	229,302
Net Assets	100.0	125,895,639
Notes to SVS Focus Value+Growth Portfolio of Investments

* Non-income producing security.

(a) The cost for federal income tax purposes was $104,426,153. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $21,240,184. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $24,483,278 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,243,094.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $103,076,220)	$ 124,409,385
Investment in Scudder Cash Management QP Trust (cost $1,256,952)	1,256,952
Total investments in securities, at value (cost $104,333,172)	125,666,337
Cash	79,047
Receivable for investments sold	316,809
Dividends receivable	152,268
Interest receivable	2,706
Other assets	3,721
Total assets	126,220,888
Liabilities
Payable for Portfolio shares redeemed	188,679
Accrued management fee	83,203
Other accrued expenses and payables	53,367
Total liabilities	325,249
Net assets, at value	$ 125,895,639
Net Assets
Net assets consist of: Undistributed net investment income	1,316,360
Net unrealized appreciation (depreciation) on investments	21,333,165
Accumulated net realized gain (loss)	(29,983,699)
Paid-in capital	133,229,813
Net assets, at value	$ 125,895,639
Class A Net Asset Value, offering and redemption price per share ($114,746,163 ÷ 8,194,607 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.00
Class B Net Asset Value, offering and redemption price per share ($11,149,476 ÷ 798,374 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.97
Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $66)	$ 2,355,322
Interest — Scudder Cash Management QP Trust	28,530
Securities lending income, including income from Daily Assets Fund Institutional	213
Total Income	2,384,065
Expenses: Management fee	918,970
Custodian fees	15,016
Distribution service fees (Class B)	22,563
Record keeping fees (Class B)	12,161
Auditing	40,476
Legal	3,682
Reports to shareholders	10,424
Other	1,341
Total expenses, before expense reductions	1,024,633
Expense reductions	(1,623)
Total expenses, after expense reductions	1,023,010
Net investment income (loss)	1,361,055
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	4,306,873
Futures	116,366
4,423,239
Net unrealized appreciation (depreciation) during the period on: Investments	6,929,650
Futures	(64,159)
6,865,491
Net gain (loss) on investment transactions	11,288,730
Net increase (decrease) in net assets resulting from operations	$ 12,649,785

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations: Net investment income (loss)	$ 1,361,055	$ 1,010,016
Net realized gain (loss) on investment transactions	4,423,239	(762,388)
Net unrealized appreciation (depreciation) on investment transactions during the period	6,865,491	30,764,910
Net increase (decrease) in net assets resulting from operations	12,649,785	31,012,538
Distributions to shareholders from: Net investment income Class A	(964,388)	(861,563)
Class B	(34,623)	(12,687)
Portfolio share transactions: Class A Proceeds from shares sold	6,603,416	11,072,613
Reinvestment of distributions	964,388	861,563
Cost of shares redeemed	(24,197,037)	(17,513,556)
Net increase (decrease) in net assets from Class A share transactions	(16,629,233)	(5,579,380)
Class B Proceeds from shares sold	4,462,355	5,121,184
Reinvestment of distributions	34,623	12,687
Cost of shares redeemed	(675,725)	(406,433)
Net increase (decrease) in net assets from Class B share transactions	3,821,253	4,727,438
Increase (decrease) in net assets	(1,157,206)	29,286,346
Net assets at beginning of period	127,052,845	97,766,499
Net assets at end of period (including undistributed net investment income of $1,316,360 and $954,315, respectively)	$ 125,895,639	$ 127,052,845
Other Information
Class A Shares outstanding at beginning of period	9,513,858	10,089,997
Shares sold	516,151	983,070
Shares issued to shareholders in reinvestment of distributions	76,791	93,142
Shares redeemed	(1,912,193)	(1,652,351)
Net increase (decrease) in Portfolio shares	(1,319,251)	(576,139)
Shares outstanding at end of period	8,194,607	9,513,858
Class B Shares outstanding at beginning of period	495,365	39,304
Shares sold	352,824	491,329
Shares issued to shareholders in reinvestment of distributions	2,757	1,372
Shares redeemed	(52,572)	(36,640)
Net increase (decrease) in Portfolio shares	303,009	456,061
Shares outstanding at end of period	798,374	495,365

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.70	$ 9.65	$ 13.08	$ 16.55	$ 18.96
Income (loss) from investment operations: Net investment income (loss)[b]	.14	.10	.08	.09	.12
Net realized and unrealized gain (loss) on investment transactions	1.27	3.04	(3.45)	(2.41)	(.73)
Total from investment operations	1.41	3.14	(3.37)	(2.32)	(.61)
Less distributions from: Net investment income	(.11)	(.09)	(.06)	(.10)	(.10)
Net realized gains on investment transactions	—	—	—	(1.05)	(1.70)
Total distributions	(.11)	(.09)	(.06)	(1.15)	(1.80)
Net asset value, end of period	$ 14.00	$ 12.70	$ 9.65	$ 13.08	$ 16.55
Total Return (%)	11.16	32.87[c]	(25.89)	(14.35)	(3.90)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	115	121	97	140	153
Ratio of expenses before expense reductions (%)	.81	.85	.81	.79	.81
Ratio of expenses after expense reductions (%)	.81	.84	.81	.79	.81
Ratio of net investment income (loss) (%)	1.14	.96	.73	.64	.66
Portfolio turnover rate (%)	68	82	109	180	39

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to June 30, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

b Based on average shares outstanding during the period.

c Total returns would have been lower had certain expenses not been reduced.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.66	$ 9.63	$ 10.74
Income (loss) from investment operations: Net investment income (loss)[b]	.10	.05	.08
Net realized and unrealized gain (loss) on investment transactions	1.26	3.04	(1.19)
Total from investment operations	1.36	3.09	(1.11)
Less distributions from: Net investment income	(.05)	(.06)	—
Net asset value, end of period	$ 13.97	$ 12.66	$ 9.63
Total Return (%)	10.82	32.39[c]	(10.34)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	6.4
Ratio of expenses before expense reductions (%)	1.19	1.25	1.06*
Ratio of expenses after expense reductions (%)	1.19	1.24	1.06*
Ratio of net investment income (loss) (%)	.76	.56	1.64*
Portfolio turnover rate (%)	68	82	109

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b Based on average shares outstanding during the period.

c Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Performance Summary December 31, 2004

SVS Index 500 Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, derivatives may be more volatile and less liquid than traditional securities and the Portfolio could suffer losses on its derivatives positions. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Index 500 Portfolio from 9/1/1999 to 12/31/2004
[] SVS Index 500 Portfolio — Class A [] S&P 500 Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
SVS Index 500 Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,038	$10,966	$8,687	$9,517
	Average annual total return	10.38%	3.12%	-2.78%	-.92%
S&P 500 Index	Growth of $10,000	$11,088	$11,115	$8,902	$9,947
	Average annual total return	10.88%	3.59%	-2.30%	-.10%
SVS Index 500 Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$10,998	$12,824
	Average annual total return			9.98%	10.45%
S&P 500 Index	Growth of $10,000			$11,088	$12,800
	Average annual total return			10.88%	10.38%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on September 1, 1999. Index returns begin August 31, 1999. Total returns would have been lower for the 3-Year and Life of Portfolio periods for Class A shares if the Portfolio's expenses were not maintained.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

SVS Index 500 Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares of the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,070.40	$ 1,068.20
Expenses Paid per $1,000*	$ 1.91	$ 3.73
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,023.29	$ 1,021.53
Expenses Paid per $1,000*	$ 1.87	$ 3.65

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Index 500 Portfolio	.37%	.72%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

SVS Index 500 Portfolio

For the 12-month period ended December 31, 2004, the portfolio produced a total return of 10.38% (Class A shares, unadjusted for contract charges). The Standard & Poor's 500 (S&P 500) index concluded 2004 with a 10.88% return, which included a strong fourth quarter finish of 9.23%. Value stocks outpaced growth stocks both during the fourth quarter and year. During the quarter, the S&P 500 Barra Value index rose 9.93% versus 8.51% for the S&P 500 Barra Growth index.1 For the year, value stocks (+15.71%) outperformed growth stocks (+6.13%) by 958 basis points. As has been the case throughout the year, returns increased as market capitalization decreased. The small- and mid-cap segments continued their buoyant pace during the quarter with the S&P MidCap 400 up 12.16% and the S&P SmallCap 600 increasing by 13.00%.2 This year, the performance differential across capitalization segments was even more pronounced. The S&P MidCap 400 index increased by 16.48%, while the S&P SmallCap 600 index increased by 22.68%.

The US economy rallied again in the fourth quarter, continuing the 13-quarter economic expansion. Stock prices, which hit a low in October 2002, have recovered over the past nine quarters. Economic growth, changing from a consumption-driven trend to one that is driven by business and business investment, grew slightly above the 3.5 to 4 cent per share trend. At year end, corporate executives remain cautiously optimistic that inflation would remain under control, with core Consumer Price Index (an inflationary indicator that measures the change in the cost of a fixed basket of products and services) running at about 2.3%, and that the Federal Reserve Board would continue its measured pace of rate increases. The dollar, on a trade-weighted basis, is probably going to continue to decline, but the willingness of overseas investors to own our assets is still high. Our returns on capital and profitability remain superior to what's happening in Europe and Japan.

All S&P 500 index sectors generated positive results for the year with the energy sector increasing the sharpest at 31.54%. Other strong-performing sectors for the year included utilities, telecomm services and industrials, which advanced by 24.28%, 19.85% and 18.03%, respectively. Information technology and health care dampened the index's return advancing by only 2.54% and 1.67% for the year.

The Portfolio Management Team
Northern Trust Investments, N.A., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio may not be able to mirror the S&P 500 index closely enough to track its performance for several reasons, including the portfolio's cost to buy and sell securities, as well as the flow of money into and out of the portfolio. This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, derivatives may be more volatile and less liquid than traditional securities and the portfolio could suffer losses on its derivatives positions. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Standard & Poor's (S&P) 500 index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

1 S&P 500 Barra Value index is an unmanaged, capitalization-weighted index of all the stock in the S&P 500 index that have low price-to-book ratios. The S&P 500 Barra Growth index is an unmanaged, capitalization-weighted index of all the stocks in the S&P 500 index that have high price-to-book ratios.

2 S&P MidCap 400 index is an unmanaged index that tracks the stock movement of 400 mid-sized US companies.

S&P SmallCap 600 index is an unmanaged index that tracks the stock movement of 600 small-cap US companies.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Index 500 Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03

Common Stocks	99%	98%
Cash Equivalents	1%	2%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Financials	21%	21%
Information Technology	16%	18%
Health Care	13%	13%
Consumer Discretionary	12%	11%
Industrials	12%	11%
Consumer Staples	10%	11%
Energy	7%	6%
Telecommunication Services	3%	3%
Materials	3%	3%
Utilities	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS Index 500 Portfolio

	Shares	Value ($)

Common Stocks 98.4%
Consumer Discretionary 11.7%
Auto Components 0.2%
Cooper Tire & Rubber Co.	2,449	52,776
Dana Corp.	5,357	92,837
Delphi Corp.	18,383	165,815
Goodyear Tire & Rubber Co.*	6,957	101,989
Johnson Controls, Inc.	6,906	438,117
Visteon Corp.	3,894	38,044
		889,578
Automobiles 0.6%
Ford Motor Co.	64,203	939,932
General Motors Corp.	19,491	780,810
Harley-Davidson, Inc.	10,535	640,001
		2,360,743
Distributors 0.1%
Genuine Parts Co.	5,509	242,727
Hotels Restaurants & Leisure 1.5%
Carnival Corp.	22,491	1,296,156
Darden Restaurants, Inc.	5,275	146,328
Harrah's Entertainment, Inc.	4,319	288,898
Hilton Hotels Corp.	13,040	296,530
International Game Technology	11,497	395,267
Marriott International, Inc. "A"	7,817	492,315
McDonald's Corp.	44,906	1,439,686
Starbucks Corp.*	14,333	893,806
Starwood Hotels & Resorts Worldwide, Inc.	6,846	399,806
Wendy's International, Inc.	3,611	141,768
YUM! Brands, Inc.	9,849	464,676
		6,255,236
Household Durables 0.5%
Black & Decker Corp.	2,694	237,961
Centex Corp.	4,056	241,656
Fortune Brands, Inc.	5,187	400,333
KB Home	1,769	184,684
Leggett & Platt, Inc.	6,357	180,729
Maytag Corp.	3,229	68,132
Newell Rubbermaid, Inc.	9,046	218,823
Pulte Homes, Inc.	4,196	267,705
Snap-On, Inc.	1,893	65,043
The Stanley Works	2,719	133,204
Whirlpool Corp.	2,314	160,152
		2,158,422
Internet & Catalog Retail 0.7%
eBay, Inc.*	23,235	2,701,766
Leisure Equipment & Products 0.2%
Brunswick Corp.	3,575	176,962
Eastman Kodak Co.	10,459	337,303
Hasbro, Inc.	5,527	107,113
Mattel, Inc.	14,553	283,638
		905,016
Media 3.9%
Clear Channel Communications, Inc.	20,659	691,870
Comcast Corp. "A"*	77,777	2,588,419
	Shares	Value ($)

Dow Jones & Co., Inc.	2,720	117,123
Gannett Co., Inc.	8,946	730,888
Interpublic Group of Companies, Inc.*	13,697	183,540
Knight-Ridder, Inc.	3,034	203,096
McGraw-Hill Companies, Inc.	6,869	628,788
Meredith Corp.	1,700	92,140
New York Times Co. "A"	4,882	199,186
News Corp. "A"	91,400	1,705,524
Omnicom Group, Inc.	6,782	571,858
Time Warner, Inc.*	159,460	3,099,902
Tribune Co.	10,806	455,365
Univision Communications, Inc. "A"*	11,205	327,970
Viacom, Inc. "B"	59,709	2,172,810
Walt Disney Co.	70,937	1,972,049
		15,740,528
Multiline Retail 1.1%
Big Lots, Inc.*	3,692	44,784
Dillard's, Inc. "A"	3,351	90,041
Dollar General Corp.	12,247	254,370
Family Dollar Stores, Inc.	5,679	177,355
Federated Department Stores, Inc.	6,209	358,818
J.C. Penny Co., Inc.	9,683	400,876
Kohl's Corp.*	11,781	579,272
May Department Stores Co.	10,737	315,668
Nordstrom, Inc.	4,524	211,407
Sears, Roebuck & Co.	7,001	357,261
Target Corp.	31,811	1,651,945
		4,441,797
Specialty Retail 2.4%
AutoNation, Inc.*	8,500	163,285
AutoZone, Inc.*	2,742	250,372
Bed Bath & Beyond, Inc.*	10,776	429,208
Best Buy Co., Inc.	10,997	653,442
Circuit City Stores, Inc.	7,630	119,333
Home Depot, Inc.	76,433	3,266,746
Limited Brands	14,021	322,763
Lowe's Companies, Inc.	27,536	1,585,798
Office Depot, Inc.*	9,903	171,916
OfficeMax, Inc.	3,441	107,979
RadioShack Corp.	5,270	173,278
Sherwin-Williams Co.	4,770	212,885
Staples, Inc.	18,026	607,657
The Gap, Inc.	30,825	651,024
Tiffany & Co.	4,600	147,062
TJX Companies, Inc.	17,493	439,599
Toys "R" Us, Inc.*	8,117	166,155
		9,468,502
Textiles, Apparel & Luxury Goods 0.5%
Coach, Inc.*	6,500	366,600
Jones Apparel Group, Inc.	4,166	152,351
Liz Claiborne, Inc.	3,766	158,963
NIKE, Inc. "B"	9,063	821,923
Reebok International Ltd.	2,518	110,792
VF Corp.	4,121	228,221
		1,838,850
	Shares	Value ($)

Consumer Staples 10.3%
Beverages 2.2%
Adolph Coors Co. "B"	1,535	116,153
Anheuser-Busch Companies, Inc.	28,190	1,430,079
Brown-Forman Corp. "B"	3,780	184,010
Coca-Cola Co.	84,204	3,505,413
Coca-Cola Enterprises, Inc.	16,834	350,989
Pepsi Bottling Group, Inc.	9,100	246,064
PepsiCo, Inc.	59,478	3,104,752
		8,937,460
Food & Staples Retailing 3.1%
Albertsons, Inc.	12,891	307,837
Costco Wholesale Corp.	16,694	808,157
CVS Corp.	14,096	635,307
Kroger Co.*	26,149	458,653
Safeway, Inc.*	14,637	288,934
SUPERVALU, Inc.	4,270	147,400
Sysco Corp.	22,826	871,268
Wal-Mart Stores, Inc.	147,874	7,810,705
Walgreen Co.	35,891	1,377,138
		12,705,399
Food Products 1.3%
Archer-Daniels-Midland Co.	23,716	529,104
Campbell Soup Co.	13,499	403,485
ConAgra Foods, Inc.	17,361	511,282
General Mills, Inc.	13,616	676,851
H.J. Heinz Co.	12,190	475,288
Hershey Foods Corp.	8,478	470,868
Kellogg Co.	15,093	674,054
McCormick & Co, Inc.	4,500	173,700
Sara Lee Corp.	28,428	686,252
William Wrigley Jr. Co.	7,470	516,849
		5,117,733
Household Products 1.8%
Clorox Co.	5,230	308,204
Colgate-Palmolive Co.	18,820	962,831
Kimberly-Clark Corp.	17,669	1,162,797
Procter & Gamble Co.	88,342	4,865,877
		7,299,709
Personal Products 0.6%
Alberto-Culver Co. "B"	3,050	148,139
Avon Products, Inc.	15,982	618,503
Gillette Co.	35,192	1,575,898
		2,342,540
Tobacco 1.3%
Altria Group, Inc.	71,547	4,371,522
Reynolds American, Inc.	5,245	412,257
UST, Inc.	6,211	298,811
		5,082,590
Energy 7.0%
Energy Equipment & Services 0.9%
Baker Hughes, Inc.	12,449	531,199
BJ Services Co.	6,069	282,451
Halliburton Co.	15,007	588,875
Nabors Industries Ltd.*	4,998	256,347
Noble Corp.*	4,440	220,846
Rowan Companies, Inc.*	4,409	114,193
	Shares	Value ($)

Schlumberger Ltd.	20,544	1,375,421
Transocean, Inc.*	11,124	471,546
		3,840,878
Oil & Gas 6.1%
Amerada Hess Corp.	2,950	243,021
Anadarko Petroleum Corp.	8,327	539,673
Apache Corp.	10,997	556,118
Ashland, Inc.	2,315	135,150
Burlington Resources, Inc.	14,196	617,526
ChevronTexaco Corp.	73,802	3,875,343
ConocoPhillips	24,347	2,114,050
Devon Energy Corp.	17,572	683,902
El Paso Corp.	21,441	222,987
EOG Resources, Inc.	3,939	281,087
ExxonMobil Corp.	225,486	11,558,412
Kerr-McGee Corp.	4,970	287,216
Kinder Morgan, Inc.	4,064	297,200
Marathon Oil Corp.	12,523	470,990
Occidental Petroleum Corp.	14,311	835,190
Sunoco, Inc.	2,808	229,442
Unocal Corp.	9,808	424,098
Valero Energy Corp.	8,600	390,440
Williams Companies, Inc.	20,143	328,130
XTO Energy, Inc.	9,100	321,958
		24,411,933
Financials 20.3%
Banks 6.4%
AmSouth Bancorp.	11,645	301,605
Bank of America Corp.	140,908	6,621,267
BB&T Corp.	18,759	788,816
Comerica, Inc.	6,346	387,233
Compass Bancshares, Inc.	3,700	180,079
Fifth Third Bancorp.	20,291	959,358
First Horizon National Corp.	4,143	178,605
Golden West Financial Corp.	10,906	669,847
Huntington Bancshares, Inc.	9,010	223,268
KeyCorp.	14,818	502,330
M&T Bank Corp.	3,897	420,252
Marshall & Ilsley Corp.	7,300	322,660
National City Corp.	24,503	920,088
North Fork Bancorp., Inc.	16,200	467,370
PNC Financial Services Group	10,280	590,483
Regions Financial Corp.	15,287	544,064
Sovereign Bancorp, Inc.	10,967	247,306
SunTrust Banks, Inc.	13,349	986,224
Synovus Financial Corp.	10,082	288,144
US Bancorp.	66,411	2,079,992
Wachovia Corp.	56,560	2,975,056
Washington Mutual, Inc.	30,177	1,275,884
Wells Fargo & Co.	58,813	3,655,228
Zions Bancorp.	3,565	242,527
		25,827,686
Capital Markets 2.8%
Bank of New York Co., Inc.	28,087	938,668
Bear Stearns Companies, Inc.	3,400	347,854
Charles Schwab Corp.	48,497	580,024
E*TRADE Financial Corp.*	12,000	179,400
Federated Investors, Inc. "B"	3,500	106,400
Franklin Resources, Inc.	9,012	627,686
	Shares	Value ($)

Goldman Sachs Group, Inc.	16,795	1,747,352
Janus Capital Group, Inc.	7,856	132,059
Lehman Brothers Holdings, Inc.	9,383	820,825
Mellon Financial Corp.	15,773	490,698
Merrill Lynch & Co., Inc.	32,662	1,952,208
Morgan Stanley	38,802	2,154,287
Northern Trust Corp.	7,049	342,440
State Street Corp.	12,153	596,955
T. Rowe Price Group, Inc.	4,731	294,268
		11,311,124
Consumer Finance 1.4%
American Express Co.	44,623	2,515,399
Capital One Financial Corp.	8,273	696,669
MBNA Corp.	45,213	1,274,554
Providian Financial Corp.*	9,714	159,990
SLM Corp.	15,425	823,541
		5,470,153
Diversified Financial Services 5.0%
CIT Group, Inc.	7,300	334,486
Citigroup, Inc.	181,277	8,733,926
Countrywide Financial Corp.	19,948	738,275
Fannie Mae	33,718	2,401,059
Freddie Mac	24,487	1,804,692
JPMorgan Chase & Co.	124,058	4,839,503
MGIC Investment Corp.	3,177	218,927
Moody's Corp.	5,252	456,136
Principal Financial Group, Inc.	10,200	417,588
		19,944,592
Insurance 4.2%
ACE Ltd.	9,500	406,125
AFLAC, Inc.	17,900	713,136
Allstate Corp.	24,749	1,280,018
Ambac Financial Group, Inc.	3,586	294,518
American International Group, Inc.	90,855	5,966,448
Aon Corp.	10,283	245,352
Chubb Corp.	6,864	527,842
Cincinnati Financial Corp.	5,335	236,127
Hartford Financial Services Group, Inc.	10,388	719,992
Jefferson-Pilot Corp.	5,273	273,985
Lincoln National Corp.	6,146	286,895
Loews Corp.	6,730	473,119
Marsh & McLennan Companies, Inc.	18,571	610,986
MBIA, Inc.	5,264	333,106
MetLife, Inc.	26,745	1,083,440
Progressive Corp.	7,026	596,086
Prudential Financial, Inc.	18,490	1,016,210
Safeco Corp.	4,843	252,998
St. Paul Travelers Companies, Inc.	23,271	862,656
Torchmark Corp.	3,589	205,076
UnumProvident Corp.	9,316	167,129
XL Capital Ltd. "A"	4,841	375,904
		16,927,148
Real Estate 0.5%
Apartment Investment & Management Co. "A" (REIT)	3,900	150,306
Archstone-Smith Trust (REIT)	6,100	233,630
Equity Office Properties Trust (REIT)	15,129	440,556
Equity Residential (REIT)	9,300	336,474
	Shares	Value ($)

Plum Creek Timber Co., Inc. (REIT)	5,800	222,952
ProLogis (REIT)	5,700	246,981
Simon Property Group, Inc. (REIT)	8,168	528,225
		2,159,124
Health Care 12.5%
Biotechnology 1.3%
Amgen, Inc.*	44,201	2,835,494
Applera Corp. — Applied Biosystems Group	6,641	138,864
Biogen Idec, Inc.*	11,807	786,464
Chiron Corp.*	6,860	228,644
Genzyme Corp.*	8,047	467,289
Gilead Sciences, Inc.*	14,784	517,292
MedImmune, Inc.*	9,045	245,210
		5,219,257
Health Care Equipment & Supplies 2.2%
Bausch & Lomb, Inc.	1,782	114,868
Baxter International, Inc.	21,651	747,826
Becton, Dickinson & Co.	9,288	527,558
Biomet, Inc.	9,153	397,149
Boston Scientific Corp.*	29,616	1,052,849
C.R. Bard, Inc.	3,416	218,556
Fisher Scientific International, Inc.*	4,100	255,758
Guidant Corp.	10,934	788,341
Hospira, Inc.*	5,139	172,157
Medtronic, Inc.	42,320	2,102,034
Millipore Corp.*	1,631	81,240
PerkinElmer, Inc.	4,220	94,908
St. Jude Medical, Inc.*	12,124	508,359
Stryker Corp.	14,456	697,502
Thermo Electron Corp.*	6,105	184,310
Waters Corp.*	3,900	182,481
Zimmer Holdings, Inc.*	8,644	692,557
		8,818,453
Health Care Providers & Services 2.2%
Aetna, Inc.	5,150	642,463
AmerisourceBergen Corp.	3,744	219,698
Cardinal Health, Inc.	14,969	870,447
Caremark Rx, Inc.*	15,843	624,689
CIGNA Corp.	4,645	378,893
Express Scripts, Inc.*	2,905	222,058
HCA, Inc.	14,547	581,298
Health Management Associates, Inc. "A"	9,079	206,275
Humana, Inc.*	6,142	182,356
IMS Health, Inc.	7,716	179,088
Laboratory Corp. of America Holdings*	4,800	239,136
Manor Care, Inc.	2,838	100,550
McKesson Corp.	9,678	304,470
Medco Health Solutions, Inc.*	9,925	412,880
Quest Diagnostics, Inc.	3,391	324,010
Tenet Healthcare Corp.*	15,222	167,138
UnitedHealth Group, Inc.	22,896	2,015,535
WellPoint Health Networks, Inc.*	10,328	1,187,720
		8,858,704
Pharmaceuticals 6.8%
Abbott Laboratories	54,995	2,565,517
Allergan, Inc.	4,736	383,948
	Shares	Value ($)

Bristol-Myers Squibb Co.	69,041	1,768,830
Eli Lilly & Co. (e)	39,275	2,228,856
Forest Laboratories, Inc.*	12,540	562,544
Johnson & Johnson	103,606	6,570,693
King Pharmaceuticals, Inc.*	8,965	111,166
Merck & Co., Inc.	77,275	2,483,618
Mylan Laboratories, Inc. (e)	9,800	173,264
Pfizer, Inc.	263,128	7,075,512
Schering-Plough Corp.	51,983	1,085,405
Watson Pharmaceuticals, Inc.*	4,059	133,176
Wyeth	46,568	1,983,331
		27,125,860
Industrials 11.6%
Aerospace & Defense 2.0%
Boeing Co.	29,760	1,540,675
General Dynamics Corp.	6,876	719,230
Goodrich Corp.	3,932	128,340
Honeywell International, Inc.	30,103	1,065,947
L-3 Communications Holdings, Inc.	3,700	270,988
Lockheed Martin Corp.	15,622	867,802
Northrop Grumman Corp.	12,818	696,786
Raytheon Co.	16,426	637,822
Rockwell Collins, Inc.	5,856	230,961
United Technologies Corp.	18,219	1,882,934
		8,041,485
Air Freight & Logistics 1.1%
FedEx Corp.	10,265	1,011,000
Ryder System, Inc.	2,652	126,686
United Parcel Service, Inc. "B"	39,411	3,368,064
		4,505,750
Airlines 0.1%
Delta Air Lines, Inc.* (e)	5,870	43,908
Southwest Airlines Co.	27,247	443,581
		487,489
Building Products 0.2%
American Standard Companies, Inc.*	7,289	301,181
Masco Corp.	16,216	592,371
		893,552
Commercial Services & Supplies 1.0%
Allied Waste Industries, Inc.*	11,039	102,442
Apollo Group, Inc. "A"*	6,611	533,574
Avery Dennison Corp.	3,615	216,792
Cendant Corp.	37,581	878,644
Cintas Corp.	5,764	252,809
Equifax, Inc.	4,524	127,124
H&R Block, Inc.	5,778	283,122
Monster Worldwide, Inc.*	4,533	152,490
Pitney Bowes, Inc.	7,591	351,311
R.R. Donnelley & Sons Co.	7,164	252,818
Robert Half International, Inc.	5,600	164,808
Waste Management, Inc.	20,485	613,321
		3,929,255
Construction & Engineering 0.1%
Fluor Corp.	2,725	148,540
Electrical Equipment 0.4%
American Power Conversion Corp.	7,514	160,800
Cooper Industries, Ltd. "A"	3,051	207,132
	Shares	Value ($)

Emerson Electric Co.	14,963	1,048,906
Power-One, Inc.*	2,782	24,816
Rockwell Automation, Inc.	6,108	302,651
		1,744,305
Industrial Conglomerates 4.6%
3M Co.	26,986	2,214,741
General Electric Co.	369,601	13,490,436
Textron, Inc.	4,982	367,672
Tyco International Ltd.	69,934	2,499,441
		18,572,290
Machinery 1.5%
Caterpillar, Inc.	11,950	1,165,244
Cummins, Inc.	1,702	142,611
Danaher Corp.	10,646	611,187
Deere & Co.	8,750	651,000
Dover Corp.	7,035	295,048
Eaton Corp.	5,542	401,019
Illinois Tool Works, Inc.	10,677	989,544
Ingersoll-Rand Co. "A"	6,335	508,700
ITT Industries, Inc.	3,473	293,295
Navistar International Corp.*	2,271	99,879
PACCAR, Inc.	6,386	513,945
Pall Corp.	3,953	114,439
Parker-Hannifin Corp.	4,098	310,383
		6,096,294
Road & Rail 0.5%
Burlington Northern Santa Fe Corp.	13,515	639,395
CSX Corp.	7,001	280,600
Norfolk Southern Corp.	13,585	491,641
Union Pacific Corp.	8,957	602,358
		2,013,994
Trading Companies & Distributors 0.1%
W.W. Grainger, Inc.	2,974	198,128
Information Technology 15.8%
Communications Equipment 2.7%
ADC Telecommunications, Inc.*	31,308	83,905
Andrew Corp.*	6,180	84,233
Avaya, Inc.*	15,715	270,298
CIENA Corp.*	22,277	74,405
Cisco Systems, Inc.*	230,632	4,451,198
Comverse Technologies, Inc.*	7,308	178,681
Corning, Inc.*	49,647	584,345
JDS Uniphase Corp.*	52,034	164,948
Lucent Technologies, Inc.*	157,488	592,155
Motorola, Inc.	84,565	1,454,518
QUALCOMM, Inc.	57,138	2,422,651
Scientific-Atlanta, Inc.	5,668	187,101
Tellabs, Inc.*	17,477	150,127
		10,698,565
Computers & Peripherals 3.9%
Apple Computer, Inc.*	13,967	899,475
Dell, Inc.*	87,046	3,668,118
EMC Corp.*	85,224	1,267,281
Gateway, Inc.*	11,777	70,780
Hewlett-Packard Co.	106,253	2,228,125
International Business Machines Corp.	58,035	5,721,090
Lexmark International, Inc. "A"*	4,536	385,560
	Shares	Value ($)

NCR Corp.*	3,094	214,198
Network Appliance, Inc.*	12,814	425,681
QLogic Corp.*	3,509	128,886
Sun Microsystems, Inc.*	119,166	641,113
		15,650,307
Electronic Equipment & Instruments 0.3%
Agilent Technologies, Inc.*	17,471	421,051
Jabil Circuit, Inc.*	6,581	168,342
Molex, Inc.	6,191	185,730
Sanmina-SCI Corp.*	19,217	162,768
Solectron Corp.*	31,507	167,932
Symbol Technologies, Inc.	7,650	132,345
Tektronix, Inc.	2,824	85,313
		1,323,481
Internet Software & Services 0.5%
Yahoo!, Inc.*	48,444	1,825,370
IT Consulting & Services 1.1%
Affiliated Computer Services, Inc. "A"*	4,500	270,855
Automatic Data Processing, Inc.	20,908	927,270
Computer Sciences Corp.*	6,523	367,701
Convergys Corp.*	4,747	71,158
Electronic Data Systems Corp.	17,253	398,544
First Data Corp.	29,635	1,260,673
Fiserv, Inc.*	7,141	286,997
Paychex, Inc.	13,451	458,410
Sabre Holdings Corp.	4,362	96,662
SunGard Data Systems, Inc.*	9,499	269,107
Unisys Corp.*	10,880	110,758
		4,518,135
Office Electronics 0.1%
Xerox Corp.*	34,217	582,031
Semiconductors & Semiconductor Equipment 3.0%
Advanced Micro Devices, Inc.*	13,913	306,364
Altera Corp.*	13,465	278,726
Analog Devices, Inc.	12,662	467,481
Applied Materials, Inc.*	58,625	1,002,488
Applied Micro Circuits Corp.*	12,600	53,046
Broadcom Corp. "A"*	11,277	364,022
Freescale Semiconductor, Inc.*	13,837	254,047
Intel Corp.	221,945	5,191,294
KLA-Tencor Corp.*	7,086	330,066
Linear Technology Corp.	11,041	427,949
LSI Logic Corp.*	12,513	68,571
Maxim Integrated Products, Inc.	11,147	472,521
Micron Technology, Inc.*	20,014	247,173
National Semiconductor Corp.*	12,434	223,190
Novellus Systems, Inc.*	5,532	154,288
NVIDIA Corp.*	6,307	148,593
PMC-Sierra, Inc.*	6,855	77,119
Teradyne, Inc.*	7,305	124,696
Texas Instruments, Inc.	59,957	1,476,141
Xilinx, Inc.	11,811	350,196
		12,017,971
Software 4.2%
Adobe Systems, Inc.	8,538	535,674
Autodesk, Inc.	8,248	313,012
BMC Software, Inc.*	7,308	135,929
Citrix Systems, Inc.*	6,498	159,396
	Shares	Value ($)

Computer Associates International, Inc.	20,052	622,815
Compuware Corp.*	12,246	79,232
Electronic Arts, Inc.*	10,746	662,813
Intuit, Inc.*	6,937	305,297
Mercury Interactive Corp.*	3,183	144,986
Microsoft Corp.	380,162	10,154,127
Novell, Inc.*	14,416	97,308
Oracle Corp.*	178,469	2,448,595
Parametric Technology Corp.*	7,591	44,711
Siebel Systems, Inc.*	17,915	188,107
Symantec Corp.*	21,574	555,746
VERITAS Software Corp.*	14,686	419,285
		16,867,033
Materials 3.1%
Chemicals 1.7%
Air Products & Chemicals, Inc.	8,264	479,064
Dow Chemical Co.	33,595	1,663,289
E.I. du Pont de Nemours & Co.	35,350	1,733,918
Eastman Chemical Co.	2,537	146,461
Ecolab, Inc.	8,486	298,113
Engelhard Corp.	4,300	131,881
Great Lakes Chemical Corp.	1,700	48,433
Hercules, Inc.*	3,707	55,049
International Flavors & Fragrances, Inc.	3,111	133,275
Monsanto Co.	9,558	530,947
PPG Industries, Inc.	6,205	422,933
Praxair, Inc.	11,263	497,261
Rohm & Haas Co.	7,252	320,756
Sigma-Aldrich Corp.	2,820	170,497
		6,631,877
Construction Materials 0.0%
Vulcan Materials Co.	3,410	186,220
Containers & Packaging 0.2%
Ball Corp.	3,800	167,124
Bemis Co., Inc.	3,512	102,164
Pactiv Corp.*	4,998	126,399
Sealed Air Corp.*	2,695	143,563
Temple-Inland, Inc.	1,768	120,931
		660,181
Metals & Mining 0.7%
Alcoa, Inc.	30,467	957,273
Allegheny Technologies, Inc.	3,667	79,464
Freeport-McMoRan Copper & Gold, Inc. "B"	6,109	233,547
Newmont Mining Corp.	16,011	711,048
Nucor Corp.	5,502	287,975
Phelps Dodge Corp.	3,377	334,053
United States Steel Corp.	3,959	202,899
		2,806,259
Paper & Forest Products 0.5%
Georgia-Pacific Corp.	8,402	314,907
International Paper Co.	17,090	717,780
Louisiana-Pacific Corp.	4,297	114,902
MeadWestvaco Corp.	6,593	223,436
Weyerhaeuser Co.	8,699	584,747
		1,955,772
	Shares	Value ($)

Telecommunication Services 3.2%
Diversified Telecommunication Services 2.9%
ALLTEL Corp.	10,137	595,650
AT&T Corp.	28,336	540,084
BellSouth Corp.	64,564	1,794,234
CenturyTel, Inc.	5,224	185,295
Citizens Communications Co.	12,500	172,375
Qwest Communications International, Inc.*	60,085	266,778
SBC Communications, Inc.	116,106	2,992,052
Sprint Corp.	52,266	1,298,810
Verizon Communications, Inc.	96,385	3,904,556
		11,749,834
Wireless Telecommunication Services 0.3%
Nextel Communications, Inc. "A"*	38,843	1,165,290
Utilities 2.9%
Electric Utilities 2.0%
Allegheny Energy, Inc.*	4,410	86,921
Ameren Corp.	6,269	314,328
American Electric Power Co.	13,784	473,343
CenterPoint Energy, Inc.	10,121	114,367
Cinergy Corp.	5,749	239,331
Consolidated Edison, Inc.	7,722	337,838
DTE Energy Co.	5,757	248,299
Edison International	11,867	380,100
Entergy Corp.	8,356	564,782
Exelon Corp.	23,600	1,040,052
FirstEnergy Corp.	11,970	472,935
FPL Group, Inc.	6,747	504,338
PG&E Corp.*	14,726	490,081
Pinnacle West Capital Corp.	3,008	133,585
PPL Corp.	6,179	329,217
Progress Energy, Inc.	7,923	358,437
Southern Co.	26,317	882,146
TECO Energy, Inc.	5,400	82,836
TXU Corp.	8,524	550,309
Xcel Energy, Inc.	13,087	238,183
		7,841,428
	Shares	Value ($)

Gas Utilities 0.1%
KeySpan Corp.	5,532	218,237
Nicor, Inc.	1,506	55,632
NiSource, Inc.	10,100	230,078
Peoples Energy Corp.	1,128	49,576
		553,523
Multi-Utilities 0.8%
AES Corp.*	21,871	298,977
Calpine Corp.*	20,401	80,380
CMS Energy Corp.*	6,256	65,375
Constellation Energy Group, Inc.	5,710	249,584
Dominion Resources, Inc.	12,045	815,928
Duke Energy Corp.	34,431	872,137
Dynegy, Inc. "A"*	12,553	57,995
Public Service Enterprise Group, Inc.	8,755	453,247
Sempra Energy	8,687	318,639
		3,212,262
Total Common Stocks (Cost $342,635,917)		395,280,129

US Government Backed 0.2%
US Treasury Bill, 2.18%**, 3/24/2005 (c) (Cost $726,442)	730,000	726,442

Securities Lending Collateral 0.2%
Daily Assets Fund Institutional, 2.25% (d) (f) (Cost $962,450)	962,450	962,450

Cash Equivalents 1.2%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $4,677,217)	4,677,217	4,677,217
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $349,002,026) (a)	100.0	401,646,238
Other Assets and Liabilities, Net	(0.0)	(136,536)
Net Assets	100.0	401,509,702
Notes to SVS Index 500 Portfolio of Investments

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $374,533,283. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $27,112,955. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $65,853,112 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $38,740,157.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) At December 31, 2004, this security, in part or in whole, has been segregated to cover initial margin requirements for open futures contracts.

(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $932,230, which is 0.2% of total net assets.

(f) Represents collateral held in connection with securities lending.

REIT: Real Estate Investment Trust

At December 31, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Net Unrealized Appreciation (Depreciation) ($)
S&P 500	3/17/2005	21	6,215,901	6,371,925	156,024

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $343,362,359) — including $932,230 of securities loaned	$ 396,006,571
Investment in Daily Assets Fund Institutional (cost $962,450)*	962,450
Investment in Scudder Cash Management QP Trust (cost $4,677,217)	4,677,217
Total investments in securities, at value (cost $349,002,026)	401,646,238
Receivable for investments sold	348,365
Dividends receivable	510,329
Interest receivable	14,892
Receivable for Portfolio shares sold	181,626
Other assets	11,965
Total assets	402,713,415
Liabilities
Payable upon return of securities loaned	962,450
Payable for Portfolio shares redeemed	24,580
Payable for daily variation margin on open futures contracts	16,282
Accrued management fee	60,072
Other accrued expenses and payables	140,329
Total liabilities	1,203,713
Net assets, at value	$ 401,509,702
Net Assets
Net assets consist of: Undistributed net investment income	5,567,259
Net unrealized appreciation (depreciation) on: Investments	52,644,212
Futures	156,024
Accumulated net realized gain (loss)	(46,088,532)
Paid-in capital	389,230,739
Net assets, at value	$ 401,509,702
Class A Net Asset Value, offering and redemption price per share ($332,957,896 ÷ 36,513,515 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.12
Class B Net Asset Value, offering and redemption price per share ($68,551,806 ÷ 7,543,430 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.09

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends	$ 7,322,952
Interest	7,694
Interest — Scudder Cash Management QP Trust	81,741
Securities lending income, including income from Daily Assets Fund Institutional	3,534
Total Income	7,415,921
Expenses: Management fee	1,145,237
Custodian and accounting fees	169,405
Distribution service fees (Class B)	128,429
Record keeping fees (Class B)	67,396
Auditing	47,500
Legal	22,815
Trustees' fees and expenses	6,150
Reports to shareholders	43,270
Registration fees	760
Other	47,303
Total expenses, before expense reductions	1,678,265
Expense reductions	(9,101)
Total expenses, after expense reductions	1,669,164
Net investment income (loss)	5,746,757
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(11,480,105)
Futures	843,542
(10,636,563)
Net unrealized appreciation (depreciation) during the period on: Investments	41,973,365
Futures	(14,332)
41,959,033
Net gain (loss) on investment transactions	31,322,470
Net increase (decrease) in net assets resulting from operations	$ 37,069,227

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations: Net investment income (loss)	$ 5,746,757	$ 3,524,386
Net realized gain (loss) on investment transactions	(10,636,563)	(12,180,785)
Net unrealized appreciation (depreciation) on investment transactions during the period	41,959,033	79,217,419
Net increase (decrease) in net assets resulting from operations	37,069,227	70,561,020
Distributions to shareholders from: Net investment income Class A	(3,148,196)	(2,840,811)
Class B	(262,259)	(39,707)
Portfolio share transactions: Class A Proceeds from shares sold	58,800,030	64,041,270
Reinvestment of distributions	3,148,196	2,840,811
Cost of shares redeemed	(65,809,853)	(54,166,484)
Net increase (decrease) in net assets from Class A share transactions	(3,861,627)	12,715,597
Class B Proceeds from shares sold	43,175,923	30,974,956
Reinvestment of distributions	262,259	39,707
Cost of shares redeemed	(13,817,023)	(3,018,857)
Net increase (decrease) in net assets from Class B share transactions	29,621,159	27,995,806
Increase (decrease) in net assets	59,418,304	108,391,905
Net assets at beginning of period	342,091,398	233,699,493
Net assets at end of period (including undistributed net investment income of $5,567,259 and $3,279,886, respectively)	$ 401,509,702	$ 342,091,398
Other Information
Class A Shares outstanding at beginning of period	36,967,597	35,202,430
Shares sold	6,987,566	8,891,513
Shares issued to shareholders in reinvestment of distributions	375,232	450,208
Shares redeemed	(7,816,880)	(7,576,554)
Net increase (decrease) in Portfolio shares	(454,082)	1,765,167
Shares outstanding at end of period	36,513,515	36,967,597
Class B Shares outstanding at beginning of period	4,013,326	175,906
Shares sold	5,136,505	4,214,305
Shares issued to shareholders in reinvestment of distributions	31,296	6,293
Shares redeemed	(1,637,697)	(383,178)
Net increase (decrease) in Portfolio shares	3,530,104	3,837,420
Shares outstanding at end of period	7,543,430	4,013,326

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.35	$ 6.61	$ 8.55	$ 9.78	$ 10.96
Income (loss) from investment operations: Net investment income (loss)[b]	.14	.09	.09	.08	.10
Net realized and unrealized gain (loss) on investment transactions	.72	1.73	(1.99)	(1.26)	(1.18)
Total from investment operations	.86	1.82	(1.90)	(1.18)	(1.08)
Less distributions from: Net investment income	(.09)	(.08)	(.04)	(.05)	(.05)
Net realized gains on investment transactions	—	—	—	—	(.05)
Total distributions	(.09)	(.08)	(.04)	(.05)	(.10)
Net asset value, end of period	$ 9.12	$ 8.35	$ 6.61	$ 8.55	$ 9.78
Total Return (%)	10.38	27.93	(22.34)	(12.05)[c]	(9.93)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	333	309	233	219	102
Ratio of expenses before expense reductions (%)	.41	.49	.48	.65	.88
Ratio of expenses after expense reductions (%)	.41	.49	.48	.55	.54
Ratio of net investment income (loss) (%)	1.64	1.31	1.16	.88	.90
Portfolio turnover rate (%)	13	8	6	13	20

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

b Based on average shares outstanding during the period.

c Total return would have been lower had certain expenses not been reduced.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.32	$ 6.59	$ 7.21
Income (loss) from investment operations: Net investment income (loss)[b]	.11	.06	.05
Net realized and unrealized gain (loss) on investment transactions	.72	1.74	(.67)
Total from investment operations	.83	1.80	(.62)
Less distributions from: Net investment income	(.06)	(.07)	—
Net asset value, end of period	$ 9.09	$ 8.32	$ 6.59
Total Return (%)	9.98[c]	27.57	(8.60)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	69	33	1
Ratio of expenses before expense reductions (%)	.79	.88	.69*
Ratio of expenses after expense reductions (%)	.78	.88	.69*
Ratio of net investment income (loss) (%)	1.28	.92	1.42*
Portfolio turnover rate (%)	13	8	6

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b Based on average shares outstanding during the period.

c Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Performance Summary December 31, 2004

SVS INVESCO Dynamic Growth Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Stocks of medium-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. Additionally, the Portfolio may also focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this Portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this Portfolio would be lower.

Growth of an Assumed $10,000 Investment in SVS INVESCO Dynamic Growth Portfolio from 5/1/2001 to 12/31/2004
[] SVS INVESCO Dynamic Growth Portfolio — Class A [] Russell Midcap Growth Index

The Russell MidCap Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
SVS INVESCO Dynamic Growth Portfolio		1-Year	3-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,201	$10,489	$9,230
	Average annual total return	12.01%	1.60%	-2.16%
Russell Midcap Growth Index	Growth of $10,000	$11,548	$11,964	$10,930
	Average annual total return	15.48%	6.16%	2.45%
SVS INVESCO Dynamic Growth Portfolio			1-Year	Life of Class**
Class B	Growth of $10,000		$11,145	$14,055
	Average annual total return		11.45%	14.57%
Russell Midcap Growth Index	Growth of $10,000		$11,548	$14,900
	Average annual total return		15.48%	17.29%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

SVS INVESCO Dynamic Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,082.10	$ 1,079.00
Expenses Paid per $1,000*	$ 6.80	$ 8.88
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,018.68	$ 1,016.66
Expenses Paid per $1,000*	$ 6.59	$ 8.62

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS INVESCO Dynamic Growth Portfolio	1.30%	1.70%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

SVS INVESCO Dynamic Growth Portfolio

In the period ending December 31, 2004, SVS INVESCO Dynamic Growth Portfolio underperformed the 15.48% return of the Russell Midcap Growth Index , but still posted a solid gain for the year of 12.01% (Class A shares, unadjusted for contract charges). During 2004, the managers reduced the total number of holdings in the portfolio, but took steps to diversify the holdings across sectors. Specifically, the portfolio managers decreased exposure to the information technology sector, and added to their positions in the energy, industrials, materials and telecommunications sectors. By the end of the year, the portfolio held overweight positions in the financials, energy, telecommunications and materials sectors. It held underweight positions in the consumer discretionary, staples, health care and information technology sectors relative to the Russell Midcap Growth Index.

Stock selection in the information technology sector was the largest detractor from the portfolio's relative performance. Within the IT sector, the semiconductor stocks, in particular, detracted from the portfolio, as this was the worst-performing industry group in 2004. Stock selection and an underweight position in the health care sector also detracted from relative performance during the year. Stock selection in the industrials sector positively contributed to performance relative to the Russell Midcap Growth Index in 2004. Telecommunications holdings also boosted the portfolio's performance as shares of wireless telecommunications services companies posted solid gains.

Going forward, the portfolio management team will continue to utilize fundamental analysis to identify stocks with sustainable growth characteristics and attractive valuations. The managers will balance their high-quality core growth holdings with earnings momentum stocks that may have strong near-term prospects for appreciation. The portfolio should be well positioned to benefit from the current economic climate.

Paul J. Rasplicka Michael Chapman
Lead Manager Manager

INVESCO Institutional (N.A.), Inc., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Returns during part or all of the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Stocks of medium-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. Additionally, the portfolio may also focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell Midcap Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS INVESCO Dynamic Growth Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03

Common Stocks	94%	95%
Cash Equivalents	5%	4%
Exchange Traded Fund	1%	1%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Information Technology	22%	33%
Consumer Discretionary	21%	21%
Health Care	17%	17%
Industrials	16%	13%
Financials	11%	7%
Energy	6%	4%
Materials	3%	2%
Telecommunication Services	3%	2%
Consumer Staples	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 33. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS INVESCO Dynamic Growth Portfolio

	Shares	Value ($)

Common Stocks 94.6%
Consumer Discretionary 19.5%
Hotels Restaurants & Leisure 6.2%
Hilton Hotels Corp.	33,100	752,694
Royal Caribbean Cruises Ltd. (e)	11,800	642,392
Starwood Hotels & Resorts Worldwide, Inc.	11,800	689,120
Station Casinos, Inc.	9,700	530,396
		2,614,602
Household Durables 1.9%
Garmin Ltd. (e)	5,100	310,284
Pulte Homes, Inc.	7,200	459,360
		769,644
Media 2.1%
Omnicom Group, Inc.	5,100	430,032
The E.W. Scripps Co. "A"	9,300	449,004
		879,036
Multiline Retail 2.0%
Dollar General Corp. (e)	20,700	429,939
Kohl's Corp.*	8,600	422,862
		852,801
Specialty Retail 4.5%
Abercrombie & Fitch Co. "A"	10,200	478,890
Advance Auto Parts, Inc.*	9,500	414,960
Ross Stores, Inc.	15,300	441,711
Staples, Inc.	16,900	569,699
		1,905,260
Textiles, Apparel & Luxury Goods 2.8%
Coach, Inc.*	9,400	530,160
Polo Ralph Lauren Corp.	15,400	656,040
		1,186,200
Consumer Staples 0.9%
Food & Staples Retailing
BJ's Wholesale Club, Inc.*	13,400	390,342
Energy 5.5%
Energy Equipment & Services 2.1%
Halliburton Co.	10,900	427,716
Smith International, Inc.*	8,100	440,721
		868,437
Oil & Gas 3.4%
Apache Corp.	2	101
Murphy Oil Corp.	5,300	426,385
Talisman Energy, Inc.	15,700	423,272
Williams Companies, Inc.	37,200	605,988
		1,455,746
Financials 10.7%
Banks 1.0%
Zions Bancorp.	6,100	414,983
Capital Markets 3.4%
Investors Financial Services Corp.	8,500	424,830
Legg Mason, Inc.	7,750	567,765
	Shares	Value ($)

T. Rowe Price Group, Inc.	7,600	472,720
		1,465,315
Diversified Financial Services 1.7%
CapitalSource, Inc.* (e)	16,400	420,988
Moody's Corp.	3,400	295,290
		716,278
Insurance 1.1%
Quanta Capital Holdings Ltd.* (e)	4,700	43,334
Willis Group Holdings Ltd.	10,100	415,817
		459,151
Real Estate 3.5%
Aames Investment Corp. (REIT) (e)	37,700	403,390
CB Richard Ellis Group, Inc. "A"*	14,200	476,410
New Century Financial Corp. (REIT)	9,300	594,363
		1,474,163
Health Care 16.1%
Biotechnology 2.7%
Genzyme Corp.*	6,300	365,841
Gilead Sciences, Inc.*	8,800	307,912
Invitrogen Corp.*	3,600	241,668
Martek Biosciences Corp.*	4,400	225,280
		1,140,701
Health Care Equipment & Supplies 5.0%
Cooper Companies, Inc.	6,100	430,599
INAMED Corp.*	5,300	335,225
Kinetic Concepts, Inc.*	6,900	526,470
Nobel Biocare Holding AG	1,900	344,209
Waters Corp.*	9,600	449,184
		2,085,687
Health Care Providers & Services 4.9%
Aetna, Inc.	3,900	486,525
Caremark Rx, Inc.*	16,629	655,682
Express Scripts, Inc.*	5,700	435,708
Henry Schein, Inc.*	6,900	480,516
		2,058,431
Pharmaceuticals 3.5%
MGI Pharma, Inc.*	11,800	330,518
Shire Pharmaceuticals Group PLC (ADR) (e)	21,400	683,730
Valeant Pharmaceuticals International (e)	17,900	471,665
		1,485,913
Industrials 14.9%
Air Freight & Couriers 0.9%
C.H. Robinson Worldwide, Inc.	6,500	360,880
Commercial Services & Supplies 8.4%
Apollo Group, Inc. "A"*	2,440	196,932
Career Education Corp.*	12,300	492,000
Cintas Corp.	8,900	390,354
Corrections Corp. of America*	12,500	505,625
Iron Mountain, Inc.*	14,500	442,105
Manpower, Inc.	14,300	690,690
Republic Services, Inc.	14,300	479,622
Stericycle, Inc.*	7,700	353,815
		3,551,143
	Shares	Value ($)

Construction & Engineering 0.7%
Chicago Bridge & Iron Co., NV (New York Shares) (ADR) (e)	7,100	284,000
Electrical Equipment 0.7%
Cooper Industries, Ltd. "A"	4,000	271,560
Machinery 2.9%
Eaton Corp.	6,600	477,576
Ingersoll-Rand Co. "A"	6,300	505,890
PACCAR, Inc.	3,050	245,464
		1,228,930
Trading Companies & Distributors 1.0%
Fastenal Co. (e)	7,100	437,076
Transportation Infrastructure 0.3%
Sirva, Inc.*	7,200	138,384
Information Technology 20.9%
Communications Equipment 4.6%
Avaya, Inc.*	38,500	662,200
Comverse Technologies, Inc.*	20,800	508,560
Corning, Inc.*	24,700	290,719
Juniper Networks, Inc.*	8,563	232,828
Scientific-Atlanta, Inc.	7,800	257,478
		1,951,785
Computers & Peripherals 0.9%
Storage Technology Corp.*	12,300	388,803
Electronic Equipment & Instruments 1.8%
Amphenol Corp. "A"*	14,100	518,034
CDW Corp.	3,250	215,638
		733,672
Internet Software & Services 2.2%
Ask Jeeves, Inc.* (e)	7,900	211,325
VeriSign, Inc.*	21,500	720,680
		932,005
IT Consulting & Services 1.9%
Alliance Data Systems Corp.*	10,500	498,540
DST Systems, Inc.*	6,100	317,932
		816,472
Office Electronics 0.6%
Zebra Technologies Corp. "A"*	4,500	253,260
Semiconductors & Semiconductor Equipment 4.6%
Altera Corp.*	14,933	309,113
KLA-Tencor Corp.*	5,200	242,216
Microchip Technology, Inc.	16,450	438,557
National Semiconductor Corp.*	27,800	499,010
	Shares	Value ($)

Novellus Systems, Inc.*	16,500	460,185
		1,949,081
Software 4.3%
Amdocs Ltd.*	19,800	519,750
Intuit, Inc.*	9,100	400,491
Mercury Interactive Corp.*	5,900	268,745
NAVTEQ Corp.*	4,600	213,256
Novell, Inc.*	60,000	405,000
		1,807,242
Materials 3.1%
Chemicals
Ecolab, Inc.	7,000	245,910
Nalco Holding Co.*	17,800	347,456
Praxair, Inc.	4,800	211,920
Rohm & Haas Co.	11,300	499,799
		1,305,085
Telecommunication Services 3.0%
Wireless Telecommunication Services
American Towers, Inc. "A"* (e)	29,900	550,160
Nextel Partners, Inc. "A"* (e)	23,100	451,372
SpectraSite, Inc.*	4,800	277,920
		1,279,452
Total Common Stocks (Cost $31,384,062)		39,911,520

Exchange Traded Fund 0.9%
iShares Nasdaq Biotechnology Index Fund* (Cost $344,887)	5,100	384,540

Securities Lending Collateral 7.6%
Daily Assets Fund Institutional, 2.25% (c) (d) (Cost $3,190,356)	3,190,356	3,190,356

Cash Equivalents 5.5%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $2,313,714)	2,313,714	2,313,714
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $37,233,019) (a)	108.6	45,800,130
Other Assets and Liabilities, Net	(8.6)	(3,606,223)
Net Assets	100.0	42,193,907
Notes to SVS INVESCO Dynamic Growth Portfolio of Investments

* Non-income producing security.

(a) The cost for federal income tax purposes was $37,333,270. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $8,466,860. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,776,811 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $309,951.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004, amounted to $3,119,338, which is 7.4% of net assets.

REIT: Real Estate Investment Trust

ADR: American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $31,728,949) — including $3,119,338 of securities loaned	$ 40,296,060
Investment in Daily Assets Fund Institutional (cost $3,190,356)*	3,190,356
Investment in Scudder Cash Management QP Trust (cost $2,313,714)	2,313,714
Total investments in securities, at value (cost $37,233,019)	45,800,130
Cash	11,559
Receivable for investments sold	121,840
Dividends receivable	32,938
Interest receivable	8,145
Receivable for Portfolio shares sold	7,338
Foreign taxes recoverable	593
Other assets	1,399
Total assets	45,983,942
Liabilities
Payable for investments purchased	499,773
Payable upon return of securities loaned	3,190,356
Payable for Portfolio shares redeemed	29,116
Other accrued expenses and payables	70,790
Total liabilities	3,790,035
Net assets, at value	$ 42,193,907
Net Assets
Net assets consist of: Accumulated net investment loss	(213)
Net unrealized appreciation (depreciation) on: Investments	8,567,111
Foreign currency related transactions	40
Accumulated net realized gain (loss)	(2,797,169)
Paid-in capital	36,424,138
Net assets, at value	$ 42,193,907
Class A Net Asset Value, offering and redemption price per share ($34,929,103 ÷ 3,784,410 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.23
Class B Net Asset Value, offering and redemption price per share ($7,264,804 ÷ 793,650 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.15

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,704)	$ 191,259
Interest — Scudder Cash Management QP Trust	28,345
Securities lending income, including income from Daily Assets Fund Institutional	11,252
Total Income	230,856
Expenses: Management fee	389,667
Custodian and accounting fees	112,196
Distribution service fees (Class B)	14,375
Record keeping fees (Class B)	7,766
Auditing	44,886
Legal	20,749
Trustees' fees and expenses	939
Reports to shareholders	5,761
Other	2,942
Total expenses, before expense reductions	599,281
Expense reductions	(69,866)
Total expenses, after expense reductions	529,415
Net investment income (loss)	(298,559)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	4,623,604
Foreign currency related transactions	19,597
4,643,201
Net unrealized appreciation (depreciation) during the period on: Investments	85,635
Foreign currency related transactions	37
85,672
Net gain (loss) on investment transactions	4,728,873
Net increase (decrease) in net assets resulting from operations	$ 4,430,314

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations: Net investment income (loss)	$ (298,559)	$ (267,890)
Net realized gain (loss) on investment transactions	4,643,201	787,660
Net unrealized appreciation (depreciation) on investment transactions during the period	85,672	8,947,748
Net increase (decrease) in net assets resulting from operations	4,430,314	9,467,518
Portfolio share transactions: Class A Proceeds from shares sold	4,190,288	4,799,111
Cost of shares redeemed	(7,454,938)	(4,360,153)
Net increase (decrease) in net assets from Class A share transactions	(3,264,650)	438,958
Class B Proceeds from shares sold	3,116,161	3,887,012
Cost of shares redeemed	(1,201,557)	(110,618)
Net increase (decrease) in net assets from Class B share transactions	1,914,604	3,776,394
Increase (decrease) in net assets	3,080,268	13,682,870
Net assets at beginning of period	39,113,639	25,430,769
Net assets at end of period (including accumulated net investment loss of $213 and $208, respectively)	$ 42,193,907	$ 39,113,639
Other Information
Class A Shares outstanding at beginning of period	4,185,184	4,165,073
Shares sold	493,942	671,597
Shares redeemed	(894,716)	(651,486)
Net increase (decrease) in Portfolio shares	(400,774)	20,111
Shares outstanding at end of period	3,784,410	4,185,184
Class B Shares outstanding at beginning of period	562,802	15,737
Shares sold	370,510	562,002
Shares redeemed	(139,662)	(14,937)
Net increase (decrease) in Portfolio shares	230,848	547,065
Shares outstanding at end of period	793,650	562,802

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.24	$ 6.08	$ 8.80	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)	(.06)	(.05)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.05	2.22	(2.67)	(1.18)
Total from investment operations	.99	2.16	(2.72)	(1.20)
Net asset value, end of period	$ 9.23	$ 8.24	$ 6.08	$ 8.80
Total Return (%)	12.01[c]	35.53[c]	(30.91)	(12.00)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	34	25	23
Ratio of expenses before expense reductions (%)	1.48	1.46	1.14	1.97*
Ratio of expenses after expense reductions (%)	1.30	1.30	1.14	1.30*
Ratio of net investment income (loss) (%)	(.71)	(.85)	(.71)	(.40)*
Portfolio turnover rate (%)	133	115	79	40*

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

b Based on average shares outstanding during the period.

c Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.21	$ 6.07	$ 6.51
Income (loss) from investment operations: Net investment income (loss)[b]	(.09)	(.09)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.03	2.23	(.41)
Total from investment operations	.94	2.14	(.44)
Net asset value, end of period	$ 9.15	$ 8.21	$ 6.07
Total Return (%)	11.45[c]	35.26[c]	(6.76)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	5.1
Ratio of expenses before expense reductions (%)	1.88	1.85	1.40*
Ratio of expenses after expense reductions (%)	1.70	1.69	1.40*
Ratio of net investment income (loss) (%)	(1.11)	(1.24)	(.82)*
Portfolio turnover rate (%)	133	115	79

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b Based on average shares outstanding during the period.

c Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Performance Summary December 31, 2004

SVS Janus Growth and Income Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Janus Growth and Income Portfolio from 10/29/1999 to 12/31/2004
[] SVS Janus Growth and Income Portfolio — Class A [] Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
SVS Janus Growth and Income Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,151	$11,064	$8,815	$10,131
	Average annual total return	11.51%	3.43%	-2.49%	.25%
Russell 1000 Growth Index	Growth of $10,000	$10,630	$9,946	$6,140	$7,145
	Average annual total return	6.30%	-.18%	-9.29%	-6.30%
SVS Janus Growth and Income Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$11,109	$12,402
	Average annual total return			11.09%	8.98%
Russell 1000 Growth Index	Growth of $10,000			$10,630	$12,555
	Average annual total return			6.30%	9.53%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations October 29, 1999. Index returns begin October 31, 1999. Total returns would have been lower for the Life of Portfolio period for Class A shares if the Portfolio's expenses were not maintained.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

SVS Janus Growth and Income Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,089.30	$ 1,087.50
Expenses Paid per $1,000*	$ 5.49	$ 7.45
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,019.95	$ 1,018.07
Expenses Paid per $1,000*	$ 5.31	$ 7.20

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Janus Growth and Income Portfolio	1.04%	1.42%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

SVS Janus Growth and Income Portfolio

SVS Janus Growth and Income Portfolio gained 11.51% (Class A shares, unadjusted for contract charges) for the fiscal year ended December 31, 2004, outperforming its benchmark, the Russell 1000 Growth Index, which returned 6.30% during the period. This performance owed its largest gains to the strong returns of a number of well-chosen health care stocks in the portfolio, in large part United Health Group, Inc. and Aetna, Inc. These HMOs are important holdings in the portfolio because their earnings outlook should benefit from several important trends such as membership growth. Both companies have above-average earnings growth prospects while trading at below-average valuations. Another strong contributor to the portfolio's performance was oil giant ExxonMobil Corp. The company's share price has followed the increase of its earnings in the current high oil price environment.

On the flip side, weak results posted by Samsung Electronics Co. and Texas Instruments, Inc. detracted from performance. Samsung Electronics is the second-largest semiconductor company in the world. Despite continued strength in its memory products, this Korean company's shares declined along with the broader technology industry due to concerns relating to the future profitability of the handset and flat-panel businesses. Portfolio management believes that Samsung's valuation is unsustainably cheap given the company's world-class status and maintains the portfolio's position. Texas Instruments is also a leading semiconductor company and has strong market positions in several subsectors. The stock has been a disappointing performer due to investor concerns regarding the sustainability of the semiconductor cycle upswing and specific weakness in the wireless business. Management believes that Texas Instrument's overall business fundamentals are solid and that the company is positioned to deliver steady revenue growth for the next few quarters. For these reasons, the stock remains in the portfolio.

Minyoung Sohn

Portfolio Manager, Janus Capital Management LLC, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Janus Growth and Income Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03

Common Stocks	95%	91%
Preferred Stocks	3%	1%
Cash Equivalents	2%	6%
Corporate Bonds	—	1%
Convertible Preferred Stocks	—	1%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Information Technology	24%	20%
Consumer Discretionary	18%	21%
Health Care	15%	13%
Industrials	14%	15%
Financials	12%	18%
Energy	9%	5%
Consumer Staples	8%	6%
Utilities	—	1%
Materials	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 44. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS Janus Growth and Income Portfolio

	Shares	Value ($)

Common Stocks 94.9%
Consumer Discretionary 17.1%
Hotels Restaurants & Leisure 1.2%
Four Seasons Hotels Ltd. (e)	32,475	2,656,130
Household Durables 1.8%
Harman International Industries, Inc.	16,260	2,065,020
NVR, Inc.*	2,290	1,761,926
		3,826,946
Internet & Catalog Retail 0.4%
Amazon.com, Inc.*	20,305	899,308
Leisure Equipment & Products 1.1%
Marvel Enterprises, Inc.* (e)	116,007	2,375,823
Media 9.0%
British Sky Broadcasting Group PLC	444,341	4,794,371
Clear Channel Communications, Inc.	111,255	3,725,930
Comcast Corp. Special "A"*	98,970	3,250,175
Lamar Advertising Co.*	39,700	1,698,366
Time Warner, Inc.*	206,195	4,008,431
Viacom, Inc. "B"	47,700	1,735,803
		19,213,076
Multiline Retail 0.8%
Kohl's Corp.*	34,685	1,705,462
Specialty Retail 2.8%
Best Buy Co., Inc.	56,710	3,369,708
PETsMART, Inc.	71,525	2,541,284
		5,910,992
Consumer Staples 8.1%
Beverages 2.0%
Coca-Cola Co.	17,210	716,452
PepsiCo, Inc.	66,577	3,475,320
		4,191,772
Food & Staples Retailing 0.8%
Kroger Co.*	17,340	304,143
Sysco Corp.	38,140	1,455,804
		1,759,947
Food Products 0.6%
Dean Foods Co.*	34,670	1,142,377
Household Products 2.6%
Colgate-Palmolive Co.	20,780	1,063,105
Procter & Gamble Co.	81,175	4,471,119
		5,534,224
Personal Products 1.1%
Avon Products, Inc.	62,415	2,415,460
Tobacco 1.0%
Altria Group, Inc.	35,080	2,143,388
Energy 8.7%
Oil & Gas
EnCana Corp.	53,989	3,080,612
ExxonMobil Corp.	156,275	8,010,657
Kinder Morgan, Inc.	27,250	1,992,793
	Shares	Value ($)

Petro-Canada	41,372	2,112,194
Suncor Energy, Inc.	96,348	3,409,552
		18,605,808
Financials 11.0%
Banks 1.9%
Fifth Third Bancorp.	17,335	819,599
US Bancorp.	103,242	3,233,539
		4,053,138
Capital Markets 0.9%
Goldman Sachs Group, Inc.	17,745	1,846,190
Consumer Finance 0.4%
Providian Financial Corp.*	48,075	791,795
Diversified Financial Services 6.6%
Citigroup, Inc.	150,623	7,257,016
Countrywide Financial Corp.	88,494	3,275,163
JPMorgan Chase & Co.	94,670	3,693,077
		14,225,256
Insurance 1.2%
American International Group, Inc.	39,870	2,618,263
Health Care 14.1%
Biotechnology 0.4%
Neurocrine Biosciences, Inc.* (e)	17,420	858,806
Health Care Equipment & Supplies 1.9%
Align Technology, Inc.* (e)	102,325	1,099,994
Medtronic, Inc.	58,610	2,911,159
		4,011,153
Health Care Providers & Services 7.1%
Aetna, Inc.	31,940	3,984,515
Caremark Rx, Inc.*	118,485	4,671,864
UnitedHealth Group, Inc.	74,085	6,521,702
		15,178,081
Pharmaceuticals 4.7%
Eli Lilly & Co.	34,675	1,967,806
Roche Holding AG	50,408	5,802,838
Sanofi-Aventis	28,600	2,285,823
		10,056,467
Industrials 13.1%
Aerospace & Defense 1.2%
Honeywell International, Inc.	69,110	2,447,185
Electrical Equipment 1.6%
Rockwell Automation, Inc.	70,705	3,503,433
Industrial Conglomerates 9.1%
3M Co.	33,935	2,785,045
General Electric Co.	92,400	3,372,600
Smiths Group PLC	127,661	2,014,694
Tyco International Ltd.	313,820	11,215,927
		19,388,266
Road & Rail 1.2%
Canadian National Railway Co.	42,637	2,611,516
	Shares	Value ($)

Information Technology 22.8%
Communications Equipment 2.7%
Cisco Systems, Inc.*	220,045	4,246,869
Nokia Oyj (ADR)	93,535	1,465,693
		5,712,562
Computers & Peripherals 1.8%
Dell, Inc.*	41,875	1,764,612
International Business Machines Corp.	22,310	2,199,320
		3,963,932
Electronic Equipment & Instruments 2.6%
Samsung Electronics Co., Ltd. (GDR), 144A	25,065	5,489,235
Internet Software & Services 1.8%
EarthLink, Inc.*	76,255	878,458
Yahoo!, Inc.*	81,905	3,086,180
		3,964,638
Semiconductors & Semiconductor Equipment 8.6%
Advanced Micro Devices, Inc.* (e)	372,035	8,192,211
Linear Technology Corp.	78,145	3,028,900
Maxim Integrated Products, Inc.	83,840	3,553,977
Texas Instruments, Inc.	145,190	3,574,578
		18,349,666
Software 5.3%
Computer Associates International, Inc.	58,910	1,829,745
Electronic Arts, Inc.*	53,520	3,301,114
Macromedia, Inc.*	20,800	647,296
Microsoft Corp.	181,250	4,841,187
Oracle Corp.*	50,545	693,477
		11,312,819
Total Common Stocks (Cost $160,717,419)		202,763,114
	Principal Amount ($)	Value ($)

Convertible Bond 0.1%
Lamar Advertising Co., 2.875%, 12/31/2010 (Cost $175,000)	175,000	192,955
	Shares	Value ($)

Preferred Stocks 0.7%
Porsche AG* (Cost $697,147)	2,476	1,580,103

Convertible Preferred Stocks 2.3%
Amerada Hess Corp., 7.0%	20,700	1,530,765
Goldman Sachs Group, Inc., 6.25%, Series B	35,200	876,199
Goldman Sachs Group, Inc., 8.125%, Series B	24,215	911,283
Lehman Brothers Holdings, Inc., 6.25%, Series GIS	13,850	373,950
XL Capital Ltd., 6.5%	43,500	1,107,075
Total Convertible Preferred Stocks (Cost $4,422,909)		4,799,272

Securities Lending Collateral 5.9%
Daily Assets Fund Institutional, 2.25% (c) (d) (Cost $12,640,857)	12,640,857	12,640,857

Cash Equivalents 1.7%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $3,634,814)	3,634,814	3,634,814
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $182,288,146) (a)	105.6	225,611,115
Other Assets and Liabilities, Net	(5.6)	(11,939,776)
Net Assets	100.0	213,671,339
Notes to SVS Janus Growth and Income Portfolio of Investments

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(a) The cost for federal income tax purposes was $183,985,755. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $41,625,360. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $44,069,377 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,444,017.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $12,356,745, which is 5.8% of total net assets.

ADR: American Depositary Receipts

GDR: Global Depositary Receipts

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $166,012,475) — including $12,356,745 of securities loaned	$ 209,335,444
Investment in Daily Assets Fund Institutional (cost $12,640,857)*	12,640,857
Investment in Scudder Cash Management QP Trust (cost $3,634,814)	3,634,814
Total investments in securities, at value (cost $182,288,146)	225,611,115
Cash	10,000
Foreign currency, at value (cost $177,625)	185,365
Receivable for investments sold	102,172
Dividends receivable	224,660
Interest receivable	9,365
Receivable for Portfolio shares sold	2,478
Due from broker	868,000
Foreign taxes recoverable	737
Other assets	12,562
Total assets	227,026,454
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	303,575
Net payable on closed forward foreign currency exchange contracts	45,768
Payable for Portfolio shares redeemed	90,701
Payable upon return of securities loaned	12,640,857
Accrued management fee	165,699
Other accrued expenses and payables	108,515
Total liabilities	13,355,115
Net assets, at value	$ 213,671,339
Net Assets
Net assets consist of: Undistributed net investment income	618,144
Net unrealized appreciation (depreciation) on: Investments	43,322,969
Foreign currency related transactions	(295,654)
Accumulated net realized gain (loss)	(51,052,155)
Paid-in capital	221,078,035
Net assets, at value	$ 213,671,339
Class A Net Asset Value, offering and redemption price per share ($186,581,095 ÷ 18,888,001 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.88
Class B Net Asset Value, offering and redemption price per share ($27,090,244 ÷ 2,758,937 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.82

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $52,164)	$ 2,650,927
Interest	67,361
Interest — Scudder Cash Management QP Trust	80,209
Securities lending income, including income from Daily Assets Fund Institutional	17,553
Total Income	2,816,050
Expenses: Management fee	1,912,915
Custodian and accounting fees	97,919
Distribution service fees (Class B)	53,141
Record keeping fees (Class B)	27,962
Auditing	43,423
Legal	51,620
Trustees' fees and expenses	1,962
Reports to shareholders	20,850
Other	7,291
Total expenses, before expense reductions	2,217,083
Expense reductions	(2,269)
Total expenses, after expense reductions	2,214,814
Net investment income (loss)	601,236
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	9,015,350
Foreign currency related transactions	(218,840)
8,796,510
Net unrealized appreciation (depreciation) during the period on: Investments	12,788,925
Foreign currency related transactions	(60,746)
12,728,179
Net gain (loss) on investment transactions	21,524,689
Net increase (decrease) in net assets resulting from operations	$ 22,125,925

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations: Net investment income (loss)	$ 601,236	$ 694,308
Net realized gain (loss) on investment transactions	8,796,510	(6,450,874)
Net unrealized appreciation (depreciation) on investment transactions during the period	12,728,179	46,205,428
Net increase (decrease) in net assets resulting from operations	22,125,925	40,448,862
Distributions to shareholders from: Net investment income Class A	—	(1,260,686)
Class B	—	(10,289)
Portfolio share transactions: Class A Proceeds from shares sold	6,502,623	34,880,490
Reinvestment of distributions	—	1,260,686
Cost of shares redeemed	(28,062,645)	(52,309,879)
Net increase (decrease) in net assets from Class A share transactions	(21,560,022)	(16,168,703)
Class B Proceeds from shares sold	11,312,331	15,708,908
Reinvestment of distributions	—	10,289
Cost of shares redeemed	(1,739,333)	(3,045,507)
Net increase (decrease) in net assets from Class B share transactions	9,572,998	12,673,690
Increase (decrease) in net assets	10,138,901	35,682,874
Net assets at beginning of period	203,532,438	167,849,564
Net assets at end of period (including undistributed net investment income of $618,144 and $235,748, respectively)	$ 213,671,339	$ 203,532,438
Other Information
Class A Shares outstanding at beginning of period	21,296,089	23,312,732
Shares sold	722,385	4,876,864
Shares issued to shareholders in reinvestment of distributions	—	180,614
Shares redeemed	(3,130,473)	(7,074,121)
Net increase (decrease) in Portfolio shares	(2,408,088)	(2,016,643)
Shares outstanding at end of period	18,888,001	21,296,089
Class B Shares outstanding at beginning of period	1,676,008	53,142
Shares sold	1,276,437	2,051,610
Shares issued to shareholders in reinvestment of distributions	—	1,472
Shares redeemed	(193,508)	(430,216)
Net increase (decrease) in Portfolio shares	1,082,929	1,622,866
Shares outstanding at end of period	2,758,937	1,676,008

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002***	2001[a]	2000[b]
Selected Per Share Data			(Restated)
Net asset value, beginning of period	$ 8.86	$ 7.18	$ 9.05	$ 10.40	$ 11.49
Income (loss) from investment operations: Net investment income (loss)[c]	.03	.03	.04	.08	.12
Net realized and unrealized gain (loss) on investment transactions	.99	1.71	(1.86)	(1.36)	(1.16)
Total from investment operations	1.02	1.74	(1.82)	(1.28)	(1.04)
Less distributions from: Net investment income	—	(.06)	(.05)	(.07)	—
Net realized gains on investment transactions	—	—	—	—	(.05)
Total distributions	—	(.06)	(.05)	(.07)	(.05)
Net asset value, end of period	$ 9.88	$ 8.86	$ 7.18	$ 9.05	$ 10.40
Total Return (%)	11.51	24.37	(20.22)	(12.28)	(9.18)[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	187	189	167	179	104
Ratio of expenses before expense reductions (%)	1.06	1.07	1.04	1.05	1.10
Ratio of expenses after expense reductions (%)	1.06	1.07	1.04	1.05	1.01
Ratio of net investment income (loss) (%)	.34	.40	.54	.90	1.07
Portfolio turnover rate (%)	52	46	57	48	39

a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses by $.01 and decrease the ratio of net investment income to average net assets from .92% to .90%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

c Based on average shares outstanding during the period.

d Total return would have been lower had certain expenses not been reduced.

*** Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -20.56% to -20.22% in accordance with this change.

Class B

Years Ended December 31,	2004	2003	2002a***
Selected Per Share Data			(Restated)
Net asset value, beginning of period	$ 8.84	$ 7.17	$ 7.96
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	—[c]	.02
Net realized and unrealized gain (loss) on investment transactions	.99	1.71	(.81)
Total from investment operations	.98	1.71	(.79)
Less distributions from: Net investment income	—	(.04)	—
Net asset value, end of period	$ 9.82	$ 8.84	$ 7.17
Total Return (%)	11.09	23.94	(9.92)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	15.4
Ratio of expenses (%)	1.44	1.47	1.29*
Ratio of net investment income (loss) (%)	(.04)	(.01)	.48*
Portfolio turnover rate (%)	52	46	57

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b Based on average shares outstanding during the period.

c Amount is less than $.005 per share.

* Annualized

** Not annualized

*** Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -10.30% to -9.92% in accordance with this change.

Performance Summary December 31, 2004

SVS Janus Growth Opportunities Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Portfolios that emphasize investments in smaller companies may experience greater price volatility. This Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty). Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Janus Growth Opportunities Portfolio from 10/29/1999 to 12/31/2004
[] SVS Janus Growth Opportunities Portfolio — Class A [] Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
SVS Janus Growth Opportunities Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,257	$9,898	$6,691	$7,790
	Average annual total return	12.57%	-.34%	-7.72%	-4.71%
Russell 1000 Growth Index	Growth of $10,000	$10,630	$9,946	$6,140	$7,145
	Average annual total return	6.30%	-.18%	-9.29%	-6.30%
SVS Janus Growth Opportunities Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$11,221	$13,152
	Average annual total return			12.21%	11.57%
Russell 1000 Growth Index	Growth of $10,000			$10,630	$12,555
	Average annual total return			6.30%	9.53%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on October 29, 1999. Index returns begin on October 31, 1999. Total returns would have been lower for the 5-Year and Life of Portfolio periods for Class A shares if the Portfolio's expenses were not maintained.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

SVS Janus Growth Opportunities Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,078.90	$ 1,078.20
Expenses Paid per $1,000*	$ 5.62	$ 7.65
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,019.66	$ 1,017.71
Expenses Paid per $1,000*	$ 5.46	$ 7.42

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Janus Growth Opportunities Portfolio	1.08%	1.47%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

SVS Janus Growth Opportunities Portfolio

The portfolio gained 12.57% (Class A shares, unadjusted for contract charges) for the fiscal year ended December 31, 2004, outperforming its benchmark, the Russell 1000 Growth Index, which returned 6.30% during the period.

Among the portfolio's strongest contributors was package shipper FedEx Corp., which continued to fire on all cylinders despite the wild gyrations in the price of fuel and minimal expansion in its domestic unit.

Internet services leader Yahoo!, Inc. was also a top contributor. Although the initial public offering for search engine developer Google attracted much of the on-line world's attention in the second half of the year, I remained encouraged by Yahoo's positioning.

On the negative side, investor discomfort with the computer chip industry pulled down capital equipment maker Applied Materials, Inc. during the period. Although Applied Materials is one of the premier companies in the semiconductor equipment sector, I reduced the portfolio's stake in the company, redeploying assets from the sale in other, more attractive investment opportunities.

The market's somewhat pessimistic tone about the entire tech sector also pulled down holdings such as Cisco Systems, Inc. Cisco's stock took a particularly hard hit during the third quarter when the networking gear manufacturer offered conservative earnings guidance. Management may be seeing some weakness at the margins, but I believe the company is being cautious instead of hinting at a flaw in its business model and therefore I maintained a reduced the portfolio's position in the stock.

Detractors also included the large drug maker Pfizer, which we liquidated from the portfolio amid concerns over slowing revenue growth, legislative attacks and patent challenges.

Marc Pinto

Portfolio Manager, Janus Capital Management LLC, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. The portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty). Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Janus Growth Opportunities Portfolio

Asset Allocation	12/31/04	12/31/03

Common Stocks	96%	98%
Cash Equivalents	4%	2%
	100%	100%
Sector Diversification (Excludes Cash Equivalents)	12/31/04	12/31/03

Information Technology	25%	34%
Health Care	21%	17%
Consumer Discretionary	20%	18%
Industrials	13%	6%
Financials	10%	17%
Energy	5%	4%
Consumer Staples	4%	4%
Materials	2%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 55. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS Janus Growth Opportunities Portfolio

	Shares	Value ($)

Common Stocks 95.9%
Consumer Discretionary 19.4%
Hotels Restaurants & Leisure 5.6%
Hilton Hotels Corp.	104,295	2,371,668
McDonald's Corp.	75,910	2,433,675
Royal Caribbean Cruises Ltd.	55,905	3,043,468
		7,848,811
Media 3.9%
Gemstar-TV Guide International, Inc.*	178,190	1,054,885
Liberty Media Corp. "A"*	109,543	1,202,782
Time Warner, Inc.*	163,150	3,171,636
		5,429,303
Multiline Retail 1.7%
Target Corp.	46,760	2,428,247
Specialty Retail 6.4%
Best Buy Co., Inc.	46,335	2,753,226
Home Depot, Inc.	89,940	3,844,035
Staples, Inc.	73,070	2,463,190
		9,060,451
Textiles, Apparel & Luxury Goods 1.8%
NIKE, Inc. "B"	27,350	2,480,371
Consumer Staples 4.0%
Beverages 1.5%
PepsiCo, Inc.	39,530	2,063,466
Household Products 2.5%
Procter & Gamble Co.	64,005	3,525,396
Energy 4.2%
Energy Equipment & Services 1.3%
Halliburton Co.	46,965	1,842,907
Oil & Gas 2.9%
ExxonMobil Corp.	80,725	4,137,963
Financials 10.0%
Capital Markets 1.8%
Morgan Stanley	45,180	2,508,393
Consumer Finance 4.6%
American Express Co.	78,055	4,399,960
SLM Corp.	37,200	1,986,108
		6,386,068
Diversified Financial Services 1.3%
Countrywide Financial Corp.	51,160	1,893,432
Insurance 2.3%
Allstate Corp.	15,665	810,194
American International Group, Inc.	36,670	2,408,119
		3,218,313
	Shares	Value ($)

Health Care 19.7%
Biotechnology 5.5%
Amgen, Inc.*	29,635	1,901,086
Genentech, Inc.*	106,350	5,789,694
		7,690,780
Health Care Equipment & Supplies 4.5%
Biomet, Inc.	43,495	1,887,248
Medtronic, Inc.	89,760	4,458,379
		6,345,627
Health Care Providers & Services 6.5%
Caremark Rx, Inc.*	61,140	2,410,750
UnitedHealth Group, Inc.	75,165	6,616,775
		9,027,525
Pharmaceuticals 3.2%
Eli Lilly & Co.	13,115	744,276
Sanofi-Aventis (ADR)	94,720	3,793,536
		4,537,812
Industrials 12.4%
Aerospace & Defense 0.7%
Raytheon Co.	26,435	1,026,471
Air Freight & Logistics 4.6%
FedEx Corp.	65,065	6,408,252
Commercial Services & Supplies 2.0%
Apollo Group, Inc. "A"*	34,060	2,748,982
Industrial Conglomerates 5.1%
General Electric Co.	99,335	3,625,728
Tyco International Ltd.	100,045	3,575,608
		7,201,336
Information Technology 24.4%
Communications Equipment 5.1%
Cisco Systems, Inc.*	140,145	2,704,799
Motorola, Inc.	256,810	4,417,132
		7,121,931
Computers & Peripherals 4.1%
Dell, Inc.*	45,600	1,921,584
Lexmark International, Inc.*	45,360	3,855,600
		5,777,184
Electronic Equipment & Instruments 1.3%
Samsung Electronics Co., Ltd. (GDR), 144A	8,255	1,807,845
Internet Software & Services 3.7%
Yahoo!, Inc.*	137,530	5,182,130
Semiconductors & Semiconductor Equipment 4.9%
Applied Materials, Inc.*	79,615	1,361,416
Freescale Semiconductor, Inc. "B"*	28,355	520,598
Texas Instruments, Inc.	204,245	5,028,512
		6,910,526
	Shares	Value ($)

Software 5.3%
Intuit, Inc.*	29,045	1,278,270
Microsoft Corp.	229,260	6,123,535
		7,401,805
Materials 1.8%
Metals & Mining
Rio Tinto PLC (ADR)	21,085	2,513,543
Total Common Stocks (Cost $108,687,462)		134,524,870

	Shares	Value ($)

Cash Equivalents 4.2%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $5,926,269)	5,926,269	5,926,269
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $114,613,731) (a)	100.1	140,451,139
Other Assets and Liabilities, Net	(0.1)	(197,001)
Net Assets	100.0	140,254,138
Notes to SVS Janus Growth Opportunities Portfolio of Investments

* Non-income producing security.

(a) The cost for federal income tax purposes was $115,485,699. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $24,965,440. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $26,327,500 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,362,060.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipts

GDR: Global Depositary Receipts

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $108,687,462)	$ 134,524,870
Investments in Scudder Cash Management QP Trust (cost $5,926,269)	5,926,269
Total investments in securities, at value (cost $114,613,731)	140,451,139
Receivable for Portfolio shares sold	730
Dividends receivable	86,876
Interest receivable	9,917
Other assets	4,402
Total assets	140,553,064
Liabilities
Accrued management fee	111,015
Payable for Portfolio shares redeemed	97,087
Other accrued expenses and payables	90,824
Total liabilities	298,926
Net assets, at value	$ 140,254,138
Net Assets
Net assets consist of: Undistributed net investment income	390,216
Net unrealized appreciation (depreciation) on investments	25,837,408
Accumulated net realized gain (loss)	(94,273,346)
Paid-in capital	208,299,860
Net assets, at value	$ 140,254,138
Class A Net Asset Value, offering and redemption price per share ($131,904,867 ÷ 16,930,734 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.79
Class B Net Asset Value, offering and redemption price per share ($8,349,271 ÷ 1,081,562 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.72
Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $22,429)	$ 1,777,664
Interest — Scudder Cash Management QP Trust	62,780
Securities lending income, including income from Daily Assets Fund Institutional	18,197
Total Income	1,858,641
Expenses: Management fee	1,285,655
Custodian and accounting fees	74,542
Distribution service fees (Class B)	17,186
Record keeping fees (Class B)	9,344
Auditing	50,258
Legal	4,592
Trustees' fees and expenses	5,629
Reports to shareholder	6,741
Registration fees	6,565
Other	9,019
Total expenses, before expense reductions	1,469,531
Expense reduction	(1,728)
Total expenses, after expense reduction	1,467,803
Net investment income (loss)	390,838
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	2,198,797
Net unrealized appreciation (depreciation) during the period on investments	13,452,735
Net gain (loss) on investment transactions	15,651,532
Net increase (decrease) in net assets resulting from operations	$ 16,042,370

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations: Net investment income (loss)	$ 390,838	$ (226,725)
Net realized gain (loss) on investment transactions	2,198,797	(16,015,858)
Net unrealized appreciation (depreciation) on investment transactions during the period	13,452,735	46,344,783
Net increase (decrease) in net assets resulting from operations	16,042,370	30,102,200
Portfolio share transactions: Class A Proceeds from shares sold	2,971,778	7,945,670
Cost of shares redeemed	(18,214,445)	(22,894,437)
Net increase (decrease) in net assets from Class A share transactions	(15,242,667)	(14,948,767)
Class B Proceeds from shares sold	2,248,669	5,021,617
Cost of shares redeemed	(382,089)	(370,373)
Net increase (decrease) in net assets from Class B share transactions	1,866,580	4,651,244
Increase (decrease) in net assets	2,666,283	19,804,677
Net assets at beginning of period	137,587,855	117,783,178
Net assets at end of period (including undistributed net investment income and accumulated net investment loss of $390,216 and $622, respectively)	$ 140,254,138	$ 137,587,855
Other Information
Class A Shares outstanding at beginning of period	19,085,611	21,572,540
Shares sold	413,736	1,334,121
Shares redeemed	(2,568,613)	(3,821,050)
Net increase (decrease) in Portfolio shares	(2,154,877)	(2,486,929)
Shares outstanding at end of period	16,930,734	19,085,611
Class B Shares outstanding at beginning of period	812,791	31,870
Shares sold	322,383	838,111
Shares redeemed	(53,612)	(57,190)
Net increase (decrease) in Portfolio shares	268,771	780,921
Shares outstanding at end of period	1,081,562	812,791

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.92	$ 5.45	$ 7.86	$ 10.31	$ 11.64
Income (loss) from investment operations: Net investment income (loss)[b]	.02	(.01)	(.01)	(.03)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.85	1.48	(2.40)	(2.42)	(1.31)
Total from investment operations	.87	1.47	(2.41)	(2.45)	(1.33)
Net asset value, end of period	$ 7.79	$ 6.92	$ 5.45	$ 7.86	$ 10.31
Total Return (%)	12.57	26.97	(30.53)	(23.76)	(11.42)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	132	132	118	164	139
Ratio of expenses before expense reductions (%)	1.06	1.07	1.01	1.11	1.06
Ratio of expenses after expense reductions (%)	1.06	1.07	1.01	1.10	1.01
Ratio of net investment income (loss) (%)	.31	(.17)	(.10)	(.31)	(.20)
Portfolio turnover rate (%)	58	50	48	34	14

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share and per share information, for the period prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

b Based on average shares outstanding during the period.

c Total return would have been lower had certain expenses not been reduced.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.88	$ 5.44	$ 5.87
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	(.04)	(.01)
Net realized and unrealized gain (loss) on investment transactions	.85	1.48	(.42)
Total from investment operations	.84	1.44	(.43)
Net asset value, end of period	$ 7.72	$ 6.88	$ 5.44
Total Return (%)	12.21	26.47	(7.33)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	6.2
Ratio of expenses (%)	1.45	1.46	1.29*
Ratio of net investment income (loss) (%)	(.08)	(.56)	(.49)*
Portfolio turnover rate (%)	58	50	48

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b Based on average shares outstanding during the period.

* Annualized

** Not annualized

Performance Summary December 31, 2004

SVS MFS Strategic Value Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio is subject to stock market and equity risks, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The investment advisor has agreed to either limit, waive or reduce certain fees, temporarily for this Portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this Portfolio would be lower.

Growth of an Assumed $10,000 Investment in SVS MFS Strategic Value Portfolio from 5/1/2002 to 12/31/2004
[] SVS MFS Strategic Value Portfolio — Class A [] Russell 1000 Value Index

Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
SVS MFS Strategic Value Portfolio		1-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,782	$12,125
	Average annual total return	17.82%	7.48%
Russell 1000 Value Index	Growth of $10,000	$11,649	$12,730
	Average annual total return	16.49%	9.47%
SVS MFS Strategic Value Portfolio		1-Year	Life of Class**
Class B	Growth of $10,000	$11,740	$13,471
	Average annual total return	17.40%	12.64%
Russell 1000 Value Index	Growth of $10,000	$11,649	$13,438
	Average annual total return	16.49%	12.55%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 2002. Index returns begin April 30, 2002.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

SVS MFS Strategic Value Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,111.10	$ 1,109.30
Expenses Paid per $1,000*	$ 6.06	$ 7.95
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,019.47	$ 1,017.67
Expenses Paid per $1,000*	$ 5.79	$ 7.60

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS MFS Strategic Value Portfolio	1.14%	1.49%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

SVS MFS Strategic Value Portfolio

For stock investors, 2004 was a bumpy ride with a smooth finish. Improved corporate spending and earnings growth helped drive solid stock gains in 2004. The portfolio provided a total return of 17.82% (Class A shares, unadjusted for contract charges). This compares with a return of 16.49% over the same period for its benchmark, the Russell 1000 Value Index.

The portfolio's utilities and communications, materials, and energy sectors were the strongest contributors to relative performance. Within the utilities and telecommunications sector, AT&T Wireless Services* was the portfolio's strongest relative performer. Texas utility TXU* also provided strong returns. We have since sold these issues from the portfolio to lock in profits. Within the materials sector, packaging products company Owens-Illinois posted strong gains as did Brazilian mining company Companhia Vale Do Rio Doce (ADR). Oil service stocks Noble Corp., GlobalSantaFe Corp. and BJ Services Co. rallied with the energy sector as oil and natural gas prices rose to historical levels.

Stock selection within the leisure and retail sectors held back performance. In leisure, the portfolio's position in media giant Viacom, Inc. was the single biggest detractor. This declined in tandem with lower than anticipated advertising spending in the period. In retail, poor performance from Rite Aid Corp. was the primary detractor to performance during the period. Other individual issues that detracted from performance were pharmaceutical company Merck & Co., Inc., which suffered from a drug recall, and managed care company Tenet Healthcare Corp. Within the telecommunications area, Nortel Networks Corp.*, a global maker of telecommunications equipment, held back performance.

Kenneth J. Enright

Portfolio Manager
Massachusetts Financial Services Company, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Returns during part or all of the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The portfolio is subject to stock market and equity risks, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted- growth values. Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

* These securities were not held in the portfolio at the end of the reporting period.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS MFS Strategic Value Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03

Common Stocks	97%	95%
Cash Equivalents	3%	5%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Financials	21%	19%
Health Care	14%	14%
Consumer Discretionary	14%	14%
Telecommunication Services	12%	14%
Information Technology	11%	3%
Energy	8%	13%
Materials	8%	8%
Industrials	6%	5%
Consumer Staples	4%	5%
Utilities	2%	5%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 7. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS MFS Strategic Value Portfolio

	Shares	Value ($)

Common Stocks 98.0%
Consumer Discretionary 13.9%
Leisure Equipment & Products 1.3%
Mattel, Inc.	34,020	663,050
Media 9.9%
Comcast Corp. "A"*	49,210	1,616,056
Interpublic Group of Companies, Inc.*	23,520	315,168
Viacom, Inc. "B"	49,625	1,805,854
Walt Disney Co.	40,180	1,117,004
		4,854,082
Specialty Retail 2.7%
Home Depot, Inc.	13,100	559,894
The Gap, Inc.	36,990	781,229
		1,341,123
Consumer Staples 3.7%
Beverages 0.9%
PepsiCo, Inc.	8,660	452,052
Food & Staples Retailing 1.0%
Rite Aid Corp.*	130,690	478,325
Food Products 1.8%
General Mills, Inc.	17,470	868,434
Energy 8.1%
Energy Equipment & Services 6.7%
BJ Services Co.	10,940	509,148
Cooper Cameron Corp.*	14,730	792,621
GlobalSantaFe Corp.	32,330	1,070,446
Noble Corp.*	18,860	938,097
		3,310,312
Oil & Gas 1.4%
Devon Energy Corp.	17,460	679,543
Financials 20.7%
Banks 3.4%
Bank of America Corp.	14,188	666,694
PNC Financial Services Group	17,120	983,373
		1,650,067
Capital Markets 4.6%
Mellon Financial Corp.	37,920	1,179,691
Merrill Lynch & Co., Inc.	18,550	1,108,734
		2,288,425
Consumer Finance 0.5%
MBNA Corp.	9,490	267,523
Diversified Financial Services 5.9%
Freddie Mac	15,940	1,174,778
JPMorgan Chase & Co.	44,030	1,717,610
		2,892,388
Insurance 6.3%
Allstate Corp.	22,500	1,163,700
Conseco, Inc.*	54,760	1,092,462
	Shares	Value ($)

Hartford Financial Services Group, Inc.	12,480	864,989
		3,121,151
Health Care 14.3%
Biotechnology 0.9%
MedImmune, Inc.*	15,760	427,253
Health Care Providers & Services 2.8%
Apria Healthcare Group, Inc.*	19,640	647,138
Tenet Healthcare Corp.*	69,260	760,475
		1,407,613
Pharmaceuticals 10.6%
Abbott Laboratories	16,180	754,797
Johnson & Johnson	19,110	1,211,956
Merck & Co., Inc.	54,330	1,746,166
Wyeth	35,640	1,517,908
		5,230,827
Industrials 5.7%
Aerospace & Defense 2.6%
Lockheed Martin Corp.	22,980	1,276,539
Airlines 0.5%
Southwest Airlines Co.	16,480	268,294
Industrial Conglomerates 2.6%
General Electric Co.	32,490	1,185,885
Tyco International Ltd.	2,020	72,195
		1,258,080
Information Technology 10.6%
Communications Equipment 6.5%
Nokia Oyj (ADR)	104,960	1,644,723
Nortel Networks Corp.*	449,810	1,569,837
		3,214,560
Software 4.1%
Computer Associates International, Inc.	25,820	801,969
Microsoft Corp.	44,590	1,190,999
		1,992,968
Materials 7.7%
Chemicals 1.1%
E.I. du Pont de Nemours & Co.	11,490	563,585
Containers & Packaging 3.8%
Owens-Illinois, Inc.*	68,360	1,548,354
Smurfit-Stone Container Corp.*	16,900	315,692
		1,864,046
Metals & Mining 1.2%
Companhia Vale do Rio Doce (ADR)	19,740	572,657
Paper & Forest Products 1.6%
Bowater, Inc.	18,440	810,807
Telecommunication Services 11.5%
Diversified Telecommunication Services 9.3%
Sprint Corp.	98,170	2,439,524
Verizon Communications, Inc.	53,260	2,157,563
		4,597,087
	Shares	Value ($)

Wireless Telecommunication Services 2.2%
Vodafone Group PLC (ADR)	38,479	1,053,555
Utilities 1.8%
Multi-Utilities
Calpine Corp.* (d)	218,150	859,511
Total Common Stocks (Cost $42,406,825)		48,263,857

Securities Lending Collateral 1.8%
Daily Assets Fund Institutional, 2.25% (c) (e) (Cost $900,000)	900,000	900,000
	Shares	Value ($)

Cash Equivalents 3.1%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $1,510,711)	1,510,711	1,510,711
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $44,817,536) (a)	102.9	50,674,568
Other Assets and Liabilities, Net	(2.9)	(1,408,430)
Net Assets	100.0	49,266,138
Notes to SVS MFS Strategic Value Portfolio of Investments

* Non-income producing security.

(a) The cost for federal income tax purposes was $44,925,927. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $5,748,641. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,420,135 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $671,494.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion of these securities were on loan (see Notes to Financials Statements). The value of all securities loaned at December 31, 2004 amounted to $709,200, which is 1.4% of total net assets.

(e) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $42,406,825) — including $709,200 of securities loaned	$ 48,263,857
Investment in Daily Assets Fund Institutional (cost $900,000)*	900,000
Investment in Scudder Cash Management QP Trust (cost $1,510,711)	1,510,711
Total investments in securities, at value (cost $44,817,536)	50,674,568
Cash	10,000
Receivable for investments sold	23,482
Dividends receivable	73,977
Interest receivable	2,072
Receivable for Portfolio shares sold	22,689
Due from Advisor	9,753
Other assets	1,471
Total assets	50,818,012
Liabilities
Payable for investments purchased	499,077
Payable upon return of securities loaned	900,000
Payable for Portfolio shares redeemed	106,169
Other accrued expenses and payables	46,628
Total liabilities	1,551,874
Net assets, at value	$ 49,266,138
Net Assets
Net assets consist of: Undistributed net investment income	250,729
Net unrealized appreciation (depreciation) on investments	5,857,032
Accumulated net realized gain (loss)	2,256,840
Paid-in capital	40,901,537
Net assets, at value	$ 49,266,138
Class A Net Asset Value, offering and redemption price per share ($15,264,785 ÷ 1,271,678 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.00
Class B Net Asset Value, offering and redemption price per share ($34,001,353 ÷ 2,837,941 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.98

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,193)	$ 701,158
Interest — Scudder Cash Management QP Trust	16,929
Securities lending income, including income from Daily Assets Fund Institutional	5,687
Total Income	723,774
Expenses: Management fee	313,713
Custodian and accounting fees	100,482
Distribution service fees (Class B)	59,488
Record keeping fees (Class B)	30,143
Auditing	38,625
Legal	13,508
Trustees' fees and expenses	691
Other	1,536
Total expenses, before expense reductions	558,186
Expense reductions	(90,177)
Total expenses, after expense reductions	468,009
Net investment income (loss)	255,765
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,454,847
Net unrealized appreciation (depreciation) during the period on investments	3,679,166
Net gain (loss) on investment transactions	6,134,013
Net increase (decrease) in net assets resulting from operations	$ 6,389,778

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations: Net investment income (loss)	$ 255,765	$ 49,544
Net realized gain (loss)	2,454,847	173,186
Net unrealized appreciation (depreciation) on investment transactions during the period	3,679,166	2,553,196
Net increase (decrease) in net assets resulting from operations	6,389,778	2,775,926
Distributions to shareholders from: Net investment income: Class A	(35,768)	(20,827)
Class B	(15,246)	(4,093)
Net realized gains: Class A	(4,650)	—
Class B	(10,656)	—
Portfolio share transactions: Class A Proceeds from shares sold	7,917,703	1,854,390
Reinvestment of distributions	40,418	20,827
Cost of shares redeemed	(1,562,312)	(694,321)
Net increase (decrease) in net assets from Class A share transactions	6,395,809	1,180,896
Class B Proceeds from shares sold	18,488,884	10,810,720
Reinvestment of distributions	25,902	4,093
Cost of shares redeemed	(1,646,414)	(26,887)
Net increase (decrease) in net assets from Class B share transactions	16,868,372	10,787,926
Increase (decrease) in net assets	29,587,639	14,719,828
Net assets at beginning of period	19,678,499	4,958,671
Net assets at end of period (including undistributed net investment income of $250,729 and $45,978, respectively)	$ 49,266,138	$ 19,678,499
Other Information
Class A Shares outstanding at beginning of period	688,664	568,433
Shares sold	725,099	201,550
Shares issued to shareholders in reinvestment of distributions	3,864	2,726
Shares redeemed	(145,949)	(84,045)
Net increase in Portfolio shares	583,014	120,231
Shares outstanding at end of period	1,271,678	688,664
Class B Shares outstanding at beginning of period	1,236,034	42,038
Shares sold	1,749,677	1,196,368
Shares issued to shareholders in reinvestment of distributions	2,474	536
Shares redeemed	(150,244)	(2,908)
Net increase in Portfolio shares	1,601,907	1,193,996
Shares outstanding at end of period	2,837,941	1,236,034

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Year Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.24	$ 8.12	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.11	.06	.05
Net realized and unrealized gain (loss) on investment transactions	1.71	2.10	(1.93)
Total from investment operations	1.82	2.16	(1.88)
Less distributions from: Net investment income	(.05)	(.04)	—
Net realized gains	(.01)	—	—
Total distributions	(.06)	(.04)	—
Net asset value, end of period	$ 12.00	$ 10.24	$ 8.12
Total Return (%)[c]	17.82	26.74	(18.80)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	7	5
Ratio of expenses before expense reductions (%)	1.42	1.93	2.71*
Ratio of expenses after expense reductions (%)	1.14	1.15	1.15*
Ratio of net investment income (loss) (%)	1.05	.67	.82*
Portfolio turnover rate (%)	54	40	7

a For the period from May 1, 2002 (commencement of operations) to December 31, 2002.

b Based on average shares outstanding during the period.

c Total return would have been lower had certain expenses not been reduced.

* Annualized ** Not annualized

Class B

Year Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.22	$ 8.11	$ 8.93
Income (loss) from investment operations: Net investment income (loss)[b]	.07	.02	.04
Net realized and unrealized gain (loss) on investment transactions	1.71	2.11	(.86)
Total from investment operations	1.78	2.13	(.82)
Less distributions from: Net investment income	(.01)	(.02)	—
Net realized gains	(.01)	—	—
Total distributions	(.02)	(.02)	—
Net asset value, end of period	$ 11.98	$ 10.22	$ 8.11
Total Return (%)[c]	17.40	26.35	(9.18)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	13.3
Ratio of expenses before expense reductions (%)	1.79	2.32	2.96*
Ratio of expenses after expense reductions (%)	1.52	1.54	1.40*
Ratio of net investment income (loss) (%)	.67	.28	.87*
Portfolio turnover rate (%)	54	40	7

a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b Based on average shares outstanding during the period.

c Total return would have been lower had certain expenses not been reduced.

* Annualized ** Not annualized

Performance Summary December 31, 2004

SVS Oak Strategic Equity Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio may concentrate investments in specific sectors, which creates special risk considerations. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Oak Strategic Equity Portfolio from 5/1/2001 to 12/31/2004
[] SVS Oak Strategic Equity Portfolio — Class A [] Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
SVS Oak Strategic Equity Portfolio		1-Year	3-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,131	$9,145	$6,950
	Average annual total return	1.31%	-2.94%	-9.44%
Russell 1000 Growth Index	Growth of $10,000	$10,630	$9,946	$8,883
	Average annual total return	6.30%	-.18%	-3.18%
SVS Oak Strategic Equity Portfolio			1-Year	Life of Class**
Class B	Growth of $10,000		$10,088	$13,671
	Average annual total return		.88%	13.31%
Russell 1000 Growth Index	Growth of $10,000		$10,630	$12,555
	Average annual total return		6.30%	9.53%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001. Total returns would have been lower for the 3-Year Life of Portfolio period for Class A shares if the Portfolio's expenses were not maintained.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

SVS Oak Strategic Equity Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.
The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,019.10	$ 1,016.20
Expenses Paid per $1,000*	$ 5.77	$ 7.67
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,019.49	$ 1,017.59
Expenses Paid per $1,000*	$ 5.77	$ 7.68

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Oak Strategic Equity Portfolio	1.13%	1.51%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

SVS Oak Strategic Equity Portfolio

Whereas the portfolio returned 1.31% (Class A shares, unadjusted for sales charges), its benchmark, the Russell 1000 Growth Index, returned 6.30% for the 12-month period ended December 31, 2004. The portfolio underperformed in 2004 due to its lack of exposure to the energy, materials and industrial sectors. These sectors benefited from the sharp rise in commodity prices that typically occurs in the early stages of an economic recovery. Oak Associates does not manage the portfolio in relationship to a benchmark and, therefore, did not have exposure to these groups.  Oak has avoided these sectors as we believe their performance is tied to the short-term reinflation of commodities — which is inconsistent with our three-to-five year investment time horizon.

The relative performance disparity was also exacerbated by the portfolio's overweight in information technology compared with the benchmark Russell 1000 Growth Index.  Within information technology, semiconductor stocks in particular weighed on performance as companies such as PMC-Sierra, Intersil and Xilinx* suffered from inventory surplus concerns following a robust 2003.  Storage software vendor Veritas Software* also hampered performance after the company reported weak second-quarter sales during the third quarter.  This announcement was not well received following recent management turnover in the company and concerns regarding management's credibility.  Veritas was ultimately sold from the portfolio.

Despite being underweight in health care compared with the benchmark, weakness in Cardinal Health* caused the portfolio's health care weighting to underperform the benchmark. Cardinal, a drug distribution company, has struggled not only with meeting earnings forecasts, but also with the transition to a fee-for-service business model.  Pfizer, Inc., along with other large pharmaceutical companies, suffered when the  Food and Drug Administration raised a red flag on the Cox-2 class of arthritis drugs.

On a positive note, on-line auctioneer eBay, Inc. helped offset the weaknesses in technology and health care by propelling the portfolio's consumer discretionary sector performance significantly higher than that of the benchmark.

James D. Oelschlager

Portfolio Manager
Oak Associates, Ltd., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio may concentrate investments in specific sectors, which creates special risk considerations. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index which consists of those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

* This security was not held in the portfolio at the end of the reporting period.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Oak Strategic Equity Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03

Common Stocks	99%	97%
Cash Equivalents	1%	3%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Information Technology	56%	56%
Health Care	15%	18%
Financials	14%	21%
Consumer Discretionary	9%	5%
Industrials	6%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS Oak Strategic Equity Portfolio

	Shares	Value ($)

Common Stocks 99.5%
Consumer Discretionary 9.1%
Household Durables 2.2%
Harman International Industries, Inc.	16,000	2,032,000
Internet & Catalog Retail 6.9%
eBay, Inc.*	55,500	6,453,540
Financials 14.2%
Capital Markets 5.8%
Charles Schwab Corp.	451,400	5,398,744
Consumer Finance 4.5%
MBNA Corp.	147,300	4,152,387
Diversified Financial Services 3.9%
Citigroup, Inc.	74,000	3,565,320
Health Care 15.0%
Biotechnology 6.6%
Affymetrix, Inc.* (e)	57,000	2,083,350
Amgen, Inc.*	63,000	4,041,450
		6,124,800
Health Care Equipment & Supplies 4.8%
Medtronic, Inc.	89,600	4,450,432
Pharmaceuticals 3.6%
Pfizer, Inc.	123,100	3,310,159
Industrials 5.8%
Air Freight & Logistics 4.0%
United Parcel Service, Inc. "B"	43,000	3,674,780
Electrical Equipment 1.8%
Rockwell Automation, Inc.	34,000	1,684,700
Information Technology 55.4%
Communications Equipment 11.6%
Cisco Systems, Inc.*	174,600	3,369,780
Juniper Networks, Inc.*	145,300	3,950,707
QUALCOMM, Inc.*	80,000	3,392,000
		10,712,487
	Shares	Value ($)

Computers & Peripherals 12.0%
Avid Technology, Inc.*	33,000	2,037,750
Dell, Inc.*	111,600	4,702,824
EMC Corp.*	292,600	4,350,962
		11,091,536
Electronic Equipment & Instruments 2.3%
Symbol Technologies, Inc.	124,000	2,145,200
IT Consulting & Services 5.1%
Cognizant Technology Solutions Corp. "A"*	110,600	4,681,698
Semiconductors & Semiconductor Equipment 11.8%
Applied Materials, Inc.*	206,700	3,534,570
Linear Technology Corp.	102,400	3,969,024
Maxim Integrated Products, Inc.	81,650	3,461,143
		10,964,737
Software 12.6%
Electronic Arts, Inc.*	70,000	4,317,600
Microsoft Corp.	157,300	4,201,484
Symantec Corp.*	122,000	3,142,720
		11,661,804
Total Common Stocks (Cost $79,704,014)		92,104,324

Securities Lending Collateral 2.1%
Daily Assets Fund Institutional, 2.25% (c) (d) (Cost $1,936,575)	1,936,575	1,936,575

Cash Equivalents 0.7%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $621,021)	621,021	621,021
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $82,261,610) (a)	102.3	94,661,920
Other Assets and Liabilities, Net	(2.3)	(2,150,741)
Net Assets	100.0	92,511,179
Notes to SVS Oak Strategic Equity Portfolio of Investments

* Non-income producing security.

(a) The cost for federal income tax purposes was $82,256,010. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $12,405,910. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,706,981 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,301,071.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $1,875,015, which is 2.0% of net assets.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $79,704,014) — including $1,875,015 of securities loaned	$ 92,104,324
Investment in Daily Assets Fund Institutional (cost $1,936,575)*	1,936,575
Investment in Scudder Cash Management QP Trust (cost $621,021)	621,021
Total investments in securities, at value (cost $82,261,610)	94,661,920
Receivable for investments sold	3,976
Dividends receivable	35,316
Interest receivable	1,622
Other assets	3,746
Total assets	94,706,580
Liabilities
Payable for Portfolio shares redeemed	109,757
Payable upon return of securities loaned	1,936,575
Accrued management fee	77,588
Other accrued expenses and payables	71,481
Total liabilities	2,195,401
Net assets, at value	$ 92,511,179
Net Assets
Net assets consist of: Undistributed net investment income	3,260
Net unrealized appreciation (depreciation) on investments	12,400,310
Accumulated net realized gain (loss)	(10,928,202)
Paid-in capital	91,035,811
Net assets, at value	$ 92,511,179
Class A Net Asset Value, offering and redemption price per share ($70,860,416 ÷ 10,189,476 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.95
Class B Net Asset Value, offering and redemption price per share ($21,650,763 ÷ 3,140,946 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.89

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends	$ 1,030,386
Interest — Scudder Cash Management QP Trust	30,418
Securities lending income, including income from Daily Assets Fund Institutional	4,504
Total Income	1,065,308
Expenses: Management fee	854,061
Custodian and accounting fees	64,244
Distribution service fees (Class B)	42,282
Record keeping fees (Class B)	21,848
Auditing	44,604
Legal	14,366
Trustees' fees and expenses	1,596
Reports to shareholders	9,176
Other	5,381
Total expenses, before expense reductions	1,057,558
Expense reductions	(1,365)
Total expenses, after expense reductions	1,056,193
Net investment income (loss)	9,115
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(429,310)
Net unrealized appreciation (depreciation) during the period on investments	935,994
Net gain (loss) on investment transactions	506,684
Net increase (decrease) in net assets resulting from operations	$ 515,799

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations: Net investment income (loss)	$ 9,115	$ (303,416)
Net realized gain (loss) on investment transactions	(429,310)	(4,050,440)
Net unrealized appreciation (depreciation) on investment transactions during the period	935,994	27,866,046
Net increase (decrease) in net assets resulting from operations	515,799	23,512,190
Portfolio share transactions: Class A Proceeds from shares sold	11,773,909	23,109,017
Cost of shares redeemed	(16,798,283)	(9,960,954)
Net increase (decrease) in net assets from Class A share transactions	(5,024,374)	13,148,063
Class B Proceeds from shares sold	12,325,908	8,766,882
Cost of shares redeemed	(1,539,908)	(230,435)
Net increase (decrease) in net assets from Class B share transactions	10,786,000	8,536,447
Increase (decrease) in net assets	6,277,425	45,196,700
Net assets at beginning of period	86,233,754	41,037,054
Net assets at end of period (including undistributed net investment income and accumulated net investment loss of $3,260 and $255, respectively)	$ 92,511,179	$ 86,233,754
Other Information
Class A Shares outstanding at beginning of period	11,043,224	8,877,415
Shares sold	1,718,999	3,930,253
Shares redeemed	(2,572,747)	(1,764,444)
Net increase (decrease) in Portfolio shares	(853,748)	2,165,809
Shares outstanding at end of period	10,189,476	11,043,224
Class B Shares outstanding at beginning of period	1,533,571	77,050
Shares sold	1,851,499	1,494,172
Shares redeemed	(244,124)	(37,651)
Net increase (decrease) in Portfolio shares	1,607,375	1,456,521
Shares outstanding at end of period	3,140,946	1,533,571

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.86	$ 4.58	$ 7.60	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.01	(.03)	(.02)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.08	2.31	(3.00)	(2.38)
Total from investment operations	.09	2.28	(3.02)	(2.40)
Net asset value, end of period	$ 6.95	$ 6.86	$ 4.58	$ 7.60
Total Return (%)	1.31	49.78	(39.74)	(24.00)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	76	41	44
Ratio of expenses before expense reductions (%)	1.10	1.13	.96	1.44*
Ratio of expenses after expense reductions (%)	1.10	1.13	.96	1.15*
Ratio of net investment income (loss) (%)	.08	(.48)	(.30)	(.43)*
Portfolio turnover rate (%)	39	6	16	3*

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

b Based on average shares outstanding during the period.

c Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.83	$ 4.58	$ 5.04
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.06)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.08	2.31	(.44)
Total from investment operations	.06	2.25	(.46)
Net asset value, end of period	$ 6.89	$ 6.83	$ 4.58
Total Return (%)	.88	49.13	(9.13)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	10.4
Ratio of expenses (%)	1.49	1.52	1.21*
Ratio of net investment income (loss) (%)	(.20)	(.87)	(.68)*
Portfolio turnover rate (%)	39	6	16

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b Based on average shares outstanding during the period.

* Annualized

** Not annualized

Performance Summary December 31, 2004

SVS Turner Mid Cap Growth Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Stocks of medium-sized companies involve greater than securities of larger, more-established companies risk, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Turner Mid Cap Growth Portfolio from 5/1/2001 to 12/31/2004
[] SVS Turner Mid Cap Growth Portfolio — Class A [] Russell Midcap Growth Index

Russell Midcap Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
SVS Turner Mid Cap Growth Portfolio		1-Year	3-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,104	$11,166	$9,860
	Average annual total return	11.04%	3.75%	-.38%
Russell Midcap Growth Index	Growth of $10,000	$11,548	$11,964	$10,930
	Average annual total return	15.48%	6.16%	2.45%
SVS Turner Mid Cap Growth Portfolio			1-Year	Life of Class**
Class B	Growth of $10,000		$11,063	$14,818
	Average annual total return		10.63%	17.02%
Russell Midcap Growth Index	Growth of $10,000		$11,548	$14,900
	Average annual total return		15.48%	17.29%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001. Total returns would have been lower for the 3-Year and Life of Portfolio period for Class A shares if the Portfolio's expenses were not maintained.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

SVS Turner Mid Cap Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,081.10	$ 1,079.50
Expenses Paid per $1,000*	$ 5.67	$ 7.52
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,019.75	$ 1,017.97
Expenses Paid per $1,000*	$ 5.50	$ 7.30

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Turner Mid Cap Growth Portfolio	1.08%	1.43%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

SVS Turner Mid Cap Growth Portfolio

For the 12-month period ended December 31, 2004, the portfolio recorded a gain of 11.04% (Class A shares, unadjusted for contract charges), versus the 15.48% gain posted by the Russell Midcap Growth Index. Four of the portfolio's 10 sector positions beat their corresponding index sectors. Contributing the most to performance were growth-oriented holdings in the technology sector. Stocks that added value included VeriSign, Inc. and Monster Worldwide, Inc. The portfolio's holdings in the health care sector detracted the most from performance.

The stock market ended the period with a strong finishing kick. We think much of the gains for 2004 can be credited to better-than-expected earnings. Also driving results was a positive change in investor psychology. Early in the year, investors were notably fretful about several issues: the global war on terror, rising oil prices, the Federal Reserve Board's hiking of short-term interest rates, the presidential campaign and mixed economic signals, among others. However, as oil prices stabilized, as the Fed's five rate hikes proved temperate, as the US election proceeded with few snags and as economic news on balance remained favorable, bearishness gradually morphed into bullishness, and money flowed into stocks.

We think that a combination of moderate economic growth, low inflation, modest interest rates, reasonable equity valuations, corporate America's cash hoard of $1 trillion available for acquisitions and share buybacks, and steadily rising corporate profits should benefit the stock market in 2005.

Christopher K. McHugh
William C. McVail
Robert E. Turner

Co-Managers
Turner Investment Partners, Inc., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Stocks of medium-sized companies involve greater risks than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

Russell Midcap Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Turner Mid Cap Growth Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03

Common Stocks	99%	97%
Cash Equivalents	1%	3%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Information Technology	31%	33%
Health Care	19%	20%
Consumer Discretionary	18%	16%
Industrials	11%	11%
Financials	9%	8%
Energy	5%	3%
Materials	3%	4%
Telecommunication Services	2%	2%
Consumer Staples	2%	2%
Utilities	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 26. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS Turner Mid Cap Growth Portfolio

	Shares	Value ($)

Common Stocks 99.5%
Consumer Discretionary 18.0%
Hotels Restaurants & Leisure 8.4%
Marriott International, Inc. "A"	35,390	2,228,862
MGM MIRAGE*	19,610	1,426,431
P.F. Chang's China Bistro, Inc.* (e)	12,310	693,669
Scientific Games Corp. "A"*	37,170	886,133
Starwood Hotels & Resorts Worldwide, Inc.	19,710	1,151,064
Station Casinos, Inc.	23,840	1,303,571
WMS Industries, Inc.* (e)	30,940	1,037,728
Wynn Resorts Ltd.* (e)	15,670	1,048,636
YUM! Brands, Inc.	42,970	2,027,325
		11,803,419
Household Durables 0.5%
Harman International Industries, Inc.	5,370	681,990
Internet & Catalog Retail 0.5%
Overstock.com, Inc.* (e)	10,910	752,790
Media 1.1%
DreamWorks Animation SKG, Inc. "A"*	23,900	896,489
Sirius Satellite Radio, Inc.* (e)	79,900	611,235
		1,507,724
Specialty Retail 5.6%
American Eagle Outfitters, Inc.	15,960	751,716
Bed Bath & Beyond, Inc.*	48,010	1,912,238
Chico's FAS, Inc.*	36,720	1,671,862
RadioShack Corp.	32,080	1,054,790
Urban Outfitters, Inc.*	23,530	1,044,732
Williams-Sonoma, Inc.*	42,350	1,483,944
		7,919,282
Textiles, Apparel & Luxury Goods 1.9%
Coach, Inc.*	48,860	2,755,704
Consumer Staples 2.4%
Beverages 0.5%
Constellation Brands, Inc. "A"*	14,860	691,139
Food & Staples Retailing 0.5%
Whole Foods Market, Inc.	7,630	727,520
Food Products 0.7%
McCormick & Co, Inc.	24,620	950,332
Household Products 0.7%
Clorox Co.	16,690	983,542
Energy 4.7%
Energy Equipment & Services 2.2%
BJ Services Co.	15,180	706,477
Grant Prideco, Inc.*	31,470	630,973
Smith International, Inc.*	12,960	705,154
Transocean, Inc.*	25,340	1,074,163
		3,116,767
	Shares	Value ($)

Oil & Gas 2.5%
Ashland, Inc.	14,710	858,770
Range Resources Corp. (e)	47,570	973,282
Ultra Petroleum Corp.*	7,890	379,746
XTO Energy, Inc.	36,942	1,307,008
		3,518,806
Financials 8.6%
Banks 2.5%
City National Corp.	11,300	798,345
Silicon Valley Bancshares* (e)	17,100	766,422
Sovereign Bancorp, Inc.	42,950	968,523
UCBH Holdings, Inc.	23,120	1,059,358
		3,592,648
Capital Markets 4.0%
Bear Stearns Companies, Inc.	6,220	636,368
E*TRADE Financial Corp.*	116,650	1,743,917
Northern Trust Corp.	17,360	843,349
SEI Investments Co.	14,490	607,566
T. Rowe Price Group, Inc.	28,220	1,755,284
		5,586,484
Diversified Financial Services 2.1%
Affiliated Managers Group, Inc.* (e)	18,824	1,275,138
Ameritrade Holding Corp.*	55,350	787,077
Doral Financial Corp.	17,580	865,815
		2,928,030
Health Care 19.0%
Biotechnology 3.0%
Eyetech Pharmaceuticals, Inc.* (e)	15,800	718,900
Genzyme Corp.*	27,950	1,623,057
MedImmune, Inc.*	25,730	697,540
Neurocrine Biosciences, Inc.* (e)	23,520	1,159,536
		4,199,033
Health Care Equipment & Supplies 8.2%
Bausch & Lomb, Inc.	23,370	1,506,430
Biomet, Inc.	31,610	1,371,558
C.R. Bard, Inc.	31,700	2,028,166
Cooper Companies, Inc. (e)	14,930	1,053,909
Dade Behring Holdings, Inc.*	12,860	720,160
Fisher Scientific International, Inc.*	32,180	2,007,388
INAMED Corp.*	24,500	1,549,625
Waters Corp.*	26,980	1,262,394
		11,499,630
Health Care Providers & Services 5.4%
AMERIGROUP Corp.*	9,550	722,553
Laboratory Corp. of America Holdings*	20,720	1,032,271
Manor Care, Inc.	20,410	723,126
Medco Health Solutions, Inc.*	19,820	824,512
PacifiCare Health Systems, Inc.*	21,260	1,201,615
Patterson Companies, Inc.* (e)	24,420	1,059,584
WellPoint, Inc.*	18,330	2,107,950
		7,671,611
	Shares	Value ($)

Pharmaceuticals 2.4%
Elan Corp. PLC (ADR)* (e)	24,970	680,432
Medicines Co.* (e)	27,780	800,064
MGI Pharma, Inc.* (e)	38,680	1,083,427
Sepracor, Inc.* (e)	14,400	854,928
		3,418,851
Industrials 10.6%
Air Freight & Couriers 0.7%
Expeditors International of Washington, Inc.	18,690	1,044,397
Airlines 1.1%
Southwest Airlines Co.	96,870	1,577,044
Building Products 0.7%
American Standard Companies, Inc.*	23,430	968,128
Commercial Services & Supplies 3.2%
ChoicePoint, Inc.*	21,660	996,143
Monster Worldwide, Inc.*	61,860	2,080,971
Robert Half International, Inc.	48,810	1,436,478
		4,513,592
Electrical Equipment 2.0%
Rockwell Automation, Inc.	33,830	1,676,276
Roper Industries, Inc.	18,750	1,139,438
		2,815,714
Machinery 1.5%
Eaton Corp.	10,130	733,007
Pentair, Inc.	31,660	1,379,109
		2,112,116
Marine 0.7%
Teekay Shipping Corp. (e)	21,570	908,313
Road & Rail 0.7%
Yellow Roadway Corp.*	16,750	933,142
Information Technology 31.1%
Communications Equipment 5.2%
Comverse Technologies, Inc.*	73,400	1,794,630
Juniper Networks, Inc.* (e)	113,330	3,081,443
Polycom, Inc.*	73,880	1,722,881
Sonus Networks, Inc.* (e)	127,700	731,721
		7,330,675
Computers & Peripherals 2.6%
Apple Computer, Inc.*	36,850	2,373,140
Avid Technology, Inc.*	21,360	1,318,980
		3,692,120
Electronic Equipment & Instruments 3.2%
Benchmark Electronics, Inc.*	23,310	794,871
CDW Corp.	20,760	1,377,426
Cogent, Inc.* (e)	21,820	720,060
Sanmina-SCI Corp.*	186,920	1,583,213
		4,475,570
Internet Software & Services 4.3%
Ask Jeeves, Inc.* (e)	39,470	1,055,822
CNET Networks, Inc.* (e)	101,320	1,137,824
	Shares	Value ($)

F5 Networks, Inc.* (e)	34,010	1,656,967
VeriSign, Inc.*	64,430	2,159,694
		6,010,307
IT Consulting & Services 4.6%
Alliance Data Systems Corp.*	26,290	1,248,249
Ariba, Inc.* (e)	60,430	1,003,138
CheckFree Corp.*	32,710	1,245,597
Cognizant Technology Solutions Corp. "A"*	30,300	1,282,599
Fiserv, Inc.*	14,460	581,147
Global Payments, Inc. (e)	17,920	1,049,037
		6,409,767
Semiconductors & Semiconductor Equipment 6.9%
Advanced Micro Devices, Inc.*	67,230	1,480,405
Cymer, Inc.* (e)	39,190	1,157,673
KLA-Tencor Corp.*	33,680	1,568,814
Lam Research Corp.*	65,910	1,905,458
Marvell Technology Group Ltd.*	49,750	1,764,632
PMC-Sierra, Inc.*	169,760	1,909,800
		9,786,782
Software 4.3%
Amdocs Ltd.*	33,280	873,600
Citrix Systems, Inc.*	41,610	1,020,693
Macromedia, Inc.*	34,730	1,080,798
McAfee, Inc.*	50,020	1,447,079
TIBCO Software, Inc.*	122,740	1,637,351
		6,059,521
Materials 2.6%
Chemicals 1.2%
Eastman Chemical Co. (e)	11,780	680,059
Lyondell Chemical Co.	34,030	984,148
		1,664,207
Metals & Mining 1.4%
AK Steel Holding Corp.* (e)	55,560	803,953
Allegheny Technologies, Inc.	32,140	696,474
Peabody Energy Corp.	7,020	567,988
		2,068,415
Telecommunication Services 2.5%
Wireless Telecommunication Services
Alamosa Holdings, Inc.* (e)	59,630	743,586
American Tower, Inc. "A"*	41,040	755,136
NII Holdings, Inc.* (e)	20,640	979,368
Western Wireless Corp. "A"*	35,070	1,027,551
		3,505,641
Total Common Stocks (Cost $110,101,433)		140,180,753

Securities Lending Collateral 15.1%
Daily Assets Fund Institutional, 2.25% (c) (d) (Cost $21,183,207)	21,183,207	21,183,207

	Shares	Value ($)

Cash Equivalents 0.7%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $1,025,473)	1,025,473	1,025,473
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $132,310,113) (a)	115.3	162,389,433
Other Assets and Liabilities, Net	(15.3)	(21,504,076)
Net Assets	100.0	140,885,357
Notes to SVS Turner Mid Cap Growth Portfolio of Investments

* Non-income producing security.

(a) The cost for federal income tax purposes was $132,689,192. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $29,700,241. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $30,177,447 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $477,206.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $20,716,371, which is 14.7% of net assets.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $110,101,433) — including $20,716,371 of securities on loan	$ 140,180,753
Investment in Daily Assets Fund Institutional (cost $21,183,207)*	21,183,207
Investment in Scudder Cash Management QP Trust (cost $1,025,473)	1,025,473
Total Investments in securities, at value (cost $132,310,113)	162,389,433
Dividends receivable	49,568
Interest receivable	6,144
Receivable for Portfolio shares sold	34,471
Other assets	3,872
Total assets	162,483,488
Liabilities
Payable upon return of securities loaned	21,183,207
Payable for investments purchased	151,354
Payable for Portfolio shares redeemed	49,510
Accrued management fee	121,563
Other accrued expenses and payables	92,497
Total liabilities	21,598,131
Net assets, at value	$ 140,885,357
Net Assets
Net assets consist of: Accumulated net investment loss	(301)
Net unrealized appreciation (depreciation) on investments	30,079,320
Accumulated net realized gain (loss)	(4,149,095)
Paid-in capital	114,955,433
Net assets, at value	$ 140,885,357
Class A Net Asset Value, offering and redemption price per share ($117,554,535 ÷ 11,918,058 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.86
Class B Net Asset Value, offering and redemption price per share ($23,330,822 ÷ 2,386,654 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.78

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $483)	$ 409,768
Interest — Scudder Cash Management QP Trust	38,767
Securities lending income, including income from Daily Assets Fund Institutional	26,862
Total Income	475,397
Expenses: Management fee	1,295,883
Custodian and accounting fees	119,636
Distribution service fees (Class B)	46,764
Record keeping fees (Class B)	24,766
Auditing	74,545
Legal	20,386
Trustees' fees and expenses	2,194
Reports to shareholders	21,943
Other	9,751
Total expenses, before expense reductions	1,615,868
Expense reductions	(1,685)
Total expenses, after expense reductions	1,614,183
Net investment income (loss)	(1,138,786)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	10,201,612
Net unrealized appreciation (depreciation) during the period on investments	4,371,388
Net gain (loss) on investment transactions	14,573,000
Net increase (decrease) in net assets resulting from operations	$ 13,434,214

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations: Net investment income (loss)	$ (1,138,786)	$ (800,151)
Net realized gain (loss) on investment transactions	10,201,612	10,584,885
Net unrealized appreciation (depreciation) on investment transactions during the period	4,371,388	23,791,384
Net increase (decrease) in net assets resulting from operations	13,434,214	33,576,118
Portfolio share transactions: Class A Proceeds from shares sold	14,595,440	23,691,008
Cost of shares redeemed	(17,916,695)	(6,045,865)
Net increase (decrease) in net assets from Class A share transactions	(3,321,255)	17,645,143
Class B Proceeds from shares sold	9,964,790	11,019,067
Cost of shares redeemed	(2,100,980)	(720,077)
Net increase (decrease) in net assets from Class B share transactions	7,863,810	10,298,990
Increase (decrease) in net assets	17,976,769	61,520,251
Net assets at beginning of period	122,908,588	61,388,337
Net assets at end of period (including accumulated net investment loss of $301 and $281, respectively)	$ 140,885,357	$ 122,908,588
Other Information
Class A Shares outstanding at beginning of period	12,352,137	10,171,623
Shares sold	1,622,749	3,071,391
Shares redeemed	(2,056,828)	(890,877)
Net increase (decrease) in Portfolio shares	(434,079)	2,180,514
Shares outstanding at end of period	11,918,058	12,352,137
Class B Shares outstanding at beginning of period	1,499,883	96,707
Shares sold	1,126,297	1,496,481
Shares redeemed	(239,526)	(93,305)
Net increase (decrease) in Portfolio shares	886,771	1,403,176
Shares outstanding at end of period	2,386,654	1,499,883

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.88	$ 5.98	$ 8.82	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)	(.06)	(.06)	(.04)
Net realized and unrealized gain (loss) on investment transactions	1.05	2.96	(2.78)	(1.14)
Total from investment operations	.98	2.90	(2.84)	(1.18)
Net asset value, end of period	$ 9.86	$ 8.88	$ 5.98	$ 8.82
Total Return (%)	11.04	48.49	(32.20)	(11.80)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	118	110	61	48
Ratio of expenses before expense reductions (%)	1.19	1.18	1.13	1.82*
Ratio of expenses after expense reductions (%)	1.19	1.18	1.13	1.30*
Ratio of net investment income (loss) (%)	(.82)	(.90)	(.82)	(.76)*
Portfolio turnover rate (%)	174	155	225	205*

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

b Based on average shares outstanding during the period.

c Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.84	$ 5.97	$ 6.60
Income (loss) from investment operations: Net investment income (loss)[b]	(.10)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.04	2.96	(.61)
Total from investment operations	.94	2.87	(.63)
Net asset value, end of period	$ 9.78	$ 8.84	$ 5.97
Total Return (%)	10.63	48.07	(9.55)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	13.6
Ratio of expenses (%)	1.56	1.57	1.38*
Ratio of net investment income (loss) (%)	(1.19)	(1.29)	(.81)*
Portfolio turnover rate (%)	174	155	225

a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b Based on an average shares outstanding during the period.

* Annualized

** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Variable Series II (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Trust offers thirty-three portfolios (the "portfolio(s)"). During the period, Scudder Government Securities Portfolio changed its name to Scudder Government & Agency Securities Portfolio and Scudder Contrarian Value Portfolio changed its name to Scudder Large Cap Value Portfolio. Effective August 16, 2004, four portfolios commenced operations; Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio and Scudder Income & Growth Strategy Portfolio. All four of the Portfolios invest primarily in existing Scudder Portfolios ("Underlying Portfolios"). Each Underlying Portfolio's accounting policies and investment holdings are outlined in the Underlying Portfolio's financials statements and are available upon request. Effective November 15, 2004, two portfolios commenced operations; Scudder Mercury Large Cap Core Portfolio and Scudder Templeton Foreign Value Portfolio.

Multiple Classes of Shares of Beneficial Interest. The Trust offers two classes of shares (Class A shares and Class B shares) except Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio and Scudder Income & Growth Strategy Portfolio, which offer Class B shares only. Sales of Class B shares are subject to record keeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25%, of the average daily net assets of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable 12b-1 fee and record keeping fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. Investments in securities and Underlying Portfolios are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Portfolios. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Investments in the Underlying Portfolios are valued at the net asset value per share of each class of the Underlying Portfolios as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Portfolios may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Trust are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The portfolios may enter into repurchase agreements with certain banks and broker/dealers whereby the portfolios, through their custodian or sub-custodian bank, receive delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the portfolios have the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the portfolios' claims on the collateral may be subject to legal proceedings.

Securities Lending. Each portfolio, except Scudder Money Market Portfolio, SVS Dreman Small Cap Value Portfolio, Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio, Scudder Income & Growth Strategy Portfolio, Scudder Mercury Large Cap Core Portfolio and Scudder Templeton Foreign Value Portfolio, may lend securities to financial institutions. The portfolios retain beneficial ownership of the securities they have loaned and continue to receive interest and dividends paid by the securities and to participate in any changes in their market value. The portfolio requires the borrowers of the securities to maintain collateral with the portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The portfolios receive compensation for lending their securities either in the form of fees or by earning interest on invested cash collateral net fees paid to a lending agent. Either the portfolios or the borrower may terminate the loan. The portfolios are subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the portfolio if the option is exercised. The portfolios may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the portfolio writes a covered call option, the portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the portfolio writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The portfolio's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the portfolio's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The portfolios may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the portfolio. When entering into a closing transaction, the portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The portfolios may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. The Scudder Fixed Income Portfolio, Scudder Government & Agency Securities Portfolio and Scudder Total Return Portfolio entered into mortgage dollar rolls in which each portfolio sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. Each portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by each portfolio because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to each portfolio. For example, while each portfolio receives compensation as consideration for agreeing to repurchase the security, each portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by each portfolio, thereby effectively charging each portfolio interest on its borrowings. Further, although each portfolio can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of each portfolio's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before each portfolio is able to repurchase them. There can be no assurance that each portfolio's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When-Issued/Delayed Delivery Securities. Several of the portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the portfolio until payment takes place. At the time the portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The portfolios' policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the portfolios paid no federal income taxes and no federal income tax provision was required.

At December 31, 2004, the following portfolios had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforward ($)	Expiration Date
Scudder Aggressive Growth Portfolio	662,000	12/31/2008
	5,489,000	12/31/2009
	8,989,000	12/31/2010
	23,998,000	12/31/2011
Scudder Blue Chip Portfolio	16,525,000	12/31/2010
Scudder Global Blue Chip Portfolio	2,280,000	12/31/2010
	2,456,000	12/31/2011
Scudder Growth Portfolio*	127,000	12/31/2007
	94,269,000	12/31/2009
	39,544,000	12/31/2010
	24,621,000	12/31/2011
	2,184,000	12/31/2012
Scudder High Income Portfolio	4,823,000	12/31/2007
	16,114,000	13/31/2008
	22,935,000	12/31/2009
	55,108,000	12/31/2010
	13,877,000	12/31/2011
Scudder International Select Equity Portfolio*	1,217,000	12/31/2008
	23,867,000	12/31/2009
	20,015,000	12/31/2010
	4,400,000	12/31/2011
Scudder Large Cap Value Portfolio	6,183,000	12/31/2008
	11,765,000	12/31/2010
	6,438,000	12/31/2011
Scudder Small Cap Growth Portfolio	73,835,000	12/31/2009
	62,668,000	12/31/2010
Scudder Technology Growth Portfolio	1,211,000	12/31/2008
	94,141,000	12/31/2009
	93,499,000	12/31/2010
	71,516,000	12/31/2011
Scudder Total Return Portfolio	21,387,000	12/31/2009
	8,813,000	12/31/2010
	46,269,000	12/31/2011
SVS Davis Venture Value Portfolio	127,000	12/31/2009
	4,386,000	12/31/2010
	1,390,000	12/31/2011
	1,088,000	12/31/2012
SVS Dreman Financial Services Portfolio	743,000	12/31/2009
	2,479,000	12/31/2010
	2,101,000	12/31/2011
SVS Dreman High Return Equity Portfolio	11,267,000	12/31/2010
	8,043,000	12/31/2011
SVS Eagle Focused Large Cap Growth Portfolio	1,336,000	12/31/2008
	7,024,000	12/31/2009
	13,889,000	12/31/2010
	334,000	12/31/2011
	124,000	12/31/2012
SVS Focus Value+Growth Portfolio	7,136,000	12/31/2009
	15,209,000	12/31/2010
	7,546,000	12/31/2011
SVS Index 500 Portfolio	448,000	12/31/2008
	3,267,000	12/31/2009
	9,116,000	12/31/2010
	3,518,000	12/21/2011
	4,052,000	12/31/2012
SVS INVESCO Dynamic Growth Portfolio	2,320,000	12/31/2010
	377,000	12/31/2011
SVS Janus Growth and Income Portfolio	12,514,000	12/31/2009
	29,907,000	12/31/2010
	6,934,000	12/31/2011
SVS Janus Growth Opportunities Portfolio	130,000	12/31/2008
	31,299,000	12/31/2009
	42,499,00	12/31/2010
	19,473,000	12/31/2011
SVS Oak Strategic Equity Portfolio	322,000	12/31/2009
	4,401,000	12/31/2010
	2,522,000	12/31/2011
	3,689,000	12/31/2012
SVS Turner Mid Cap Growth Portfolio	3,770,000	12/31/2010

* Certain of these losses may be subject to limitations under Section 381-383 of the Internal Revenue Code.

For the period from November 1, 2004 through December 31, 2004, the following portfolios incurred approximate net realized capital losses as follows:

Portfolio	Net Realized Capital Loss ($)
Scudder Aggressive Growth Portfolio	12,000
Scudder Fixed Income Portfolio	827,000
Scudder Strategic Income Portfolio	266,000
SVS Davis Venture Value Portfolio	576,000
SVS Dreman Financial Services Portfolio	330,000
SVS Eagle Focused Large Cap Growth Portfolio	297,000

As permitted by tax regulations, the portfolios intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2005.

Distribution of Income and Gains. Distributions of net investment income, if any, for all portfolios except the Scudder Money Market Portfolio, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the portfolio if not distributed and, therefore, will be distributed to shareholders at least annually. All of the net investment income of the Scudder Money Market Portfolio is declared as a daily dividend and is distributed to shareholders monthly.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, a portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the portfolio.

At December 31, 2004, the portfolios' components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed ordinary income ($)	Undistributed net long-term capital gains ($)	Capital loss carryforwards ($)	Unrealized appreciation (depreciation) on investments ($)
Scudder Aggressive Growth Portfolio	—	—	(39,138,000)	10,247,249
Scudder Blue Chip Portfolio	2,788,284	—	(16,525,000)	34,300,956
Scudder Conservative Income Strategy Portfolio	4,048	—	—	27,404
Scudder Fixed Income Portfolio	10,899,530	1,340,182	—	1,355,749
Scudder Global Blue Chip Portfolio	176,419	—	(4,736,000)	12,789,938
Scudder Government & Agency Securities Portfolio	13,236,546	22,888	—	2,026,301
Scudder Growth Portfolio	2,087,025	—	(160,745,000)	68,325,507
Scudder Growth & Income Strategy Portfolio	58,128	—	—	1,456,478
Scudder Growth Strategy Portfolio	93,109	—	—	2,077,035
Scudder High Income Portfolio	33,524,911	—	(112,857,000)	7,159,791
Scudder Income & Growth Strategy Portfolio	33,651	—	—	434,561
Scudder International Select Equity Portfolio	5,970,853	—	(49,499,000)	48,801,610
Scudder Large Cap Value Portfolio	5,207,536	—	(24,386,000)	48,129,819
Scudder Mercury Large Cap Core Portfolio	9,786	—	—	43,197
Scudder Small Cap Growth Portfolio	—	—	(136,503,000)	44,274,203
Scudder Strategic Income Portfolio	6,443,449	200,018	—	4,533,149
Scudder Technology Growth Portfolio	950,788	—	(260,367,000)	13,492,296
Scudder Templeton Foreign Value Portfolio	—	—	—	292,925
Scudder Total Return Portfolio	13,347,018	—	(76,469,000)	60,467,278
SVS Davis Venture Value Portfolio	2,236,932	—	(6,991,000)	65,487,518
SVS Dreman Financial Services Portfolio	2,664,080	—	(5,323,000)	40,116,974
SVS Dreman High Return Equity Portfolio	14,598,035	—	(19,310,000)	152,750,976
SVS Dreman Small Cap Value Portfolio	3,681,177	47,131,177	—	124,447,615
SVS Eagle Focused Large Cap Growth Portfolio	405,384	—	(22,707,000)	11,570,163
SVS Focus Value+Growth Portfolio	1,317,035	—	(29,891,000)	21,240,184
SVS Index 500 Portfolio	5,567,565	—	(20,401,000)	27,112,955
SVS INVESCO Dynamic Growth Portfolio	—	—	(2,697,000)	8,466,860
SVS Janus Growth and Income Portfolio	314,797	—	(49,355,000)	41,625,360
SVS Janus Growth Opportunities Portfolio	390,282	—	(93,401,000)	24,965,440
SVS MFS Strategic Value Portfolio	1,318,985	1,296,975	—	5,748,641
SVS Oak Strategic Equity Portfolio	3,530	—	(10,934,000)	12,405,910
SVS Turner Mid Cap Growth Portfolio	—	—	(3,770,000)	29,700,241

In addition, the tax character of distributions paid by the portfolios is summarized as follows:

	Distributions from ordinary income ($)* Years Ended December 31,		Distributions from long-term capital gains ($) Years Ended December 31,
Portfolio	2004	2003	2004	2003
Scudder Blue Chip Portfolio	1,683,204	1,361,345	—	—
Scudder Fixed Income Portfolio	11,368,699	7,994,594	1,643,431	—
Scudder Global Blue Chip Portfolio	744,211	165,879	—	—
Scudder Government & Agency Securities Portfolio	12,782,714	24,354,482	—	649,165
Scudder Growth Portfolio	815,090	328,128	—	—
Scudder High Income Portfolio	32,409,504	30,333,486	—	—
Scudder International Select Equity Portfolio	1,778,472	1,550,011	—	—
Scudder Large Cap Value Portfolio	4,405,034	4,373,416	—	—
Scudder Money Market Portfolio	3,060,457	3,501,000	—	—
Scudder Strategic Income Portfolio	2,582,795	853,600	787,439	28,838
Scudder Total Return Portfolio	10,994,018	20,032,407	—	—
SVS Davis Venture Value Portfolio	1,018,451	940,019	—	—
SVS Dreman Financial Services Portfolio	2,372,080	1,864,595	—	—
SVS Dreman High Return Equity Portfolio	12,318,605	11,423,101	—	—
SVS Dreman Small Cap Value Portfolio	3,617,447	3,009,265	—	4,054,538
SVS Focus Value+Growth Portfolio	999,011	874,250	—	—
SVS Index 500 Portfolio	3,410,455	2,880,518	—	—
SVS Janus Growth and Income Portfolio	—	1,270,975	—	—
SVS MFS Strategic Value Portfolio	51,014	24,920	15,306	—

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses arising in connection with a specific portfolio are allocated to that portfolio. Trust expenses are allocated between the portfolios in proportion to their relative net assets.

Offering Costs. Offering costs for Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio, Scudder Income & Growth Strategy Portfolio, Scudder Mercury Large Cap Core Portfolio and Scudder Templeton Foreign Value Portfolio were paid in connection with the offering of shares and are being amortized over one year.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for all portfolios, with the exception of securities in default of principal. Distributions of income and capital gains from the Underlying Portfolios are recorded on the ex-dividend date.

B. Investment Transactions

During the year ended December 31, 2004, purchases and sales of investment transactions (excluding short-term investments) were as follows:

Portfolio	Purchases ($)	Proceeds from Sales ($)
Scudder Aggressive Growth Portfolio	56,789,175	59,781,369
Scudder Blue Chip Portfolio	693,404,785	674,933,893
Scudder Conservative Income Strategy Portfolio	1,700,769	94,822
Scudder Fixed Income Portfolio excluding US Treasury Obligations and mortgage dollar roll transactions	271,840,232	214,976,219
US Treasury Obligations	286,946,849	263,430,754
mortgage dollar roll transactions	50,004,606	47,982,413
Scudder Global Blue Chip Portfolio	52,353,407	51,823,610
Scudder Government & Agency Securities Portfolio excluding US Treasury Obligations and mortgage dollar roll transactions	673,022,650	805,435,745
US Treasury Obligations	105,802,607	95,188,060
mortgage dollar roll transactions	570,221,935	515,802,279
Scudder Growth Portfolio	64,326,283	92,035,576
Scudder Growth Strategy Portfolio	45,244,077	1,372,875
Scudder Growth & Income Strategy Portfolio	37,028,786	1,002,585
Scudder High Income Portfolio excluding US Treasury Obligations	656,002,457	668,430,471
US Treasury Obligations	13,697,036	17,043,490
Scudder Income & Growth Strategy Portfolio	13,349,817	569,463
Scudder International Select Equity Portfolio	188,827,851	159,628,994
Scudder Large Cap Value Portfolio	134,634,281	114,648,636
Scudder Mercury Large Cap Core Portfolio	1,594,336	145,086
Scudder Small Cap Growth Portfolio	253,177,444	261,463,174
Scudder Strategic Income Portfolio	158,913,262	147,241,324
Scudder Technology Growth Portfolio	265,414,116	304,666,293
Scudder Templeton Foreign Value Portfolio	4,936,557	—
Scudder Total Return Portfolio excluding US Treasury Obligations and mortgage dollar roll transactions	558,022,325	631,645,604
US Treasury Obligations	297,525,532	296,723,105
mortgage dollar roll transactions	58,904,675	59,144,410
SVS Davis Venture Value Portfolio	59,128,954	7,649,794
SVS Dreman Financial Services Portfolio	13,829,335	12,419,066
SVS Dreman High Return Equity Portfolio	105,373,436	65,563,122
SVS Dreman Small Cap Value Portfolio	354,408,253	313,377,535
SVS Eagle Focused Large Cap Growth Portfolio	109,257,505	92,542,429
SVS Focus Value+Growth Portfolio	81,980,488	90,750,723
SVS Index 500 Portfolio	74,492,688	46,904,835
SVS INVESCO Dynamic Growth Portfolio	49,541,484	51,766,862
SVS Janus Growth and Income Portfolio	101,170,464	103,002,488
SVS Janus Growth Opportunities Portfolio	75,487,064	91,418,044
SVS MFS Strategic Value Portfolio	40,368,565	17,271,398
SVS Oak Strategic Equity Portfolio	41,120,897	34,530,403
SVS Turner Mid Cap Growth Portfolio	227,449,318	221,371,183

For the year ended December 31, 2004, transactions for written options were as follows for the Scudder Strategic Income Portfolio:

	Contract Amounts	Premium ($)
Beginning of period	49,656	13,199
Written	10,267,865	322,408
Closed	(10,317,521)	(335,607)
End of period	—	—

For the year ended December 31, 2004, transactions for written options were as follows for the Scudder Technology Growth Portfolio:

	Contract Amounts	Premium ($)
Beginning of period	—	—
Written	26,839	3,395,007
Closed	(10,806)	(1,623,411)
Exercised	(8,174)	(970,465)
Expired	(5,785)	(468,400)
End of period	2,074	332,731

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the portfolios in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the portfolios. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. Accordingly, for the year ended December 31, 2004, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios' average daily net assets:

Portfolio	Annual Management Fee Rate
Scudder Blue Chip Portfolio	0.65%
Scudder Fixed Income Portfolio	0.60%
Scudder Government & Agency Securities Portfolio	0.55%
Scudder Growth Portfolio	0.60%
Scudder High Income Portfolio	0.60%
Scudder International Select Equity Portfolio	0.75%
Scudder Large Cap Value Portfolio	0.75%
Scudder Small Cap Growth Portfolio	0.65%
Scudder Strategic Income Portfolio	0.65%
Scudder Total Return Portfolio	0.55%
SVS Dreman Small Cap Value Portfolio	0.75%
SVS Focus Value+Growth Portfolio	0.75%

For the period January 1, 2004 through September 30, 2004, the Scudder Money Market Portfolio paid a monthly investment management fee of 0.50%, based on the average daily net assets of the portfolio.

Effective October 1, 2004, the Scudder Money Market Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$215 million	0.500%
next $335 million	0.375%
next $250 million	0.300%
over $800 million	0.250%

Accordingly, for the year ended December 31, 2004, the fee pursuant to the Management Agreement was equivalent to the annual effective rate of 0.49% of the Scudder Money Market Portfolio's average daily net assets.

The Scudder Aggressive Growth Portfolio, Scudder Technology Growth Portfolio, SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.75%
next $750 million	0.72%
next $1.5 billion	0.70%
next $2.5 billion	0.68%
next $2.5 billion	0.65%
next $2.5 billion	0.64%
next $2.5 billion	0.63%
over $12.5 billion	0.62%

For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the Scudder Aggressive Growth Portfolio to the extent necessary to maintain the annual expenses of Class A at 0.95% and Class B at 1.35%. For the year ended December 31, 2004, the Advisor waived $42,450 of management fees.

Accordingly, for the year ended December 31, 2004, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios' average daily net assets:

Portfolio	Effective Rate
Scudder Aggressive Growth Portfolio	0.68%
Scudder Technology Growth Portfolio	0.75%
SVS Dreman Financial Services Portfolio	0.75%
SVS Dreman High Return Equity Portfolio	0.73%

SVS INVESCO Dynamic Growth Portfolio and SVS Turner Mid Cap Growth Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	1.000%
next $250 million	0.975%
next $500 million	0.950%
next $1.5 billion	0.925%
Over $2.5 billion	0.900%

For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS INVESCO Dynamic Growth Portfolio to the extent necessary to maintain the annual expenses of Class A at 1.30% and Class B at 1.70%. For the year ended December 31, 2004, the Advisor waived $68,858 of management fees.

Accordingly, for the year ended December 31, 2004, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios' average daily net assets:

Portfolio	Effective Rate
SVS INVESCO Dynamic Growth Portfolio	0.82%
SVS Turner Mid Cap Growth Portfolio	1.00%

SVS Davis Venture Value Portfolio, SVS Janus Growth and Income Portfolio, SVS Janus Growth Opportunities Portfolio and SVS Oak Strategic Equity Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.950%
next $250 million	0.925%
next $500 million	0.900%
next $1.5 billion	0.875%
Over $2.5 billion	0.850%

For the period January 1, 2004 through September 30, 2004, the SVS Eagle Focused Large Cap Growth Portfolio paid a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.950%
next $250 million	0.925%
next $500 million	0.900%
next $1.5 billion	0.875%
Over $2.5 billion	0.850%

Effective October 1, 2004 through October 1, 2005, the SVS Eagle Focused Large Cap Growth Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rate shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
SVS Eagle Focused Large Cap Growth Portfolio	0.700%

Accordingly, for the year ended December 31, 2004, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios' average daily net assets:

Portfolio	Effective Rate
SVS Davis Venture Value Portfolio	0.95%
SVS Eagle Focused Large Cap Growth Portfolio	0.88%
SVS Janus Growth and Income Portfolio	0.95%
SVS Janus Growth Opportunities Portfolio	0.95%
SVS Oak Strategic Equity Portfolio	0.95%

For the period January 1, 2004 through September 30, 2004, the SVS Index 500 Portfolio paid a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.370%
next $250 million	0.330%
next $500 million	0.310%
next $1.5 billion	0.295%
Over $2.5 billion	0.270%

Effective October 1, 2004, the SVS Index 500 Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rate shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
SVS Index 500 Portfolio	0.200%

Accordingly, for the year ended December 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.32% of SVS Index 500 Portfolio's average daily net assets.

For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS Index 500 Portfolio to the extent necessary to maintain the annual expenses of Class A at 0.55% and Class B at 0.95%. Effective October 1, 2004 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of the SVS Index 500 Portfolio to the extent necessary to maintain the annual expenses of Class A at 0.377% and Class B at 0.627% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2004, the Advisor waived $5,655 of other expenses.

The Scudder Global Blue Chip Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	1.00%
next $500 million	0.95%
next $750 million	0.90%
next $1.5 billion	0.85%
Over $3 billion	0.80%

Accordingly, for the year ended December 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.00% of Scudder Global Blue Chip Portfolio's average daily net assets.

The SVS MFS Strategic Value Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.950%
next $250 million	0.925%
next $500 million	0.900%
next $500 million	0.825%
next $1 billion	0.800%
Over $2.5 billion	0.775%

For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS MFS Strategic Value Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.15% and Class B at 1.55%. Accordingly, for the year ended December 31, 2004, the Advisor waived $89,208 of management fee and the fees pursuant to the Management Agreement were equivalent to an annual effective rate of 0.68% of the Portfolio's average daily net assets.

The Scudder Mercury Large Cap Core Portfolio pays a monthly investment management fee based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.900%
next $250 million	0.850%
next $500 million	0.800%
next $1 billion	0.750%
next $500 million	0.700%
Over $2.5 billion	0.650%

For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the Scudder Mercury Large Cap Core Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.00% and Class B at 1.20%. For the year ended December 31, 2004, the Advisor waived $1,398 of management fees.

Accordingly, for the year ended December 31, 2004 the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.90% of Scudder Mercury Large Cap Core Portfolio's average daily net assets.

In addition, for the period ended December 31, 2004, the Advisor waived $26,726 of other expenses.

The Scudder Templeton Foreign Value Portfolio pays a monthly investment management fee based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.950%
next $250 million	0.900%
next $500 million	0.850%
next $1 billion	0.750%
next $500 million	0.700%
Over $2.5 billion	0.650%

For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the Scudder Templeton Foreign Value Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.14% and Class B at 1.34%. For the year ended December 31, 2004, the Advisor waived $6,260 of management fees.

Accordingly, for the year ended December 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.00% of Scudder Templeton Foreign Value Portfolio's average daily net assets.

In addition, for the period ended December 31, 2004, the Advisor waived $26,622 of other expenses.

The Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio and Scudder Income & Growth Strategy Portfolio pays a monthly investment management fee based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$500 million	0.150%
next $500 million	0.140%
next $500 million	0.130%
next $1 billion	0.120%
Over $2.5 billion	0.110%

For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of Class B of the Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio and Scudder Income & Growth Strategy Portfolio to the extent necessary to maintain the annualized expenses of Class B at 0.75%, 0.75%, 0.75% and 0.75%, respectively. For the year ended December 31, 2004, the Advisor waived $363, $9,387, $11,104 and $3,818 of management fees, respectively.

Accordingly, for the year ended December 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.00%, 0.00%, 0.00% and 0.00% of Scudder Conservative Income Strategy Portfolio's, Scudder Growth & Income Strategy Portfolio's, Scudder Growth Strategy Portfolio's and Scudder Income & Growth Strategy Portfolio's average daily net assets, respectively.

In addition, for the year ended December 31, 2004, the Advisor waived $28,805, $9,381, $11,097 and $15,697 of other expenses for Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio and Scudder Income & Growth Strategy Portfolio.

The Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio and Scudder Income & Growth Strategy Portfolio do not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments within the set limits may represent a significant portion of an Underlying Portfolio. At December 31, 2004, the Scudder Portfolios held the following percentage of the Underlying Portfolios' outstanding shares as follows:

Portfolio	Scudder SVSII Fixed Income Portfolio
Scudder Growth & Income Strategy Portfolio	6%
Portfolio	Scudder VIT Real Estate Portfolio
Scudder Growth & Income Strategy Portfolio	35%
Scudder Growth Strategy Portfolio	55%
Scudder Income & Growth Strategy Portfolio	10%
Portfolio	Scudder SVSII MFS Strategic Value Portfolio
Scudder Growth & Income Strategy Portfolio	6%
Scudder Growth Strategy Portfolio	9%

Deutsche Asset Management Investment Services Limited ("DeAMIS") serves as sub-advisor to the Scudder International Select Equity, Scudder Strategic Income and Scudder Total Return Portfolios and is paid by the Advisor for its services.

Dreman Value Management, L.L.C. serves as sub-advisor to the SVS Dreman Financial Services, SVS Dreman High Return Equity and SVS Dreman Small Cap Value Portfolios and is paid by the Advisor for its services.

INVESCO Institutional (N.A.) Inc. serves as sub-advisor to the SVS INVESCO Dynamic Growth Portfolio and is paid by the Advisor for its services.

Eagle Asset Management, Inc. serves as sub-advisor to the SVS Eagle Focused Large Cap Growth Portfolio and is paid by the Advisor for its services.

Janus Capital Management, L.L.C., formerly Janus Capital Corporation, serves as sub-advisor to the SVS Janus Growth and Income and SVS Janus Growth Opportunities Portfolios and is paid by the Advisor for its services.

Turner Investment Partners, Inc. serves as sub-advisor to the SVS Turner Mid Cap Growth Portfolio and is paid by the Advisor for its services.

Oak Associates, Ltd. serves as sub-advisor to the SVS Oak Strategic Equity Portfolio and is paid by the Advisor for its services.

Davis Selected Advisers, L.P., serves as sub-advisor to the SVS Davis Venture Value Portfolio and is paid by the Advisor for its services.

Jennison Associates, L.L.C. serves as sub-advisor to the "growth" portion and Dreman Value Management, L.L.C. serves as sub-advisor to the "value" portion of the of the SVS Focus Value+Growth Portfolio and are paid by the Advisor for their services.

Massachusetts Financial Services Company ("MFS") serves as sub-advisor to the SVS MFS Strategic Value Portfolio and is paid by the Advisor for its services.

Northern Trust Investments, N.A. ("NTI") serves as sub-advisor to SVS Index 500 Portfolio and is paid by the Advisor for its services.

Fund Asset Management, L.P., a division of Merrill Lynch Investment Managers ("MLIM"), serves as sub-advisor to the Scudder Mercury Large Cap Core Portfolio and is paid by the Advisor for its services.

Templeton Investment Counsel L.L.C. serves as sub-advisor to the Scudder Templeton Foreign Value Portfolio and is paid by the Advisor for its services.

The portfolios paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the portfolios in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the portfolios. The amounts for 2002 and 2003 are as follows:

Portfolio	Amount ($)
	2002	2003
Scudder Aggressive Growth Portfolio	15	17
Scudder Blue Chip Portfolio	64	74
Scudder Fixed Income Portfolio	76	80
Scudder Global Blue Chip Portfolio	15	16
Scudder Government & Agency Securities Portfolio	187	136
Scudder Growth Portfolio	90	95
Scudder High Income Portfolio	104	121
Scudder International Select Equity Portfolio	33	44
Scudder Large Cap Value Portfolio	78	75
Scudder Money Market Portfolio	223	162
Scudder Small Cap Growth Portfolio	54	64
Scudder Strategic Income Portfolio	19	20
Scudder Technology Growth Portfolio	69	73
Scudder Total Return Portfolio	243	211
SVS Davis Venture Value Portfolio	55	66
SVS Dreman Financial Services Portfolio	42	43
SVS Dreman High Return Equity Portfolio	172	198
SVS Dreman Small Cap Value Portfolio	94	100
SVS Eagle Focused Large Cap Growth Portfolio	22	27
SVS Focus Value+Growth Portfolio	35	35
SVS Index 500 Portfolio	80	94
SVS INVESCO Dynamic Growth Portfolio	8	11
SVS Janus Growth & Income Portfolio	60	59
SVS Janus Growth Opportunities Portfolio	42	41
SVS MFS Strategic Value Portfolio	1	4
SVS Oak Strategic Equity Portfolio	13	22
SVS Turner Mid Cap Growth Portfolio	21	32

Service Provider Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each portfolio. In turn, SFAC has delegated certain fund accounting functions to a third-party service provider. For the year ended December 31, 2004, SFAC received the following fee for its services for the following portfolios:

Portfolio	Total Aggregated ($)	Waived ($)	Unpaid at December 31, 2004 ($)
Scudder Aggressive Growth Portfolio	72,186	—	15,331
Scudder Conservative Income Strategy Portfolio	20,294	20,294	—
Scudder Global Blue Chip Portfolio	100,052	—	21,687
Scudder Growth & Income Strategy Portfolio	29,605	14,851	2,500
Scudder Growth Strategy Portfolio	29,606	5,922	11,219
Scudder Income & Growth Strategy Portfolio	29,606	29,606	—
Scudder Mercury Large Cap Core Portfolio	4,692	4,692	—
Scudder Technology Growth Portfolio	71,164	—	19,519
Scudder Templeton Foreign Value Portfolio	8,188	8,188	—
SVS Davis Venture Value Portfolio	88,473	—	20,793
SVS Dreman Financial Services Portfolio	59,176	—	13,557
SVS Dreman High Return Equity Portfolio	133,714	—	30,357
SVS Eagle Focused Large Cap Growth Portfolio	71,185	—	17,799
SVS Index 500 Portfolio	137,196	—	42,099
SVS INVESCO Dynamic Growth Portfolio	98,193	—	24,100
SVS Janus Growth and Income Portfolio	73,094	—	18,002
SVS Janus Growth Opportunities Portfolio	64,004	—	14,898
SVS MFS Strategic Value Portfolio	84,107	—	—
SVS Oak Strategic Equity Portfolio	58,218	—	13,091
SVS Turner Mid Cap Growth Portfolio	99,561	—	21,798

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, SISC, receives a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2004, the Distribution Service Fee was as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Unpaid at December 31, 2004 ($)
Scudder Aggressive Growth Portfolio	12,985	—	1,331
Scudder Blue Chip Portfolio	67,530	—	7,396
Scudder Conservative Income Strategy Portfolio	604	604	—
Scudder Fixed Income Portfolio	175,814	—	16,456
Scudder Global Blue Chip Portfolio	23,461	—	2,556
Scudder Government & Agency Securities Portfolio	112,953	—	10,300
Scudder Growth Portfolio	29,642	—	3,276
Scudder Growth & Income Strategy Portfolio	15,635	15,635	—
Scudder Growth Strategy Portfolio	18,496	18,496	—
Scudder High Income Portfolio	116,895	—	11,765
Scudder Income & Growth Strategy Portfolio	6,354	6,354	—
Scudder International Select Equity Portfolio	78,650	—	9,313
Scudder Large Cap Value Portfolio	81,071	—	8,287
Scudder Mercury Large Cap Core Portfolio	229	229	—
Scudder Money Market Portfolio	157,184	—	11,738
Scudder Small Cap Growth Portfolio	55,527	—	5,777
Scudder Strategic Income Portfolio	39,636	—	3,876
Scudder Technology Growth Portfolio	34,701	—	3,348
Scudder Templeton Foreign Value Portfolio	846	743	—
Scudder Total Return Portfolio	66,432	—	6,595
SVS Davis Venture Value Portfolio	121,863	—	13,276
SVS Dreman Financial Services Portfolio	34,738	—	3,504
SVS Dreman High Return Equity Portfolio	230,719	—	23,607
SVS Dreman Small Cap Value Portfolio	128,313	—	13,939
SVS Eagle Focused Large Cap Growth Portfolio	60,991	—	6,510
SVS Focus Value+Growth Portfolio	22,563	—	2,275
SVS Index 500 Portfolio	128,429	—	14,996
SVS INVESCO Dynamic Growth Portfolio	14,375	—	1,359
SVS Janus Growth and Income Portfolio	53,141	—	5,521
SVS Janus Growth Opportunities Portfolio	17,186	—	1,709
SVS MFS Strategic Value Portfolio	59,488	—	—
SVS Oak Strategic Equity Portfolio	42,282	—	4,373
SVS Turner Mid Cap Growth Portfolio	46,764	—	4,752

Trustees' Fees and Expenses. The portfolios pay each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the portfolios may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Expense Reductions

For the year ended December 31, 2004, the Advisor agreed to reimburse the Portfolios which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider in the following amounts:

Portfolio	Amount ($)
Scudder Aggressive Growth Portfolio	1,090
Scudder Blue Chip Portfolio	2,838
Scudder Fixed Income Portfolio	2,780
Scudder Global Blue Chip Portfolio	1,159
Scudder Government & Agency Securities Portfolio	3,370
Scudder Growth Portfolio	3,025
Scudder High Income Portfolio	3,853
Scudder Income & Growth Strategy Portfolio	1,273
Scudder International Select Equity Portfolio	2,084
Scudder Large Cap Value Portfolio	3,005
Scudder Money Market Portfolio	3,903
Scudder Small Cap Growth Portfolio	2,359
Scudder Strategic Income Portfolio	1,248
Scudder Technology Growth Portfolio	2,420
Scudder Total Return Portfolio	5,835
SVS Davis Venture Value Portfolio	2,965
SVS Dreman Financial Services Portfolio	1,865
SVS Dreman High Return Equity Portfolio	6,773
SVS Dreman Small Cap Value Portfolio	4,133
SVS Eagle Focused Large Cap Growth Portfolio	1,493
SVS Focus Value+Growth Portfolio	1,595
SVS Index 500 Portfolio	3,377
SVS INVESCO Dynamic Growth Portfolio	951
SVS Janus Growth and Income Portfolio	2,213
SVS Janus Growth Opportunities Portfolio	1,698
SVS MFS Strategic Value Portfolio	941
SVS Oak Strategic Equity Portfolio	1,351
SVS Turner Mid Cap Growth Portfolio	1,633

In addition, the portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the portfolios' expenses. During the year ended December 31, 2004, the portfolios' custodian fees were reduced under these arrangements as follows:

Portfolio	Amount ($)
Scudder Aggressive Growth Portfolio	228
Scudder Blue Chip Portfolio	96
Scudder Fixed Income Portfolio	1,290
Scudder Government & Agency Securities Portfolio	607
Scudder Growth Portfolio	18
Scudder High Income Portfolio	5,056
Scudder Large Cap Value Portfolio	29
Scudder Mercury Large Cap Core Portfolio	18
Scudder Money Market Portfolio	477
Scudder Small Cap Growth Portfolio	225
Scudder Strategic Income Portfolio	769
Scudder Technology Growth Portfolio	190
Scudder Total Return Portfolio	982
SVS Davis Venture Value Portfolio	80
SVS Dreman Financial Services Portfolio	31
SVS Dreman High Return Equity Portfolio	36
SVS Dreman Small Cap Value Portfolio	2,577
SVS Eagle Focused Large Cap Growth Portfolio	57
SVS Focus Value+Growth Portfolio	28
SVS Index 500 Portfolio	69
SVS INVESCO Dynamic Growth Portfolio	57
SVS Janus Growth and Income Portfolio	56
SVS Janus Growth Opportunities Portfolio	30
SVS MFS Strategic Value Portfolio	28
SVS Oak Strategic Equity Portfolio	14
SVS Turner Mid Cap Growth Portfolio	52

G. Forward Foreign Currency Exchange Contracts

As of December 31, 2004, the following portfolios had entered into the following forward foreign currency exchange contracts resulting in the following:

Scudder High Income Portfolio
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
EUR	2,228,993	USD	2,735,509	3/9/2005	$ (296,355)
EUR	988,923	USD	1,277,535	3/9/2005	(67,593)
EUR	4,836,637	USD	6,107,888	3/9/2005	(470,879)
EUR	155,813	USD	207,473	5/27/2005	(4,773)
MXN	14,499,776	USD	1,240,211	3/9/2005	(45,005)
Total unrealized depreciation					$ (884,605)
Scudder Strategic Income Portfolio		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
Contracts to Deliver
USD	184,193	EUR	146,000	1/25/2005	$ 14,290
USD	294,869	EUR	396,257	1/27/2005	4,616
USD	92,053	EUR	73,000	1/27/2005	7,190
USD	170,883	EUR	134,000	1/27/2005	11,289
USD	159,960	EUR	120,000	1/27/2005	3,179
USD	137,120	MXN	1,560,000	1/27/2005	2,161
USD	130,000	RUB	3,711,500	1/27/2005	3,934
USD	110,000	TRL	177,760,000,000	1/27/2005	67,760
USD	100,000	TRL	149,800,000,000	1/27/2005	49,800
USD	121,954	TRL	180,794,000,000	1/27/2005	58,839
USD	130,000	TWD	4,192,500	1/27/2005	2,456
USD	115,192	ARS	345,000	1/27/2005	1,460
USD	235,000	BRL	716,162	1/28/2005	31,083
Total unrealized appreciation					$ 258,057
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
EUR	1,839,002	USD	2,256,455	1/21/2005	$ (243,560)
EUR	823,877	USD	1,099,999	1/21/2005	(19,855)
GBP	1,019,863	USD	1,810,257	1/21/2005	(144,887)
EUR	1,400,000	USD	1,766,100	1/27/2005	(137,193)
EUR	110,000	USD	140,307	1/27/2005	(9,237)
EUR	37,590	USD	50,000	1/27/2005	(1,103)
MXN	1,144,040	USD	97,982	1/27/2005	(4,161)
MXN	1,799,920	USD	160,000	1/27/2005	(702)
MXN	2,928,328	USD	260,000	1/27/2005	(1,449)
TRL	330,594,000,000	USD	211,851	1/27/2005	(118,743)
TRL	177,760,000,000	USD	109,256	1/27/2005	(68,504)
BRL	384,670	USD	130,000	1/28/2005	(12,920)
BRL	331,492	USD	119,113	1/28/2005	(4,049)
EUR	139,576	USD	171,293	3/9/2005	(18,558)
EUR	19,412	USD	23,799	3/9/2005	(2,605)
EUR	52,001	USD	63,129	3/9/2005	(7,602)
EUR	51,657	USD	63,616	3/9/2005	(6,648)
EUR	51,667	USD	64,042	3/9/2005	(6,235)
EUR	56,094	USD	68,996	3/9/2005	(7,303)
EUR	22,386	USD	28,456	3/9/2005	(1,994)
EUR	54,251	USD	69,108	3/9/2005	(4,683)
EUR	14,880	USD	19,140	3/9/2005	(1,099)
EUR	115,504	USD	149,213	3/9/2005	(7,895)
EUR	21,379	USD	27,870	3/9/2005	(1,210)
EUR	15,341	USD	20,370	3/9/2005	(497)
EUR	13,174	USD	17,730	3/9/2005	(190)
MXN	1,111,737	USD	94,907	3/9/2005	(3,634)
MXN	78,094	USD	6,622	3/9/2005	(300)
MXN	85,204	USD	7,508	3/9/2005	(44)
EUR	15,582	USD	20,748	5/27/2005	(477)
Total unrealized depreciation					$ (837,337)
Scudder Total Return Portfolio		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
Contracts to Deliver
AUD	760,000	NZD	834,998	1/27/2005	$ 3,475
NZD	853,230	AUD	798,000	1/27/2005	18,700
EUR	469,000	USD	623,796	1/27/2005	13,808
USD	1,861,234	JPY	191,400,000	1/27/2005	10,181
USD	623,110	JPY	65,100,000	1/27/2005	13,406
AUD	760,000	NZD	834,998	1/27/2005	3,307
USD	1,236,436	SEK	8,500,000	1/27/2005	42,955
EUR	469,856	SEK	4,210,000	1/27/2005	7,652
USD	614,292	TWD	19,900,000	1/27/2005	14,418
Total unrealized appreciation					$ 127,902
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
NZD	2,619,711	AUD	2,365,000	1/27/2005	$ (1,813)
EUR	147,700	USD	194,392	1/27/2005	(6,406)
EUR	45,108	USD	60,000	1/27/2005	(1,324)
EUR	469,859	SEK	4,210,000	1/27/2005	(12,744)
EUR	460,000	USD	611,101	1/27/2005	(14,267)
GBP	330,000	USD	610,566	1/27/2005	(21,798)
JPY	64,000,000	USD	621,661	1/27/2005	(4,099)
MXN	2,294,000	USD	201,502	1/27/2005	(3,313)
NZD	2,619,710	AUD	2,365,000	1/27/2005	(34,648)
NZD	853,230	AUD	798,000	1/27/2005	(8,889)
EUR	231,151	USD	298,612	3/9/2005	(15,799)
EUR	442,689	USD	574,818	3/9/2005	(27,325)
EUR	20,520	USD	26,168	3/9/2005	(1,744)
MXN	26,990,237	USD	2,319,945	3/9/2005	(72,386)
EUR	25,969	USD	34,579	5/27/2005	(796)
Total unrealized depreciation					$ (227,351)
SVS Janus Growth and Income Portfolio				Settlement Date	Unrealized Depreciation (US$)
Contracts to Deliver		In Exchange For
CHF	800,000	USD	641,849	4/15/2005	$ (65,587)
CHF	925,000	USD	735,996	4/15/2005	(81,977)
CHF	180,000	USD	154,089	4/15/2005	(5,083)
EUR	915,000	USD	1,126,914	4/15/2005	(118,433)
EUR	325,000	USD	409,841	4/15/2005	(32,495)
Total unrealized depreciation					$ (303,575)

Currency Abbreviations:

ARS	Argentine Peso	JPY	Japanese Yen
BRL	Brazilian Real	MXN	Mexican Peso
CHF	Swiss Franc	RUB	Russian Ruble
EUR	Euro	TRL	Turkish Lira
GBP	British Pound	USD	United States Dollar
AUD	Australian Dollar	SEK	Swedish Krona
TWD	Taiwanese Dollar	NZD	New Zealand Dollar

H. Ownership of the Portfolios

At December 31, 2004, the beneficial ownership in the portfolios was as follows:

Scudder Aggressive Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 64% and 32%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 86% and 14%.

Scudder Blue Chip Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 54% and 38%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 82% and 18%.

Scudder Conservative Income Strategy Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 53% and 42%.

Scudder Fixed Income Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 40% and 38%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 85%.

Scudder Global Blue Chip Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 57% and 41%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 74% and 26%.

Scudder Government & Agency Securities Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 43%, 31% and 19%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 89%.

Scudder Growth Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 47%, 28% and 21%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 83% and 16%.

Scudder Growth & Income Strategy Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 80% and 21%.

Scudder Growth Strategy Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 84% and 16%.

Scudder High Income Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 38%, 32% and 27%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 84% and 16%.

Scudder Income & Growth Strategy Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 70% and 30%.

Scudder International Select Equity Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 38%, 30% and 29%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 67% and 33%.

Scudder Large Cap Value Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 43%, 37% and 17%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 84% and 16%.

Scudder Mercury Large Cap Core Portfolio: One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class A shares of the Portfolio, owning 100%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 53% and 47%.

Scudder Money Market Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 41%, 35% and 22%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 61% and 34%.

Scudder Small Cap Growth Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 42%, 28% and 26%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 87%.

Scudder Strategic Income Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 48% and 48%. Two Participating Insurance Companies were owners of record of 10% or more of the outstanding Class B shares of the Portfolio, each owning 72% and 28%.

Scudder Technology Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 60% and 35%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 83% and 16%.

Scudder Templeton Foreign Value Portfolio: One Participating Insurance Company was owner of record of 10% or more of the total outstanding Class A shares of the Portfolio, owning 100%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 93%.

Scudder Total Return Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 48%, 32% and 19%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 80% and 19%.

SVS Davis Venture Value Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 75% and 24%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 77% and 22%.

SVS Dreman Financial Services Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 55% and 42%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 81% and 19%.

SVS Dreman High Return Equity Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 67% and 29%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 87% and 12%.

SVS Dreman Small Cap Value Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 55%, 30% and 13%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 81% and 15%.

SVS Eagle Focused Large Cap Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 68% and 26%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 88%.

SVS Focus Value+Growth Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 50%, 34% and 14%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 89% and 11%.

SVS Index 500 Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 67% and 31%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 85% and 15%.

SVS INVESCO Dynamic Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 80% and 20%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 91%.

SVS Janus Growth and Income Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 69% and 30%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 86% and 14%.

SVS Janus Growth Opportunities Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 69% and 31%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 92%.

SVS MFS Strategic Value Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 60% and 20%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 87% and 13%.

SVS Oak Strategic Equity Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 80% and 20%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 84% and 11%.

SVS Turner Mid Cap Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, owning 81% and 19%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 85% and 15%.

I. Line of Credit

The Trust and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The facility borrowing limit for each portfolio is as follows:

Portfolio	Facility Borrowing Limit
Scudder Aggressive Growth Portfolio	33%
Scudder Blue Chip Portfolio	33%
Scudder Fixed Income Portfolio	33%
Scudder Global Blue Chip Portfolio	33%
Scudder Government & Agency Securities Portfolio	33%
Scudder Growth Portfolio	33%
Scudder High Income Portfolio	33%
Scudder International Select Equity Portfolio	33%
Scudder Large Cap Value Portfolio	33%
Scudder Money Market Portfolio	33%
Scudder Small Cap Growth Portfolio	33%
Scudder Strategic Income Portfolio	33%
Scudder Technology Growth Portfolio	5%
Scudder Total Return Portfolio	33%
SVS Davis Venture Value Portfolio	33%
SVS Dreman Financial Services Portfolio	33%
SVS Dreman High Return Equity Portfolio	33%
SVS Dreman Small Cap Value Portfolio	33%
SVS Eagle Focused Large Cap Growth Portfolio	33%
SVS Focus Value+Growth Portfolio	33%
SVS Index 500 Portfolio	33%
SVS INVESCO Dynamic Growth Portfolio	33%
SVS Janus Growth and Income Portfolio	33%
SVS Janus Growth Opportunities Portfolio	33%
SVS MFS Strategic Value Portfolio	33%
SVS Oak Strategic Equity Portfolio	33%
SVS Turner Mid Cap Growth Portfolio	33%

J. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

K. Payments Made by Affiliates

During the year ended December 31, 2004, the Advisor fully reimbursed the Government and Agency Securities Portfolio $2,420 for losses incurred in violation of investment restrictions.

L. Fund Mergers

On January 20, 2005, the Board of the following Acquired Portfolios approved, in principle, the merger of the Acquiring Portfolio into the Acquired Portfolio, a Scudder fund managed by the same portfolio management team.

Completion of the merger is subject to a number of conditions, including final approval by the Portfolio's Board and approval by the shareholders of the Portfolio at a shareholder meeting expected to be held within approximately the next five months.

Acquired Portfolios	Acquiring Portfolios
SVS Focus Value+Growth Portfolio	SVSI Growth and Income Portfolio
Scudder Growth Portfolio	SVSI Capital Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Scudder Variable Series II:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Scudder Variable Series II (the "Trust") comprising the Scudder Aggressive Growth, Scudder Blue Chip, Scudder Conservative Income Strategy, Scudder Fixed Income, Scudder Global Blue Chip, Scudder Government & Agency Securities (formerly, Scudder Government Securities), Scudder Growth, Scudder Growth & Income Strategy, Scudder Growth Strategy, Scudder High Income, Scudder Income & Growth Strategy, Scudder International Select Equity, Scudder Large Cap Value (formerly, Scudder Contrarian Value), Scudder Mercury Large Cap Core, Scudder Money Market, Scudder Small Cap Growth, Scudder Strategic Income, Scudder Technology Growth, Scudder Templeton Foreign Value, Scudder Total Return, SVS Davis Venture Value, SVS Dreman Financial Services, SVS Dreman High Return Equity, SVS Dreman Small Cap Value, SVS Eagle Focused Large Cap Growth, SVS Focus Value+Growth, SVS Index 500, SVS INVESCO Dynamic Growth, SVS Janus Growth and Income, SVS Janus Growth Opportunities, SVS MFS Strategic Value, SVS Oak Strategic Equity, and SVS Turner Mid Cap Growth Portfolios (collectively, the "portfolios") as of December 31, 2004, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Scudder Variable Series II at December 31, 2004, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 15, 2005

Tax Information (Unaudited)

The following portfolios paid distributions from net long-term capital gains during the year ended December 31, 2004 as follows:

Portfolio	Distribution Per Share ($)	% Representing 15% Rate Gains
Scudder Fixed Income Portfolio	.08	100
Scudder Strategic Income Portfolio	.013	100
SVS MFS Strategic Value Portfolio	.004	100

The following portfolios designated as capital gain dividends for its year ended December 31, 2004:

Portfolio	Capital Gain ($)	% Representing 15% Rate Gains
Scudder Fixed Income Portfolio	1,470,000	100
Scudder Government & Agency Securities Portfolio	30,000	100
Scudder Strategic Income Portfolio	270,000	100
SVS Dreman Small Cap Value Portfolio	51,844,000	100
SVS MFS Strategic Value Portfolio	1,427,000	100

For corporate shareholders, the following percentage of income dividends paid during the following portfolios' fiscal year ended December 31, 2004 qualified for the dividends received deduction:

Portfolio	%
Scudder Blue Chip Portfolio	100
Scudder Global Blue Chip Portfolio	46
Scudder Growth Portfolio	100
Scudder Large Cap Value Portfolio	100
Scudder Total Return Portfolio	53
SVS Davis Venture Value Portfolio	100
SVS Dreman Financial Services Portfolio	100
SVS Dreman High Return Equity Portfolio	100
SVS Dreman Small Cap Value Portfolio	100
SVS Focus Value+Growth Portfolio	100
SVS Index 500 Portfolio	100
SVS MFS Strategic Value Portfolio	100

Scudder International Select Equity Portfolio paid foreign taxes of $537,188 and earned $3,892,991 of foreign source income during the year ended December 31, 2004. Pursuant to Section 853 of the Internal Revenue Code, Scudder International Select Equity Portfolio designates $0.03 per share as foreign taxes paid and $0.20 per share as income earned from foreign sources for the year ended December 31, 2004.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Proxy Voting

A description of the Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the Trust as of December 31, 2004. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	86
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	86
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	86
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	86
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	86
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	86
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	86
William McClayton (1945) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	86
Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983-present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies).

* Inception date of the corporation which was the predecessor to the L.L.C.

		145
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	86
Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[3] (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	137
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

n/a
Charles A. Rizzo[5] (1957) Treasurer, 2002-present

Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a
Kevin M. Gay[5] (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a
Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director, Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Address: 280 Park Avenue, New York, New York

4 Address: 345 Park Avenue, New York, New York

5 Address: Two International Place, Boston, Massachusetts

6 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

About the Fund's Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 778-1482

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

Printed on recycled paper.
SVS2-2 (2/28/05) 35972
Form A
Printed in the U.S.A.

ITEM 2.         CODE OF ETHICS.

As of the end of the period, December 31, 2004, Scudder Variable Series II has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                           SCUDDER VARIABLE SERIES II
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The  following  table  shows the  amount of fees that  Ernst  &  Young,  LLP
("E&Y"),  the Fund's auditor,  billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit  Committee  approved  in  advance  all audit  services  and  non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
   Fiscal Year       Audit Fees    Audit-Related    Tax Fees       All Other
      Ended            Billed       Fees Billed     Billed to      Fees Billed
   December 31,       to Fund         to Fund         Fund          to Fund
--------------------------------------------------------------------------------
2004                 $1,142,235        $0          $201,571            $0
--------------------------------------------------------------------------------
2003                  $999,220         $0          $162,821          $9,828
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows the amount of fees  billed by  E&Y to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                       Audit-Related          Tax Fees           All Other
                        Fees Billed           Billed to        Fees Billed
                        to Adviser           Adviser and      to Adviser and
  Fiscal              and Affiliated         Affiliated         Affiliated
 Year Ended            Fund Service         Fund Service       Fund Service
December 31,            Providers             Providers          Providers
--------------------------------------------------------------------------------
2004                       $347,500              $0                  $0
--------------------------------------------------------------------------------
2003                       $112,900              $0                  $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that  E&Y  billed  during the
Fund's last two fiscal years for non-audit  services.  For  engagements  entered into on or after May 6, 2003,  the Audit  Committee  pre-approved  all non-audit services that E&Y  provided to the Adviser and any  Affiliated  Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee  requested and received  information  from E&Y about any non-audit  services that E&Y  rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee  considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                                     Total
                                   Non-Audit
                                Fees billed to
                                  Adviser and
                                Affiliated Fund         Total
                               Service Providers      Non-Audit
                                 (engagements        Fees billed
                                    related        to Adviser and
                                directly to the    Affiliated Fund
                    Total       operations and         Service
                  Non-Audit        financial         Providers
                Fees Billed        reporting         (all other       Total of
   Fiscal         to Fund        of the Fund)       engagements)      (A), (B
 Year Ended
December 31,         (A)              (B)                (C)           and (C)
--------------------------------------------------------------------------------
2004              $201,571             $0             $331,601          $533,172
--------------------------------------------------------------------------------
2003              $172,649             $0            $3,742,000       $3,914,649
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management  and  process  improvement  initiatives  for DeIM and  other  related entities that provide support for the operations of the fund.

                                       ***

E&Y  recently advised the Fund's Audit Committee that various E&Y member firms  provided  certain  non-audit  services  to  Deutsche  Bank  entities  and affiliates  (collectively,  the "DB entities")  between 2003 and 2005 that raise issues under the SEC auditor  independence rules. The DB entities are within the
"Investment  Company Complex" (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

First,  E&Y  advised the Audit  Committee that in connection  with providing permitted  expatriate  tax compliance  services for DB entities  during 2003 and
2004,  member firms in China and Japan  ("E&Y  China" and  "E&Y  Japan,"
respectively)  received  funds  from the DB  entities  that  went  into  E&Y
"representative  bank trust  accounts"  and were used to pay the foreign  income taxes of the expatriates.  E&Y has advised the Audit Committee that handling
those  funds  was  in  violation  of  Rule  2-01  of   Regulation   S-X.   (Rule
2-01(c)(4)(viii)  provides that an accountant's  independence is impaired if the accountant has custody of assets of the audit client.)

Second,  E&Y  advised the Audit  Committee that in connection with providing monthly  payroll  services to employees of certain DB entities  from May 2003 to
February 2005, a member firm in Chile ("E&Y  Chile") received funds from the
DB entities that went into an E&Y trust account and were used to pay the net salaries and social security taxes of executives of the DB entities. E&Y has advised the Audit  Committee  that handling those funds was in violation of Rule
2-01 of Regulation S-X.

Third,  E&Y  advised the Audit  Committee that in connection  with providing certain  services in  assisting a DB entity with  various  regulatory  reporting requirements,  a  member  firm in  France  ("E&Y  France")  entered  into an engagement with the DB entity that resulted in E&Y France staff  functioning under the direct responsibility and direction of a DB entity supervisor. E&Y advised the Audit Committee that, although the services provided were "permitted services" under Rule 2-01 of Regulation S-X, the structure of the engagement was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(4)(vi)  provides that an  accountant's  independence is impaired if the accountant acts as an employee of an audit client.)

The Audit  Committee  was informed  that E&Y  China  received  approximately
$1,500,  E&Y Japan received  approximately  $41,000,  E&Y Chile received approximately $12,000 and E&Y France received approximately $100,000 for the services they provided to the DB entities.  E&Y  advised the Audit Committee that it conducted an internal  review of the situation  and, in view of the fact that similar  expatriate  tax  compliance  services were provided to a number of
E&Y audit clients  unrelated to DB or the Fund,  E&Y has advised the SEC and the PCAOB of the  independence  issues arising from those services.  E&Y advised the Audit Committee that E&Y  believes its  independence as auditors for the Fund was not impaired  during the period the services were provided.  In reaching this conclusion, E&Y noted a number of factors, including that none of the E&Y personnel who provided the non-audit  services to the DB entities were  involved  in the  provision  of audit  services  to the Fund,  the E&Y professionals  responsible  for the  Fund's  audits  were not aware  that  these non-audit services took place, and that the fees charged were not significant to
E&Y  overall  or to the fees  charged  to the  Investment  Company  Complex.
E&Y also noted that E&Y  China,  E&Y  Japan and E&Y Chile are no longer providing these services and that the E&Y France  engagement has been restructured.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Variable Series II

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Variable Series II

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               February 28, 2005